EXHIBIT 4.5.1

              TRUST AGREEMENT, DATED AS OF SEPTEMBER 1, 2002,
        BETWEEN GS MORTGAGE SECURITIES CORP. AND JPMORGAN CHASE BANK

--------------------------------------------------------------------------------



                       GSR MORTGAGE LOAN TRUST 2002-9



                     MORTGAGE PASS-THROUGH CERTIFICATES


                               SERIES 2002-9





                              TRUST AGREEMENT


                                   among


                       GS MORTGAGE SECURITIES CORP.,
                                as Depositor


                                    and


                            JPMORGAN CHASE BANK,
                                 as Trustee





                                Dated as of

                             September 1, 2002



--------------------------------------------------------------------------------

                             TABLE OF CONTENTS
                                                                                                               Page
ARTICLE I DEFINITIONS.............................................................................................1
   Section 1.01         Standard Terms............................................................................1
   Section 1.02         Defined Terms.............................................................................2
ARTICLE II FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS......................................................12
   Section 2.01         Conveyance to the Trustee................................................................12
   Section 2.02         Acceptance by the Trustee................................................................13
   Section 2.03         REMIC Elections and REMIC Interests Designations.........................................13
ARTICLE III REMITTING TO CERTIFICATEHOLDERS......................................................................18
   Section 3.01         Distributions to  Certificateholders.....................................................18
   Section 3.02         Allocation of Realized Losses and Shortfalls.............................................24
ARTICLE IV THE SECURITIES........................................................................................26
   Section 4.01         The Certificates.........................................................................26
   Section 4.02         Denominations............................................................................26
   Section 4.03         Redemption of Certificates...............................................................26
   Section 4.04         Securities Laws Restrictions.............................................................27
ARTICLE V MISCELLANEOUS PROVISIONS...............................................................................27
   Section 5.01         Request for Opinions.....................................................................27
   Section 5.02         Schedules and Exhibits...................................................................27
   Section 5.03         Governing Law............................................................................27
   Section 5.04         Counterparts.............................................................................28
   Section 5.05         Notices..................................................................................28

                           SCHEDULES AND EXHIBITS

Schedule I            Pool 1 Mortgage Loans
Schedule II           Pool 2 Mortgage Loans

Exhibit A1-A          Form of Class A1-A Certificate
Exhibit A1-B          Form of Class A1-B Certificate
Exhibit A2-A          Form of Class A2-A Certificate
Exhibit A2-B          Form of Class A2-B Certificate
Exhibit A2-C          Form of Class A2-C Certificate
Exhibit A2-D          Form of Class A2-D Certificate
Exhibit X1            Form of Class X1 Certificate
Exhibit X2            Form of Class X2 Certificate
Exhibit B1            Form of Class B1 Certificate
Exhibit B2            Form of Class B2 Certificate
Exhibit B3            Form of Class B3 Certificate
Exhibit B4            Form of Class B4 Certificate
Exhibit B5            Form of Class B5 Certificate
Exhibit B6            Form of Class B6 Certificate
Exhibit R1            Form of Class R1 Certificate
Exhibit R2            Form of Class R2 Certificate
Exhibit R3            Form of Class R3 Certificate

                              TRUST AGREEMENT

            THIS TRUST AGREEMENT (this "Trust Agreement"), dated as of September 1, 2002, is hereby executed by and among GS MORTGAGE SECURITIES CORP., a Delaware corporation (the "Depositor") and JPMORGAN CHASE BANK, as trustee (the "Trustee") under this Trust Agreement and the Standard Terms to Trust Agreement, September 2002 Edition (the "Standard Terms"), all of the provisions of which, unless otherwise specified herein, are incorporated herein and shall be a part of this Trust Agreement as if set forth herein in full.

                           PRELIMINARY STATEMENT

            The Board of Directors of the Depositor has duly authorized the formation of GSR Mortgage Loan Trust 2002-9 as a trust (the "Trust") to issue a series of securities with an aggregate initial outstanding principal balance of $1,186,528,826 to be known as the Mortgage Pass-Through Certificates, Series 2002-9 (the "Certificates"). The Trust is formed by this Trust Agreement. The Certificates in the aggregate evidence the entire beneficial ownership in the Trust. The Certificates consist of seventeen classes as set forth herein.

            Pursuant to Section 10.01 of the Standard Terms, the Trustee will make an election to treat all of the assets of the Trust as three real estate mortgage investment conduits (each, a "REMIC" and, individually, "REMIC I," "REMIC II" and "REMIC III") for federal income tax purposes. The "startup day" of each REMIC for purposes of the REMIC Provisions is the Closing Date.

NOW, THEREFORE, in consideration of the mutual promises, covenants, representations and warranties hereinafter set forth, the Depositor and the
Trustee:

                                 ARTICLE I

                                DEFINITIONS

Section 1.01      Standard Terms.

         The Depositor and the Trustee acknowledge that the Standard Terms prescribe certain obligations of the Depositor and the Trustee, with respect to the Certificates. The Depositor and the Trustee agree to observe and perform such prescribed duties, responsibilities and obligations, pursuant to the terms and conditions thereof and of this Trust Agreement, and acknowledge that, except to the extent inconsistent with the provisions of this Trust Agreement, the Standard Terms are and shall be a part of this Trust Agreement to the same extent as if set forth herein in full.

         Pursuant to Section 2.02(f) of the Standard Terms, the Depositor acknowledges the appointment of the Custodian and agrees to deliver to the applicable Custodian all Mortgage Loan documents that are to be included in the Trustee Mortgage Loan File for each Mortgage Loan. The Depositor and the Custodian acknowledge that, pursuant to existing Custodial Agreements entered into between the Custodian and predecessors in interest of the Depositor, the Custodian previously acted as custodian for such predecessors in interest and that in connection with the formation of the Trust, the Depositor will assign each Custody Agreement to the Trustee and cause a receipt to be issued in the name of the Trustee.

Section 1.02      Defined Terms.

         Capitalized terms used but not defined herein shall have the respective meanings assigned to them in Section 1.01 of the Standard Terms or in the Sale and Servicing Agreements. In the event of a conflict between the Standard Terms and the Sale and Servicing Agreements, the Sale and Servicing Agreements shall govern. In addition, the following provisions shall govern the defined terms set forth below for this Trust Agreement:

         "Accrued Certificate Interest": Certificate Interest to be distributed to each Class of Certificates on each Distribution Date consist of (i) previously accrued Certificate Interest that remained unpaid on the previous Distribution Date (on a cumulative basis) and (ii) Certificate Interest accrued for the related Interest Accrual Period. In the case of the Class X1 Certificates, Accrued Certificate Interest shall include the Class B1 Interest Rate Strip and the Class B2 Interest Rate Strip.

         "Administrative Cost Rate": For each Mortgage Loan, the applicable Servicing Fee Rate and the Trustee Fee Rate.

         "Aggregate Principal Distribution Amount": With respect to any Distribution Date, REMIC I, and each Pool, the Aggregate Principal Distribution Amount shall be an amount equal to the sum of (i) the Principal Prepayment Amount for the Mortgage Loans in such Pool, (ii) the principal portion of all Scheduled Payments due on the Mortgage Loans in such Pool during the related Due Period, whether or not received, and (iii) the excess of the Aggregate Principal Distribution Amount for such Pool on the prior Distribution Date over the principal amount actually paid on the Certificates or Interests on such date plus, for the first Distribution Date, the Reconciliation Amount, if any.

         "Assignment Agreement": Each of: (a) with respect to the Bank of America Mortgage Loans: (i) the Assignment, Assumption and Recognition Agreement, dated September 1, 2002, by and among GSMC, the Depositor and Bank of America, N.A., as Servicer and (ii) the Assignment, Assumption and Recognition Agreement, dated September 1, 2002, by and among the Trust, the Depositor and Bank of America, N.A., as Servicer and (b) with respect to the Wells Fargo Mortgage Loans: (i) the Assignment, Assumption and Recognition Agreement, dated September 1, 2002, by and among GSMC, the Depositor and Wells Fargo, as Servicer and (ii) the Assignment, Assumption and Recognition Agreement dated September 1, 2002, by and among the Trust, the Depositor and Wells Fargo, as Servicer.

         "Available Distribution Amount": For any Distribution Date for Pool 1 Mortgage Loans or Pool 2 Mortgage Loans, as the case may be, the sum, for the relevant Pool, of the following amounts:

                  (1) the total amount of all cash received from or on behalf of the mortgagors or advanced by the Servicers on the mortgage loans and not previously distributed (including Advances made by the Servicers and proceeds of mortgage loans in the applicable Pool that are liquidated), except:

                    (a) all Scheduled Payments collected but due on a Due
               Date after that Distribution Date;

                    (b) all Curtailments received after the previous
               calendar month;

                    (c) all Payoffs received after the previous calendar
               month (together with any interest payment received with those Payoffs to the extent that it represents the payment of interest accrued on the mortgage loans for the period after the previous calendar month;

                    (d) Liquidation Proceeds and Insurance Proceeds
               received on the mortgage loans in the applicable Pool after the previous calendar month;

                    (e) all amounts in the Certificate Account that are due
               and reimbursable to the Servicers under the Sale and Servicing Agreements;

                    (f) the servicing compensation for each mortgage loan
               in the applicable Pool net of any amounts payable as compensating interest by the applicable Servicer on that Distribution Date relating to mortgage loans that it services; and

                    (g) any cash crossed over to the other Pool as a result
               of allocating Realized Losses to a Pool other than that in which the Realized Loss occurred.

                  (2) all Advances made by the Servicers for that Distribution Date to cover any shortfall resulting when payments due on a mortgage loan are less than the full scheduled payments of principal and interest due on such Mortgage Loan;

                  (3) the total amount of any cash received during the calendar month prior to that Distribution Date by the Trustee or the Servicers as a result of the repurchase by a Seller of any mortgage loans in the applicable Pool as a result of defective documentation or breach of representations and warranties; and

                  (4)      any Crossover Amounts received.

         If there is a Reconciliation Amount, then on the first Distribution Date, the amount thereof shall be added to the Available Distribution Amount by the Trustee (from funds provided to it by the Depositor) and included in the Available Distribution Amount for the applicable Pool. On or prior to the first Distribution Date, the Depositor shall deliver cash sufficient to pay the Reconciliation Amount to the Trustee. Any portion of such amount not needed to pay the Reconciliation Amount shall be returned to the Depositor.

         "Bank of America":  Bank of America, N.A.

         "Bank of America Mortgage Loans": The Mortgage Loans sold by Bank of America pursuant to the Bank of America Sale and Servicing Agreement.

         "Bank of America Sale and Servicing Agreement": The Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002, between GSMC and Bank of America.

          "Book-Entry Certificates": The Class A1-A, Class A1-B, Class A2-A, Class A2-B, Class A2-C, Class A2-D, Class B1, Class B2, Class B3, Class X1 and Class X2.

          "Certificate Balance": As to any Class of Certificates or Interests as of the close of business on each Distribution Date, the initial Certificate Balance thereof (as shown on the charts in Section 2.03(b), (c) and (d)) reduced by all principal payments previously distributed to such Class and all Realized Losses previously allocated to such Class.

         "Certificate Interest": For each class of Certificates or Interests, other than the Class X Certificates, on each Distribution Date, an amount equal to the product of (a) the Certificate Rate for such Class,
(b) a fraction, the numerator of which is the actual number of days in the related Interest Accrual Period and the denominator of which is 360, and
(c) the applicable Certificate Balance. In the case of the Class X Certificates, the amount described in Section 2.03.

         "Certificate Rate": With respect to each Class of Certificates or Interests on any Distribution Date, the percentage per annum or other entitlement to interest described in Section 2.03.

         "Class": Each Class of Certificates or REMIC Interests.

         "Class A Certificates": The Class A1-A, Class A1-B, Class A2-A, Class A2-B, Class A2-C, and Class A2-D Certificates.

         "Class A1 Certificates": The Class A1-A and Class A1-B
Certificates.

         "Class A2 Certificates": The Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates.

         "Class A Interests": The Class AI and Class AII Interests.

         "Class AI Interests": The Class AI-1 and Class AI-2 Interests in
REMIC I.

         "Class AII Interests": The Class AII-1, Class AII-2, Class AII-3, Class AII-4, Class AII-5 and Class AII-6 Interests in REMIC II.

         "Class B Certificate Rate": The Class B Net WAC Rate minus (i) in the case of the Class B1 Certificates, the Class B1 Interest Rate Strip, and (ii) in the case of the Class B2 Certificates, the Class B2 Interest Rate Strip. In the case of the Class B3, Class B4, Class B5 and Class B6 Certificates, the Net WAC Rate.

         "Class B Certificates": The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates.

         "Class B Net WAC Rate": For each Distribution Date, the weighted average of the Certificate Rates on the Class MA-1, MB-1, MA-2 and MB-2 Interests.

         "Class BI Interests": The Class BI-1 and Class BI-2 Interests in
REMIC I.

         "Class BII Interests": The Class BII-1, Class BII-2, Class BII-3, Class BII-4, Class BII-5 and Class BII-6 Interests in REMIC II.

         "Class B1 Interest Rate Strip": shall have the meaning specified in Section 2.03 hereof.

         "Class B2 Interest Rate Strip": shall have the meaning specified in Section 2.03 hereof.

         "Class Percentage": For each Distribution Date and for each Class of Certificates or Interests, as applicable, the percentage obtained by dividing the Certificate Balance of such Class of Certificates or Interests, as applicable, immediately prior to such Distribution Date by the then aggregate Certificate Balance of all of the Certificates or Interests, as applicable.

         "Class X1 Pass-Through Amount": On any Distribution Date and the Class X1 Certificates, the amount shown in footnote 8 of Section 2.03(d).

         "Class X2 Pass-Through Amount": On any Distribution Date and the Class X2 Certificates, the amount shown in footnote 9 of Section 2.03(d).

         "Closing Date": September 27, 2002.

         "Collateral Shortfall": With respect to any Distribution Date, any Pool, and REMIC I, or REMIC III, the amount, if any, by which the Class A Interest or Interests related to such Pool on such Distribution Date (after application of all principal distributions other than Crossover Amounts) exceeds the aggregate Scheduled Principal Balance of all Mortgage Loans in such Pool (as of the close of the related Due Period) or the Corresponding Class of AII Interests, in the case of REMIC III.

         "Corresponding Class": As to each REMIC I, REMIC II Interest, or REMIC III Certificate, the Interests or Certificates shown as the "corresponding" Class or Classes in the applicable chart in Section 2.03.

         "Credit Support Depletion Date": The first Distribution Date (if any) on which the aggregate Certificate Balance of the Class B Certificates has been or will be reduced to zero.

         "Crossover Amounts": For any Distribution Date, either Pool and REMIC I, the Subordinate Principal Distribution Amount (prior to subtracting Crossover Amounts pursuant to clause (ii)(b) thereof)) multiplied by one minus a fraction (x) the numerator of which is the Certificate Balance of the Class AI and Class BI Interests related to such Pool and (y) the denominator of which is equal to the aggregate outstanding Scheduled Principal Balance of the Mortgage Loans in such Pool. In addition, if at any time Mortgage Loans remain outstanding in either Pool but no Interests or Certificates relating to such Pool remain outstanding and no losses unreimbursed), any collections from such Mortgage Loans shall be crossed over to the other Pool

         "Curtailments": Voluntary partial prepayments on a Mortgage Loan (i.e., not including Liquidation Proceeds, Insurance Proceeds, or
Condemnation Proceeds).

         "Custodian": JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), in its capacity as custodian under each of the Custodial Agreements.

         "Custodial Agreements": Each of (a) the Custodial Agreement, dated as of August 1, 2002, and the Custodial Agreement, dated as of September 1, 2002, each by and among GSMC, Wells Fargo and the Custodian with respect to the Wells Fargo Mortgage Loans and (b) the Custodial Agreement, dated as of August 1, 2002, by and among GSMC, Bank of America and the Custodian with respect to the Bank of America Mortgage Loans.

         "Cut-Off Date": September 1, 2002.

         "Delinquency Tests": The following two tests which will only be considered satisfied if on any Distribution Date: (A) the outstanding principal balance of all Mortgage Loans delinquent 60 days or more (including Mortgage Loans in foreclosure and real estate owned) averaged over the preceding three month period is less than or equal to 50% of the aggregate outstanding principal balance of the Subordinate Certificates as of such Distribution Date; and (B) cumulative Realized Losses as of the Distribution Dates prior to or occurring in October 2012, October 2013, October 2014, October 2015 and October 2016 (and each October thereafter) do not exceed 30%, 35%, 40%, 45% and 50% respectively, of the aggregate initial principal balances of the Subordinate Certificates.

         "Distribution Date": The 25th day of each month, or if such day is not a Business Day, the next Business Day following such day. The initial Distribution Date will be October 25, 2002.

         "Due Date": For any Mortgage Loan, the first day in each calendar month.

         "Due Period": The period beginning on the second day of each calendar month and ending on, and including, the first day of the succeeding calendar month.

         "GSMC": Goldman Sachs Mortgage Company.

         "Interest Accrual Period": Except in the case of the Class A1-A, Class A2-A, and Class A2-B Certificates and the corresponding REMIC II Interests, the immediately preceding calendar month. In the case of the Class A1-A, Class A2-A, and Class A2-B Certificates, the one-month period beginning the 25th day of the month preceding the related Distribution Date and ending on and including the 24th day of the month of the related Distribution Date, except in the case of the first Interest Accrual Period, which will begin on September 27, 2002.

         "JPMorgan Chase": JPMorgan Chase Bank.

         "Junior Subordinate Certificates": The Class B4, Class B5 and Class B6 Certificates and Class BII-4, Class BII-5 and Class BII-6 Interests.

         "Liquidated Mortgage Loan": A Mortgage Loan for which the applicable Servicer has determined that it has received all amounts that it expects to recover from or on account of the Mortgage Loan, whether from Insurance Proceeds, Liquidation Proceeds or otherwise.

         "Liquidation Principal": The portion of Liquidation Proceeds received with respect to each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of the Distribution Date.

         "Moody's": Moody's Investors Service, Inc., or its successor.

         "Mortgage Loans": The mortgage loans sold by Bank of America to GSMC pursuant to the Bank of America Sale and Servicing Agreement and the mortgage loans sold by Wells Fargo to GSMC pursuant to the Wells Fargo Sale and Servicing Agreements and, in each case, assigned to the Depositor and subsequently to the Trust pursuant to the Assignment Agreements.

         "Mortgage Pool": The Pool 1 and Pool 2 Mortgage Loans.

         "Net Rate": With respect to each Mortgage Loan, the interest rate of such Mortgage Loan less the Administrative Cost Rate applicable to such Mortgage Loan. For purposes of calculating the Certificate Rates of the Interests and Certificates, the Net Rate of a Mortgage Loan will be calculated without regard to any modification, waiver or amendment of the interest rate of the Mortgage Loan, whether agreed to by any Servicer or resulting from a bankruptcy, insolvency or similar proceeding involving the related Mortgagor.

         "Net WAC Rate": With respect to any Distribution Date, REMIC I and each Pool, the per annum rate equal to a fraction (i) the numerator of which is the sum, for each Mortgage Loan in such Pool, of the product of
(x) the Net Rate in effect for such Mortgage Loan as of the beginning of the related Due Period and (y) the Scheduled Principal Balance of such Mortgage Loan on such date, and (ii) the denominator of which is the aggregate Scheduled Principal Balance of the Mortgage Loans in such Pool as of such date.

         "Notional Amount": With respect to the Class X1 and X2
Certificates and each Distribution Date, an amount equal to the Certificate Balance of the Class A1 or A2 Certificates respectively, immediately prior to such Distribution Date.

         "P&I Certificates": All Classes of Certificates other than the Class X Certificates and the Residual Certificates.

         "Payoffs": Voluntary prepayments in full on a Mortgage Loan.

         "Pool": The Pool 1 Mortgage Loans or the Pool 2 Mortgage Loans.

         "Pool 1 Mortgage Loans": The Mortgage Loans identified on Schedule I hereto.

         "Pool 2 Mortgage Loans": The Mortgage Loans identified as such on
Schedule II hereto.

         "Prepayment Period": As to each Distribution Date, the preceding calendar month.

         "Principal Payment Amount": For any Distribution Date and any Pool, the sum of the portion of the Scheduled Payments on the Mortgage Loans due during the related Due Period that are allocable to principal.

         "Principal Prepayment Amount": For any Distribution Date and any Mortgage Loan, the sum for the Mortgage Loans in a Pool, of all Payoffs and Curtailments relating to the Mortgage Loans in such Pool that were received during the preceding calendar month.

         "Private Certificates": The Class B4, Class B5 and Class B6
Certificates.

         "Qualified Institutional Buyer": Any "qualified institutional buyer" as defined in clause 7(a) of Rule 144A promulgated under the Securities Act.

         "Rating Agency": S&P or Moody's.

         "Realized Loss": With respect to a liquidated Mortgage Loan, the excess of (a) (i) the outstanding principal balance of the Mortgage Loan,
(ii) all accrued and unpaid interest thereon, and (iii) the amount of all Advances made by the Servicers and other expenses incurred with respect to such Mortgage Loan (including expenses of enforcement and foreclosure) over
(b) liquidation proceeds realized from such Mortgage Loan. Realized Losses may also be realized in connection with unexpected expenses incurred by the Trust, mortgagor bankruptcies and modifications of defaulted Mortgage Loans.

         "Reconciliation Amount": The difference, if any, between the aggregate Scheduled Principal Balance of the Mortgage Loans on the Cut-Off Date and the total amount of Certificates issued on the Closing Date, which amount shall be no greater than $5,000.

         "Record Date": For any Distribution Date, the last Business Day of the preceding calendar month, except for the Class A1-A, Class A2-A and Class A2-B Certificates, for which the Record Date is the Business Day preceding the Distribution Date.

         "Regular Interests": The REMIC I Regular Interests, the REMIC II Regular Interests and the REMIC III Regular Interests.

         "Regular Certificates": The Class A, Class X and Class B Certificates.

         "REMIC": Either REMIC I, REMIC II or REMIC III.

         "REMIC Interests": Each Class of REMIC interests issued pursuant to Section 2.03(b) through (d) and identified as "REMIC" Interests therein.

         "REMIC I": One of the three real estate mortgage investment conduits created in the Trust, which consists of the Mortgage Loans and certain other assets and the REMIC I Distribution Account.

         "REMIC I Crossover Amounts": For any Distribution Date, each Pool and REMIC I, the Subordinate Principal Distribution Amount (prior to subtracting Crossover Amounts paid to the other Pool, if any) multiplied by one minus a fraction (x) the numerator of which is the Certificate Balance of the Class AI and Class BI Interests related to such Pool and (y) the denominator of which is equal to the aggregate outstanding Scheduled Principal Balance of the Mortgage Loans in such Pool.

         "REMIC I Regular Interests": The regular interests in REMIC I, consisting of the Class AI-1, Class AI-2, Class MA-1, Class MA-2, Class MB-1, Class MB-2, Class BI-1 and Class BI-2 Interests.

         "REMIC I Residual Interest": The Class R1 Interest, which represents the residual interest (as defined in Code Section 860G(a)(2)) in REMIC I.

         "REMIC I Subordinated Balance Ratio": The ratio equal to:

         In the case of Group 1, the excess of (x) the aggregate Scheduled Principal Balance of the Group 1 Mortgage Loans over (y) the current Certificate Balance of the Group 1 Senior Certificates;

         In the case of Group 2, the excess of (x) the aggregate Scheduled Principal Balance of the Group 2 Mortgage Loans over (y) the current Certificate Balance of the Group 2 Senior Certificates.

         "REMIC II": One of the three real estate mortgage investment conduits created in the Trust, which consists of the REMIC II Distribution Account and the REMIC I Regular Interests.

         "REMIC II Regular Interests": The regular interests in the REMIC II, consisting of the Class AII-1, Class AII-2, Class AII-3, Class AII-4, Class BII-1, Class BII-2, Class BII-3, Class BII-4, Class BII-5 and Class BII-6 Interests.

         "REMIC II Residual Interest": The Class R2 Certificate, which represent the residual interest (as defined in Code section 860G(a)(2)) in REMIC II.

         "REMIC III": One of the three real estate mortgage investment conduits created in the Trust which consists of the Certificate Account and the REMIC II Regular Interests.

         "REMIC III Regular Interests": The regular interests in REMIC III, consisting of the Class A, Class X and Class B Certificates.

         "REMIC III Residual Interest": The Class R3 Certificates which represent the residual interest (as defined in Code Section 860G(a)(2)) in REMIC III.

         "Remittance Date": The 18th day of each month, or if such day is not a business day, in the case of the Bank of America Mortgage Loans, on the next succeeding business day, or, in the case of the Wells Fargo Mortgage Loans, on the business day immediately preceding such date.

         "Residual Certificates": The Class R1, Class R2 and Class R3 Certificates.

         "Rule 144A Certificates": The Class B4, Class B5 and Class B6 Certificates.

         "S&P": Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or its successor.

         "Sale and Servicing Agreements": Collectively, (a) the Bank of America Sale and Servicing Agreement and (b) the Wells Fargo Sale and Servicing Agreements.

         "Sellers": Bank of America, N.A. and Wells Fargo.

         "Senior Certificates": The Class A and Class X Certificates, and the corresponding Interests in REMIC I and REMIC II.

         "Senior Liquidation Amount": For any Distribution Date and any Pool, will equal the aggregate, for each Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Senior Percentage for the applicable Pool, of the scheduled principal balance of that mortgage loan and (ii) the applicable Senior Prepayment Percentage of the Liquidation Principal derived from such Mortgage Loan.

         "Senior Percentage": For each Pool and any Distribution Date, will equal the lesser of (a) 100% and (b) the sum of the Certificate Balances (immediately before the Distribution Date) of the Class A Certificates related to such Pool, divided by the aggregate outstanding principal balance of the Mortgage Loans in such Pool as of the beginning of the Due Period related to such Distribution Date.

         "Senior Prepayment Amount": For any Distribution Date and REMIC II and REMIC III, the product of (i) the Senior Prepayment Percentage applicable to an AII or A Class and (ii) the Principal Prepayment Amount of the Pool 1 Mortgage Loans or Pool 2 Mortgage Loans, as applicable, received during the related Prepayment Period.

         "Senior Prepayment Percentage": For each Distribution Date, REMIC and Pool, the Senior Percentage for such Distribution Date, plus the percentage of the Subordinate Percentage for such Pool identified below for the period during which such Distribution Date occurs:

         Distribution Date Percent of Subordinate Percentage

         October 2002 through September 2012....................       100%
         October 2012 through September 2013....................        70%
         October 2013 through September 2014....................        60%
         October 2014 through September 2015....................        40%
         October 2015 through September 2016....................        20%
         October 2016 and thereafter............................         0%

provided, however, that on any Distribution Date (i) if the Pool 1 or Pool 2 Senior Percentage for that Distribution Date exceeds the initial Pool 1 or Pool 2 Senior Percentage, respectively, as of the Closing Date, then the Pool 1 or Pool 2 Senior Prepayment Percentage for such Pool and that Distribution Date will equal 100%; (ii) if before the Distribution Date in October 2005, the Subordinate Percentage for Pool 1 and Pool 2 for such Distribution Date is greater than or equal to twice that percentage as of the Closing Date and aggregate Realized Losses realized in both loan groups are less than or equal to 20% of the initial aggregate Certificate Balances of the Subordinate Certificates, then the Pool 1 or Pool 2 Senior Prepayment Percentages for such Distribution Date will equal the Pool 1 or Pool 2 Senior Percentages, as applicable, plus 50% of the Subordinate Percentage for that Distribution Date; and (iii) if on or after the Distribution Date in October 2005, the Subordinate Percentage for such Distribution Date is greater than or equal to twice that percentage as of the Closing Date and aggregate Realized Losses realized in both loan groups are less than or equal to 30% of the initial aggregate Certificate Balances of the Subordinate Certificates, then the Pool 1 and Pool 2 Senior Prepayment Percentages for such Distribution Date will equal the Pool 1 and Pool 2 Senior Percentages, as applicable (the tests expressed in clauses
(ii) and (iii) being referred to as the "two-times tests"); provided, further, however, that if the Delinquency Test is not satisfied as of such Distribution Date, the Subordinate Percentage used to calculate the Senior Prepayment Percentage for the related Distribution Date shall equal 100%. If on any Distribution Date the allocation to Senior Certificates required would reduce the sum of the Certificate Balances of those certificates below zero, the Senior Prepayment Percentage, as applicable, for that Distribution Date shall be limited to the percentage necessary to reduce such sum to zero.

         "Senior Principal Distribution Amount": For each Distribution Date, the sum of: (i) the Senior Percentage of the Principal Payment Amount for, (ii) the Senior Prepayment Percentage of the Principal Prepayment Amount and (iii) the Senior Liquidation Amount.

         "Servicers": (a) with respect to the Bank of America Mortgage Loans, Bank of America, N.A. and its successors or assigns under the Bank of America Sale and Servicing Agreement and (b) with respect to the Wells Fargo Mortgage Loans, Wells Fargo, and its successors or assigns under the Wells Fargo Sale and Servicing Agreements.

         "Subordinate Certificates":  The Class B Certificates.

         "Subordinate Component Balance": For each Pool as of the beginning of any Due Period, the then outstanding aggregate Scheduled Principal Balance of the Mortgage Loans in such Pool minus the then outstanding aggregate Certificate Balance of the related Class A Certificates or Interests (and, in the case of the Pool 2 Mortgage Loans, of the Residual Certificates).

         "Subordinate Principal Distribution Amount": For any Distribution Date, the (x) the sum of the Principal Payment Amount, the Principal Prepayment Amount, and the liquidation amount for a Pool minus (y) the Senior Principal Distribution Amount, minus Crossover Amounts, if any, paid to the other loan group.

         "Subordination Levels": With respect to any class of Subordinate Certificates on any specified date and both REMIC II and REMIC III, the percentage obtained by dividing the sum of the Certificate Balances of all Classes of Subordinate Certificates that are subordinate to that Class by the sum of the Certificate Balances of all Classes of Certificates as of such date, before giving effect to distributions and allocations of Realized Losses to the Certificates on such date.

         "Trust Estate": As defined in Section 2.01 hereof.

         "Trust Agreement": This Trust Agreement, dated as of September 1, 2002, which incorporates by reference the Standard Terms to Trust Agreement, September 2002 edition; provided that any references in any documents required hereunder, including references in documents within the Trustee Mortgage Loan File, to a Trust Agreement dated as of September 1, 2002, shall be deemed to refer to this Trust Agreement.

         "Trustee": JPMorgan Chase Bank, not in its individual capacity but solely as Trustee under this Trust Agreement, or its successor in interest, or any successor trustee appointed as herein provided.

         "Trustee Fee": With respect to each Distribution Date, an amount payable to the Trustee equal to the product of one-twelfth of the Trustee Fee Rate multiplied by the aggregate Scheduled Principal Balance of the Mortgage Loans as of the beginning of the Due Period relating to such Distribution Date.

         "Trustee Fee Rate":  0.0075%.

         "Wells Fargo":  Wells Fargo Home Mortgage, Inc.

         "Wells Fargo Mortgage Loans": The Mortgage Loans sold by Wells Fargo pursuant to the Wells Fargo Sale and Servicing Agreements.

         "Wells Fargo Sale and Servicing Agreements": (a) the Seller's Warranties and Servicing Agreement, dated as of August 1, 2001 and (b) the Seller's Warranties and Servicing Agreement, dated as of September 1, 2001, each between GSMC and Wells Fargo.

                                ARTICLE II

              FORMATION OF TRUST; CONVEYANCE OF MORTGAGE LOANS

         Section 2.01 Conveyance to the Trustee.

         To provide for the distribution of the principal of and interest on the Certificates and Interests in accordance with their terms, all of the sums distributable under this Trust Agreement with respect to the Certificates and the Interests and the performance of the covenants contained in this Trust Agreement, the Depositor hereby bargains, sells, conveys, assigns and transfers to the Trustee, in trust, without recourse and for the exclusive benefit of the Holders of the Certificates, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from: (a) the Mortgage Loans listed on each of
Schedule I hereto, the related Trustee Mortgage Loan Files, and all Monthly Payments due thereon after the Cut-Off Date and all principal prepayments collected with respect to the Mortgage Loans and paid by a Borrower on or after the Cut-Off Date, and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) the Sale and Servicing Agreements; provided that the Depositor hereby reserves its right to indemnification under the Sale and Servicing Agreements; (c) the Custodial Agreements; (d) the Assignment Agreements; (e) the Distribution Account, the Certificate Account, and the Collection Accounts and (f) proceeds of all of the foregoing (including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Collection Account and the Certificate Account, whether in the form of cash, instruments, securities or other property, all proceeds of any mortgage insurance, mortgage guarantees, hazard insurance, or title insurance policy relating to the Mortgage Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables, which at any time constitute all or part or are included in the proceeds of any of the foregoing) to pay the REMIC Interests and the Certificates as specified herein (items (a) through (f) above shall be collectively referred to herein as the "Trust Estate").

         The foregoing sale, transfer, assignment, set-over and conveyance does not and is not intended to result in the creation of an assumption by the Trustee of any obligation of the Depositor, the Seller or any other person in connection with the Mortgage Loans, the Sale and Servicing Agreements, the Assignment Agreements or under any agreement or instrument relating thereto except as specifically set forth herein.

         Section 2.02 Acceptance by the Trustee.

         By its execution of this Agreement, the Trustee acknowledges and declares that it holds and will hold or has agreed to hold (in each case through the applicable Custodian) all documents delivered to any such person from time to time with respect to the Mortgage Loans and all assets included in the definition of "Trust Estate" herein in trust for the exclusive use and benefit of all present and future Holders of the Certificates. The Trustee has not created and will not create, and no Officer of the Trustee has any actual knowledge or has received actual notice of, any interest in the Trust contrary to the interests created by the Trust Agreement. The Trustee has not entered, nor intends to enter, into any subordination agreement or intercreditor agreement with respect to any assets included in the Trust.

         Section 2.03 REMIC Elections and REMIC Interests Designations.

         (a) REMIC Elections. Elections shall be made by the Trustee to treat the assets of the Trust described in the definition of the term "REMIC I," the assets of the Trust described in the definition of the term "REMIC II" and the assets of the Trust described in the definition of the term "REMIC III" as separate REMICs for federal income tax purposes. The REMIC I Regular Interests will constitute the regular interests in REMIC I, and the Class R1 Interest will constitute the residual interest in such REMIC. The REMIC II Regular Interests will constitute the regular interests in REMIC II, and the Class R2 Interest will constitute the residual interest in REMIC II. The REMIC III Regular Interests will constitute the regular interests in REMIC III and the Class R3 Certificates will constitute the residual interest in REMIC III.

         (b) REMIC I Interests. REMIC I shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC I Interests, having the following Certificate Rates and initial Certificate Balances:

                       Initial
                      Certificate          Certificate       Corresponding
REMIC Interest         Balance                 Rate              Classes
-------------------------------------------------------------------------------
Class AI-1           418,260,247.78           (1)       AII-1, AII-2, A1-A, A1-B
Class AI-2           733,858,223.39           (2)         AII-3, AII-4, AII-5,
                                                           AII-6, A2-A, A2-B,
                                                               A2-C, A2-D
Class BI-1            12,049,156.28           (4)               N/A (6)
Class BI-2            21,141,445.39           (5)               N/A (6)
Class MA-1               430,752.22           (1)               N/A (6)
Class MA-2               755,776.61           (2)               N/A (6)
 Class R1                                     (7)               N/A (6)
Class MB-1                12,061.22           (4)               N/A (6)
Class MB-2                21,162.61           (5)               N/A (6)


(1) On each Distribution Date, the Certificate Rate on the Class AI-1 Interest and the Class MA-1 Interest will each equal the Net WAC Rate for the Pool 1 Mortgage Loans.

(2) On each Distribution Date, the Certificate Rate on the Class AI-2 Interest and the Class MA-2 Interest will each equal the Net WAC Rate for the Pool 2 Mortgage Loans.

(3) On each Distribution Date, the Certificate Rate on the Class MB-1 Interest and the Class BI-1 Interest will each be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

(4) On each Distribution Date, the Certificate Rate on the Class MB-2 Interest and the Class BI-2 Interest will each be equal to the Net WAC Rate for the Pool 2 Mortgage Loans.

(5) On each Distribution Date the Certificate Rate on the Class R1 Interests will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

(6)  N/A means not applicable.

         (c) REMIC II Interests. REMIC II shall issue each of the following Classes of Interests in book-entry form, each of which shall be a Class of REMIC II Interests, having the following Certificate Rates and initial Certificate Balances:

                       Initial
  REMIC               Certificate         Certificate         Corresponding
 Interest              Balance                Rate                Classes
-------------------------------------------------------------------------------
 Class AII-1         $274,144,000            (1)              AI-1, MA-1, A1-A
 Class AII-2         $144,547,000            (1)              AI-1, MA-1, A1-B
 Class AII-3         $152,866,000            (2)              AI-2, MA-2, A2-A
 Class AII-4         $222,072,000            (2)              AI-2, MA-2, A2-B
 Class AII-5          $36,895,000            (2)              AI-2, MA-2, A2-C
 Class AII-6         $322,781,000            (2)              AI-2, MA-2, A2-D
 Class BII-1          $18,391,000            (3)                  N/A(10)
 Class BII-2           $5,339,000            (4)                  N/A(10)
 Class BII-3           $4,153,000            (5)                  N/A(10)
 Class BII-4           $1,780,000            (6)                  N/A(10)
 Class BII-5           $1,780,000            (7)                  N/A(10)
 Class BII-6           $1,780,626            (8)                  N/A(10)
  Class R1                   $100            (9)                  N/A(10)
  Class R2                    $50


(1) On each Distribution Date, the Certificate Rate on the Class AII-1 and AII-2, Interests will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans, which will also equal the interest rate on the Class MA-1 Interest in REMIC I.

(2) On each Distribution Date, the Certificate Rate on the Class AII-3, AII-4, AII-5 and AII-6 Interests will be equal to the Net WAC Rate for the Pool 2 Mortgage Loans, which will also equal the interest rate on the Class MA-2 Interest in REMIC I.

(3) On each Distribution Date, the Certificate Rate on the Class BII-1 Interest will equal the Class B Net WAC Rate.

(4) On each Distribution Date, the Certificate Rate on the Class BII-2 Interest will equal to the Class B Net WAC Rate.

(5) On each Distribution Date, the Certificate Rate on the Class BII-3 Interest will equal to the Class B Net WAC Rate.

(6) On each Distribution Date, the Certificate Rate on the Class BII-4 Interest will equal to the Class B Net WAC Rate.

(7) On each Distribution Date, the Certificate Rate on the Class BII-5 Interest will equal to the Class B Net WAC Rate.

(8) On each Distribution Date, the Certificate Rate on the Class BII-6 Interest will equal to the Class B Net WAC Rate.

(9) On each Distribution Date, the Certificate Rate on the Class R2 Interest will be equal to the Net WAC Rate for the Pool 1 Mortgage Loans.

(10) N/A means not applicable.

         (d) REMIC III Interests. REMIC III shall issue the Certificates, with the designations, initial Certificate Balances and Certificate Rates set forth below, each of which shall be a Class of REMIC III Interest.

                                     Initial            Initial Certificate         Final Scheduled
        Class                  Certificate Balance              Rate             Distribution Date(9)
--------------------------------------------------------------------------------------------------------
Class A1-A Certificates           $274,144,000                 2.882%(2)            October 25, 2032
Class A1-B Certificates           $144,547,000                 4.589%(3)            October 25, 2032
Class A2-A Certificates           $152,866,000                 2.453%(4)            October 25, 2032
Class A2-B Certificates           $222,072,000                 3.419%(5)            October 25, 2032
Class A2-C Certificates            $36,895,000                 4.018%(6)            October 25, 2032
Class A2-D Certificates           $322,781,000                 4.848%(7)            October 25, 2032
Class X1 Certificates           $418,691,000 (1)                N/A (8)             October 25, 2032
Class X2 Certificates            $734,614,000(1)                N/A (9)             October 25, 2032
Class B1 Certificates              $18,391,000                5.054%(10)            October 25, 2032
Class B2 Certificates              $5,339,000                 5.300%(11)            October 25, 2032
Class B3 Certificates              $4,153,000                 5.615%(12)            October 25, 2032
Class B4 Certificates              $1,780,000                 5.615% (13)           October 25, 2032
Class B5 Certificates              $1,780,000                 5.615% (13)           October 25, 2032
Class B6 Certificates              $1,780,626                 5.615% (13)           October 25, 2032
Class R1 Certificates                 $100                    5.346% (14)                N/A (15)
Class R2 Certificates                  $50                    5.346% (14)                N/A (15)
Class R3 Certificates                  $50                    5.346% (14)                N/A (15)


(1)  Notional Amount.

(2) For each Distribution Date on or prior to the October 2006 Distribution Date (the "Group 1 Bond Reset Date"), the Certificate Rate on the Class A1-A Certificates will equal the lesser of (x) 2.882% per annum and (y) the weighted average of the mortgage interest rates on the Group 1 Loans (as of the preceding Due Date before giving effect to the payments due on that date) less the per annum rates at which each of the servicing fees and the trustee fees are calculated (the "Group 1 Weighted Average Net Rate"). For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate for the Class A1-A Certificates will be a per annum rate equal to the lesser of (x) the Group 1 Weighted Average Net Rate and (y) the one year LIBOR Rate plus 1.25%.

(3) For each Distribution Date on or prior to the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-B Certificates will equal the lesser of (x) 4.589% per annum and (y) the Group 1 Weighted Average Net Rate. For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-B Certificates will be a per annum rate equal to the lesser of (x) the Group 1 Weighted Average Net Rate and (y) the one year LIBOR Rate plus 1.25%.

(4) For each Distribution Date on or prior to the April 2007 Distribution Date (the "Group 2 Bond Reset Date"), the Certificate Rate on the Class A2-A Certificates will equal the lesser of (x) 2.453% per annum and (y) the weighted average of the mortgage interest rates on the Group 2 Loans (as of the preceding Due Date before giving effect to the payments due on that date) less the per annum rates at which each of the servicing fees and the trustee fees are calculated (the "Group 2 Weighted Average Net Rate"). For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-A Certificates will be a per annum rate equal to the lesser of (x) the Group 2 Weighted Average Net Rate and (y) the one year LIBOR Rate plus 1.25%.

(5) For each Distribution Date on or prior to the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-B Certificates will equal the lesser of (x) 3.419% per annum and (y) the Group 2 Weighted Average Net Rate. For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-B Certificates will be a per annum rate equal to the lesser of (x) the Group 2 Weighted Average Net Rate and (y) the one year LIBOR Rate plus 1.25%.

(6) For each Distribution Date on or prior to the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-C Certificates will equal the lesser of (x) 4.018% per annum and (y) the Group 2 Weighted Average Net Rate. For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-C Certificates will be a per annum rate equal to the lesser of (x) the Group 2 Weighted Average Net Rate and (y) the one year LIBOR Rate plus 1.25%.

(7) For each Distribution Date on or prior to the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-D Certificates will equal the lesser of (x) 4.848% per annum and (y) the Group 2 Weighted Average Net Rate. For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-D Certificates will be a per annum rate equal to the lesser of (x) the Group 2 Weighted Average Net Rate and (y) the one year LIBOR Rate plus 1.25%.

(8) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A1-A and Class A1-B Certificates (the "Class X1 Notional Amount"). On each Distribution Date, the Class X1 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 1 Weighted Average Net Rate minus the Class A1-A Certificate Rate and (ii) the Group 1 Weighted Average Net Rate minus the Class A1-B Certificate Rate in each case, multiplied by (y) one-twelfth and by (z) the Certificate Balance of the Class A1-A and Class A1-B Certificates, respectively. The holders of the Class X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately 0.561% multiplied by the Certificate Balance of the Class B1 Certificates (the "Class B1 Interest Rate Strip") and (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately 0.315% multiplied by the Certificate Balance of the Class B2 Certificates (the "Class B2 Interest Rate Strip" and together with the Class B1 Interest Rate Strip, the "Class B Stripped Amounts").

(9) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates (the "Class X2 Notional Amount"). On each Distribution Date, the Class X2 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 2 Weighted Average Net Rate minus the Class A2-A Certificate Rate, (ii) the Group 2 Weighted Average Net Rate minus the Class A2-B Certificate Rate, (iii) the Group 2 Weighted Average Net Rate minus the Class A2-C Certificate Rate and (iv) the Group 2 Weighted Average Net Rate minus the Class A2-D Certificate Rate, in each case, multiplied by (y) one-twelfth and by (z) the Certificate Balance of the Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates, respectively.

(10) For the initial Distribution Date, the Certificate Rate on the B1 Certificate will equal approximately 5.054% per annum. On each Distribution Date thereafter, the Class B1 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date) less the Class B1 Interest Rate Strip.

(11) For the initial Distribution Date, the Certificate Rate on the B2 Certificate will equal approximately 5.300% per annum. On each Distribution Date thereafter, the Class B2 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date) less the Class B2 Interest Rate Strip.

(12) For the initial Distribution Date, the Certificate Rate on the B3 Certificate will equal approximately 5.615% per annum. On each Distribution Date thereafter, the Class B3 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date).

(13) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately 5.615% per annum. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Net WAC Rate.

(14) The Certificate Rate will equal the Group 2 Weighted Average Net Rate which for the initial Distribution Date will equal approximately 5.346%.

(15) N/A means not applicable.

         (e) REMIC Final Scheduled Distribution. The final Scheduled Distribution Date for the Class A REMIC Interests and Class A Certificates is the October 2032 Distribution Date. The final Scheduled Distribution Date for the Class B Interests and Certificates is the October 2032 Distribution Date.

                                ARTICLE III

                      REMITTING TO CERTIFICATEHOLDERS

         Section 3.01 Distributions to Certificateholders.

         (a) REMIC I Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms and subject to the exceptions set forth below, on each Distribution Date, the Trustee shall withdraw the aggregate Available Distribution Amount (less any amounts withdrawn pursuant to Section 3.01(b)(i) and (ii) of the Standard Terms) for all Groups from the REMIC I Distribution Account, and shall distribute it in the following manner and order of priority to the REMIC II Distribution Account (except that payments on the Class R1 Certificate will be made to the holder thereof):

              (i) The Available Distribution Amount for the Pool 1 Mortgage Loans will be distributed in the following order:

         (1) To the Class AI-1, Class MA-1, and Class MB-1 Interests, pro rata, Accrued Certificate Interest;

         (2) To the Class MA-1 and Class MB-1 Interests, pro rata, so as to keep the Certificate Balance of the Class MA-1 equal to 0.1% of the aggregate Scheduled Principal Balance of the Pool 1 Mortgage Loans and to keep the Certificate Balance of the Class MB-1 Interests equal to 0.1% of the excess of (x) the aggregate Scheduled Principal Balance of the Pool 1 Mortgage Loans over (y) the Certificate Balance of the Class A1 Certificates in REMIC III (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I Regular Interests such that the Subordinate Balance Ratio is maintained);

         (3) To the Class AI-1 Interest the Senior Principal Distribution Amount, minus the principal amount distributed in paragraph (2), until its Certificate Balance has been reduced to zero;

         (4) To the Class BI-1 Interest, Accrued Certificate Interest;

         (5) As principal to the Class BI-1 Interest the Subordinate Principal Distribution Amount until its Certificate Balance has been reduced to zero;

         (6) To each Class or REMIC I Interests, in order of seniority (with the Class AI-1, MA-1 and MB-1 being treated as if pari passu with the Class AI-1 Interests; and

         (7) At such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Class R1 Certificates.

              (ii) The Available Distribution Amount for the Pool 2 Mortgage Loans will be distributed as follows:

         (1) To the Class AI-2, MA-2, and MB-2, Accrued Certificate Interest;

         (2) Pro rata, so as to cause the Certificate Balance of the Class MA-2 Interest to equal to 0.1% of the aggregate Scheduled Principal Balance of the Pool 2 Mortgage Loans and to keep the Certificate Balance of the Class MB-2 Interest to equal 0.1% of the excess of (x) the aggregate Scheduled Principal Balance of the Pool 2 Mortgage Loans over (y) the aggregate Certificate Balance of the Class A2 Certificates in REMIC III (except that if any such excess is a larger number than in the preceding distribution period, the least amount of principal shall be distributed to such REMIC I Regular Interests that will maintain the Subordinate Balance Ratio);

         (3) To the Class AI-2 Interest, the Senior Principal Distribution Amount minus the amount distributed pursuant to paragraph (2);

         (4) To the Class BI-2 Interest, Accrued Certificate Interest;

         (5) To the Class BI-2 Interest, as principal, the Subordinate Principal Distribution Amount for the Pool 2 Mortgage Loans;

         (6) To each Class of REMIC I Interests in order of seniority (with the Class MA-2 and Class MB-2 being treated as pari passu with the Class AI-2) up to the amount of Realized Losses allocated to each such Class; and

         (7) After all Classes of Certificates are paid in full, to the Class R-1 Certificates.

         If the Certificate Balance of either the Class BI-1 or Class BI-2 Interest (in either case, the "Retired Class BI Certificate") should be reduced to zero before the Class AI and Class M Certificates related to that Pool (the "Affected Pool") have been paid in full, then upon the occurrence of any future losses in the Affected Pool, principal distributions otherwise payable to the remaining Class BI Interest shall be "crossed over" to the Class AI and Class M Certificates of the Affected Pool in an amount equal to the lesser of (i) such Realized Losses and (ii) the remaining Certificate Principal Amount of the remaining Class B1 Interest.

         (b) REMIC II Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Section 3.01(b) above and Section 3.02(a)(i) below, the Trustee shall withdraw all amounts allocated to the various REMIC II Regular Interests and deposited into the REMIC II Distribution Account and shall allocate and, subject to Section 3.01(d), distribute such amounts in the following manner and order of priority to the Certificate Account, except that amounts payable to the Class R2 Certificates will be distributed to the Holder thereof:

              (i) Unless a Credit Support Depletion Date shall have occurred, the Available Distribution Amount for REMIC II, which consists of the all of the distributions on the REMIC I Interests, will be distributed, subject to the exceptions listed in Section 3.01(c)-(e), unless the Group 1 Available Distribution Amount will be distributed:

                   (1) First, pro rata to the Class AII-1, Class AII-2 Certificates, Accrued Certificate Interest thereon; and to the Class BII-1 and Class BII-2 Certificates, pro rata with the distributions to the Class AII-1 and Class AII-2 Interests, the portion of the interest on the Class BII-1 and Class BII-2 Interests corresponding the Class B1 Interest Rate Strip and the Class B2 Interest Rate Strip;

                   (2) Second, sequentially to the Class AII-1 and Class AII-2 Certificates, as principal, the Group 1 Senior Principal Distribution Amount, in each case until the Certificate Balance of each such class shall have been reduced to zero.

              (ii) unless a Credit Support Depletion Date shall have occurred, the Group 2 available distribution amount will be distributed:

                   (1) First, pro rata to the Class AII-3, Class AII-4, Class AII-5, and Class AII-6 Interests, Accrued Certificate Interest thereon;

                   (2) Second, as principal to the Residual Certificates pro rata in proportion to their outstanding Certificate Balances until such Certificate Balances have been reduced to zero; and

                   (3) Third, sequentially to the Class AII-3, Class AII-4, Class AII-5, and Class AII-6 Interests, as principal, the Group 2 Senior Principal Distribution Amount, in each case until the Certificate Balance of each such class shall have been reduced to zero.

              (iii) Subject to the exceptions listed in Section 3.01(b)(iii), unless a Credit Support Depletion Date shall have occurred, the portion of the Available Distribution Amount for the Pool 1 and Pool 2 Mortgage Loans remaining after making the distributions specified in
Section 3.01(b)(i) will be distributed in the following order of priority:

                   (1) to the Class BII-1 Interests, Accrued Certificate Interest thereon (minus the portion thereof distributed in clause (i)(3), above);

                   (2) to the Class BII-1 Interests, their pro rata share of the Subordinate Principal Distribution Amount;

                   (3) to the Class BII-2 Interests, Accrued Certificate Interest thereon (minus the portion thereof distributed in clause (i)(3), above);;

                   (4) to the Class BII-2 Interests, their pro rata share of the Subordinate Principal Distribution Amount;

                   (5) to the Class BII-3 Interests, Accrued Certificate Interest thereon;

                   (6) to the Class BII-3 Interests, their pro rata share of the Subordinate Principal Distribution Amount;

                   (7) to the Class BII-4, Class BII-5, Class BII-6 Interests, interest and principal in the same manner as for the Class BII-1, Class BII-2 and Class BII-3 Interests, first to the Class BII-4 Interests, then to the Class BII-5 Interests and finally to the Class BII-6 Interests;

                   (8) to each Class of Interests in order of seniority, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this Section 3.01(b)(ii)(8) will not cause a further reduction in the Class principal balances of any of the Interests; and

                   (9) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to the Class R2 Interests.

              (iv) Notwithstanding paragraph (ii) above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Classes of Subordinate Certificates junior to such Class will instead be allocated among the more senior Classes of Subordinate Certificates, pro rata in proportion to the Certificate Balances of those Classes.

              (v) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class AII-1 and AII-2 Interests in the case of Pool 1, and on Class AII-3, Class AII-4, Class AII-5, and Class AII-6 Interests, in the case of Pool 2 will be made to such Classes pro rata from the applicable Available Distribution Amount based on their Certificate Balances rather than sequentially under
Section 3.01(b)(i)(3)(a).

         (c) REMIC III Distributions. In accordance with Section 3.01(b)(iii) of the Standard Terms, on each Distribution Date, after all REMIC Interest allocations have been made as described in Sections 3.01(b) above and 3.02(a)(i) below, the Trustee shall withdraw all amounts allocated to the various REMIC II Regular Interests and deposited in the Certificate Account, and shall allocate and, subject to Section 3.01(d), distribute such amounts in the following manner and order of priority:

              (i) Subject to the exception listed in Section 3.01(c)-(e), unless a Credit Support Depletion Date shall have occurred, the Group 1 Available Distribution Amount will be distributed:

                   (1) First, pro rata to the Class A1-A, Class A1-B and Class X1 Certificates, Accrued Certificate Interest thereon; and

                   (2) Second, sequentially to the Class A1-A and Class A1-B Certificates, as principal, the Group 1 Senior Principal Distribution Amount, in each case until the Certificate Balance of each such class shall have been reduced to zero.

              (ii) unless a Credit Support Depletion Date shall have occurred, the Group 2 available distribution amount will be distributed:

                   (1) First, pro rata to the Class A2-A, Class A2-B, Class A2-C, Class A2-D, Class X2 and Residual Certificates, Accrued Certificate Interest thereon;

                   (2) Second, as principal to the Residual Certificates pro rata in proportion to their outstanding Certificate Balances until such Certificate Balances have been reduced to zero; and

                   (3) Third, sequentially to the Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates, as principal, the Group 2 Senior Principal Distribution Amount, in each case until the Certificate Balance of each such class shall have been reduced to zero.

              (iii) Subject to the exceptions listed in Section 3.01(d),
(e) and (f), unless a Credit Support Depletion Date shall have occurred, the portion of the available distribution amount for all loan Groups remaining after making the distributions specified in Sections 3.01(c)(i) and 3.01(c)(ii) will be distributed in the following order of priority:

                   (1) to the Class B1 Certificates, Accrued Certificate Interest thereon;

                   (2) to the Class B1 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                   (3) to the Class B2 Certificates, Accrued Certificate Interest thereon;

                   (4) to the Class B2 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                   (5) to the Class B3 Certificates, Accrued Certificate Interest thereon;

                   (6) to the Class B3 Certificates, their pro rata share of the Subordinate Principal Distribution Amount;

                   (7) to the Junior Subordinate Certificates, interest and principal in the same manner as for the Class B1, Class B2 and Class B3 Certificates, first to the Class B4 Certificates, then to the Class B5 Certificates and finally to the Class B6 Certificates;

                   (8) to each Class of Certificates in order of seniority, up to the amount of unreimbursed Realized Losses previously allocated to such Class, if any; provided, however, that any amounts distributed pursuant to this Section 3.01(c)(iv)(8) will not cause a further reduction in the Class principal balances of any of the Certificates; and

                   (9) at such time as all other classes have been paid in full and all losses previously allocated have been paid in full, to each Residual Certificate, pro rata, for their respective group to its initial class principal balance.

         (c) Notwithstanding paragraphs (a)(ii) and (b)(iv) above, on any Distribution Date on which the Subordination Level for any Class of Subordinate Certificates REMIC II and REMIC III is less than the Subordination Level as of the Closing Date, distributions among the Subordinate Certificates of REMIC II and REMIC III shall be allocated to increase such Subordination Level. The Trustee shall identify the most senior class of Subordinate Certificates for which the Subordination Level is less than the Subordination Level as of the Closing Date, and the portion of the Subordinate Principal Distribution Amount otherwise allocable to the Classes of Subordinate Certificates REMIC II and REMIC III junior to such Class will instead be allocated among the more senior Classes of Subordinate Certificates of such REMIC, pro rata in proportion to the Certificate Balances of those Classes.

         (d) If a Credit Support Depletion Date shall occur, on such Distribution Date and thereafter, distributions of principal on the Class AII-1, Class AII-2, Class AII-3, Class AII-4, Class AII-5 and Class AII-6 Interests in REMIC II and the Class A1-A, Class A1-B, Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates will be made to such Classes, pro rata, within their Mortgage Pool, based on their Certificate Balances rather than sequentially under Sections 3.01(c)(i)(2) and 3.01(c)(ii)(3).

         (e) Notwithstanding paragraphs (b)(ii) and (c)(iv)above, on each Distribution Date prior to the Credit Support Depletion Date, but after the reduction of any of the Certificate Balances of the Class AII-2, Class AII-6, Class A1-B or Class A2-D Certificates to zero, the remaining Class or Classes of Senior Certificates in REMIC II and REMIC III will be entitled to receive as principal payments, pro rata based upon their Certificate Balances immediately prior to such Distribution Date, in addition to any Senior Principal Distribution Amount related to the applicable Pool, 100% of the Principal Prepayment Amount on any Mortgage Loan in any other Pool as to which the related Senior Certificates have been repaid; provided, however, that if (A) the Subordinate Percentage on such Distribution Date equals or exceeds 200% of the Subordinate Percentage on the Closing Date and (B) the aggregate Scheduled Principal Balance of the Mortgage Loans delinquent 60 days or more (including for this purpose any such Mortgage Loans in foreclosure and Mortgage Loans with respect to which the related Mortgaged Property has been acquired by the Trust), averaged over the last three months, as a percentage of the Subordinate Percentage does not exceed 50%, then the additional allocation of Principal Prepayment Amounts to the Senior Certificates in accordance with this
Section 3.01(c)(vii) will not be made.

         (f) All distributions or allocations made with respect to each Class of Certificates on each Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of each such Certificate. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or
(2) with respect to the Regular Certificates, by wire transfer of immediately available funds to the account of a Holder at a bank or other entity having appropriate facilities therefore, if such Holder shall have so notified the Trustee in writing by the Record Date immediately prior to such Distribution Date and such Holder is the registered owner of Regular Certificates with an initial principal amount of at least $1,000,000 (or, with respect to Class B4, Class B5 and Class B6, at least $500,000, and, with respect to the Class X Certificates, an initial Notional Amount of $5,000,000). The Trustee may charge the Holder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         (g) Any amounts remaining in the Certificate Account on any Distribution Date after all allocations and distributions required to be made by this Trust Agreement have been made, shall be paid to the Class R3 Certificates and all amounts remaining in REMIC II after payment in full of all of the REMIC II Regular Interests will be paid to the Class R2 Interests and all amounts remaining in REMIC I after payment in full of all Interests and any administrative expenses associated with the Trust, will be distributed to the Holders of the Class R1 Interests.

         Section 3.02  Allocation of Realized Losses and Shortfalls.

         (a) Realized Losses.

              (i) Realized Losses shall be applied prior to making any distributions have been made on each Distribution Date in the following order:

                   (1) Pro rata within each Pool, so as to keep the Certificate Balances of each REMIC I Regular Interest beginning with the designation "MA" equal to 0.01% of the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Pool; and to each REMIC I Regular Interest beginning with the designation "MB", so that the Certificate Balance of each such REMIC I Regular Interest is equal to 0.01% of the excess of (x) the aggregate Scheduled Principal Balance of the Mortgage Loans in the related Pool over (y) the Certificate Balance of the Senior Certificates in REMIC III of the related Pool (except that if any such excess is a larger number than in the preceding distribution period, the least amount of Realized Losses shall be applied to such REMIC I Regular Interests such that the Subordinate Balance Ratio is maintained);

                   (2) the remaining Realized Losses in Pool 1 shall be allocated first to the Class BI-1 Interest until the Certificate Balance thereof has been reduced to zero, thereafter pro rata to the Class BI-2 Interest until the Certificate Balance thereof has been reduced to zero, and thereafter pro rata to the Class A Interests;

                   (3) the remaining Realized Losses in Pool 2 shall be allocated first to the Class BI-2 Interest until the Certificate Balance thereof has been reduced to zero, thereafter to the Class BI-1 Interests until the Certificate Balances thereof have been reduced to zero, and thereafter pro rata to the Class A Interests;

              (ii) Realized Losses allocated to REMIC Interests in accordance with Sections 3.02(a)(i) shall be allocated to the Class B Interests in REMIC II in reverse sequential order, in each case until the Certificate Balance of each such Class has been reduced to zero;
thereafter, any Realized Losses will be allocated to the Class A Interests pro rata in proportion to the Certificate Balances of such Class A Interests immediately prior to the distribution date.

              (iii) Realized Losses allocated to REMIC Interests in accordance with Section 3.02(a)(i), 3.02(a)(ii) or 3.02(a)(iii) shall be allocated to the Class B Certificates in REMIC III in reverse sequential order, in each case until the Certificate Balance of each such Class has been reduced to zero; thereafter, any Realized Losses will be allocated to the Class of Class A Interests pro rata based on their outstanding Certificate Balance in each case until the Certificate Balances of such Class of Certificates have been reduced to zero.

         (b) Interest Shortfall. Notwithstanding anything in the Standard Terms to the contrary, on each Distribution Date, before any distributions are made on the Certificates, Month End Interest Shortfall and Soldiers' and Sailors' Shortfall with respect to the Mortgage Loans in REMIC I shall be allocated to reduce the amount of interest distributable on the related REMIC Interests pro rata among Classes in the related Pool. Any Shortfall allocated to the REMIC Interests in REMIC I in turn shall be allocated to reduce the amount of interest distributable on the Corresponding Classes of REMIC Interests in REMIC II, and any Shortfall allocated to the REMIC Interests in REMIC II in turn shall be allocated to reduce the amount of interest distributable on the Corresponding Classes of Certificates. Any Shortfall allocable to the REMIC Interests and Certificates as provided above shall be treated as a Realized Loss and allocated among such Classes of REMIC Interests and Certificates in the same manner and order of priority as provided above in Section 3.02(a).

         (c) Modification Losses. In the event that the Note Rate on a Mortgage Loan is reduced as a result of a modification of the terms of such Mortgage Loan, such modification shall be disregarded for purposes of calculating the Certificate Rate on any Class of Certificates or Class of REMIC Interest. Any shortfall resulting from any such modifications, however, shall be treated as a Realized Loss occurring on each Distribution Date and shall be applied to reduce the Certificate Balances of the Certificates and REMIC Interests in the manner and order of priority set forth above.

                                ARTICLE IV

                               THE SECURITIES

         Section 4.01   The Certificates.

         The Certificates will be designated generally as the Mortgage Pass-Through Certificates, Series 2002-9. The aggregate principal amount of Certificates that may be executed and delivered under this Agreement is limited to $1,186,528,826, except for Certificates executed and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Certificates pursuant to Sections 5.03 or 5.05 of the Standard Terms. On the Closing Date, the Trustee shall execute, and the Certificate Registrar shall authenticate and deliver Mortgage Pass-Through Certificates in the names and amounts and to the Persons as directed by the Depositor. The table in Section 2.03(c) sets forth the Classes of Certificates and the initial Certificate Balance and Final Distribution Date for each Class of the Certificates.

         Section 4.02  Denominations.

         Each of the Class A, Class B1, Class B2, Class B3 and Class X Certificates shall be issued in fully-registered, book-entry form and shall be Book-Entry Certificates. The Class A1-A, Class A1-B, Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates shall be issued in minimum denominations of $25,000 initial class principal balance each and multiples of $1 in excess thereof. The Class X1 and Class X2 Certificates shall be issued in minimum denominations of $5,000,000 initial class principal balance each and multiples of $1 in excess thereof. The Class B1, Class B2, Class B3, Class B4, Class B5 and Class B6 Certificates will be issued in minimum denominations of $250,000 initial class principal balance each and multiples of $1 in excess thereof. In addition, one Certificate of each Class (other than Class R1, Class R2 and Class R3 Certificates) may be issued evidencing the sum of an authorized denomination thereof and the remainder of the aggregate initial Certificate Balance (or, in the case of the Class X Certificates, the Notional Amount) of such Class. The Class R1, Class R2 and Class R3 Certificates will be issued in percentage interests of 99.99% and 0.01%. Each of the Class R1, Class R2, Class R3, Class B4, Class B5 and Class B6 Certificates shall be issued in fully-registered, certificated form.

         Section 4.03  Redemption of Certificates.

         There shall be no right to redemption pursuant to Section 9.01 of the Standard Terms. Moreover, notwithstanding anything to the contrary in
Section 9.02 of the Standard Terms, the obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Account, the Certificate Account and the Distribution Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all of the assets of the Trust by Wells Fargo upon the date on which the aggregate Scheduled Principal Balance of the Mortgage Loans is equal to or less than 10% of the aggregate Scheduled Principal Balance of such Mortgage Loans as of the Cut-Off Date (and if not exercised by Wells Fargo within a period of five Business Days from the first date on which such condition is satisfied, by the Depositor). Written notice of termination shall be given to each Certificateholder, and the final distribution shall be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Trustee which will be specified in the notice of termination. Any repurchase of the assets of the Trust by the Depositor pursuant to this Section 4.03 shall be made at a price equal to the Termination Price.

         Section 4.04  Securities Laws Restrictions.

         Each of the Private Certificates is a Private Certificate subject to the restrictions on transfer contained in Section 5.05(a) of the Standard Terms. Furthermore, each of the Private Certificates is a Rule 144A Certificate. The Class R1, Class R2 and Class R3 Certificates are Residual Certificates subject to Section 5.05(c) of the Standard Terms.

                                 ARTICLE V

                          MISCELLANEOUS PROVISIONS

         Section 5.01  Request for Opinions.

         (a) The Depositor hereby requests and authorizes Skadden, Arps, Slate, Meagher & Flom LLP, as its counsel in this transaction, to issue on behalf of the Depositor such legal opinions to the Trustee and the Rating Agency as may be (i) required by any and all documents, certificates or agreements executed in connection with the Trust, or (ii) requested by the Trustee, the Rating Agency or their respective counsels.

         (b) The Trustee hereby requests and authorizes its counsel to issue on behalf of the Trustee such legal opinions to the Depositor, GSMC and Goldman, Sachs & Co. as may be required by any and all documents, certificates or agreements executed in connection with the establishment of the Trust and the issuance of the Certificates.

         Section 5.02  Schedules and Exhibits.

         Each of the Schedules and Exhibits attached hereto or referenced herein are incorporated herein by reference as contemplated by the Standard Terms. Each Class of Certificates shall be in substantially the form attached hereto, as set forth in the Exhibit index.

         Section 5.03  Governing Law.

         This Trust Agreement shall be governed by, and its provisions construed in accordance with, the laws of the State of New York.

         Section 5.04  Counterparts.

         This Trust Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original but all of such counterparts shall together constitute but one and the same instrument.

         Section 5.05  Notices.

         The address of the rating agency required to be stated herein pursuant to Section 11.08(d) of the Standard Terms is Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 40th Floor, New York, New York 10041, and Moody's Investor Service, Inc., 99 Church Street, New York, New York 10007.

                          [Signature page follows]

                  IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Trust Agreement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the 1st day of September 2002.

                             GS MORTGAGE SECURITIES CORP.,
                                  as Depositor

                             By: /s/ Marvin J. Kabatznick
                             -----------------------------------
                             Name: Marvin J. Kabatznick
                             Title:   Chief Executive Officer


                             JPMORGAN CHASE BANK,
                                  not in its individual capacity, but solely in its capacity as Trustee under this Trust Agreement

                             By:  /s/ Thomas Venusti
                             -----------------------------------
                             Name: Thomas Venusti
                             Title: Trust Officer

STATE OF NEW YORK      )
                       )      ss.:
COUNTY OF NEW YORK     )


                  The foregoing instrument was acknowledged before me in the County of New York, this 27th day of September 2002, by Marvin J. Kabatznick, Chief Executive Officer for GS Mortgage Securities Corp., a Delaware corporation, on behalf of the corporation.




                                                      /s/ Onyx S. Wellington
                                                     ---------------------------
                                                     Notary Public

My Commission expires:  April 10, 2003

STATE OF NEW YORK      )
                       )      ss.:
COUNTY OF NEW YORK     )


                  The foregoing instrument was acknowledged before me in the County of New York, this 26th day of September 2002, by Thomas Venusti, Trust Officer of JPMorgan Chase Bank, a New York banking corporation, on behalf of the company.



                                                      /s/ Anna M. Minutillo
                                                     ---------------------------
                                                     Notary Public

My Commission expires:  December 2004

                                 SCHEDULE I

                           POOL 1 MORTGAGE LOANS


city               odate   fpdate    pdate     mdate    nrcdt      anum      rate      pi          pbal    state   zip      obal
NOVATO            6/11/02  8/1/02   11/1/02   7/1/32    7/1/07     993648    6.375    2934.07    469426.48   CA     94949     470300
ACTON             6/27/02  8/1/02   8/1/02    7/1/32    7/1/07     945244    6.125    2126.64     349317.9   MA     01720     350000
ALAMEDA            5/2/02  7/1/02   8/1/02    6/1/32    6/1/07     972133      6.5    2338.65    368991.11   CA     94502     370000
ALAMEDA           6/12/02  8/1/02   8/1/02    7/1/32    7/1/07    9983448    6.375    2938.43     470125.2   CA     94502     471000
LOS ANGELES       5/29/02  7/1/02   8/1/02    6/1/32    6/1/07     993729    6.375    2232.52    356043.99   CA     90024     357850
LOS ANGELES       5/17/02  7/1/02   8/1/02    6/1/32    6/1/07     920929    6.625    1952.95    304188.24   CA     90048     305000
LOS ANGELES       5/31/02  7/1/02   8/1/02    6/1/32    6/1/07     996798    6.125    3621.36    594253.28   CA     90049     596000
LOS ANGELES        6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     980182      6.5    4108.45    648821.58   CA     90049     650000
LONG BEACH         6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     971654      6.5    2528.28    399274.82   CA     90803     400000
HIDDEN HILLS      6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     258716     6.25    5541.46    898287.63   CA     91302     900000
TARZANA           6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     976681    6.125    5225.46    858323.98   CA     91356     860000
LOS ALAMITOS      5/16/02  7/1/02   8/1/02    6/1/32    6/1/07     904587    6.625    2711.72    422372.86   CA     90720     423500
NEWPORT BEAC      5/16/02  7/1/02   8/1/02    6/1/32    6/1/07     923099      6.5    3729.21    588391.18   CA     92625     590000
LOS ALAMITOS      6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     992840    6.125     2722.1    447126.91   CA     90720     448000
NEWPORT BEAC       6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     983078      6.5    2907.52    459166.04   CA     92663     460000
ROCKLIN           6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     979357    6.375    2328.29    372506.84   CA     95765     373200
OLYMPIC VALL      6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     265072    6.125       2289    375985.81   CA     96146     376720
CHINO HILLS       6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     971522      6.5    2143.98    335498.31   CA     91709     339200
RANCHO SANTA       6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     397464    6.375    5929.02    948595.87   CA     92067     950361
EL GRANADA        6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     262948     6.25    2250.45    364804.59   CA     94018     365500
EL GRANADA         6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     391630    6.375    2882.28    461141.92   CA     94018     462000
REDWOOD CITY      6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     760789     6.25    2462.87    399238.95   CA     94061     400000
REDWOOD CITY       6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     985041     6.25    2155.02    349334.07   CA     94061     350000
LOS ALTOS         5/28/02  8/1/02   8/1/02    7/1/32    7/1/07     739853      6.5    2528.28    399274.82   CA     94022     400000
LOS ALTOS         5/23/02  7/1/02   8/1/02    6/1/32    6/1/07     956056    6.125    6076.11    997069.27   CA     94024    1000000
MOUNTAIN VIE      5/29/02  8/1/02   8/1/02    7/1/32    7/1/07     959984     6.25    4402.38    713639.62   CA     94040     715000
PALO ALTO         5/21/02  7/1/02   8/1/02    6/1/32    6/1/07     897430    6.625    6275.05    977391.75   CA     94301     980000
PALO ALTO         5/28/02  7/1/02   8/1/02    6/1/32    6/1/07     740342    6.375    3275.32    523483.71   CA     94303     525000
PALO ALTO         5/24/02  7/1/02   8/1/02    6/1/32    6/1/07     922916    6.375    2364.47    376650.04   CA     94303     379000
CAMPBELL          5/23/02  7/1/02   8/1/02    6/1/32    6/1/07     918266    6.625    2599.66    404919.45   CA     95008     406000
CAMPBELL          5/22/02  7/1/02   8/1/02    6/1/32    6/1/07     971478      6.5    2604.13    410876.55   CA     95008     412000
SARATOGA          5/22/02  7/1/02   8/1/02    6/1/32    6/1/07     891342     6.25    2001.09    324070.03   CA     95070     325000
LOS ALTOS         6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     270567     6.25    2155.02    349334.07   CA     94022     350000
LOS ALTOS         6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     977968    6.375    6138.88     982172.4   CA     94022     984000
LOS ALTOS          6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     263653    6.375    3805.61    608867.03   CA     94024     610000
LOS ALTOS         6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     757125     6.25    4002.17    648763.28   CA     94024     650000
LOS ALTOS         6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     933596    6.625    3841.87    598938.34   CA     94024     600000
LOS ALTOS          6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     995740    6.125       5748    944156.39   CA     94024     946000
SUNNYVALE         6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     280541     6.25    2284.32    370294.11   CA     94085     371000
SUNNYVALE          6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     270790     6.25    3551.46    575702.57   CA     94086     576800
SUNNYVALE         6/21/02  8/1/02   8/1/02    7/1/32    7/1/07     284613      6.5    2917.63    460763.14   CA     94086     461600
SUNNYVALE          6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     750237      6.5    2970.72    469147.92   CA     94086     470000
SUNNYVALE          6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     761959    6.375    2314.56    370310.93   CA     94086     371000
PALO ALTO          6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     739483     6.25    3973.23    644072.23   CA     94301     645300
PALO ALTO          6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     390490    6.125    3038.06    499025.56   CA     94303     500000
CAMPBELL           6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     261577      6.5    2743.18    433156.05   CA     95008     434000
CAMPBELL          6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     764678     6.25    3078.59    499048.69   CA     95008     500000
SARATOGA          6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     265974    6.125    3949.47    648682.46   CA     95070     650000
SARATOGA          6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     268546    6.125    3056.29    502019.72   CA     95070     503000
SARATOGA           6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     388260    6.375    3294.04    527019.32   CA     95070     528000
SARATOGA           6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     752489      6.5    2379.74    375817.43   CA     95070     376500
SARATOGA           6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     992769     6.25    5516.83    894295.25   CA     95070     896000
SAN JOSE           6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     264117    6.375    2171.07    347353.65   CA     95134     348000
SAN JOSE           6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     986571      6.5    2824.08    445989.99   CA     95140     446800
SAN FRANCISC      6/17/02  8/1/02   8/1/02    7/1/32    7/1/07     286728    6.125    3096.39    508606.86   CA     94103     509600
SAN FRANCISC       6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     756161    6.625    2842.99    443214.36   CA     94107     444000
SAN FRANCISC      6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     740477    6.375    2183.55    349349.93   CA     94116     350000
SAN FRANCISC      6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     266849    6.375     2046.3    327390.79   CA     94118     328000
SAN FRANCISC      6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     742917     6.25    3170.95    514020.14   CA     94118     515000
SAN FRANCISC      6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     745106    6.125    3445.16    565721.85   CA     94122     567000
SAN FRANCISC       6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     762203    6.375    2277.13    364322.07   CA     94122     365000
SAN FRANCISC      6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     391834     6.25     2832.3    459124.79   CA     94127     460000
OAKLAND            6/4/02  7/1/02   8/1/02    6/1/32    6/1/07     388452    6.375    2807.42    448742.96   CA     94605     450000
LIVERMORE          6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     987013     6.25    2395.14    388259.88   CA     94550     389000
NEWARK             6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     748824    6.375    2713.84    434192.06   CA     94560     435000
SAN LEANDRO        6/8/02  8/1/02   8/1/02    7/1/32    7/1/07     852612    6.125    2217.78    364288.67   CA     94577     365000
UNION CITY        6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     266200    6.375    2869.81    459145.62   CA     94587     460000
UNION CITY        6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     996695    6.125    2193.48    360296.45   CA     94587     361000
FREMONT           5/28/02  8/1/02   8/1/02    7/1/32    7/1/07     987496      6.5    3012.44    475647.92   CA     94536     476600
FREMONT            6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     746158    6.625    2625.28    409274.52   CA     94536     410000
FREMONT            6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     760265      6.5    3114.84    491906.41   CA     94536     492800
FREMONT            6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     973267     6.25    2370.52    384267.48   CA     94536     385000
CASTRO VALLE       6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     746295     6.25    1385.37    224571.89   CA     94546     225000
FREMONT           6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     277395    6.125    2248.16    369278.93   CA     94555     370000
DUBLIN            5/31/02  8/1/02   8/1/02    7/1/32    7/1/07     970826      6.5    2003.66    316425.29   CA     94568     317000
DUBLIN            6/19/02  8/1/02   8/1/02    7/1/32    7/1/07     263211    6.375    2972.75    475614.97   CA     94568     476500
DUBLIN             6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     766524     6.25    2198.12    356320.74   CA     94568     357000
DUBLIN             6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     934818      6.5    2496.67    394283.89   CA     94568     395000
OAKLAND           6/19/02  8/1/02   8/1/02    7/1/32    7/1/07     283836    6.375    3556.06    567489.72   CA     94602     570000
PLEASANTON        5/29/02  8/1/02   8/1/02    7/1/32    7/1/07     998345    6.125    6076.11    998051.16   CA     94588    1000000
PLEASANTON         6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     998194    6.125    3244.65    532959.31   CA     94588     534000
CASTRO VALLE      6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     977393    6.125    2339.31    384249.67   CA     94552     385000
PLEASANTON        6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     751226    6.125    6076.11    998051.16   CA     94566    1000000
OAKLAND           6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     751261    6.375    3366.41    538597.78   CA     94610     539600
FREMONT           5/29/02  7/1/02   8/1/02    6/1/32    6/1/07     388226      6.5    2212.24    349045.63   CA     94539     350000
FREMONT           5/21/02  7/1/02   8/1/02    6/1/32    6/1/07     992013    6.375    2089.97     334064.2   CA     94539     335000
FREMONT           6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     264021     6.25     2358.2    382271.29   CA     94539     383000
FREMONT           6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     391350    6.125    3809.72    625778.07   CA     94539     627000
FREMONT           6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     995976    6.375    4669.67    747109.79   CA     94539     748500
FREMONT           6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     996022      6.5    4424.48    698730.95   CA     94539     700000
FREMONT           6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     997198    6.375    2919.72    467130.76   CA     94539     468000
FREMONT           6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     998202     6.25    3017.02     489067.7   CA     94539     490000
PIEDMONT           6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     920237     6.25    5418.32    878325.67   CA     94611     880000
OAKLAND            6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     391774     6.25    2571.24    416805.46   CA     94618     417600
OAKLAND            6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     755342    6.375    4055.16    648792.74   CA     94618     650000
BRENTWOOD         6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     282810     6.25    2518.29    408221.82   CA     94513     409000
CLAYTON            6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     895455     6.25    2758.17    447107.69   CA     94517     447960
WALNUT CREEK      5/20/02  7/1/02   8/1/02    6/1/32    6/1/07     996615    6.375    2925.95    467112.79   CA     94596     469000
BYRON             6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     260488    6.375    2164.83    346355.51   CA     94514     347000
WALNUT CREEK      6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     262574     6.25    3029.33    491063.91   CA     94596     492000
EL CERRITO        6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     984676    6.375    2937.18    469924.88   CA     94530     470800
SAN RAMON         6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     259011    6.375    2227.22    356336.93   CA     94583     357000
SAN RAMON         6/24/02  8/1/02   8/1/02    7/1/32    7/1/07     293054    6.125    2567.16     421676.6   CA     94583     422500
SAN RAMON         6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     394490      6.5    1900.63    300154.85   CA     94583     300700
SAN RAMON         6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     754018    6.125    3949.47    648733.25   CA     94583     650000
SAN RAMON         6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     764148    6.375    1927.76    308426.08   CA     94583     309000
SAN RAMON          6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     982030      6.5    4670.36    737560.42   CA     94583     738900
WALNUT CREEK      6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     998157    6.375      748.65   119777.11   CA     94595     120000
DANVILLE          6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     263476    6.375     2476.77   396262.63   CA     94526     397000
DANVILLE          5/31/02  8/1/02   8/1/02    7/1/32    7/1/07    9980254    6.375     3067.06   490570.25   CA     94506     491617
LAFAYETTE         5/30/02  8/1/02   8/1/02    7/1/32    7/1/07     396943    6.375     3119.35   499071.34   CA     94549     500000
PLEASANTON         5/9/02  7/1/02   8/1/02    6/1/32    6/1/07     985917     6.25     2304.01   373129.29   CA     94556     374200
DANVILLE           6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     391321     6.25     4002.17   648763.28   CA     94506     650000
DANVILLE          6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     739344    6.375     2052.54   328388.92   CA     94506     329000
DANVILLE           6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     977792    6.375     2861.07   457748.23   CA     94506     458600
LAFAYETTE         6/17/02  8/1/02   8/1/02    7/1/32    7/1/07     272549     6.25     4944.21   801472.19   CA     94549     803000
ALAMO             5/22/02  7/1/02   8/1/02    6/1/32    6/1/07     742200    6.375     2776.22   443756.95   CA     94507     445000
ORINDA            5/24/02  7/1/02   8/1/02    6/1/32    6/1/07     746564    6.375     2214.74   354008.34   CA     94563     355000
ALAMO              6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     974565    6.375     2713.84   434192.06   CA     94507     435000
ALAMO              6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     975459     6.25     4002.17   648763.28   CA     94507     650000
EL DORADO HI      6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     901952     6.25     2930.82   475094.34   CA     95762     476000
SUNLAND            6/1/02  8/1/02   8/1/02    7/1/32    7/1/07     992023    6.375     2670.17   427205.05   CA     91040     428000
LAWNDALE          6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     978568    6.375      748.65   119777.11   CA     90260     120000
CULVER CITY        6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     257977    6.375      2433.1   389208.38   CA     90230     390000
NORTHRIDGE         6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     993035    6.125     2287.96   375816.16   CA     91326     376550
MANHATTAN BE       6/8/02  8/1/02   8/1/02    7/1/32    7/1/07     989192     6.25      3882.1   629300.39   CA     90266     630500
PASADENA           6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     974309      6.5     2127.55   335989.75   CA     91105     336600
REDONDO BEAC      5/23/02  7/1/02   8/1/02    6/1/32    6/1/07     746620    6.375     2071.25   331072.59   CA     90277     332000
ENCINO            6/21/02  8/1/02   8/1/02    7/1/32    7/1/07     271444    6.125     2810.81   461698.46   CA     91436     462600
PACIFIC GROV      5/22/02  7/1/02   8/1/02    6/1/32    6/1/07     757798    6.125     2308.93    378886.3   CA     93950     380000
LARKSPUR          5/31/02  8/1/02   8/1/02    7/1/32    7/1/07     397452     6.25     2155.01   349334.09   CA     94939     350000
SAN RAFAEL        6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     264438    6.125     3718.58   609519.34   CA     94901     612000
SAN RAFAEL         6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     741458      6.5     4108.45   648821.58   CA     94901     650000
MILL VALLEY       6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     980867    6.375     3119.35   499071.34   CA     94941     500000
MILL VALLEY        6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     984050     6.25     3158.63   512012.52   CA     94941     513000
NAPA               6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     749513    6.375     4978.49   796517.85   CA     94558     798000
RANCHO SANTA      6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     975146    6.125     2624.88    431158.1   CA     92688     432000
COSTA MESA        6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     994672    6.375     2495.48   399257.07   CA     92627     400000
MISSION VIEJ      6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     751424      6.5     3994.67   630854.23   CA     92692     632000
COTA DE CAZA      5/13/02  7/1/02   8/1/02    6/1/32    6/1/07     983275    6.375        4694   748943.14   CA     92679     752400
ANAHEIM           5/24/02  7/1/02   8/1/02    6/1/32    6/1/07     967311      6.5     3210.91    506614.8   CA     92807     508000
HUNTINGTON B      5/30/02  8/1/02   8/1/02    7/1/32    7/1/07     995624    6.375     3731.06   596939.22   CA     92648     598050
HUNTINGTON B       6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     986511      6.5     4740.52   748640.29   CA     92648     750000
SANTA ANA         5/20/02  7/1/02   8/1/02    6/1/32    6/1/07     919709      6.5     2262.81    357023.8   CA     92705     358000
SAN JOSE           6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     757431    6.375        2901   464136.33   CA     95121     465000
SAN JOSE          5/31/02  8/1/02   8/1/02    7/1/32    7/1/07     393332      6.5     2250.17   355354.58   CA     95118     356000
SAN JOSE           6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     997422    6.375     3275.32   523366.74   CA     95112     525000
SAN JOSE           6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     998129    6.375     2074.37   331882.44   CA     95123     332500
SAN JOSE          6/20/02  8/1/02   8/1/02    7/1/32    7/1/07     272075    6.375     2720.08   435190.19   CA     95119     436000
SAN JOSE          6/17/02  8/1/02   8/1/02    7/1/32    7/1/07     268422    6.375     2270.89   363323.93   CA     95136     364000
SAN JOSE           6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     992787      6.5     1346.31   212613.84   CA     95136     213000
SAN JOSE          6/20/02  8/1/02   8/1/02    7/1/32    7/1/07     273612     6.25     2975.15   482280.65   CA     95148     483200
SAN JOSE           6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     766643    6.125     2515.51   413193.18   CA     95148     414000
MILPITAS          5/29/02  7/1/02   8/1/02    6/1/32    6/1/07     925062     6.25     2370.52   383898.35   CA     95035     385000
MILPITAS          6/20/02  8/1/02   8/1/02    7/1/32    7/1/07     272295     6.25     2084.21   337855.95   CA     95035     338500
MILPITAS           6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     389458    6.125     2369.69    379188.9   CA     95035     390000
SAN JOSE          5/29/02  7/1/02   8/1/02    6/1/32    6/1/07     391296    6.125     2536.78   416276.41   CA     95126     417500
SAN JOSE          5/20/02  7/1/02   8/1/02    6/1/32    6/1/07     901123    6.625     2798.16   431388.21   CA     95130     437000
SAN JOSE           6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     390826    6.375     2395.67   383286.77   CA     95124     384000
SAN JOSE           6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     983090      6.5     2939.12   464156.98   CA     95124     465000
SAN JOSE          6/17/02  8/1/02   8/1/02    7/1/32    7/1/07     763806    6.125     2734.25   449123.02   CA     95126     450000
SAN JOSE          6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     745152    6.375     2389.43   382288.63   CA     95128     383000
MOUNTAIN VIE      6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     741947    6.625     2285.92    356368.3   CA     94043     357000
MOUNTAIN VIE       6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     765826     6.25     2221.51   360113.53   CA     94043     360800
MORGAN HILL        6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     756966    6.125      1828.3   300313.59   CA     95037     300900
SAN JOSE          5/20/02  7/1/02   8/1/02    6/1/32    6/1/07     746632     6.25     2450.55   396861.19   CA     95125     398000
SAN JOSE          5/30/02  7/1/02   8/1/02    6/1/32    6/1/07     388011    6.125     3062.36   502522.91   CA     95129     504000
SAN JOSE          6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     259335    6.125     3827.95   628772.23   CA     95125     630000
SAN JOSE          6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     995920     6.25     3386.14   548903.64   CA     95125     549950
SAN JOSE          6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     258942     6.25     3047.81   494058.18   CA     95129     495000
SAN JOSE          6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     260787    6.125     2734.25   449123.02   CA     95129     450000
MOUNTAIN VIE       6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     974027    6.125     2005.12   328351.78   CA     94041     330000
MOUNTAIN VIE      6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     995825    6.125     2588.43   424354.07   CA     94041     426000
SUNNYVALE         6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     263358     6.25     3078.59   498822.52   CA     94087     500000
SUNNYVALE         6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     265937     6.25     2210.43   358316.95   CA     94087     359000
SUNNYVALE         6/17/02  8/1/02   8/1/02    7/1/32    7/1/07     767614     6.25     1847.16    299429.2   CA     94087     300000
SUNNYVALE          6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     995570    6.375     3044.49   487093.62   CA     94087     488000
PALO ALTO         6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     266724    6.125     2126.64    349317.9   CA     94306     350000
CUPERTINO         5/30/02  7/1/02   8/1/02    6/1/32    6/1/07     907425    6.375     2058.78   328870.63   CA     95014     330000
CUPERTINO         5/30/02  7/1/02   8/1/02    6/1/32    6/1/07     913438    6.125     3354.02   550382.21   CA     95014     552000
CUPERTINO         5/23/02  7/1/02   8/1/02    6/1/32    6/1/07     974737      6.5     2624.35   414067.84   CA     95014     415200
CUPERTINO         5/20/02  7/1/02   8/1/02    6/1/32    6/1/07     981403    6.125     2375.76   389854.08   CA     95014     391000
CUPERTINO          6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     386577    6.375     4048.92   647794.59   CA     95014     649000
CUPERTINO          6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     738347      6.5     3160.35   499053.65   CA     95014     500000
CUPERTINO          6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     739914     6.25      2401.3   389257.97   CA     95014     390000
CUPERTINO          6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     743103    6.375     3712.03   593894.89   CA     95014     595000
CUPERTINO          6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     755925    6.375     2963.39   473075.64   CA     95014     475000
CUPERTINO         6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     989026    6.125     3827.95   628772.23   CA     95014     630000
CUPERTINO          6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     997777     6.25     2204.27   357318.85   CA     95014     358000
LOS GATOS          6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     979339     6.25     2155.02   349288.86   CA     95030     350000
LOS GATOS         6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     264426     6.25     3466.49   561928.82   CA     95032     563000
LOS GATOS         6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     738230     6.25     1866.86   302623.12   CA     95032     303200
SAN JOSE          6/19/02  8/1/02   8/1/02    7/1/32    7/1/07     263455     6.25     2327.42   377280.79   CA     95120     378000
SAN JOSE          6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     263678    6.125     4204.67   690651.39   CA     95120     692000
SAN JOSE          6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     267404    6.125     2339.31   384249.67   CA     95120     385000
SAN JOSE           6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     760494    6.375     2495.48   399257.07   CA     95120     400000
SAN MARCOS         6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     990568    6.375     2713.83   434191.91   CA     92078     435000
SAN DIEGO         6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     970314     6.25     2893.88   464572.91   CA     92128     470000
SAN DIEGO         6/17/02  8/1/02   8/1/02    7/1/32    7/1/07     764113    6.375     1996.39   319405.65   CA     92109     320000
SAN DIEGO          5/9/02  7/1/02   8/1/02    6/1/32    6/1/07     986544    6.125      2618.8   429736.87   CA     92130     431000
SAN DIEGO         6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     271782    6.125     2983.37   490043.12   CA     92130     491000
SAN DIEGO          6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     986825    6.375     2651.45   424210.63   CA     92130     425000
BRISBANE          5/31/02  8/1/02   8/1/02    7/1/32    7/1/07     765263    6.125     2157.02   354308.16   CA     94005     355000
REDWOOD CITY       6/8/02  8/1/02   8/1/02    7/1/32    7/1/07     748283    6.375     2877.29   460343.41   CA     94063     461200
SAN MATEO         5/29/02  7/1/02   8/1/02    6/1/32    6/1/07     397413      6.5     2427.15    382952.9   CA     94403     384000
SAN MATEO         6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     986164    6.375     3743.22   598885.61   CA     94403     600000
SAN MATEO         6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     997786      6.5     2496.67   393777.83   CA     94403     395000
MILLBRAE          5/24/02  7/1/02   8/1/02    6/1/32    6/1/07     972273     6.25     3217.12   521004.94   CA     94030     522500
FOSTER CITY       5/31/02  7/1/02   8/1/02    6/1/32    6/1/07     394612     6.25     3017.02   488597.91   CA     94404     490000
FOSTER CITY       5/16/02  7/1/02   8/1/02    6/1/32    6/1/07     743700      6.5     2831.66   446778.43   CA     94404     448000
MENLO PARK        5/23/02  7/1/02   8/1/02    6/1/32    6/1/07     987665    6.375     3053.85   488132.62   CA     94025     489500
MENLO PARK         6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     759047      6.5     3741.85   590926.74   CA     94025     592000
MENLO PARK        6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     984835      6.5     6320.69   998187.06   CA     94025    1000000
REDWOOD CITY      6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     267256     6.25     2980.08   483079.11   CA     94065     484000
SAN CARLOS         6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     997115     6.25     4279.24   693677.67   CA     94070     695000
REDWOOD CITY      5/30/02  8/1/02   8/1/02    7/1/32    7/1/07     767609    6.375     2638.97   422214.36   CA     94062     423000
WOODSIDE          5/31/02  8/1/02   8/1/02    7/1/32    7/1/07     972417    6.625     6403.11   998230.57   CA     94062    1000000
SAN MATEO         5/31/02  7/1/02   8/1/02    6/1/32    6/1/07     995494    6.375     1247.74   199441.33   CA     94402     200000
BURLINGAME         6/6/02  8/1/02   8/1/02    7/1/32    7/1/07     994636     6.25     3078.59   499048.69   CA     94010     500000
SAN MATEO          6/4/02  8/1/02   8/1/02    7/1/32    7/1/07     977874     6.25     5683.07   921243.88   CA     94402     923000
SANTA ROSA        6/20/02  8/1/02   8/1/02    7/1/32    7/1/07     260813     6.25     3109.38   504039.16   CA     95403     505000
PETALUMA          6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     262908    6.125     2208.67   362791.58   CA     94954     363500
SONOMA             6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     751443    6.375     2292.73   366817.42   CA     95476     367500
BENICIA           5/28/02  8/1/02   8/1/02    7/1/32    7/1/07     981148      6.5      2781.1   439202.31   CA     94510     440000
SANTA BARBAR      5/31/02  8/1/02   8/1/02    7/1/32    7/1/07     987269    6.375     2475.52   396062.53   CA     93105     396800
GOLETA            6/12/02  8/1/02   8/1/02    7/1/32    7/1/07     262795    6.125     2005.12   329356.88   CA     93117     330000
BELL CANYON       5/30/02  7/1/02   8/1/02    6/1/32    6/1/07     994379    6.125     3026.51    496640.2   CA     91307     498100
CHATSWORTH A      5/13/02  7/1/02   8/1/02    6/1/32    6/1/07     899036    6.375     2395.66   382806.28   CA     91311     384000
WESTLAKE VIL      6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     757320     6.25     3232.52   524001.11   CA     91361     525000
WESTLAKE VIL       6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     982638     6.25     4002.17   648763.28   CA     91361     650000
THOUSAND OAK      6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     762519    6.125     3460.95   568489.94   CA     91362     569600
GOLDEN            6/27/02  8/1/02   8/1/02    7/1/32    7/1/07     973813    6.125     2734.25   449123.02   CO     80401     450000
PALM BEACH        6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     984011      6.5     6320.69   998187.06   FL     33480    1000000
CHICAGO           6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     755396     6.25     2093.44    339353.1   IL     60610     340000
CHICAGO            6/7/02  7/1/02   8/1/02    6/1/32    6/1/07     992152    6.125     6045.72   992083.95   IL     60611     995000
LEXINGTON         6/17/02  8/1/02   8/1/02    7/1/32    7/1/07     277056    6.125     3633.52   596834.58   MA     02420     598000
NORTON            6/28/02  8/1/02   8/1/02    7/1/32    7/1/07     980202     6.25     2241.22   363307.42   MA     02766     364000
ANDOVER           5/23/02  7/1/02   8/1/02    6/1/32    6/1/07     899642    6.625     6146.98      957445   MA     01810     960000
ANDOVER           5/20/02  7/1/02   8/1/02    6/1/32    6/1/07     954642     6.25     2084.81   337289.62   MA     01810     338600
NAHANT            6/25/02  8/1/02   8/1/02    7/1/32    7/1/07     868057      6.5     2837.99   448185.98   MA     01908     449000
SILVER SPRIN      6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     987764      6.5     2149.04   339383.59   MD     20905     340000
TITUSVILLE        6/10/02  8/1/02   8/1/02    7/1/32    7/1/07     912807     6.25     3848.23   623810.87   NJ     08560     625000
WARREN            6/20/02  8/1/02   8/1/02    7/1/32    7/1/07     846505     6.25      3940.1   638685.81   NJ     07059     639920
NEW YORK          5/30/02  8/1/02   8/1/02    7/1/32    7/1/07     863229     6.25     2103.29   340903.12   NY     10024     341600
SOUTHLAKE         6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     974237    6.125     2096.26   343684.31   TX     76092     345000
MOUNT SHASTA      6/11/02  8/1/02   8/1/02    7/1/32    7/1/07     748810      6.5     3318.36   524048.21   CA     96067     525000
TRUCKEE           6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     273043    6.375      6238.7   998142.68   CA     96160    1000000
ROCKY RIVER       6/28/02  8/1/02   8/1/02    7/1/32    7/1/07     990893    6.625     2714.92   423249.76   OH     44116     424000
MALVERN            6/5/02  8/1/02   8/1/02    7/1/32    7/1/07     969768     6.25     6156.87   998047.46   PA     19355     999950
ARGYLE            5/20/02  7/1/02   8/1/02    6/1/32    6/1/07     862166     6.75     2115.08   325252.94   TX     76226     326100
DALLAS             6/7/02  8/1/02   8/1/02    7/1/32    7/1/07     988039    6.125     6076.11   998051.16   TX     75225    1000000
VIENNA            5/24/02  7/1/02   8/1/02    6/1/32    6/1/07     742865     6.25     3127.85   506546.41   VA     22182     508000
ALEXANDRIA        5/31/02  7/1/02   8/1/02    6/1/32    6/1/07     746012     6.75     2860.32    439854.5   VA     22314     441000
SEATTLE           5/23/02  7/1/02   8/1/02    6/1/32    6/1/07     386900      6.5     2528.28   398909.28   WA     98118     400000
FAIRFIELD         6/22/02  8/1/02   8/1/02    7/1/32    7/1/07     911547     6.25     3755.88   608839.39   CT     06430     610000
YARDLEY           6/24/02  8/1/02   8/1/02    7/1/32    7/1/07     917433    6.375     2171.07   347353.65   PA     19067     348000
NEWTOWN SQUA      5/30/02  8/1/02   8/1/02    7/1/32    7/1/07     979582    6.375        3659   583131.87   PA     19073     586500
BETHESDA          5/29/02  7/1/02   8/1/02    6/1/32    6/1/07     987331     6.25     2952.36   478127.99   MD     20817     479500
GERMANTOWN        5/30/02  7/1/02   8/1/02    6/1/32    6/1/07     993747    6.375     2395.66   382927.34   MD     20874     384000
WAKE FOREST       6/14/02  8/1/02   8/1/02    7/1/32    7/1/07     762778     6.25     3814.37   618321.32   NC     27587     619500
ATLANTA           5/15/02  7/1/02   8/1/02    6/1/32    6/1/07     966319      6.5     6320.68   997273.25   GA     30327    1000000
JUNO BEACH        6/21/02  8/1/02   8/1/02    7/1/32    7/1/07     275269    6.375     2651.45   424210.63   FL     33408     425000
AURORA            5/24/02  7/1/02   8/1/02    6/1/32    6/1/07     908249      6.5     3033.93   478691.15   IL     60504     480000
BELLEVUE          5/28/02  7/1/02   8/1/02    6/1/32    6/1/07     751025      6.5     2528.28   398909.28   WA     98006     400000
ENCINO            5/14/02  7/1/02   9/1/02    6/1/32    6/1/07     927051    6.625     3201.55   498669.28   CA     91316     500000
LOS ANGELES       6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     259769    6.375     4866.19   778551.28   CA     90024     780000
LOS ANGELES        6/4/02  8/1/02   9/1/02    7/1/32    7/1/07     761790      6.5     5190.86   819761.14   CA     90069     821250
MONTROSE          6/10/02  8/1/02   9/1/02    7/1/32    7/1/07     765933    6.375     2232.21   357135.44   CA     91020     357800
LOS ANGELES        6/4/02  8/1/02   9/1/02    7/1/32    7/1/07     755808      6.5     2471.39   390291.14   CA     91423     391000
BRADLEY           5/31/02  8/1/02   9/1/02    7/1/32    7/1/07     758344    6.375     2395.67   383286.77   CA     93426     384000
SAN CLEMENTE      6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     993264    6.125     2260.32   369002.12   CA     92673     372000
YORBA LINDA       6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     997246     6.25     5926.28      960595   CA     92886     962500
REDWOOD CITY      6/10/02  8/1/02   9/1/02    7/1/32    7/1/07     744844     6.25     3448.02   558934.53   CA     94061     560000
SUNNYVALE         6/20/02  8/1/02   9/1/02    7/1/32    7/1/07     906012    6.125     2673.49    439142.5   CA     94086     440000
CAMPBELL           6/7/02  8/1/02   9/1/02    7/1/32    7/1/07     740204      6.5     2326.02   367332.82   CA     95008     368000
SARATOGA           6/4/02  8/1/02   9/1/02    7/1/32    7/1/07     745096     6.25     3700.47   599757.45   CA     95070     601000
SAN FRANCISC      6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     282966    6.125     1148.39   188631.17   CA     94111     189000
NEWARK             5/2/02  7/1/02   9/1/02    6/1/32    6/1/07     922050      6.5     2698.93   425835.68   CA     94560     427000
BERKELEY          5/28/02  7/1/02   9/1/02    6/1/32    6/1/07     974631    6.375     2171.07    347027.9   CA     94709     348000
PLEASANTON        6/13/02  8/1/02   9/1/02    7/1/32    7/1/07     272037    6.125     2332.99   382793.43   CA     94588     383960
PLEASANTON        6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     275559     6.25     3712.78    601852.3   CA     94588     603000
PLEASANTON        6/10/02  8/1/02   9/1/02    7/1/32    7/1/07     998098     6.25     2145.16   347737.12   CA     94588     348400
ALAMEDA           5/30/02  8/1/02   9/1/02    7/1/32    7/1/07     983301      6.5     2376.58   375318.34   CA     94501     376000
CASTRO VALLE       6/5/02  8/1/02   9/1/02    7/1/32    7/1/07     988635    6.125     2096.26   344327.65   CA     94552     345000
FREMONT            6/3/02  8/1/02   9/1/02    7/1/32    7/1/07     990301    6.125     2709.95   445130.81   CA     94539     446000
OAKLAND           6/10/02  8/1/02   9/1/02    7/1/32    7/1/07     763986    6.375     2651.45   424022.63   CA     94611     425000
ORINDA            6/12/02  8/1/02   9/1/02    7/1/32    7/1/07     758538      6.5     3722.89   587932.17   CA     94565     589000
WALNUT CREEK      6/10/02  8/1/02   9/1/02    7/1/32    7/1/07     974593    6.625     2482.49   387013.99   CA     94598     387700
EL SEGUNDO         6/1/02  8/1/02   9/1/02    7/1/32    7/1/07     765266    6.375     2096.21   335368.33   CA     90245     336000
ROLLING HILL       6/3/02  7/1/02   9/1/02    6/1/32    6/1/07     740626    6.375     3088.78   493716.99   CA     90274     495100
SAUSALITO         6/18/02  8/1/02   9/1/02    7/1/32    7/1/07     272305     6.25     2068.81   335360.72   CA     94965     336000
SAN JOSE          6/12/02  8/1/02   9/1/02    7/1/32    7/1/07     740251     6.25     2031.87   329372.13   CA     95133     330000
SAN JOSE          6/12/02  8/1/02   9/1/02    7/1/32    7/1/07     979380    6.125     2551.97   419181.48   CA     95133     420000
SAN JOSE           6/4/02  8/1/02   9/1/02    7/1/32    7/1/07     738396    6.375     2420.62   387279.33   CA     95136     388000
MILPITAS           6/8/02  8/1/02   9/1/02    7/1/32    7/1/07     915558    6.125      2051.3   336942.06   CA     95035     337600
MILPITAS           6/3/02  8/1/02   9/1/02    7/1/32    7/1/07     977395    6.375     2167.95   346854.57   CA     95035     347500
SAN JOSE          5/22/02  7/1/02   9/1/02    6/1/32    6/1/07     743681    6.375     2495.48   398882.64   CA     95124     400000
SAN JOSE          6/11/02  8/1/02   9/1/02    7/1/32    7/1/07     975329    6.375     2545.39      406987   CA     95124     408000
MOUNTAIN VIE      5/29/02  7/1/02   9/1/02    6/1/32    6/1/07     278502     6.25      2182.1   353385.93   CA     94043     354400
MORGAN HILL       6/10/02  8/1/02   9/1/02    7/1/32    7/1/07     748701     6.25      1970.3   319391.16   CA     95037     320000
SAN JOSE          5/29/02  8/1/02   9/1/02    7/1/32    7/1/07     984589    6.375     2994.58   479108.48   CA     95125     480000
SAN JOSE          5/15/02  7/1/02   9/1/02    6/1/32    6/1/07     998193    6.375     2919.71    466692.7   CA     95125     468000
SAN JOSE          5/28/02  8/1/02   9/1/02    7/1/32    7/1/07     992738     6.25     3254.07   527494.45   CA     95135     528500
PALO ALTO         5/17/02  8/1/02   9/1/02    7/1/32    7/1/07     990925    6.375      3384.5   541492.39   CA     94306     542500
SUNNYVALE          6/7/02  8/1/02   9/1/02    7/1/32    7/1/07     260359     6.25     4002.17   648763.28   CA     94087     650000
SUNNYVALE          6/7/02  8/1/02   9/1/02    7/1/32    7/1/07     992554     6.25     2701.77   437965.13   CA     94087     438800
PALO ALTO         6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     273388    6.375     2919.72   467130.76   CA     94306     468000
EL CAJON           6/1/02  8/1/02   9/1/02    7/1/32    7/1/07     760704    6.375     2570.34   411234.79   CA     92019     412000
SAN DIEGO          6/3/02  8/1/02   9/1/02    7/1/32    7/1/07     743744      6.5     3160.34   499056.42   CA     92107     500000
HALF MOON BA      6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     868293    6.125      2722.1   447126.91   CA     94019     448000
SAN MATEO         6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     763360    6.375      3013.3    482102.9   CA     94403     483000
SAN METEO          6/1/02  8/1/02   9/1/02    7/1/32    7/1/07     761994    6.125     3275.03   537949.56   CA     94402     539000
THOUSAND OAK       6/4/02  8/1/02   9/1/02    7/1/32    7/1/07     914742    6.375     1497.29   238648.42   CA     91362     240000
CHEVY CHASE       5/24/02  7/1/02   9/1/02    6/1/32    6/1/07     919561     6.25     6003.24   972210.17   DC     20015     975000
PLANTATION         6/3/02  8/1/02   9/1/02    7/1/32    7/1/07     754726    6.375     4055.16   648792.74   FL     33324     650000
SEMINOLE          6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     745116     6.25     3232.52   524001.11   FL     33776     525000
BOSTON            6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     748221     6.25     4002.17   598761.28   MA     02116     650000
LEXINGTON         6/20/02  8/1/02   9/1/02    7/1/32    7/1/07     270152    6.125     2734.25   449123.02   MA     02420     450000
ERIE              5/22/02  7/1/02   9/1/02    6/1/32    6/1/07     990964      6.5     1630.74   257296.48   CO     80516     258000
SAN JUAN BAU       6/1/02  8/1/02   9/1/02    7/1/32    7/1/07     971399      6.5     2705.25   425623.53   CA     95045     428000
DALLAS            5/31/02  8/1/02   9/1/02    7/1/32    7/1/07     750582    6.125     2324.11   381754.57   TX     75229     382500
FAIRFAX           6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     883656     6.25     2167.33   351330.26   VA     22031     352000
VIENNA             6/7/02  8/1/02   9/1/02    7/1/32    7/1/07     976071      6.5     2399.33   378911.82   VA     22180     379600
MORRISTOWN        6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     833237    6.875     2685.53   407801.32   NJ     07960     408800
ROSEMONT           6/7/02  8/1/02   9/1/02    7/1/32    7/1/07     902070    6.125     2825.39   463534.12   PA     19010     465000
RALEIGH           6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     979440    6.125     2265.18   372073.45   NC     27615     372800
SEATTLE           5/23/02  7/1/02   9/1/02    6/1/32    6/1/07     388221    6.375     2110.56   337354.97   WA     98109     338300
PLEASANTON        6/17/02  8/1/02   10/1/02   7/1/32    7/1/07     762554    6.375     2372.27   371875.49   CA     94588     380250
ALAMEDA           6/26/02  8/1/02   9/1/02    7/1/32    7/1/07     283704     6.25     2246.14   364105.92   CA     94502     364800
LOS ANGELES       6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     268233    6.125     1889.67   310393.91   CA     90034     311000
LOS ANGELES       6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     755658    6.375     2152.36   344057.61   CA     90035     345000
LOS ANGELES       6/27/02  8/1/02   9/1/02    7/1/32    7/1/07     997970      6.5     2142.72    338385.4   CA     90067     339000
WEST HOLLYWO       6/7/02  8/1/02   9/1/02    7/1/32    7/1/07     266026    6.375     2545.39   407242.21   CA     90069     408000
HERMOSA BEAC      6/13/02  8/1/02   9/1/02    7/1/32    7/1/07     997418     6.25     2308.94   374286.51   CA     90254     375000
REDONDO BEAC      6/25/02  8/1/02   9/1/02    7/1/32    7/1/07     268312     6.25     2031.87   329372.13   CA     90278     330000
IRVINE            5/30/02  7/1/02   9/1/02    6/1/32    6/1/07     925428      6.5     3406.85   537530.26   CA     92618     539000
LOS ALAMITOS      6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     745741    6.375     3197.53   510572.74   CA     90720     512530
IRVINE            6/12/02  8/1/02   9/1/02    7/1/32    7/1/07     287488     6.25     3501.58   567617.99   CA     92602     568700
CORONA DEL M      6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     259562      6.5     2465.07   386744.29   CA     92625     390000
CORONA DEL M      6/13/02  8/1/02   9/1/02    7/1/32    7/1/07     941311    6.625     3585.74   559009.12   CA     92625     560000
IRVINE             7/5/02  8/1/02   9/1/02    7/1/32    7/1/07     267014    6.125     2141.83   351553.54   CA     92606     352500
IRVINE             7/3/02  9/1/02   9/1/02    8/1/32    8/1/07     263866     6.25     2093.44   339677.39   CA     92620     340000
CORONA DEL M       7/8/02  9/1/02   9/1/02    8/1/32    8/1/07     286078    6.125     3007.68   494518.88   CA     92625     495000
YORBA LINDA        7/9/02  9/1/02   9/1/02    8/1/32    8/1/07     301215    6.125     2795.01   459552.91   CA     92886     460000
TAHOE VISTA       6/13/02  8/1/02   8/1/02    7/1/32    7/1/07     989097    6.375     2283.36   365320.23   CA     96148     366000
PALM DESERT        6/7/02  8/1/02   9/1/02    7/1/32    7/1/07     971565    6.375     2333.28   373305.35   CA     92260     374000
PALM SPRINGS      6/11/02  8/1/02   9/1/02    7/1/32    7/1/07     767399    6.375     3025.77    484099.2   CA     92262     485000
CHINO HILLS        6/6/02  8/1/02   9/1/02    7/1/32    7/1/07     739145     6.25     2308.94   373926.61   CA     91709     375000
BONITA            6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     746648    6.375     2526.67   404247.79   CA     91902     405000
RANCHO SANTE      6/10/02  8/1/02   9/1/02    7/1/32    7/1/07     761853    6.375     4841.23   774558.72   CA     92067     776000
REDWOOD CITY      6/26/02  8/1/02   9/1/02    7/1/32    7/1/07     266917    6.375     3818.09   610863.31   CA     94061     612000
LOS ALTOS HI      6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     263453    6.375     4441.96   710677.58   CA     94022     712000
LOS ALTOS HI      6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     265500     6.25     3386.44   548953.56   CA     94022     550000
LOS ALTOS HI       6/4/02  8/1/02   9/1/02    7/1/32    7/1/07     754090      6.5     8299.06  1310619.61   CA     94022    1313000
MOUNTAIN VIE      6/26/02  8/1/02   9/1/02    7/1/32    7/1/07     271749    6.125     3937.32   646737.15   CA     94040     648000
SUNNYVALE          6/6/02  8/1/02   9/1/02    7/1/32    7/1/07     271947     6.25     2768.26   448744.59   CA     94086     449600
SUNNYVALE         6/25/02  8/1/02   9/1/02    7/1/32    7/1/07    9962631      6.5     2506.15   395781.18   CA     94086     396500
PALO ALTO         6/27/02  9/1/02   9/1/02    8/1/32    8/1/07     281250      6.5     3982.03   629430.47   CA     94303     630000
CAMPBELL          6/12/02  8/1/02   9/1/02    7/1/32    7/1/07     282576     6.25     2068.81   335360.72   CA     95008     336000
SARATOGA          6/22/02  8/1/02   9/1/02    7/1/32    7/1/07     280536     6.25     2007.24   323389.05   CA     95070     326000
SAN JOSE          6/12/02  8/1/02   10/1/02   7/1/32    7/1/07     259502    6.375     2056.28   328987.82   CA     95134     329600
SUNNYVALE          7/8/02  9/1/02   9/1/02    8/1/32    8/1/07     291809    6.125     2649.19   435576.23   CA     94086     436000
SUNNYVALE          7/2/02  9/1/02   9/1/02    8/1/32    8/1/07     293921    6.125     1868.41   307201.12   CA     94088     307500
SARATOGA           7/3/02  9/1/02   9/1/02    8/1/32    8/1/07     761252    6.375     2183.55   349675.83   CA     95070     350000
SAN FRANCISC      5/30/02  8/1/02   9/1/02    7/1/32    7/1/07     911184    6.625     2581.74   402486.29   CA     94103     403200
SAN FRANCISC      6/25/02  8/1/02   9/1/02    7/1/32    7/1/07     994355    6.375     2851.09   456151.19   CA     94107     457000
SAN FRANCISC      6/26/02  9/1/02   9/1/02    8/1/32    8/1/07     752226    6.375     2033.82   325698.06   CA     94115     326000
HAYWARD           7/10/02  9/1/02   9/1/02    8/1/32    8/1/07     299540    6.125     2558.05    420590.8   CA     94544     421000
LIVERMORE         6/26/02  8/1/02   9/1/02    7/1/32    7/1/07     258185    6.125     2178.29   357801.33   CA     94550     358500
LIVERMORE          7/9/02  9/1/02   9/1/02    8/1/32    8/1/07     292833    6.125     3354.01   551463.48   CA     94550     552000
NEWARK            7/21/02  8/1/02   9/1/02    7/1/32    7/1/07     744855      6.5     2013.14   317922.58   CA     94560     318500
FREMONT            7/2/02  9/1/02   9/1/02    8/1/32    8/1/07     278811    6.625     2433.19   379664.73   CA     94536     380000
FREMONT            7/3/02  9/1/02   9/1/02    8/1/32    8/1/07     288056    6.125     2248.16   369640.38   CA     94536     370000
FREMONT           7/12/02  9/1/02   9/1/02    8/1/32    8/1/07     763308     6.25     2216.59   359658.41   CA     94536     360000
CASTRO VALLE      6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     752805      6.5      2231.2   352322.53   CA     94546     353000
FREMONT           6/10/02  8/1/02   10/1/02   7/1/32    7/1/07     761946    6.125      2770.7   455111.34   CA     94555     456000
FREMONT            7/9/02  9/1/02   9/1/02    8/1/32    8/1/07     287298    6.125     2430.45   399611.22   CA     94555     400000
DUBLIN            6/25/02  9/1/02   9/1/02    8/1/32    8/1/07     974564    6.125     3013.75   495517.92   CA     94568     496000
DUBLIN            6/18/02  8/1/02   9/1/02    7/1/32    7/1/07    9942799      6.5      1984.7   313415.34   CA     94568     314000
PLEASANTON         7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     293269    6.125     1913.98   314693.83   CA     94588     315000
PLEASANTON        5/30/02  7/1/02   9/1/02    6/1/32    6/1/07     755704    6.375     2432.78   388860.71   CA     94566     389950
CASTRO VALLE      6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     263147    6.375      2046.3   327390.73   CA     94552     328000
CASTRO VALLE      6/18/02  8/1/02   9/1/02    7/1/32    7/1/07     266453    6.375     2545.39   407242.21   CA     94552     408000
OAKLAND           6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     992564    6.375     2589.07    414229.2   CA     94611     415000
OAKLAND           6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     995642    6.375     2308.32   369312.79   CA     94611     370000
OAKLAND           6/25/02  8/1/02   9/1/02    7/1/32    7/1/07     757719     6.25     2278.16   369296.01   CA     94618     370000
WALNUT CREEK      6/27/02  8/1/02   9/1/02    7/1/32    7/1/07     286157    6.125     2029.42   333349.09   CA     94596     334000
WALNUT CREEK      6/11/02  8/1/02   9/1/02    7/1/32    7/1/07     764254    6.375     2445.58   391271.91   CA     94596     392000
SAN RAMON         6/20/02  8/1/02   9/1/02    7/1/32    7/1/07     276473     6.25     2709.16   439162.84   CA     94583     440000
SAN RAMON          6/1/02  8/1/02   9/1/02    7/1/32    7/1/07     744897    6.375     2661.68    425847.6   CA     94583     426640
SAN RAMON          7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     285236     6.25     2801.52   454568.27   CA     94583     455000
SAN RAMON         7/15/02  9/1/02   9/1/02    8/1/32    8/1/07     291157    6.125     2017.27   331677.31   CA     94583     332000
WALNUT CREEK       7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     389764      6.5     2686.29   424615.79   CA     94595     425000
DANVILLE           7/9/02  9/1/02   9/1/02    8/1/32    8/1/07     284039    6.375     3169.26   507529.49   CA     94526     508000
DANVILLE          7/15/02  9/1/02   9/1/02    8/1/32    8/1/07     296701    6.125     2242.08   368641.36   CA     94526     369000
DANVILLE          7/16/02  9/1/02   9/1/02    8/1/32    8/1/07     297326    6.125     3329.71   547467.37   CA     94506     548000
DANVILLE           7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     309684    6.125     3475.53   571119.58   CA     94506     572000
ORINDA            6/11/02  8/1/02   9/1/02    7/1/32    7/1/07     744331     6.25     3035.49      492062   CA     94563     493000
ALAMO              7/8/02  9/1/02   9/1/02    8/1/32    8/1/07     266962    6.375        3868   619425.75   CA     94507     620000
ORINDA             7/3/02  9/1/02   9/1/02    8/1/32    8/1/07     288801    6.125     6076.11   999028.06   CA     94563    1000000
ORINDA            7/15/02  9/1/02   9/1/02    8/1/32    8/1/07     752750    6.375     3244.13   519518.37   CA     94563     520000
SANTA CLARIT      6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     973096      6.5     2401.86   379311.08   CA     91354     380000
ALTADENA ARE      6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     983539     6.25      2832.3   459124.79   CA     91001     460000
LONG BEACH         7/9/02  9/1/02   9/1/02    8/1/32    8/1/07     289122    6.125     2296.77   377632.61   CA     90814     378000
LOS ANGELES        7/9/02  9/1/02   10/1/02   8/1/32    8/1/07     278323    6.125     2381.84   391418.99   CA     90064     392000
GLENDALE          7/16/02  9/1/02   9/1/02    8/1/32    8/1/07     301844    6.125      1827.1   300408.73   CA     91208     300701
ROLLING HILL      6/27/02  9/1/02   9/1/02    8/1/32    8/1/07     276412    6.125     3857.12   634183.01   CA     90274     634800
RANCHO PALOS      6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     992620     6.25     4574.78   741586.35   CA     90274     743000
LA CANADA FL       7/5/02  9/1/02   9/1/02    8/1/32    8/1/07     264505     6.25     3053.96   495529.37   CA     91011     496000
LA CANADA FL       7/8/02  9/1/02   9/1/02    8/1/32    8/1/07     270573    6.125     3949.47   649368.24   CA     91011     650000
PACIFIC GROV      6/12/02  8/1/02   9/1/02    7/1/32    7/1/07     266040    6.375      6238.7   998142.68   CA     93950    1000000
SAN RAFAEL        6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     268586    6.125     2244.52   368680.09   CA     94903     369400
TIBURON           6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     274031    6.125     6076.11   998051.16   CA     94920    1000000
CORTE MADERA       6/3/02  8/1/02   9/1/02    7/1/32    7/1/07     760410     6.25     3829.76   620615.53   CA     94925     622000
MILL VALLEY       6/20/02  8/1/02   9/1/02    7/1/32    7/1/07     997801    6.375     3818.09   610863.31   CA     94941     612000
NOVATO            6/18/02  8/1/02   9/1/02    7/1/32    7/1/07     278884    6.125     2801.09   457995.96   CA     94945     461000
NOVATO            6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     992579     6.25     2435.17    394747.5   CA     94947     395500
SAN ANSELMO       6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     265988    6.375     2835.49   453590.99   CA     94960     454500
SAN RAFAEL         7/2/02  9/1/02   9/1/02    8/1/32    8/1/07     287095    6.125     6076.11   999028.06   CA     94901    1000000
TIBURON           7/22/02  9/1/02   9/1/02    8/1/32    8/1/07     297298    6.125     4964.18   816205.92   CA     94920     817000
CORTE MADERA       7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     270609    6.125     4496.32   739280.76   CA     94925     740000
FAIRFAX           7/12/02  9/1/02   9/1/02    8/1/32    8/1/07     295622    6.125     2126.64   349659.82   CA     94930     350000
NOVATO            7/12/02  9/1/02   9/1/02    8/1/32    8/1/07     266706    6.125     1913.98   314692.81   CA     94947     315000
NOVATO             7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     267100    6.375     2581.26   413366.79   CA     94947     413750
NOVATO             7/1/02  9/1/02   8/1/02    8/1/32    8/1/07     267118     6.25      3823.6   620410.77   CA     94947     621000
SAN ANSELMO        7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     829075    6.125     5422.93   891632.54   CA     94960     892500
RANCHO SANTA      6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     293238    6.125     2685.64   441138.61   CA     92688     442000
ALISO VIEJO        7/2/02  9/1/02   9/1/02    8/1/32    8/1/07     291103    6.125     2661.34   437574.29   CA     92656     438000
COTO DE CAZA      6/20/02  8/1/02   9/1/02    7/1/32    7/1/07     268007     6.25     4002.17   648763.28   CA     92679     650000
COTO DE CAZA       6/7/02  8/1/02   9/1/02    7/1/32    7/1/07     271637    6.125     3620.45   594688.78   CA     92679     595850
COTO DE CAZA       7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     267986     6.25     3484.96   565462.96   CA     92679     566000
LAGUNA NIGUE      6/26/02  9/1/02   9/1/02    8/1/32    8/1/07     271785     6.25     6126.39    994055.9   CA     92677     995000
HUNTINGTON B      5/17/02  7/1/02   9/1/02    6/1/32    6/1/07     983302    6.375     2776.22   443756.92   CA     92648     445000
HUNTINGTON B      6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     389912    6.375     2871.67   459445.06   CA     92648     460300
NEWPORT BEAC       6/4/02  8/1/02   10/1/02   7/1/32    7/1/07     976643     6.25     3725.09   603848.91   CA     92660     605000
BOULDER CREE      6/27/02  9/1/02   8/1/02    8/1/32    8/1/07     997655    6.375     2096.21   335688.79   CA     95006     336000
SOQUEL            6/12/02  8/1/02   9/1/02    7/1/32    7/1/07     740566     6.25     3848.23   623685.84   CA     95073     625000
SAN JOSE          6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     272819     6.25     2770.73   447908.14   CA     95138     450000
SAN JOSE          6/27/02  9/1/02   9/1/02    8/1/32    8/1/07     275176    6.375     2383.19   381646.19   CA     95118     382000
SAN JOSE          6/24/02  9/1/02   9/1/02    8/1/32    8/1/07     738642    6.375     2305.83   369257.67   CA     95118     369600
SAN JOSE          6/20/02  8/1/02   9/1/02    7/1/32    7/1/07     268580     6.25     2462.63   399199.01   CA     95123     399960
SAN JOSE          7/17/02  9/1/02   9/1/02    8/1/32    8/1/07     291406     6.25     2647.59   429591.99   CA     95118     430000
SAN JOSE          7/10/02  9/1/02   9/1/02    8/1/32    8/1/07     324849    6.125     2556.83      420391   CA     95118     420800
SAN JOSE           7/2/02  9/1/02   9/1/02    8/1/32    8/1/07     291739    6.125      2442.6   401609.28   CA     95123     402000
SAN JOSE          6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     265982    6.375     2408.14   385283.08   CA     95132     386000
SAN JOSE          6/28/02  9/1/02   9/1/02    8/1/32    8/1/07     274497     6.25     3250.99   527499.01   CA     95148     528000
SAN JOSE          6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     288754    6.125     2551.96    419181.5   CA     95148     420000
MILPITAS          6/26/02  8/1/02   9/1/02    7/1/32    7/1/07     274184     6.25     2308.94   374286.51   CA     95035     375000
SANTA CLARA       6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     763531    6.375     3050.73   488091.76   CA     95050     489000
SAN JOSE          6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     279754    6.125     1743.85   286440.67   CA     95124     287000
SAN JOSE          6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     992572    6.125        2315   380257.49   CA     95126     381000
MOUNTAIN VIE       6/6/02  8/1/02   9/1/02    7/1/32    7/1/07     740319      6.5     1908.85   301452.48   CA     94043     302000
MOUNTAIN VIE      6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     989421     6.25     2082.36   337556.53   CA     94043     338200
MOUNTAIN VIE      7/17/02  9/1/02   10/1/02   8/1/32    8/1/07     310216     6.25     2647.59   429591.99   CA     94043     430000
MOUNTAIN VIE      7/24/02  9/1/02   9/1/02    8/1/32    8/1/07     326152    6.125     2260.32   371638.43   CA     94043     372000
MORGAN HILL       7/12/02  9/1/02   9/1/02    8/1/32    8/1/07     260892     6.25     2339.73   379639.44   CA     95037     380000
SAN JOSE           6/3/02  8/1/02   9/1/02    7/1/32    7/1/07     259627    6.375      4529.3   724651.58   CA     95125     726000
SAN JOSE          6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     766008    6.375     2495.48   399257.07   CA     95135     400000
SUNNYVALE         6/25/02  8/1/02   9/1/02    7/1/32    7/1/07     259199    6.125     2223.86   365286.72   CA     94087     366000
SUNNYVALE         6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     260856    6.375     2794.94   447167.92   CA     94087     448000
SUNNYVALE         6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     741767    6.125     2491.21   409200.96   CA     94087     410000
PALO ALTO         6/18/02  8/1/02   9/1/02    7/1/32    7/1/07     265735    6.375     2582.83   413231.06   CA     94306     414000
PALO ALTO         6/25/02  8/1/02   9/1/02    7/1/32    7/1/07     271255     6.25     6157.18   998097.36   CA     94306    1000000
PALO ALTO         6/27/02  8/1/02   9/1/02    7/1/32    7/1/07     277072     6.25     3038.57   492097.21   CA     94306     493500
PALO ALTO          6/3/02  8/1/02   9/1/02    7/1/32    7/1/07     762106    6.125     2940.84   483056.76   CA     94306     484000
PALO ALTO         6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     989463    6.125     2381.84   391117.28   CA     94306     392000
MOUNTAIN VIE       7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     273455    6.125     2916.54   479533.46   CA     94041     480000
CUPERTINO         6/26/02  8/1/02   9/1/02    7/1/32    7/1/07     274460    6.125     2819.32   462593.17   CA     95014     464000
CUPERTINO          7/8/02  9/1/02   9/1/02    8/1/32    8/1/07     282747    6.125     3189.96   524489.73   CA     95014     525000
CUPERTINO          7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     288872     6.25     3478.81    564463.9   CA     95014     565000
LOS GATOS          5/9/02  7/1/02   9/1/02    6/1/32    6/1/07     986303      6.5     3160.34   498636.62   CA     95032     500000
SAN JOSE          5/23/02  7/1/02   9/1/02    6/1/32    6/1/07     987686    6.125     5164.69   847508.89   CA     95120     850000
LOS GATOS         6/25/02  8/1/02   9/1/02    7/1/32    7/1/07     260508      6.5     4304.39   679765.39   CA     95030     681000
MONTE SERENO      6/25/02  8/1/02   9/1/02    7/1/32    7/1/07     260722    6.375     6201.27   992054.57   CA     95030     994000
LOS GATOS         6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     761055    6.125        2874   472078.19   CA     95032     473000
SAN JOSE          6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     274379     6.25     2493.66   399203.38   CA     95120     405000
SAN JOSE           7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     290522    6.125      2977.3   489523.74   CA     95120     490000
RAMONA            6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     258867    6.125     2053.72    337341.3   CA     92065     338000
SAN MARCOS        6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     895982    6.375     2121.16   339368.51   CA     92069     340000
SAN DIEGO         6/27/02  8/1/02   9/1/02    7/1/32    7/1/07     295527    6.125     1935.24   317813.63   CA     92126     318500
SAN DIEGO         7/11/02  9/1/02   9/1/02    8/1/32    8/1/07     293139    6.125     1828.91   300707.44   CA     92129     301000
SAN DIEGO         6/14/02  8/1/02   10/1/02   7/1/32    7/1/07     752343    6.125     2450.49   402453.73   CA     92124     403300
CARLSBAD           7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     272026    6.125     2133.93   350858.65   CA     92009     351200
SAN DIEGO         6/11/02  8/1/02   9/1/02    7/1/32    7/1/07     760627     6.25      2659.9   431178.06   CA     92103     432000
LA JOLLA          5/31/02  8/1/02   9/1/02    7/1/32    7/1/07     976312    6.125     3493.77    573879.4   CA     92037     575000
DEL MAR           7/16/02  9/1/02   9/1/02    8/1/32    8/1/07     324275    6.125     5195.08   854168.98   CA     92014     855000
SAN DIEGO          7/3/02  9/1/02   9/1/02    8/1/32    8/1/07     290341    6.125     2916.54   479533.46   CA     92130     480000
SAN DIEGO          7/3/02  9/1/02   9/1/02    8/1/32    8/1/07     307377    6.125        2874   472205.93   CA     92130     473000
REDWOOD CITY       6/1/02  8/1/02   9/1/02    7/1/32    7/1/07     262506    6.375     2183.54   349349.95   CA     94063     350000
REDWOOD CITY       7/8/02  9/1/02   9/1/02    8/1/32    8/1/07     278983    6.375      2336.4   374153.13   CA     94063     374500
REDWOOD CITY       7/2/02  9/1/02   9/1/02    8/1/32    8/1/07     284082      6.5     2022.62   319710.71   CA     94063     320000
MENLO PARK        5/31/02  8/1/02   9/1/02    7/1/32    7/1/07     972702    6.375        2901   464136.33   CA     94025     465000
MENLO PARK        6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     753215    6.125     2150.95    353310.1   CA     94025     354000
MENLO PARK        7/19/02  9/1/02   9/1/02    8/1/32    8/1/07     293060    6.125     2157.02   354654.96   CA     94025     355000
REDWOOD CITY      6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     984814    6.125     5298.37    870300.6   CA     94062     872000
BURLINGAME         7/3/02  9/1/02   9/1/02    8/1/32    8/1/07     288881    6.125     3611.03   593722.38   CA     94010     594300
ATHERTON           7/3/02  9/1/02   8/1/02    8/1/32    8/1/07     285401    6.125     3949.47   649368.24   CA     94027     650000
SANTA ROSA        6/18/02  8/1/02   9/1/02    7/1/32    7/1/07     282908     6.25     1994.93   323383.54   CA     95407     324000
AMERICAN CAN      6/13/02  8/1/02   9/1/02    7/1/32    7/1/07     286114    6.125        2291   376315.19   CA     94503     377050
VALLEJO           6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     970744     6.25     1939.51   314400.67   CA     94591     315000
SANTA BARBAR      6/27/02  8/1/02   9/1/02    7/1/32    7/1/07     287223    6.125     2974.87   488645.83   CA     93103     489600
SANTA BARBAR      6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     262707    6.125     1926.13   316382.21   CA     93110     317000
OAK PARK          6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     276297    6.375     3290.92   526520.25   CA     91301     527500
THOUSAND OAK      6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     280703    6.125     2582.35   424171.73   CA     91362     425000
WASHINGTON        6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     740017    6.375     3603.47   576527.22   DC     20007     577600
PARKLAND          6/12/02  8/1/02   9/1/02    7/1/32    7/1/07     986700    6.125     2734.25   449123.02   FL     33076     450000
WESTON            6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     275543    6.125     2877.65   472677.01   FL     33327     473600
ALPHARETTA        6/26/02  8/1/02   9/1/02    7/1/32    7/1/07     266720     6.25     1077.51   174667.03   GA     30005     175000
CHICAGO            6/7/02  7/1/02   9/1/02    6/1/32    6/1/07     276343    6.375     2121.16   338047.59   IL     60622     340000
GRAYSLAKE         6/27/02  8/1/02   9/1/02    7/1/32    7/1/07     862793      6.5     2026.57   320043.73   IL     60030     320625
ALGONQUIN         6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     271368    6.375     2448.07   391671.18   IL     60102     392400
ELGIN              6/6/02  7/1/02   9/1/02    6/1/32    6/1/07     761342    6.375     2993.95   478559.46   IL     60123     479900
INDIANAPOLIS       7/2/02  8/1/02   9/1/02    7/1/32    7/1/07     268443    6.125     2855.77   469084.05   IN     46234     470000
NEWTON             7/8/02  9/1/02   9/1/02    8/1/32    8/1/07     997729     6.25     4002.17   649383.25   MA     02458     650000
NEWTON            7/11/02  9/1/02   9/1/02    8/1/32    8/1/07     296404     6.25     3057.04    496028.9   MA     02465     496500
MARION            7/19/02  9/1/02   9/1/02    8/1/32    8/1/07     297253     6.25     2124.23   344672.64   MA     02738     345000
BOSTON            6/11/02  8/1/02   9/1/02    7/1/32    7/1/07     988390     6.25     1935.81   313801.83   MA     02115     314400
BOSTON            6/18/02  8/1/02   9/1/02    7/1/32    7/1/07     744978      6.5     1917.07   302750.13   MA     02116     303300
BOSTON             7/2/02  9/1/02   9/1/02    8/1/32    8/1/07     989689    6.125     3888.71   639377.96   MA     02116     640000
CHARLESTOWN        7/2/02  9/1/02   9/1/02    8/1/32    8/1/07     982951    6.125     2169.16    356652.8   MA     02129     357000
LEXINGTON         6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     764465     6.25     2770.72   449143.83   MA     02420     450000
LEXINGTON         7/12/02  9/1/02   9/1/02    8/1/32    8/1/07     299133    6.125     2668.63   438773.12   MA     02421     439200
CAMBRIDGE         6/10/02  8/1/02   9/1/02    7/1/32    7/1/07     996973      6.5     2186.96   345372.72   MA     02138     346000
WELLESLEY         5/31/02  8/1/02   9/1/02    7/1/32    7/1/07     981473    6.125     2946.92   483753.26   MA     02482     485000
BROOKLINE         6/27/02  8/1/02   9/1/02    7/1/32    7/1/07     916597     6.25     2909.27      471601   MA     02445     472500
WELLESLEY          6/3/02  8/1/02   9/1/02    7/1/32    7/1/07     997164     6.25     3263.31    528991.6   MA     02482     530000
IPSWICH           6/18/02  8/1/02   9/1/02    7/1/32    7/1/07     984225    6.375     2383.18   381290.52   MA     01938     382000
MIDDLETON         6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     996920    6.125     2756.73   452815.81   MA     01949     453700
MARBLEHEAD        6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     263365    6.375     2620.25   419219.93   MA     01945     420000
MILLERSVILLE      6/21/02  8/1/02   10/1/02   7/1/32    7/1/07     295232    6.125     2574.45   422874.27   MD     21108     423700
BALDWIN           6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     744254      6.5     2427.14   383303.84   MD     21013     384000
BROOKEVILLE       6/29/02  8/1/02   9/1/02    7/1/32    7/1/07     986720    6.625     2868.09   446127.42   MD     20833     447920
CHASKA             7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     988565    6.125     2521.59   414596.64   MN     55315     415000
LEAWOOD           6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     906755     6.75     2539.27   390823.94   KS     66224     391500
WAXHAW            5/31/02  7/1/02   9/1/02    6/1/32    6/1/07     992715    6.125     2260.31   370909.77   NC     28173     372000
BROOKLYN          6/27/02  8/1/02   9/1/02    7/1/32    7/1/07     993710     6.25     2068.81   335360.72   NY     11217     336000
BROOKLYN           7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     258620     6.25     2302.79   373645.13   NY     11201     374000
NEW YORK          6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     758500    6.125     2381.84   391236.04   NY     10021     392000
NEW YORK          7/10/02  9/1/02   9/1/02    8/1/32    8/1/07     920639    6.375     2082.17   333440.88   NY     10128     333750
ELMA              6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     741575    6.125     3545.41   582362.85   NY     14059     583500
NANTUCKET         5/31/02  8/1/02   9/1/02    7/1/32    7/1/07     986896    6.375     3275.31   524024.92   MA     02554     525000
SOUTH HARPSW      5/21/02  7/1/02   9/1/02    6/1/32    6/1/07     745441     6.25     2632.19   426276.78   ME     04079     427500
SUFFOLK           6/19/02  8/1/02   9/1/02    7/1/32    7/1/07     989791    6.375     2544.65   407122.43   VA     23435     407880
VIRGINIA BEA      6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     983656     6.25     4002.17   648763.28   VA     23455     650000
SIMPSONVILLE      6/11/02  8/1/02   9/1/02    7/1/32    7/1/07     746382    6.125      2339.3   384249.68   KY     40067     385000
UNIVERSITY P      5/31/02  7/1/02   9/1/02    6/1/32    6/1/07     264006    6.125     6076.11   997069.26   TX     75225    1000000
MAGNOLIA          7/15/02  9/1/02   9/1/02    8/1/32    8/1/07     900348     6.25     2173.49   352665.05   TX     77354     353000
CENTREVILLE       6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     973868    6.125     1913.98    314386.1   VA     20120     315000
CHANTILLY          6/6/02  8/1/02   9/1/02    7/1/32    7/1/07     755292    6.375     2204.45   352678.28   VA     20151     353350
HERNDON           6/21/02  8/1/02   9/1/02    7/1/32    7/1/07     273774     6.25     2829.22   458625.75   VA     20171     459500
VIENNA            6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     268344    6.125     2284.01   375167.43   VA     22182     375900
LEESBURG          5/23/02  7/1/02   9/1/02    6/1/32    6/1/07     755146     6.25     2924.66   473635.81   VA     20176     475000
SEATTLE            7/1/02  8/1/02   9/1/02    7/1/32    7/1/07     278962     6.25     2678.37   434172.37   WA     98112     435000
EAST GREENWI      6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     278442     6.25     1997.88   323862.64   RI     02818     324480
NEW CANAAN         7/2/02  8/1/02   9/1/02    7/1/32    7/1/07    9981110     6.25     3078.59   499048.69   CT     06840     500000
GLEN ROCK          7/2/02  9/1/02   9/1/02    8/1/32    8/1/07     277915    6.375     1995.76   319603.71   NJ     07452     319900
CRESSKILL         6/18/02  8/1/02   8/1/02    7/1/32    7/1/07     323669     6.25     2678.37   434172.37   NJ     07626     435000
HILLSDALE         6/28/02  8/1/02   10/1/02   7/1/32    7/1/07     737864    6.125     2114.48   347271.81   NJ     07642     348000
OLD TAPPAN        6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     263945     6.25      2315.1   375284.62   NJ     07675     376000
SUMMIT             7/1/02  9/1/02   11/1/02   8/1/32    8/1/07     824723    6.625      5340.2   833264.17   NJ     07901     834000
OCEAN CITY        6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     759219      6.5     2591.48   409256.71   NJ     08226     410000
OCEAN CITY         7/8/02  9/1/02   9/1/02    8/1/32    8/1/07     263446    6.125     3455.79    568197.2   NJ     08226     568750
BRANCHBURG        7/29/02  9/1/02   9/1/02    8/1/32    8/1/07     293979    6.375     1940.24   310711.95   NJ     08876     311000
LARCHMONT         6/11/02  8/1/02   9/1/02    7/1/32    7/1/07     915489      6.5     3476.38   549002.88   NY     10538     550000
CHEVY CHASE        6/5/02  8/1/02   9/1/02    7/1/32    7/1/07     265178    6.375     5193.72   830953.78   MD     20815     832500
TAKOMA PARK       6/17/02  8/1/02   8/1/02    7/1/32    7/1/07     750542    6.125     2624.88    431158.1   MD     20912     432000
BALTIMORE         6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     745813      6.5     2433.47   384302.01   MD     21228     385000
ROSWELL           6/14/02  8/1/02   9/1/02    7/1/32    7/1/07     764427     6.25     2524.44   409219.93   GA     30075     410000
ATLANTA           6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     747693      6.5     2272.92   358948.06   GA     30305     359600
VERMILION          7/1/02  9/1/02   9/1/02    8/1/32    8/1/07     738014      6.5     6320.69   999095.98   OH     44089    1000000
ANN ARBOR         6/27/02  8/1/02  10/1/02    7/1/32    7/1/07     265320     6.75     2203.61   338992.57   MI     48104     339750
COMMERCE TOW       7/3/02  9/1/02   9/1/02    8/1/32    8/1/07     989799    6.125     2200.09   361736.07   MI     48382     362088
HOFFMAN ESTA      6/27/02  8/1/02   9/1/02    7/1/32    7/1/07     262437    6.125     2065.88   339152.33   IL     60194     340000
CHICAGO           7/25/02  9/1/02   9/1/02    8/1/32    8/1/07     310266     6.25     1939.51   314701.11   IL     60657     315000
DENVER             7/8/02  8/1/02   9/1/02    7/1/32    7/1/07     997944      6.5      2781.1   439202.31   CO     80210     440000
DENVER            6/24/02  8/1/02   9/1/02    7/1/32    7/1/07     762194     6.25     2098.36   339850.03   CO     80220     340800
MESA               6/3/02  8/1/02   8/1/02    7/1/32    7/1/07     963676      6.5      5562.2   878404.63   AZ     85213     880000
MESA              6/28/02  8/1/02   9/1/02    7/1/32    7/1/07     277494    6.125     2711.47   445380.31   AZ     85215     446250
SCOTTSDALE        6/18/02  8/1/02   9/1/02    7/1/32    7/1/07     765336    6.375     2214.74   354340.65   AZ     85259     355000
REDMOND           7/10/02  9/1/02   9/1/02    8/1/32    8/1/07     746173     .125     2749.72   452105.15   WA     98053     452545
WOODINVILLE       6/17/02  8/1/02   9/1/02    7/1/32    7/1/07     287595     6.25     2050.34   332366.43   WA     98072     333000
POINTE CLEA       2/13/02  4/1/02   9/1/02    3/1/32    3/1/07    6313731900  6.375    4515.63      850000   AL     36564     850000
PARADISE VA        3/6/02  4/1/02   8/1/02    3/1/32    3/1/07    6877303682   6.25    5208.33     1000000   AZ     85253    1000000
TUCSON           11/16/01  1/1/02   8/1/02    12/1/31  12/1/06    6289997725  6.375    3470.13      653201   AZ     85716     653201
RICHMOND           7/3/01  8/1/01   8/1/02    7/1/31    7/1/06    6421049153    7.5    2119.06      339050   CA     94806     339050
REDONDO BEA       3/20/01  5/1/01   8/1/02    4/1/31    4/1/06    6972865288  6.875    1876.88      327600   CA     90278     327600
SANTA MONIC       7/25/01  9/1/01   8/1/02    8/1/31    8/1/06    6493617192   7.25    3093.33      512000   CA     90403     512000
MANHATTAN B       3/18/02  5/1/02   9/1/02    4/1/32    4/1/07    6746896361  6.125    4726.46      926000   CA     90266     926000
PACIFIC PAL       7/27/01  9/1/01   8/1/02    8/1/31    8/1/06    6892933695      7    4879.58      836500   CA     90272     836500
LOS ANGELES       7/23/01  9/1/01   8/1/02    8/1/31    8/1/06    6977935995  7.125    4856.88      818000   CA     91356     818000
LOS ANGELES      11/21/01  1/1/02   8/1/02    12/1/31  12/1/06    6880239535  6.125    4083.33   799566.04   CA     90069     800000
MALIBU            11/7/01 12/1/01   8/1/02    11/1/31  11/1/06    6446633452  6.375    5843.75     1100000   CA     90265    1100000
LONG BEACH       11/20/01  1/1/02   8/1/02    12/1/31  12/1/06    6873446600   6.25    1927.08      370000   CA     90803     370000
LOS ANGELES      12/31/01  2/1/02   8/1/02    1/1/32    1/1/07    6362286095  6.375    2111.72    397499.8   CA     90049     397500
LONG BEACH       12/21/01  2/1/02   8/1/02    1/1/32    1/1/07    6944256129   6.25    3906.25      750000   CA     90803     750000
LOS ANGELES        1/9/02  3/1/02   8/1/02    2/1/32    2/1/07    6402080201   6.25    2104.17      404000   CA     90068     404000
SANTA MONIC       1/14/02  3/1/02   8/1/02    2/1/32    2/1/07    6860156998  6.375       2550      480000   CA     90402     480000
LOS ANGELES       1/22/02  3/1/02   8/1/02    2/1/32    2/1/07    6180956010    6.5     4062.5   749998.97   CA     91604     750000
LOS ANGELES        2/6/02  3/1/02   8/1/02    2/1/32    2/1/07    6264502367    6.5    2942.33   541658.94   CA     90049     543200
LOS ANGELES       2/28/02  4/1/02   8/1/02    3/1/32    3/1/07    6502082677   6.25    5208.33     1000000   CA     90049    1000000
LOS ANGELES        2/5/02  3/1/02   8/1/02    2/1/32    2/1/07    6263427657  6.125    2307.08      452000   CA     90068     452000
BEVERLY HIL       2/26/02  4/1/02   9/1/02    3/1/32    3/1/07    6212569419  6.625    5520.83     1000000   CA     90210    1000000
LA PLAYA DE       2/12/02  4/1/02   8/1/02    3/1/32    3/1/07    6188422577  6.375       3825   712935.92   CA     90293     720000
GLENDORA          3/12/02  5/1/02   8/1/02    4/1/32    4/1/07    6989262735  6.375    1646.88      310000   CA     91741     310000
CARMEL            1/30/02  3/1/02   8/1/02    2/1/32    2/1/07    6618301292   6.25    3020.83      580000   CA     93921     580000
SAN CLEMENT       8/30/01 10/1/01   8/1/02    9/1/31    9/1/06    6620493129  6.625    2549.45   461788.01   CA     92673     461788
NEWPORT BEA      10/23/01 12/1/01   8/1/02   11/1/31   11/1/06    6750930791   6.25     7812.5     1500000   CA     92625    1500000
NEWPORT COA      12/26/01  2/1/02   8/1/02    1/1/32    1/1/07    6742640979   6.25    2005.21      385000   CA     92657     385000
SAN CLEMENT       1/25/02  3/1/02   8/1/02    2/1/32    2/1/07    6117966710    6.5    2435.33   449032.28   CA     92672     449600
SAN CLEMENT       1/28/02  3/1/02   8/1/02    2/1/32    2/1/07    6961064901  6.625    2070.31      375000   CA     92672     375000
IRVINE            3/12/02  5/1/02   8/1/02    4/1/32    4/1/07    6044297247  6.125    1674.17      328000   CA     92620     328000
TAHOE CITY        2/21/01  4/1/01   8/1/02    3/1/31    3/1/06    6441191738   7.25    3383.33      560000   CA     96145     560000
PALM DESERT       1/16/02  3/1/02   9/1/02    2/1/32    2/1/07    6368831670   6.75     2812.5      500000   CA     92260     500000
PALM SPRING       5/17/02  7/1/02   8/1/02    6/1/32    6/1/07    6247986372  6.375    6507.81     1225000   CA     92262    1225000
SAN DIEGO          3/4/02  4/1/02   8/1/02    3/1/32    3/1/07    6441129878  6.375    2054.61   385330.75   CA     92130     386750
RANCHO SANT       7/30/01  9/1/01   8/1/02    8/1/31    8/1/06    6310666729  7.125    4215.63      710000   CA     92067     710000
RANCHO SANT       7/18/01  9/1/01   8/1/02    8/1/31    8/1/06    6460358432  7.125    4393.75   739974.48   CA     92067     740000
REDWOOD CIT       8/17/01 10/1/01   8/1/02    9/1/31    9/1/06      67118768      7    2272.67      389600   CA     94061     389600
LOS ALTOS         9/25/01 11/1/01   8/1/02   10/1/31   10/1/06    6737505344  6.875    4044.79      706000   CA     94024     706000
MOUNTAIN VI        1/3/02  2/1/02   8/1/02    1/1/32    1/1/07    6677743988   6.25    3411.46   650775.15   CA     94040     655000
THOUSAND OA       1/16/02  3/1/02   8/1/02    2/1/32    2/1/07    6279296039  6.875    2928.75   511199.99   CA     91361     511200
SAUSALITO          8/3/01  9/1/01   8/1/02    8/1/31    8/1/06    6083664901      7       4200   715600.63   CA     94965     720000
SAN FRANCIS        1/3/02  3/1/02   8/1/02    2/1/32    2/1/07    6401415713  6.375    1662.81      313000   CA     94107     313000
MENLO PARK        2/22/02  4/1/02   8/1/02    3/1/32    3/1/07    6803312765  6.125    3086.49      604700   CA     94025     604700
MENLO PARK        3/27/02  5/1/02   8/1/02    4/1/32    4/1/07    6111421621  6.125    1833.42   359014.43   CA     94025     359200
SAN FRANCIS        3/5/02  4/1/02   9/1/02    3/1/32    3/1/07    6302307944  6.375    2288.63      430800   CA     94131     430800
SAN FRANCIS       8/29/01 10/1/01   8/1/02    9/1/31    9/1/06    6863937154  6.875    5339.58   931447.44   CA     94114     932000
SAN FRANCIS      10/11/01 12/1/01   9/1/02   11/1/31   11/1/06    6526095481  6.625    2208.33      400000   CA     94112     400000
SAN FRANCIS      10/23/01 12/1/01   8/1/02   11/1/31   11/1/06    6073528884   6.25    3541.67      680000   CA     94127     680000
TIBURON           11/7/01 12/1/01   8/1/02   11/1/31   11/1/06    6772211956  6.375     5312.5     1000000   CA     94120    1000000
SAN FRANCIS       2/26/02  4/1/02   8/1/02    3/1/32    3/1/07    6167554143  6.375       2125      400000   CA     94114     400000
SAN FRANCIS       2/20/02  4/1/02   8/1/02    3/1/32    3/1/07    6748541791  6.125    1812.49      355100   CA     94114     355100
SAN FRANCIS        3/7/02  4/1/02   8/1/02    3/1/32    3/1/07    6075072287  6.375     5312.5     1000000   CA     94123    1000000
SAN FRANCIS        5/7/02  6/1/02   9/1/02    5/1/32    5/1/07    6752975117   6.75    7678.13     1365000   CA     94118    1365000
SAN DIEGO         4/30/01  6/1/01   8/1/02    5/1/31    5/1/06    6451954876      7    2706.67      464000   CA     92101     464000
SAN DIEGO (      12/10/01  2/1/02   8/1/02    1/1/32    1/1/07    6789340830   6.25    2908.33      558400   CA     92037     558400
SOLANA BEAC      12/17/01  2/1/02   9/1/02    1/1/32    1/1/07    6144862247  6.375       2091      393600   CA     92075     393600
HAYWARD           5/16/01  7/1/01   8/1/02    6/1/31    6/1/06    6386724626      7    2216.67      380000   CA     94544     380000
LIVERMORE         5/30/01  7/1/01   8/1/02    6/1/31    6/1/06    6062246365  7.125     4987.5      840000   CA     94550     840000
LIVERMORE         8/30/01 10/1/01   8/1/02    9/1/31    9/1/06    6036813654   6.75     1741.5      309600   CA     94550     309600
LIVERMORE         2/28/02  4/1/02   8/1/02    3/1/32    3/1/07    6825845495  6.375    2916.56   548339.44   CA     94550     549000
LIVERMORE         3/21/02  5/1/02   8/1/02    4/1/32    4/1/07    6141227584  6.125    2582.71   505798.98   CA     94550     506000
LIVERMORE          3/8/02  5/1/02   8/1/02    4/1/32    4/1/07    6488843597  6.375     2337.5      440000   CA     94550     440000
NEWARK            4/20/01  6/1/01   8/1/02    5/1/31    5/1/06    6130171363    7.5    2339.38   374033.17   CA     94560     374300
DUBLIN            3/15/02  5/1/02   8/1/02    4/1/32    4/1/07    6021610214   6.25       2150      412800   CA     94568     412800
CASTRO VALL        5/1/01  6/1/01   8/1/02    5/1/31    5/1/06    6501001132    7.5       2375      380000   CA     94552     380000
PLEASANTON        9/18/01 11/1/01   8/1/02   10/1/31   10/1/06    6981892711  6.875    2732.81      477000   CA     94566     477000
CASTRO VALL       10/2/01 11/1/01   8/1/02   10/1/31   10/1/06    6233038345   6.25     2584.9      496300   CA     94552     496300
PLEASANTON        2/28/01  2/1/02   8/1/02    1/1/32    1/1/07    6668740670   6.25    3098.96   594597.92   CA     94566     595000
BERKELEY           7/3/01  8/1/01   8/1/02    7/1/31    7/1/06    6214676139  7.375    2452.19      399000   CA     94705     399000
PIEDMONT          9/19/01 11/1/01   8/1/02   10/1/31   10/1/06    6654211256   6.75       5625     1000000   CA     94611    1000000
BERKELEY           3/1/02  4/1/02   8/1/02    3/1/32    3/1/07    6820936166   6.25       3875      744000   CA     94708     744000
HERCULES           8/3/01  9/1/01   8/1/02    8/1/31    8/1/06    6562563376  7.125     1947.5      328000   CA     94547     328000
WALNUT CREE        6/5/01  7/1/01   8/1/02    6/1/31    6/1/06    6824296542  7.125    2462.28   414632.04   CA     94596     414700
WALNUT CREE        8/7/01  9/1/01   8/1/02    8/1/31    8/1/06    6063057225   7.25    2042.08      338000   CA     94596     338000
SAN RAMON         6/12/01  8/1/01   8/1/02    7/1/31    7/1/06    6880370694  6.875    2348.96      410000   CA     94583     410000
SAN RAMON         1/23/02  3/1/02   8/1/02    2/1/32    2/1/07    6813158059  6.625    2070.31   374990.74   CA     94583     375000
DANVILLE          5/17/01  7/1/01   8/1/02    6/1/31    6/1/06    6467662372   7.25    2054.17      340000   CA     94526     340000
DANVILLE          5/15/01  7/1/01   8/1/02    6/1/31    6/1/06    6614274683  6.625    2097.92      380000   CA     94526     380000
DANVILLE          2/23/01  4/1/01   8/1/02    3/1/31    3/1/06    6908401158   7.25    2854.08      472400   CA     94506     472400
ORINDA            6/18/01  8/1/01   8/1/02    7/1/31    7/1/06    6439061190   7.25    8307.29     1375000   CA     94563    1375000
ALAMO             8/21/01 10/1/01   8/1/02    9/1/31    9/1/06    6587429512      7       4375      750000   CA     94507     750000
ALAMO             3/20/02  5/1/02   8/1/02    4/1/32    4/1/07    6340885372   6.25    2604.17      500000   CA     94507     500000
ALAMO             3/28/02  5/1/02   8/1/02    4/1/32    4/1/07    6560613488  6.125    1914.06    374912.3   CA     94507     375000
LOS ANGELES        8/6/01  9/1/01   8/1/02    8/1/31    8/1/06    6213638254      7    2581.25      442500   CA     91042     442500
ROWLAND HEI       12/5/01  2/1/02   8/1/02    1/1/32    1/1/07    6538831691   6.25    1916.67      368000   CA     91748     368000
LA CRESCENT        5/7/01  6/1/01   8/1/02    5/1/31    5/1/06    6135025531  7.125    4551.09      766500   CA     91214     766500
LOS ANGELES       1/17/02  3/1/02   8/1/02    2/1/32    2/1/07    6201865729  6.125    2980.83      584000   CA     91364     584000
LOS ANGELES       1/29/02  3/1/02   8/1/02    2/1/32    2/1/07    6952019450  6.125    1919.17      376000   CA     91364     376000
MANHATTAN B        6/6/01  7/1/01   8/1/02    6/1/31    6/1/06    6148538595  7.375    4916.67      800000   CA     90266     800000
TOLUCA LAKE       7/30/01  9/1/01   8/1/02    8/1/31    8/1/06    6655557806      7    9945.83     1705000   CA     91602    1705000
MANHATTAN B      11/30/01  1/1/02   8/1/02   12/1/31   12/1/06    6978180039  6.125    3241.15      635000   CA     90266     635000
MANHATTAN B      12/19/01  2/1/02   8/1/02    1/1/32    1/1/07    6796339213   6.25    6286.46     1207000   CA     90266    1207000
MANHATTAN B       3/14/02  5/1/02   9/1/02    4/1/32    4/1/07    6607463707  6.375       2006      377600   CA     90266     377600
MANHATTAN B       3/12/02  5/1/02   8/1/02    4/1/32    4/1/07    6721451976  6.875    4841.15      845000   CA     90266     845000
LOS ANGELES       1/25/02  3/1/02   9/1/02    2/1/32    2/1/07    6590524333    6.5       2769      511200   CA     91403     511200
ROLLING HIL       2/25/02  4/1/02   8/1/02    3/1/32    3/1/07    6421618007   6.25    5208.33     1000000   CA     90274    1000000
MONTEREY          6/21/01  8/1/01   8/1/02    7/1/31    7/1/06    6258961173      7    3645.83      625000   CA     93940     625000
CARMEL VALL       2/27/02  4/1/02   8/1/02    3/1/32    3/1/07    6437798769  6.625    4085.42      740000   CA     93924     740000
MUIR BEACH         5/1/01  6/1/01   8/1/02    5/1/31    5/1/06    6629153054  7.375    3748.96   603581.73   CA     94965     610000
KENTFIELD        12/17/01  2/1/02   8/1/02    1/1/32    1/1/07    6198602085  6.375    2496.88      470000   CA     94904     470000
TIBURON          12/20/01  2/1/02   8/1/02    1/1/32    1/1/07    6980349424   6.25    2343.75      450000   CA     94920     450000
SAN RAFAEL        2/20/02  4/1/02   8/1/02    3/1/32    3/1/07    6387135574   6.25    2213.54      425000   CA     94903     425000
SAN RAFAEL        2/26/02  4/1/02   8/1/02    3/1/32    3/1/07    6689826748    6.5    2303.38      425240   CA     94903     425240
BELVEDERE          2/6/02  3/1/02   9/1/02    2/1/32    2/1/07    6781418634  6.625    8126.96     1472054   CA     94920    1472054
MILL VALLEY        2/5/02  3/1/02   8/1/02    2/1/32    2/1/07    6841876995   6.25    3645.83      700000   CA     94941     700000
SAN RAFAEL        3/28/02  5/1/02   9/1/02    4/1/32    4/1/07    6097801028    6.5    2708.33      500000   CA     94903     500000
MILL VALLEY       3/19/02  5/1/02   8/1/02    4/1/32    4/1/07    6866645085   6.25    2604.17      500000   CA     94941     500000
NAPA              2/12/02  4/1/02   8/1/02    3/1/32    3/1/07    6306027282  6.375    2061.25      388000   CA     94558     388000
NAPA               2/5/02  3/1/02   8/1/02    2/1/32    2/1/07    6428584491    6.5    5416.67     1000000   CA     94558    1000000
ALISO VIEJO      11/16/01  1/1/02   8/1/02   12/1/31   12/1/06    6808166513   6.25    2786.46      535000   CA     92656     535000
ALISO VIEJO      12/13/01  2/1/02   8/1/02    1/1/32    1/1/07    6533340599    6.5       1677      309600   CA     92656     309600
ALISO VIEJO       1/15/02  3/1/02   8/1/02    2/1/32    2/1/07    6643997924    6.5    2686.23   495126.56   CA     92656     495920
DANA POINT        8/27/01 10/1/01   8/1/02    9/1/31    9/1/06    6036428339      7       8750     1500000   CA     92629    1500000
LAGUNA NIGU       3/22/01  5/1/01   8/1/02    4/1/31    4/1/06    6818381219   7.25    2501.25      414000   CA     92677     414000
LAGUNA NIGU      12/27/01  2/1/02   8/1/02    1/1/32    1/1/07    6790900127  6.375    2175.47      409500   CA     92677     409500
SEAL BEACH        2/14/02  4/1/02  10/1/02    3/1/32    3/1/07    6834843598   6.75       2250   336736.32   CA     90740     400000
LAGUNA NIGU       3/28/02  5/1/02   8/1/02    4/1/32    4/1/07    6036747084    6.5       2275   417154.66   CA     92677     420000
HUNTINGTON        3/15/01  5/1/01   8/1/02    4/1/31    4/1/06    6528367862   7.25    3103.91      513750   CA     92648     513750
HUNTINGTON         4/6/01  5/1/01   8/1/02    4/1/31    4/1/06    6690032005  7.375    3048.33      496000   CA     92648     496000
NEWPORT BEA       3/28/01  5/1/01   8/1/02    4/1/31    4/1/06    6914181620  7.125    3710.94      625000   CA     92660     625000
NEWPORT BEA        6/1/01  7/1/01   8/1/02    6/1/31    6/1/06    6237394926  7.125       3610   606748.91   CA     92660     608000
LAGUNA BEAC       11/5/01 12/1/01   8/1/02   11/1/31   11/1/06    6726476838  6.375    3848.91      724500   CA     92651     724500
HUNTINGTON       12/26/01  2/1/02   8/1/02    1/1/32    1/1/07    6883071919   6.25    2950.52      566500   CA     92649     566500
NEWPORT BEA      12/28/01  2/1/02   8/1/02    1/1/32    1/1/07    6387866020  6.125    2039.11   399500.01   CA     92660     399500
GRANITE BAY       10/5/01 12/1/01   8/1/02   11/1/31   11/1/06    6367840094   6.25    3385.42      650000   CA     95746     650000
GRANITE BAY       2/25/02  4/1/02   8/1/02    3/1/32    3/1/07    6557009849  6.125    3139.06      615000   CA     95746     615000
SANTA CRUZ        2/22/01  4/1/01   8/1/02    3/1/31    3/1/06    6773795536    7.5       2230   355885.21   CA     95060     356800
SCOTTS VALL       1/17/02  3/1/02   8/1/02    2/1/32    2/1/07    6679054681  6.375    3097.19      583000   CA     95065     583000
SAN JOSE          8/15/01 10/1/01   8/1/02    9/1/31    9/1/06    6429387464  6.875    3351.56      585000   CA     95138     585000
SAN JOSE          3/14/01  5/1/01   8/1/02    4/1/31    4/1/06    6904610604   7.25     2102.2      347950   CA     95126     347950
MORGAN HILL       1/14/02  3/1/02   8/1/02    2/1/32    2/1/07    6723418775  6.375    4356.25      820000   CA     95037     820000
SUNNYVALE        10/17/01 12/1/01   8/1/02   11/1/31   11/1/06    6139801929   6.25    2083.33      400000   CA     94087     400000
CUPERTINO          5/3/02  6/1/02   9/1/02    5/1/32    5/1/07    6630143334  6.375    4032.19      759000   CA     95014     759000
LOS GATOS          6/8/01  8/1/01   8/1/02    7/1/31    7/1/06    6597965547  7.375    6145.83     1000000   CA     95032    1000000
LOS GATOS          1/8/02  3/1/02   8/1/02    2/1/32    2/1/07    6401187148   6.75    5273.44      937500   CA     95032     937500
LOS GATOS         2/20/02  4/1/02   8/1/02    3/1/32    3/1/07    6559106619  6.625    2751.69      498420   CA     95032     498420
SAN JOSE           3/1/02  4/1/02   9/1/02    3/1/32    3/1/07    6632968399  6.375    2789.06      525000   CA     95120     525000
SAN MARCOS        1/18/02  3/1/02   8/1/02    2/1/32    2/1/07    6786560646   6.75    1743.75   309375.46   CA     92078     310000
SAN DIEGO         7/25/01  9/1/01   8/1/02    8/1/31    8/1/06    6186825490  7.125    2262.19      381000   CA     92116     381000
SAN DIEGO         8/17/01 10/1/01   8/1/02    9/1/31    9/1/06    6502243410      7    2566.67      440000   CA     92109     440000
SAN DIEGO        12/20/01  2/1/02   8/1/02    1/1/32    1/1/07    6550497694   6.25    3645.83   694996.87   CA     92103     700000
SAN DIEGO         1/15/02  3/1/02   8/1/02    2/1/32    2/1/07    6107403120  6.625    2898.44      525000   CA     92109     525000
LA JOLLA          4/27/01  6/1/01   8/1/02    5/1/31    5/1/06    6983453561  7.375    4600.16      748500   CA     92037     748500
SAN DIEGO         8/16/01 10/1/01   8/1/02    9/1/31    9/1/06    6918705879      7    3109.17   532491.29   CA     92130     533000
SAN DIEGO        10/30/01 12/1/01   8/1/02   11/1/31   11/1/06    6441890610  6.125    3593.33   703986.69   CA     92037     704000
SAN DIEGO          3/8/02  5/1/02   8/1/02    4/1/32    4/1/07    6553158707  6.625       3710      672000   CA     92130     672000
ATASCADERO       12/11/01  2/1/02   8/1/02    1/1/32    1/1/07    6383432157  6.125    2501.04      490000   CA     93422     490000
DALY CITY          1/7/02  3/1/02   8/1/02    2/1/32    2/1/07    6096067779  6.375       2040   383939.04   CA     94015     384000
DALY CITY         2/28/02  4/1/02   8/1/02    3/1/32    3/1/07    6216272135  6.125    1857.92      364000   CA     94015     364000
SAN BRUNO         3/29/01  5/1/01   8/1/02    4/1/31    4/1/06    6374285119  7.375    2954.92      480800   CA     94066     480800
HALF MOON B       2/26/02  4/1/02   9/1/02    3/1/32    3/1/07    6276966550  6.125       2450      480000   CA     94019     480000
BELMONT           2/28/02  4/1/02   8/1/02    3/1/32    3/1/07    6019066890  6.625    1932.29   349992.92   CA     94002     350000
SAN CARLOS        3/15/01  5/1/01   8/1/02    4/1/31    4/1/06    6168786215    7.5     1887.5   301800.09   CA     94070     302000
MENLO PARK        11/6/01 12/1/01   10/1/02   11/1/31  11/1/06    6159778791  6.375     3187.5      600000   CA     94025     600000
SAN CARLOS        2/11/02  4/1/02   8/1/02    3/1/32    3/1/07    6097483173   6.25       2375      456000   CA     94070     456000
ATHERTON          3/27/01  5/1/01   8/1/02    4/1/31    4/1/06    6675313305  7.125    3146.88      530000   CA     94027     530000
REDWOOD CIT       5/24/01  7/1/01   9/1/02    6/1/31    6/1/06    6744890374   7.25    3499.33      579200   CA     94062     579200
HILLSBOROUG       8/31/01 10/1/01   8/1/02    9/1/31    9/1/06    6585246132      7    5716.67      980000   CA     94010     980000
SAN MATEO         8/16/01 10/1/01   8/1/02    9/1/31    9/1/06    6120873630  6.875    4342.71      758000   CA     94402     758000
HILLSBOROUG       2/20/02  4/1/02   9/1/02    3/1/32    3/1/07    6790674417  6.125    5104.17   999739.52   CA     94010    1000000
WOODSIDE          2/27/02  4/1/02   9/1/02    3/1/32    3/1/07    6909106244  6.625    3726.56   673100.52   CA     94062     675000
REDWOOD CIT       3/28/02  5/1/02   8/1/02    4/1/32    4/1/07    6234562434  6.375    2969.69      559000   CA     94062     559000
WOODSIDE          3/20/02  5/1/02   8/1/02    4/1/32    4/1/07    6330091130   6.25    5208.33     1000000   CA     94062    1000000
ATHERTON          5/16/02  6/1/02   8/1/02    5/1/32    5/1/07    6205744573    6.5    9966.67     1840000   CA     94027    1840000
VALLEJO            3/7/02  5/1/02   8/1/02    4/1/32    4/1/07    6142078556  6.125    2538.05      497250   CA     94591     497250
BENECIA           8/23/01 10/1/01   9/1/02    9/1/31    9/1/06    6944925517      7    2123.33   361839.14   CA     94510     364000
MOORPARK           3/8/02  5/1/02   8/1/02    4/1/32    4/1/07    6277258536    6.5     1657.5      306000   CA     93021     306000
SIMI VALLEY       1/31/02  3/1/02   8/1/02    2/1/32    2/1/07    6117544210  6.375     1946.5    65260.67   CA     93065     366400
WESTLAKE VI        3/4/02  4/1/02   8/1/02    3/1/32    3/1/07    6079918931  6.125    2128.44      417000   CA     91361     417000
GOLDEN            12/4/01  2/1/02   8/1/02    1/1/32    1/1/07    6867798891    6.5    2079.78      383960   CO     80403     383960
WASHINGTON       11/27/01  1/1/02   9/1/02    12/1/31  12/1/06    6537068378  6.125    4848.96    941020.4   DC     20008     950000
WASHINGTON        3/15/01  5/1/01   8/1/02    4/1/31    4/1/06    6156056159  7.625     3812.5      600000   DC     20008     600000
MIDDLETOWN         2/1/02  3/1/02   8/1/02    2/1/32    2/1/07    6746757944   6.25    1955.44      375444   MD     21769     375444
MT AIRY           3/22/02  5/1/02   8/1/02    4/1/32    4/1/07    6445383737  6.125    1745.63      342000   MD     21771     342000
PORT CHARLO       1/30/98  5/1/01   8/1/02    4/1/31    4/1/06     71295133    7.25    2013.03   333123.12   FL     33953     333191
NAPLES            3/25/02  5/1/02   9/1/02    4/1/32    4/1/07    6220653791  6.125    1534.83      300701   FL     34102     300701
NAPLES            3/12/02  5/1/02   8/1/02    4/1/32    4/1/07    6640521016   6.25    2083.33   397660.23   FL     34109     440000
ATLANTIC BE       3/29/01  5/1/01   8/1/02    4/1/31    4/1/06    6433087951  7.375    3679.95   598770.83   FL     32233    1000000
TAMPA             1/31/02  3/1/02   9/1/02    2/1/32    2/1/07    6976006152   6.25    2320.31      445500   FL     33629     445500
FORT MYERS        2/11/02  4/1/02   8/1/02    3/1/32    3/1/07    6252277402    6.5     4062.5      750000   FL     33905     750000
BOCA RATON        12/5/01  1/1/02   8/1/02    12/1/31  12/1/06    6305468123   6.25    6205.21     1191400   FL     33432    1191400
LAKELAND          3/26/02  5/1/02   8/1/02    4/1/32    4/1/07    6358118955    6.5    6770.83     1250000   FL     33803    1250000
ORMOND BEAC       3/13/01  5/1/01   8/1/02    4/1/31    4/1/06    6478924985   7.25       3799      628800   FL     32174     628800
PONTE VEDRA       3/26/01  5/1/01   8/1/02    4/1/31    4/1/06    6523949995      7    2916.67      500000   FL     32082     500000
PONTE VEDRA       8/17/01 10/1/01   8/1/02    9/1/31    9/1/06    6252576258      7    2321.67      398000   FL     32082     398000
PONTE VEDRA       8/22/01 10/1/01   8/1/02    9/1/31    9/1/06    6299938818      7     3342.5      573000   FL     32082     573000
PONTE VEDRA       11/2/01 12/1/01   8/1/02   11/1/31   11/1/06    6715743602   6.25    3697.92      710000   FL     32082     710000
ALPHARETTA        6/15/01  8/1/01   8/1/02    7/1/31    7/1/06    6915197609   7.25    3096.51   512012.54   GA     30004     512525
ATLANTA          12/17/01  2/1/02   8/1/02    1/1/32    1/1/07    6002922778   6.25    1867.19      358500   GA     30308     358500
DULUTH            1/28/02  3/1/02   8/1/02    2/1/32    2/1/07    6713123237  6.125     2523.5      494400   GA     30097     494400
WEST HARWIC       3/28/01  5/1/01   9/1/02    4/1/31    4/1/06    6513860855    7.5     4062.5      650000   MA     02671     650000
CHARLESTOWN       6/14/01  8/1/01   8/1/02    7/1/31    7/1/06    6854276836  7.125       2470      416000   MA     02129     416000
NEEDHAM            3/2/01  4/1/01   8/1/02    3/1/31    3/1/06    6044346994    7.5       1900      304000   MA     02492     304000
EDINA            12/24/01  2/1/02   8/1/02    1/1/32    1/1/07    6576021577   6.25    5208.33      999999   MN     55439     999999
MINNETONKA         2/4/02  3/1/02   8/1/02    2/1/32    2/1/07    6210411259  6.375       5100      960000   MN     55305     960000
BONNER SPRI       11/9/01  1/1/02   8/1/02   12/1/31   12/1/06    6531523709  6.625    1932.29   347419.83   KS     66012     350000
LEAWOOD           12/7/01  1/1/02   9/1/02   12/1/31   12/1/06    6157666030  6.125    4874.48      955000   KS     66211     955000
RENO              12/4/01  2/1/02  10/1/02    1/1/32    1/1/07    6010984612  6.125    2296.88   450000.01   NV     89511     450000
WAINSCOTT         5/24/01  7/1/01   9/1/02    6/1/31    6/1/06    6354849959    7.5       2875   459169.72   NY     11975     460000
MUNSTER            3/7/01  5/1/01   8/1/02    4/1/31    4/1/06    6675603465    7.5       2325   371258.45   IN     46321     372000
JACKSON UNI       6/12/01  8/1/01   8/1/02    7/1/31    7/1/06    6329836883      7    3791.67      650000   WY     83001     650000
SANTA FE          6/21/01  8/1/01   8/1/02    7/1/31    7/1/06    6572374921      7    2403.33    411999.9   NM     87505     412000
INDIAN HARB        7/6/01  9/1/01   8/1/02    8/1/31    8/1/06    6226042981  7.375    6145.83     1000000   FL     32937    1000000
ASPEN             7/10/01  9/1/01   9/1/02    8/1/31    8/1/06    6247212753  7.375    4855.21      790000   CO     81611     790000
KETCHUM           7/11/01  9/1/01   8/1/02    8/1/31    8/1/06    6756736507  7.375    3503.12   570000.01   ID     83340     570000
JACKSON           8/14/01 10/1/01  10/1/02    9/1/31    9/1/06    6567597502      7    2916.67      500000   WY     83001     500000
CHESTERFIEL      10/19/01 12/1/01   8/1/02    11/1/31  11/1/06    6825438325   6.25    1835.94      352500   MO     63017     352500
SOUTHLAKE        10/12/01 12/1/01   9/1/02    11/1/31  11/1/06    6461615335    6.5    5394.46      995900   TX     76092     995900
FT COLLINS       10/17/01 12/1/01   8/1/02    11/1/31  11/1/06    6461503408  6.375    1992.19      375000   CO     80525     375000
RENSSELAER       12/21/01  2/1/02   8/1/02    1/1/32    1/1/07    6793843571    6.5    2182.92      403000   NY     12144     403000
NEW BUFFALO      12/19/01  2/1/02   8/1/02    1/1/32    1/1/07    6136226138   6.25    5208.33     1000000   MI     49117    1000000
STEAMBOAT S      12/17/01  2/1/02   9/1/02    1/1/32    1/1/07    6026648730  6.375    3700.16      696500   CO     80487     696500
LONGBOAT KE        1/9/02  3/1/02   8/1/02    2/1/32    2/1/07    6626659582  6.125    1663.96      326000   FL     34228     326000
VERO BEACH        2/11/02  4/1/02   8/1/02    3/1/32    3/1/07    6305749316  6.375    2969.69      559000   FL     32963     559000
VERO BEACH        2/14/02  4/1/02   9/1/02    3/1/32    3/1/07    6860115895  6.125    5104.17   999999.98   FL     32963    1000000
SOUTHLAKE         3/25/02  5/1/02   8/1/02    4/1/32    4/1/07    6166021318    6.5    2074.04      382900   TX     76092     382900
SALEM              3/1/02  4/1/02   8/1/02    3/1/32    3/1/07    6870364293  6.125    5104.17     1000000   OR     97304    1000000
SNOWMASS VI        4/3/02  5/1/02   8/1/02    4/1/32    4/1/07    6585398172  7.375    10586.2     1722500   CO     81615    1722500
TROPHY CLUB       2/28/01  4/1/01   8/1/02    3/1/31    3/1/06    6334915219  7.375    2222.33   361599.96   TX     76262     361600
DALLAS            4/26/01  6/1/01   8/1/02    5/1/31    5/1/06    6802126851  7.125    3244.25      546400   TX     75225     546400
FLOWER MOUN      12/26/01  2/1/02   9/1/02    1/1/32    1/1/07    6420341916   6.25    2604.17      500000   TX     75028     500000
DALLAS            2/27/02  4/1/02   8/1/02    3/1/32    3/1/07    6576954967  6.625    2343.59      424500   TX     75205     424500
DALLAS            2/15/02  4/1/02   8/1/02    3/1/32    3/1/07    6002863345    6.5    1733.33   319910.97   TX     75220     320000
DALLAS            2/27/02  4/1/02   8/1/02    3/1/32    3/1/07    6882858308   6.25    3906.25      750000   TX     75240     750000
HOUSTON           8/10/01 10/1/01   8/1/02    9/1/31    9/1/06    6165093581      7     2669.6   457646.16   TX     77024     560000
HOUSTON           10/1/01 11/1/01   8/1/02    10/1/31  10/1/06    6237508616  6.875    1947.92      340000   TX     77024     340000
HOUSTON           4/19/02  6/1/02   8/1/02    5/1/32    5/1/07    6428415258  6.125    2037.58      399200   TX     77027     399200
MC LEAN           8/24/01 10/1/01   8/1/02    9/1/31    9/1/06    6941714971   6.75       2250      400000   VA     22102     500000
FAIRFAX            3/4/02  5/1/02   8/1/02    4/1/32    4/1/07    6571934527    6.5       2600      480000   VA     22033     480000
LEESBURG          3/29/01  5/1/01   8/1/02    4/1/31    4/1/06    6649498265   7.25    3020.83      500000   VA     20176     500000
VASHON ISLA       7/23/01  9/1/01   8/1/02    8/1/31    8/1/06    6359525299   7.25    2779.17      460000   WA     98070     460000
HARRINGTON        4/27/01  6/1/01   8/1/02    5/1/31    5/1/06    6162190711   7.25    3004.22      497250   NJ     07640     497250
RYE               9/27/01 11/1/01   8/1/02    10/1/31  10/1/06    6785977643   6.75       2250   399915.82   NY     10580     400000
ROCKVILLE        10/25/01 12/1/01   8/1/02    11/1/31  11/1/06    6925136886    6.5    2621.67   483726.98   MD     20850     484000
POTOMAC           3/15/01  5/1/01   8/1/02    4/1/31    4/1/06    6733354101  7.625   12708.33     2000000   MD     20854    2000000
POTOMAC          12/27/01  2/1/02   8/1/02    1/1/32    1/1/07    6045164628  6.375    6886.59     1296300   MD     20854    1296300
HUNT VALLEY       1/18/02  3/1/02   9/1/02    2/1/32    2/1/07    6498561163   6.25    8114.58     1558000   MD     21030    1558000
ANNAPOLIS         11/2/01  1/1/02   8/1/02    12/1/31  12/1/06    6090168383  6.375    3081.25      580000   MD     21401     580000
ATLANTA           3/18/02  5/1/02   8/1/02    4/1/32    4/1/07    6301795438    6.5       4875      900000   GA     30305     900000
ATLANTA           2/19/01  2/1/02   8/1/02    1/1/32    1/1/07    6920729883  6.125    2235.63      438000   GA     30319     438000
MIAMI             7/17/01  9/1/01   8/1/02    8/1/31    8/1/06    6200114103  7.125    2968.75      500000   FL     33143     500000
MIAMI             0/24/01 12/1/01   8/1/02    11/1/31  11/1/06    6741895244    6.5    2708.33      500000   FL     33143     500000
PALM BEACH         6/4/01  7/1/01   8/1/02    6/1/31    6/1/06    6066239838   7.25    2839.58      470000   FL     33418     470000
DELRAY BEAC       6/29/01  8/1/01   8/1/02    7/1/31    7/1/06    6854246383   .375    4609.37   750000.01   FL     33444     750000
JUPITER            3/5/02  5/1/02   8/1/02    4/1/32    4/1/07    6993833778    6.5    3520.83      650000   FL     33458     650000
DELAWARE           4/9/01  5/1/01   8/1/02    4/1/31    4/1/06    6871413511  7.375    2765.62   450000.01   OH     43015     450000
HINSDALE          4/27/01  6/1/01   8/1/02    5/1/31    5/1/06    6980301755    7.5       2000      320000   IL     60521     320000
SCOTTSDALE        2/24/01  2/1/02   8/1/02    1/1/32    1/1/07    6351859928    6.5    2545.83      470000   AZ     85259     470000
CAVECREEK         7/12/01  9/1/01   8/1/02    8/1/31    8/1/06    6260421067  7.125    2101.88      354000   AZ     85331     354000
ALBUQUERQUE       11/7/01  1/1/02   8/1/02   12/1/31   12/1/06    6124941250  6.125    1786.46   348778.37   NM     87122     350000
BELLEVUE          3/29/01  5/1/01   8/1/02    4/1/31    4/1/06    6391573430   7.75    2119.79      328225   WA     98005     328225


city                   appr    rterm   oltv   margin  lcap   maxrate    acap  fico  facap  radjper  aterm  age  cltv   mtr   frcdt
NOVATO                825000    358   57.01     2.25   5      11.375      2  711    5      12        358    2    56.9  58     7/1/07
ACTON                 545000    358   64.22     2.25   5      11.125      2  775    5      12        358    2   64.09  58     7/1/07
ALAMEDA               510000    357   72.55     2.25   5        11.5      2  689    5      12        357    3   72.35  57     6/1/07
ALAMEDA               635000    358   74.17     2.25   5      11.375      2  780    5      12        358    2   74.03  58     7/1/07
LOS ANGELES           845000    357   42.35     2.25   5      11.375      2  731    5      12        355    3   42.14  57     6/1/07
LOS ANGELES           725000    357   42.07     2.25   5      11.625      2  751    5      12        357    3   41.96  57     6/1/07
LOS ANGELES           860000    357    69.3     2.25   5      11.125      2  761    5      12        357    3    69.1  57     6/1/07
LOS ANGELES          1193000    358   54.48     2.25   5        11.5      2  779    5      12        358    2   54.38  58     7/1/07
LONG BEACH            595000    358   67.23     2.25   5        11.5      2  701    5      12        358    2   67.11  58     7/1/07
HIDDEN HILLS         1425000    358   63.16     2.25   5       11.25      2  755    5      12        358    2   63.04  58     7/1/07
TARZANA              1300000    358   66.15     2.25   5      11.125      2  694    5      12        358    2   66.02  58     7/1/07
LOS ALAMITOS          605000    357      70     2.25   5      11.625      2  751    5      12        357    3   69.81  57     6/1/07
NEWPORT BEAC         2700000    357   21.85     2.25   5        11.5      2  764    5      12        357    3   21.79  57     6/1/07
LOS ALAMITOS          750000    358   59.73     2.25   5      11.125      2  765    5      12        358    2   59.61  58     7/1/07
NEWPORT BEAC          780000    358   58.97     2.25   5        11.5      2  649    5      12        358    2   58.86  58     7/1/07
ROCKLIN               565000    358   66.05     2.25   5      11.375      2  751    5      12        358    2   65.93  58     7/1/07
OLYMPIC VALL          470900    358      80     2.25   5      11.125      2  645    5      12        358    2   79.84  58     7/1/07
CHINO HILLS           530000    358      64     2.25   5        11.5      2  749    5      12        348    2    63.3  58     7/1/07
RANCHO SANTA         1465000    358      65     2.25   5      11.375      2  740    5      12        358    2   64.88  58     7/1/07
EL GRANADA            525000    358   69.62     2.25   5       11.25      2  748    5      12        358    2   69.49  58     7/1/07
EL GRANADA            835000    358   55.33     2.25   5      11.375      2  706    5      12        358    2   55.23  58     7/1/07
REDWOOD CITY          530000    358   75.47     2.25   5       11.25      2  743    5      12        358    2   75.33  58     7/1/07
REDWOOD CITY          583000    358   60.03     2.25   5       11.25      2  780    5      12        358    2   59.92  58     7/1/07
LOS ALTOS             900000    358   44.44     2.25   5        11.5      2  807    5      12        358    2   44.36  58     7/1/07
LOS ALTOS            1525000    357   66.89     2.25   5      11.125      2  752    5      12        357    3   66.69  57     6/1/07
MOUNTAIN VIE         1110000    358   64.41     2.25   5       11.25      2  673    5      12        358    2   64.29  58     7/1/07
PALO ALTO            3400000    357   28.82     2.25   5      11.625      2  635    5      12        357    3   28.74  57     6/1/07
PALO ALTO             755000    357   69.54     2.25   5      11.375      2  760    5      12        357    3   69.34  57     6/1/07
PALO ALTO             680000    357   55.74     2.25   5      11.375      2  757    5      12        353    3   55.39  57     6/1/07
CAMPBELL              680000    357   59.71     2.25   5      11.625      2  680    5      12        357    3   59.55  57     6/1/07
CAMPBELL              515000    357      80     2.25   5        11.5      2  770    5      12        357    3   79.78  57     6/1/07
SARATOGA             1225000    357   26.53     2.25   5       11.25      2  693    5      12        357    3   26.45  57     6/1/07
LOS ALTOS            1600000    358   21.88     2.25   5       11.25      2  789    5      12        358    2   21.84  58     7/1/07
LOS ALTOS            1600000    358    61.5     2.25   5      11.375      2  736    5      12        358    2   61.39  58     7/1/07
LOS ALTOS            1150000    358   53.04     2.25   5      11.375      2  784    5      12        358    2   52.94  58     7/1/07
LOS ALTOS            2375000    358   27.37     2.25   5       11.25      2  733    5      12        358    2   27.32  58     7/1/07
LOS ALTOS            1000000    358      60     2.25   5      11.625      2  770    5      12        358    2   59.89  58     7/1/07
LOS ALTOS            1700000    358   55.65     2.25   5      11.125      2  742    5      12        358    2   55.54  58     7/1/07
SUNNYVALE             670000    358   55.37     2.25   5       11.25      2  781    5      12        358    2   55.26  58     7/1/07
SUNNYVALE             721000    358      80     2.25   5       11.25      2  749    5      12        358    2   79.85  58     7/1/07
SUNNYVALE             577000    358      80     2.25   5        11.5      2  773    5      12        358    2   79.85  58     7/1/07
SUNNYVALE             720000    358   65.28     2.25   5        11.5      2  724    5      12        358    2   65.16  58     7/1/07
SUNNYVALE             825000    358   44.97     2.25   5      11.375      2  720    5      12        358    2   44.89  58     7/1/07
PALO ALTO            1450000    358    44.5     2.25   5       11.25      2  753    5      12        358    2   44.42  58     7/1/07
PALO ALTO             970000    358   51.55     2.25   5      11.125      2  754    5      12        358    2   51.45  58     7/1/07
CAMPBELL              586000    358   74.06     2.25   5        11.5      2  667    5      12        358    2   73.92  58     7/1/07
CAMPBELL              715000    358   69.93     2.25   5       11.25      2  699    5      12        358    2    69.8  58     7/1/07
SARATOGA             1100000    358   59.09     2.25   5      11.125      2  784    5      12        358    2   58.97  58     7/1/07
SARATOGA              745000    358   67.52     2.25   5      11.125      2  721    5      12        358    2   67.39  58     7/1/07
SARATOGA              760000    358   69.47     2.25   5      11.375      2  816    5      12        358    2   69.34  58     7/1/07
SARATOGA             1100000    358   34.23     2.25   5        11.5      2  741    5      12        358    2   34.17  58     7/1/07
SARATOGA             1952000    358    45.9     2.25   5       11.25      2  772    5      12        358    2   45.81  58     7/1/07
SAN JOSE              435000    358      80     2.25   5      11.375      2  737    5      12        358    2   79.85  58     7/1/07
SAN JOSE             1300000    358   34.37     2.25   5        11.5      2  771    5      12        358    2   34.31  58     7/1/07
SAN FRANCISC          637000    358      80     2.25   5      11.125      2  793    5      12        358    2   79.84  58     7/1/07
SAN FRANCISC          555000    358      80     2.25   5      11.625      2  791    5      12        358    2   79.86  58     7/1/07
SAN FRANCISC          800000    358   43.75     2.25   5      11.375      2  784    5      12        358    2   43.67  58     7/1/07
SAN FRANCISC          780000    358   42.05     2.25   5      11.375      2  800    5      12        358    2   41.97  58     7/1/07
SAN FRANCISC         1025000    358   50.24     2.25   5       11.25      2  761    5      12        358    2   50.14  58     7/1/07
SAN FRANCISC          920000    358   61.63     2.25   5      11.125      2  772    5      12        358    2   61.49  58     7/1/07
SAN FRANCISC          650000    358   56.15     2.25   5      11.375      2  734    5      12        358    2   56.05  58     7/1/07
SAN FRANCISC          660000    358    69.7     2.25   5       11.25      2  716    5      12        358    2   69.57  58     7/1/07
OAKLAND               655000    357    68.7     2.25   5      11.375      2  649    5      12        357    3   68.51  57     6/1/07
LIVERMORE             642000    358   60.59     2.25   5       11.25      2  701    5      12        358    2   60.47  58     7/1/07
NEWARK                550000    358   79.09     2.25   5      11.375      2  666    5      12        358    2   78.94  58     7/1/07
SAN LEANDRO           430000    358   84.88     2.25   5      11.125      2  688    5      12        358    2   84.71  58     7/1/07
UNION CITY            615000    358    74.8     2.25   5      11.375      2  625    5      12        358    2   74.66  58     7/1/07
UNION CITY            525000    358   68.76     2.25   5      11.125      2  744    5      12        358    2   68.63  58     7/1/07
FREMONT               600000    358   79.43     2.25   5        11.5      2  781    5      12        358    2   79.27  58     7/1/07
FREMONT              1044000    358   39.27     2.25   5      11.625      2  635    5      12        358    2    39.2  58     7/1/07
FREMONT               650000    358   75.82     2.25   5        11.5      2  663    5      12        358    2   75.68  58     7/1/07
FREMONT               550000    358      70     2.25   5       11.25      2  680    5      12        358    2   69.87  58     7/1/07
CASTRO VALLE          375000    358      60     2.25   5       11.25      2  754    5      12        358    2   59.89  58     7/1/07
FREMONT               545000    358   67.89     2.25   5      11.125      2  780    5      12        358    2   67.76  58     7/1/07
DUBLIN                585000    358   54.19     2.25   5        11.5      2  738    5      12        358    2   54.09  58     7/1/07
DUBLIN                600000    358   79.42     2.25   5      11.375      2  711    5      12        358    2   79.27  58     7/1/07
DUBLIN                540000    358   66.11     2.25   5       11.25      2  753    5      12        358    2   65.98  58     7/1/07
DUBLIN                530000    358   74.53     2.25   5        11.5      2  688    5      12        358    2   74.39  58     7/1/07
OAKLAND               815000    358   69.94     2.25   5      11.375      2  798    5      12        355    2   69.63  58     7/1/07
PLEASANTON           1475000    358    67.8     2.25   5      11.125      2  754    5      12        358    2   67.67  58     7/1/07
PLEASANTON           1200000    358    44.5     2.25   5      11.125      2  704    5      12        358    2   44.41  58     7/1/07
CASTRO VALLE          572000    358   67.31     2.25   5      11.125      2  670    5      12        358    2   67.18  58     7/1/07
PLEASANTON           2400000    358   41.67     2.25   5      11.125      2  751    5      12        358    2   41.59  58     7/1/07
OAKLAND               685000    358   78.77     2.25   5      11.375      2  685    5      12        358    2   78.62  58     7/1/07
FREMONT               635000    357   55.12     2.25   5        11.5      2  697    5      12        357    3   54.97  57     6/1/07
FREMONT               727000    357   46.08     2.25   5      11.375      2  751    5      12        357    3   45.95  57     6/1/07
FREMONT               560000    358   68.39     2.25   5       11.25      2  715    5      12        358    2   68.26  58     7/1/07
FREMONT              1750000    358   35.83     2.25   5      11.125      2  781    5      12        358    2   35.76  58     7/1/07
FREMONT              1400000    358   53.46     2.25   5      11.375      2  700    5      12        358    2   53.36  58     7/1/07
FREMONT              1645000    358   42.55     2.25   5        11.5      2  777    5      12        358    2   42.47  58     7/1/07
FREMONT               585000    358      80     2.25   5      11.375      2  777    5      12        358    2   79.85  58     7/1/07
FREMONT              1020000    358   48.04     2.25   5       11.25      2  672    5      12        358    2   47.95  58     7/1/07
PIEDMONT             1450000    358   60.69     2.25   5       11.25      2  726    5      12        358    2   60.57  58     7/1/07
OAKLAND               550000    358      80     2.25   5       11.25      2  762    5      12        358    2   79.85  58     7/1/07
OAKLAND              1200000    358   54.17     2.25   5      11.375      2  766    5      12        358    2   54.07  58     7/1/07
BRENTWOOD             650000    358   62.92     2.25   5       11.25      2  680    5      12        358    2    62.8  58     7/1/07
CLAYTON               560000    358      80     2.25   5       11.25      2  733    5      12        358    2   79.85  58     7/1/07
WALNUT CREEK          835000    357   56.17     2.25   5      11.375      2  760    5      12        356    3   55.94  57     6/1/07
BYRON                 435000    358   79.77     2.25   5      11.375      2  690    5      12        358    2   79.62  58     7/1/07
WALNUT CREEK          615000    358      80     2.25   5       11.25      2  797    5      12        358    2   79.85  58     7/1/07
EL CERRITO            705000    358   66.78     2.25   5      11.375      2  719    5      12        358    2   66.66  58     7/1/07
SAN RAMON             530000    358   67.36     2.25   5      11.375      2  581    5      12        358    2   67.23  58     7/1/07
SAN RAMON             530000    358   79.72     2.25   5      11.125      2  758    5      12        358    2   79.56  58     7/1/07
SAN RAMON            1100000    358   27.34     2.25   5        11.5      2  732    5      12        358    2   27.29  58     7/1/07
SAN RAMON             875681    358   74.23     2.25   5      11.125      2  734    5      12        358    2   74.09  58     7/1/07
SAN RAMON             560000    358   55.18     2.25   5      11.375      2  660    5      12        358    2   55.08  58     7/1/07
SAN RAMON            1140000    358   64.82     2.25   5        11.5      2  753    5      12        358    2    64.7  58     7/1/07
WALNUT CREEK          190000    358   63.16     2.25   5      11.375      2  806    5      12        358    2   63.04  58     7/1/07
DANVILLE              560000    358   70.89     2.25   5      11.375      2  631    5      12        358    2   70.76  58     7/1/07
DANVILLE              618000    358   79.55     2.25   5      11.375      2  742    5      12        358    2   79.38  58     7/1/07
LAFAYETTE             880000    358   59.88     2.25   5      11.375      2  768    5      12        358    2   59.77  58     7/1/07
PLEASANTON            728000    357    51.4     2.25   5       11.25      2  677    5      12        357    3   51.25  57     6/1/07
DANVILLE             1050000    358    61.9     2.25   5       11.25      2  689    5      12        358    2   61.78  58     7/1/07
DANVILLE              630000    358   52.22     2.25   5      11.375      2  778    5      12        358    2   52.12  58     7/1/07
DANVILLE              900000    358   50.96     2.25   5      11.375      2  761    5      12        358    2   50.87  58     7/1/07
LAFAYETTE            1200000    358   66.92     2.25   5       11.25      2  746    5      12        358    2   66.79  58     7/1/07
ALAMO                 700000    357   63.57     2.25   5      11.375      2  766    5      12        357    3   63.39  57     6/1/07
ORINDA               1000000    357    35.5     2.25   5      11.375      2  670    5      12        357    3    35.4  57     6/1/07
ALAMO                1050000    358   41.43     2.25   5      11.375      2  764    5      12        358    2   41.35  58     7/1/07
ALAMO                1050000    358    61.9     2.25   5       11.25      2  778    5      12        358    2   61.78  58     7/1/07
EL DORADO HI          595000    358      80     2.25   5       11.25      2  658    5      12        358    2   79.85  58     7/1/07
SUNLAND               625000    358   68.48     2.25   5      11.375      2  702    5      12        358    2   68.35  58     7/1/07
LAWNDALE              205000    358   58.54     2.25   5      11.375      2  736    5      12        358    2   58.43  58     7/1/07
CULVER CITY           506500    358      77     2.25   5      11.375      2  679    5      12        358    2   76.84  58     7/1/07
NORTHRIDGE            538000    358   69.99     2.25   5      11.125      2  761    5      12        358    2   69.85  58     7/1/07
MANHATTAN BE          930000    358    67.8     2.25   5       11.25      2  769    5      12        358    2   67.67  58     7/1/07
PASADENA              525000    358   64.11     2.25   5        11.5      2  826    5      12        358    2   63.99  58     7/1/07
REDONDO BEAC          420000    357      80     2.25   5      11.375      2  807    5      12        357    3   79.78  57     6/1/07
ENCINO                514000    358      90     2.25   5      11.125      2  720    5      12        358    2   89.82  58     7/1/07
PACIFIC GROV          925000    357   41.08     2.25   5      11.125      2  760    5      12        357    3   40.96  57     6/1/07
LARKSPUR             1200000    358   29.17     2.25   5       11.25      2  783    5      12        358    2   29.11  58     7/1/07
SAN RAFAEL            975000    358   62.77     2.25   5      11.125      2  770    5      12        356    2   62.52  58     7/1/07
SAN RAFAEL           1200000    358   54.17     2.25   5        11.5      2  665    5      12        358    2   54.07  58     7/1/07
MILL VALLEY          1500000    358   33.33     2.25   5      11.375      2  713    5      12        358    2   33.27  58     7/1/07
MILL VALLEY           800000    358   64.13     2.25   5       11.25      2  648    5      12        358    2   64.01  58     7/1/07
NAPA                 2500000    358   31.92     2.25   5      11.375      2  753    5      12        358    2   31.86  58     7/1/07
RANCHO SANTA          546000    358      80     2.25   5      11.125      2  688    5      12        358    2   79.84  58     7/1/07
COSTA MESA            580000    358   68.97     2.25   5      11.375      2  691    5      12        358    2   68.84  58     7/1/07
MISSION VIEJ          790000    358      80     2.25   5        11.5      2  720    5      12        358    2   79.85  58     7/1/07
COTA DE CAZA         1074900    357      70     2.25   5      11.375      2  669    5      12        355    3   69.68  57     6/1/07
ANAHEIM               875000    357   58.06     2.25   5        11.5      2  734    5      12        357    3    57.9  57     6/1/07
HUNTINGTON B          749830    358   79.76     2.25   5      11.375      2  728    5      12        358    2   79.61  58     7/1/07
HUNTINGTON B         1200000    358    62.5     2.25   5        11.5      2  669    5      12        358    2   62.39  58     7/1/07
SANTA ANA             525000    357   68.19     2.25   5        11.5      2  721    5      12        357    3      68  57     6/1/07
SAN JOSE              620000    358      75     2.25   5      11.375      2  723    5      12        358    2   74.86  58     7/1/07
SAN JOSE              490000    358   72.65     2.25   5        11.5      2  642    5      12        358    2   72.52  58     7/1/07
SAN JOSE              660000    358   79.55     2.25   5      11.375      2  801    5      12        357    2    79.3  58     7/1/07
SAN JOSE              475000    358      70     2.25   5      11.375      2  731    5      12        358    2   69.87  58     7/1/07
SAN JOSE              550000    358   79.27     2.25   5      11.375      2  654    5      12        358    2   79.12  58     7/1/07
SAN JOSE              455000    358      80     2.25   5      11.375      2  646    5      12        358    2   79.85  58     7/1/07
SAN JOSE              500000    358    42.6     2.25   5        11.5      2  746    5      12        358    2   42.52  58     7/1/07
SAN JOSE              604000    358      80     2.25   5       11.25      2  771    5      12        358    2   79.85  58     7/1/07
SAN JOSE              600000    358      69     2.25   5      11.125      2  775    5      12        358    2   68.87  58     7/1/07
MILPITAS              564000    357   68.26     2.25   5       11.25      2  790    5      12        357    3   68.06  57     6/1/07
MILPITAS              600000    358   56.42     2.25   5       11.25      2  787    5      12        358    2   56.31  58     7/1/07
MILPITAS              595000    358   65.55     2.25   5      11.125      2  775    5      12        333    2   63.73  58     7/1/07
SAN JOSE             1210000    357    34.5     2.25   5      11.125      2  768    5      12        357    3    34.4  57     6/1/07
SAN JOSE              585000    357    74.7     2.25   5      11.625      2  785    5      12        346    3   73.74  57     6/1/07
SAN JOSE              480000    358      80     2.25   5      11.375      2  704    5      12        358    2   79.85  58     7/1/07
SAN JOSE              620000    358      75     2.25   5        11.5      2  768    5      12        358    2   74.86  58     7/1/07
SAN JOSE              700000    358   64.29     2.25   5      11.125      2  616    5      12        358    2   64.16  58     7/1/07
SAN JOSE              485000    358   78.97     2.25   5      11.375      2  713    5      12        358    2   78.82  58     7/1/07
MOUNTAIN VIE          450000    358   79.33     2.25   5      11.625      2  794    5      12        358    2   79.19  58     7/1/07
MOUNTAIN VIE          451000    358      80     2.25   5       11.25      2  749    5      12        358    2   79.85  58     7/1/07
MORGAN HILL          1245000    358   24.17     2.25   5      11.125      2  620    5      12        358    2   24.12  58     7/1/07
SAN JOSE              620000    357   64.19     2.25   5       11.25      2  758    5      12        357    3   64.01  57     6/1/07
SAN JOSE              720000    357      70     2.25   5      11.125      2  752    5      12        357    3   69.79  57     6/1/07
SAN JOSE              900000    358      70     2.25   5      11.125      2  645    5      12        358    2   69.86  58     7/1/07
SAN JOSE              900000    358   61.11     2.25   5       11.25      2  738    5      12        358    2   60.99  58     7/1/07
SAN JOSE              690000    358   71.74     2.25   5       11.25      2  771    5      12        358    2    71.6  58     7/1/07
SAN JOSE             1180000    358   38.14     2.25   5      11.125      2  766    5      12        358    2   38.07  58     7/1/07
MOUNTAIN VIE          665000    358   49.62     2.25   5      11.125      2  808    5      12        355    2   49.37  58     7/1/07
MOUNTAIN VIE          730000    358   58.36     2.25   5      11.125      2  792    5      12        356    2   58.13  58     7/1/07
SUNNYVALE             715000    358   69.93     2.25   5       11.25      2  749    5      12        358    2   69.77  58     7/1/07
SUNNYVALE             755000    358   47.55     2.25   5       11.25      2  774    5      12        358    2   47.46  58     7/1/07
SUNNYVALE             650000    358   46.15     2.25   5       11.25      2  709    5      12        358    2   46.06  58     7/1/07
SUNNYVALE             610000    358      80     2.25   5      11.375      2  723    5      12        358    2   79.85  58     7/1/07
PALO ALTO             800000    358   43.75     2.25   5      11.125      2  702    5      12        358    2   43.66  58     7/1/07
CUPERTINO            1060000    357   31.13     2.25   5      11.375      2  752    5      12        356    3   31.02  57     6/1/07
CUPERTINO            6900000    357      80     2.25   5      11.125      2  706    5      12        357    3   79.77  57     6/1/07
CUPERTINO             550000    357      80     2.25   5        11.5      2  788    5      12        357    3   79.78  57     6/1/07
CUPERTINO            1080000    357    36.2     2.25   5      11.125      2  782    5      12        357    3   36.09  57     6/1/07
CUPERTINO             950000    358   68.32     2.25   5      11.375      2  716    5      12        358    2   68.19  58     7/1/07
CUPERTINO             685000    358   72.99     2.25   5        11.5      2  707    5      12        358    2   72.85  58     7/1/07
CUPERTINO             930000    358   41.94     2.25   5       11.25      2  734    5      12        358    2   41.86  58     7/1/07
CUPERTINO             744000    358   79.97     2.25   5      11.375      2  766    5      12        358    2   79.82  58     7/1/07
CUPERTINO             750000    358   63.33     2.25   5      11.375      2  799    5      12        356    2   63.07  58     7/1/07
CUPERTINO             988000    358   63.77     2.25   5      11.125      2  759    5      12        358    2   63.65  58     7/1/07
CUPERTINO             515000    358   69.51     2.25   5       11.25      2  742    5      12        358    2   69.38  58     7/1/07
LOS GATOS             940000    358   37.23     2.25   5       11.25      2  762    5      12        358    2   37.15  58     7/1/07
LOS GATOS            1360000    358    41.4     2.25   5       11.25      2  766    5      12        358    2   41.32  58     7/1/07
LOS GATOS             905000    358    33.5     2.25   5       11.25      2  774    5      12        358    2   33.44  58     7/1/07
SAN JOSE              740000    358   51.08     2.25   5       11.25      2  737    5      12        358    2   50.98  58     7/1/07
SAN JOSE             1270000    358   54.49     2.25   5      11.125      2  743    5      12        358    2   54.38  58     7/1/07
SAN JOSE              775000    358   49.68     2.25   5      11.125      2  784    5      12        358    2   49.58  58     7/1/07
SAN JOSE             1300000    358   30.77     2.25   5      11.375      2  774    5      12        358    2   30.71  58     7/1/07
SAN MARCOS            545000    358   79.82     2.25   5      11.375      2  657    5      12        358    2   79.67  58     7/1/07
SAN DIEGO             695000    358   67.63     2.25   5       11.25      2  754    5      12        348    2   66.85  58     7/1/07
SAN DIEGO             500000    358      64     2.25   5      11.375      2  742    5      12        358    2   63.88  58     7/1/07
SAN DIEGO             630000    357   68.41     2.25   5      11.125      2  662    5      12        357    3   68.21  57     6/1/07
SAN DIEGO             628000    358   78.18     2.25   5      11.125      2  762    5      12        358    2   78.03  58     7/1/07
SAN DIEGO             720000    358   59.03     2.25   5      11.375      2  741    5      12        358    2   58.92  58     7/1/07
BRISBANE              529000    358   67.11     2.25   5      11.125      2  784    5      12        358    2   66.98  58     7/1/07
REDWOOD CITY          576500    358      80     2.25   5      11.375      2  769    5      12        358    2   79.85  58     7/1/07
SAN MATEO             515000    357   74.56     2.25   5        11.5      2  765    5      12        357    3   74.36  57     6/1/07
SAN MATEO             750000    358      80     2.25   5      11.375      2  757    5      12        358    2   79.85  58     7/1/07
SAN MATEO             745000    358   53.02     2.25   5        11.5      2  810    5      12        357    2   52.86  58     7/1/07
MILLBRAE              750000    357   69.67     2.25   5       11.25      2  770    5      12        357    3   69.47  57     6/1/07
FOSTER CITY           745000    357   65.77     2.25   5       11.25      2  728    5      12        357    3   65.58  57     6/1/07
FOSTER CITY           560000    357      80     2.25   5        11.5      2  661    5      12        357    3   79.78  57     6/1/07
MENLO PARK            715000    357   68.46     2.25   5      11.375      2  769    5      12        357    3   68.27  57     6/1/07
MENLO PARK            750000    358   78.93     2.25   5        11.5      2  774    5      12        358    2   78.79  58     7/1/07
MENLO PARK           2000000    358      50     2.25   5        11.5      2  698    5      12        358    2   49.91  58     7/1/07
REDWOOD CITY         1150000    358   42.09     2.25   5       11.25      2  726    5      12        358    2   42.01  58     7/1/07
SAN CARLOS           1220000    358   56.97     2.25   5       11.25      2  754    5      12        358    2   56.86  58     7/1/07
REDWOOD CITY          600000    358    70.5     2.25   5      11.375      2  780    5      12        358    2   70.37  58     7/1/07
WOODSIDE             4210000    358   23.75     2.25   5      11.625      2  710    5      12        358    2   23.71  58     7/1/07
SAN MATEO             615000    357   32.52     2.25   5      11.375      2  659    5      12        357    3   32.43  57     6/1/07
BURLINGAME           1155000    358   43.29     2.25   5       11.25      2  692    5      12        358    2   43.21  58     7/1/07
SAN MATEO            1420000    358      65     2.25   5       11.25      2  724    5      12        358    2   64.88  58     7/1/07
SANTA ROSA            650000    358   77.69     2.25   5       11.25      2  662    5      12        358    2   77.54  58     7/1/07
PETALUMA              465000    358   78.17     2.25   5      11.125      2  680    5      12        358    2   78.02  58     7/1/07
SONOMA                525000    358      70     2.25   5      11.375      2  714    5      12        358    2   69.87  58     7/1/07
BENICIA               595000    358   73.95     2.25   5        11.5      2  623    5      12        358    2   73.82  58     7/1/07
SANTA BARBAR          705000    358   56.28     2.25   5      11.375      2  779    5      12        358    2   56.18  58     7/1/07
GOLETA                448000    358   73.66     2.25   5      11.125      2  718    5      12        358    2   73.52  58     7/1/07
BELL CANYON          1100000    357   45.28     2.25   5      11.125      2  766    5      12        357    3   45.15  57     6/1/07
CHATSWORTH A          575000    357   66.78     2.25   5      11.375      2  679    5      12        357    3   66.57  57     6/1/07
WESTLAKE VIL          865000    358   60.69     2.25   5       11.25      2  634    5      12        358    2   60.57  58     7/1/07
WESTLAKE VIL         1200000    358   54.17     2.25   5       11.25      2  710    5      12        358    2   54.07  58     7/1/07
THOUSAND OAK          713000    358   79.89     2.25   5      11.125      2  774    5      12        358    2   79.73  58     7/1/07
GOLDEN                665000    358   67.67     2.25   5      11.125      2  801    5      12        358    2   67.54  58     7/1/07
PALM BEACH           1800000    358   55.56     2.25   5        11.5      2  681    5      12        358    2   55.46  58     7/1/07
CHICAGO               426000    358   79.81     2.25   5       11.25      2  706    5      12        358    2   79.66  58     7/1/07
CHICAGO              1650000    357    60.3     2.25   5      11.125      2  669    5      12        357    3   60.12  57     6/1/07
LEXINGTON             860000    358   69.53     2.25   5      11.125      2  746    5      12        358    2   69.39  58     7/1/07
NORTON                455000    358      80     2.25   5       11.25      2  623    5      12        358    2   79.85  58     7/1/07
ANDOVER              1280000    357      75     2.25   5      11.625      2  767    5      12        357    3    74.8  57     6/1/07
ANDOVER               425000    357   79.67     2.25   5       11.25      2  662    5      12        356    3   79.36  57     6/1/07
NAHANT                599000    358   74.96     2.25   5        11.5      2  618    5      12        358    2   74.82  58     7/1/07
SILVER SPRIN          434000    358      80     2.25   5        11.5      2  786    5      12        358    2   79.85  58     7/1/07
TITUSVILLE           1300000    358   48.08     2.25   5       11.25      2  658    5      12        358    2   47.99  58     7/1/07
WARREN                800000    358      80     2.25   5       11.25      2  752    5      12        358    2   79.85  58     7/1/07
NEW YORK              427000    358      80     2.25   5       11.25      2  763    5      12        358    2   79.84  58     7/1/07
SOUTHLAKE             510000    358   67.65     2.25   5      11.125      2  741    5      12        356    2   67.39  58     7/1/07
MOUNT SHASTA          800000    358   65.63     2.25   5        11.5      2  668    5      12        358    2   65.51  58     7/1/07
TRUCKEE              2100000    358   47.62     2.25   5      11.375      2  684    5      12        358    2   47.53  58     7/1/07
ROCKY RIVER           530000    358      80     2.25   5      11.625      2  699    5      12        358    2   79.86  58     7/1/07
MALVERN              1450000    358   68.96     2.25   5       11.25      2  732    5      12        358    2   68.83  58     7/1/07
ARGYLE                429000    357   76.01     2.25   5       11.75      2  654    5      12        357    3   75.81  57     6/1/07
DALLAS               1600000    358    62.5     2.25   5      11.125      2  754    5      12        358    2   62.38  58     7/1/07
VIENNA                925000    357   54.92     2.25   5       11.25      2  677    5      12        357    3   54.76  57     6/1/07
ALEXANDRIA            500000    357      90     2.25   5       11.75      2  806    5      12        357    3   89.77  57     6/1/07
SEATTLE               500000    357      80     2.25   5        11.5      2  694    5      12        357    3   79.78  57     6/1/07
FAIRFIELD             960000    358   63.54     2.25   5       11.25      2  741    5      12        358    2   63.42  58     7/1/07
YARDLEY               443000    358      80     2.25   5      11.375      2  649    5      12        358    2   79.85  58     7/1/07
NEWTOWN SQUA          900000    358   65.17     2.25   5      11.375      2  622    5      12        354    2    64.8  58     7/1/07
BETHESDA              685000    357      70     2.25   5       11.25      2  796    5      12        357    3    69.8  57     6/1/07
GERMANTOWN            480000    357      80     2.25   5      11.375      2  738    5      12        357    3   79.78  57     6/1/07
WAKE FOREST           835000    358   74.19     2.25   5       11.25      2  648    5      12        358    2   74.05  58     7/1/07
ATLANTA              3050000    357   32.79     2.25   5        11.5      2  783    5      12        357    3    32.7  57     6/1/07
JUNO BEACH            725000    358   58.62     2.25   5      11.375      2  699    5      12        358    2   58.51  58     7/1/07
AURORA                700000    357   68.57     2.25   5        11.5      2  730    5      12        357    3   68.38  57     6/1/07
BELLEVUE              453000    357   88.37     2.25   5        11.5      2  707    5      12        357    3   88.13  57     6/1/07
ENCINO                760000    357   65.79     2.25   5      11.625      2  739    5      12        357    3   65.61  57     6/1/07
LOS ANGELES          1200000    358      65     2.25   5      11.375      2  680    5      12        358    2   64.88  58     7/1/07
LOS ANGELES          1095000    358      75     2.25   5        11.5      2  742    5      12        358    2   74.86  58     7/1/07
MONTROSE              515000    358   69.48     2.25   5      11.375      2  714    5      12        358    2   69.35  58     7/1/07
LOS ANGELES           591000    358   66.16     2.25   5        11.5      2  659    5      12        358    2   66.04  58     7/1/07
BRADLEY               480000    358      80     2.25   5      11.375      2  740    5      12        358    2   79.85  58     7/1/07
SAN CLEMENTE          500000    358    74.4     2.25   5      11.125      2  780    5      12        352    2    73.8  58     7/1/07
YORBA LINDA          1375000    358      70     2.25   5       11.25      2  787    5      12        358    2   69.86  58     7/1/07
REDWOOD CITY          700000    358      80     2.25   5       11.25      2  800    5      12        358    2   79.85  58     7/1/07
SUNNYVALE             550000    358      80     2.25   5      11.125      2  738    5      12        358    2   79.84  58     7/1/07
CAMPBELL              460000    358      80     2.25   5        11.5      2  739    5      12        358    2   79.85  58     7/1/07
SARATOGA              763000    358   78.77     2.25   5       11.25      2  809    5      12        358    2   78.61  58     7/1/07
SAN FRANCISC          315000    358      60     2.25   5      11.125      2  744    5      12        358    2   59.88  58     7/1/07
NEWARK                700000    357      61     2.25   5        11.5      2  767    5      12        357    3   60.83  57     6/1/07
BERKELEY              600000    357      58     2.25   5      11.375      2  607    5      12        357    3   57.84  57     6/1/07
PLEASANTON            480000    358      80     2.25   5      11.125      2  722    5      12        357    2   79.76  58     7/1/07
PLEASANTON            970000    358   62.16     2.25   5       11.25      2  694    5      12        358    2   62.04  58     7/1/07
PLEASANTON            550000    358   63.35     2.25   5       11.25      2  821    5      12        358    2   63.23  58     7/1/07
ALAMEDA               470000    358      80     2.25   5        11.5      2  651    5      12        358    2   79.85  58     7/1/07
CASTRO VALLE          645000    358   53.49     2.25   5      11.125      2  784    5      12        358    2   53.39  58     7/1/07
FREMONT               950000    358   46.95     2.25   5      11.125      2  778    5      12        358    2   46.86  58     7/1/07
OAKLAND               540000    358    78.7     2.25   5      11.375      2  760    5      12        358    2   78.52  58     7/1/07
ORINDA                848000    358   69.46     2.25   5        11.5      2  737    5      12        358    2   69.33  58     7/1/07
WALNUT CREEK          518000    358   74.85     2.25   5      11.625      2  677    5      12        358    2   74.72  58     7/1/07
EL SEGUNDO            420000    358      80     2.25   5      11.375      2  703    5      12        358    2   79.85  58     7/1/07
ROLLING HILL          630000    357   78.59     2.25   5      11.375      2  757    5      12        357    3   78.37  57     6/1/07
SAUSALITO             420000    358      80     2.25   5       11.25      2  689    5      12        358    2   79.85  58     7/1/07
SAN JOSE              510000    358   64.71     2.25   5       11.25      2  766    5      12        358    2   64.59  58     7/1/07
SAN JOSE              650000    358   64.62     2.25   5      11.125      2  755    5      12        358    2   64.49  58     7/1/07
SAN JOSE              485000    358      80     2.25   5      11.375      2  690    5      12        358    2   79.85  58     7/1/07
MILPITAS              422000    358      80     2.25   5      11.125      2  668    5      12        358    2   79.84  58     7/1/07
MILPITAS              540000    358   64.35     2.25   5      11.375      2  680    5      12        358    2   64.23  58     7/1/07
SAN JOSE              505000    357   79.21     2.25   5      11.375      2  754    5      12        357    3   78.99  57     6/1/07
SAN JOSE              630000    358   64.76     2.25   5      11.375      2  738    5      12        357    2    64.6  58     7/1/07
MOUNTAIN VIE          443000    357      80     2.25   5       11.25      2  732    5      12        357    3   79.77  57     6/1/07
MORGAN HILL           575000    358   55.65     2.25   5       11.25      2  796    5      12        358    2   55.54  58     7/1/07
SAN JOSE              600000    358      80     2.25   5      11.375      2  744    5      12        358    2   79.85  58     7/1/07
SAN JOSE              585000    357      80     2.25   5      11.375      2  775    5      12        357    3   79.78  57     6/1/07
SAN JOSE              761000    358   69.45     2.25   5       11.25      2  744    5      12        358    2   69.32  58     7/1/07
PALO ALTO             775000    358      70     2.25   5      11.375      2  679    5      12        358    2   69.87  58     7/1/07
SUNNYVALE             840000    358   77.38     2.25   5       11.25      2  712    5      12        358    2   77.23  58     7/1/07
SUNNYVALE             700000    358   62.69     2.25   5       11.25      2  767    5      12        358    2   62.57  58     7/1/07
PALO ALTO             610000    358   76.72     2.25   5      11.375      2  604    5      12        358    2   76.58  58     7/1/07
EL CAJON              515000    358      80     2.25   5      11.375      2  677    5      12        358    2   79.85  58     7/1/07
SAN DIEGO             625000    358      80     2.25   5        11.5      2  657    5      12        358    2   79.85  58     7/1/07
HALF MOON BA          560000    358      80     2.25   5      11.125      2  790    5      12        358    2   79.84  58     7/1/07
SAN MATEO             615000    358   78.54     2.25   5      11.375      2  697    5      12        358    2   78.39  58     7/1/07
SAN METEO             810000    358   66.54     2.25   5      11.125      2  806    5      12        358    2   66.41  58     7/1/07
THOUSAND OAK          535000    358   44.86     2.25   5      11.375      2  679    5      12        354    2   44.61  58     7/1/07
CHEVY CHASE          1500000    357   65.66     2.25   5       11.25      2  733    5      12        357    3   65.47  57     6/1/07
PLANTATION            830000    358   78.31     2.25   5      11.375      2  758    5      12        358    2   78.16  58     7/1/07
SEMINOLE              760000    358   69.08     2.25   5       11.25      2  717    5      12        358    2   68.95  58     7/1/07
BOSTON               1385000    358   48.15     2.25   5       11.25      2  787    5      12        291    2   44.35  58     7/1/07
LEXINGTON            1240000    358   36.29     2.25   5      11.125      2  680    5      12        358    2   36.22  58     7/1/07
ERIE                  420000    357   61.43     2.25   5        11.5      2  673    5      12        357    3   61.26  57     6/1/07
SAN JUAN BAU          535000    358      80     2.25   5        11.5      2  771    5      12        354    2   79.56  58     7/1/07
DALLAS               2900000    358   13.19     2.25   5      11.125      2  694    5      12        358    2   13.16  58     7/1/07
FAIRFAX               452000    358      80     2.25   5       11.25      2  785    5      12        358    2   79.85  58     7/1/07
VIENNA                475000    358      80     2.25   5        11.5      2  730    5      12        358    2   79.85  58     7/1/07
MORRISTOWN            512000    358      80     2.25   5      11.875      2  751    5      12        357    2    79.8  58     7/1/07
ROSEMONT              630000    358   73.81     2.25   5      11.125      2  787    5      12        357    2   73.58  58     7/1/07
RALEIGH               468000    358      80     2.25   5      11.125      2  678    5      12        358    2   79.84  58     7/1/07
SEATTLE               398000    357      85     2.25   5      11.375      2  703    5      12        357    3   84.76  57     6/1/07
PLEASANTON            585000    358      65     2.25   5      11.375      2  721    5      12        338    2   63.57  58     7/1/07
ALAMEDA               457000    358      80     2.25   5       11.25      2  688    5      12        358    2   79.85  58     7/1/07
LOS ANGELES           575000    358   54.09     2.25   5      11.125      2  699    5      12        358    2   53.98  58     7/1/07
LOS ANGELES           550000    358   62.73     2.25   5      11.375      2  787    5      12        357    2   62.56  58     7/1/07
LOS ANGELES           485000    358    69.9     2.25   5        11.5      2  668    5      12        358    2   69.77  58     7/1/07
WEST HOLLYWO          510000    358      80     2.25   5      11.375      2  801    5      12        358    2   79.85  58     7/1/07
HERMOSA BEAC          740000    358   50.68     2.25   5       11.25      2  748    5      12        358    2   50.58  58     7/1/07
REDONDO BEAC          440000    358      75     2.25   5       11.25      2  720    5      12        358    2   74.86  58     7/1/07
IRVINE                772000    357   69.82     2.25   5        11.5      2  761    5      12        357    3   69.63  57     6/1/07
LOS ALAMITOS          775000    358   66.13     2.25   5      11.375      2  660    5      12        356    2   65.88  58     7/1/07
IRVINE                730000    358   78.02     2.25   5       11.25      2  743    5      12        358    2   77.87  58     7/1/07
CORONA DEL M          912250    358   42.75     2.25   5        11.5      2  780    5      12        351    2   42.39  58     7/1/07
CORONA DEL M          825000    358   67.88     2.25   5      11.625      2  765    5      12        358    2   67.76  58     7/1/07
IRVINE                600000    358   58.75     2.25   5      11.125      2  756    5      12        357    2   58.59  58     7/1/07
IRVINE                630000    359   53.97     2.25   5       11.25      2  726    5      12        359    1   53.92  59     8/1/07
CORONA DEL M         1000000    359    49.5     2.25   5      11.125      2  788    5      12        359    1   49.45  59     8/1/07
YORBA LINDA           735000    359   62.59     2.25   5      11.125      2  724    5      12        359    1   62.53  59     8/1/07
TAHOE VISTA           488000    358      75     2.25   5      11.375      2  595    5      12        358    2   74.86  58     7/1/07
PALM DESERT           850000    358      44     2.25   5      11.375      2  762    5      12        358    2   43.92  58     7/1/07
PALM SPRINGS          658000    358   73.71     2.25   5      11.375      2  681    5      12        358    2   73.57  58     7/1/07
CHINO HILLS           655000    358   57.25     2.25   5       11.25      2  695    5      12        357    2   57.09  58     7/1/07
BONITA                540000    358      75     2.25   5      11.375      2  756    5      12        358    2   74.86  58     7/1/07
RANCHO SANTE         1950000    358   39.79     2.25   5      11.375      2  717    5      12        358    2   39.72  58     7/1/07
REDWOOD CITY          780000    358   78.46     2.25   5      11.375      2  670    5      12        358    2   78.31  58     7/1/07
LOS ALTOS HI         1500000    358   47.47     2.25   5      11.375      2  733    5      12        358    2   47.38  58     7/1/07
LOS ALTOS HI         3100000    358   17.74     2.25   5       11.25      2  768    5      12        358    2   17.71  58     7/1/07
LOS ALTOS HI         2050000    358      65     2.25   5        11.5      2  754    5      12        358    2   64.88  58     7/1/07
MOUNTAIN VIE         1000000    358    64.8     2.25   5      11.125      2  723    5      12        358    2   64.67  58     7/1/07
SUNNYVALE             562000    358      80     2.25   5       11.25      2  739    5      12        358    2   79.85  58     7/1/07
SUNNYVALE             515000    358   76.99     2.25   5        11.5      2  706    5      12        358    2   76.85  58     7/1/07
PALO ALTO            1000000    359      63     2.25   5        11.5      2  742    5      12        359    1   62.94  59     8/1/07
CAMPBELL              420000    358      80     2.25   5       11.25      2  707    5      12        358    2   79.85  58     7/1/07
SARATOGA              950000    358   34.32     2.25   5       11.25      2  799    5      12        352    2   34.05  58     7/1/07
SAN JOSE              412000    358      80     2.25   5      11.375      2  738    5      12        358    2   79.85  58     7/1/07
SUNNYVALE             545000    359      80     2.25   5      11.125      2  781    5      12        359    1   79.92  59     8/1/07
SUNNYVALE             390000    359   78.85     2.25   5      11.125      2  696    5      12        359    1   78.77  59     8/1/07
SARATOGA              540000    359   64.81     2.25   5      11.375      2  754    5      12        359    1   64.75  59     8/1/07
SAN FRANCISC          504000    358      80     2.25   5      11.625      2  710    5      12        358    2   79.86  58     7/1/07
SAN FRANCISC          610000    358   74.92     2.25   5      11.375      2  727    5      12        358    2   74.78  58     7/1/07
SAN FRANCISC          565000    359    57.7     2.25   5      11.375      2  826    5      12        359    1   57.65  59     8/1/07
HAYWARD               650000    359   64.77     2.25   5      11.125      2  758    5      12        359    1   64.71  59     8/1/07
LIVERMORE             545000    358   65.78     2.25   5      11.125      2  683    5      12        358    2   65.65  58     7/1/07
LIVERMORE             690000    359      80     2.25   5      11.125      2  767    5      12        359    1   79.92  59     8/1/07
NEWARK                455000    358      70     2.25   5        11.5      2  618    5      12        358    2   69.87  58     7/1/07
FREMONT               475000    359      80     2.25   5      11.625      2  787    5      12        359    1   79.93  59     8/1/07
FREMONT               540000    359   68.52     2.25   5      11.125      2  768    5      12        359    1   68.45  59     8/1/07
FREMONT               499900    359   72.01     2.25   5       11.25      2  674    5      12        359    1   71.94  59     8/1/07
CASTRO VALLE          441500    358   79.98     2.25   5        11.5      2  791    5      12        358    2   79.83  58     7/1/07
FREMONT               652000    358   69.94     2.25   5      11.125      2  767    5      12        358    2    69.8  58     7/1/07
FREMONT               500000    359      80     2.25   5      11.125      2  788    5      12        359    1   79.92  59     8/1/07
DUBLIN                630000    359   78.73     2.25   5      11.125      2  731    5      12        359    1   78.65  59     8/1/07
DUBLIN                393000    358    79.9     2.25   5        11.5      2  667    5      12        358    2   79.75  58     7/1/07
PLEASANTON            450000    359      70     2.25   5      11.125      2  764    5      12        359    1   69.93  59     8/1/07
PLEASANTON            659900    357   59.09     2.25   5      11.375      2  782    5      12        357    3   58.92  57     6/1/07
CASTRO VALLE          600000    358   54.67     2.25   5      11.375      2  707    5      12        358    2   54.57  58     7/1/07
CASTRO VALLE          705000    358   57.87     2.25   5      11.375      2  739    5      12        358    2   57.76  58     7/1/07
OAKLAND              1400000    358   29.64     2.25   5      11.375      2  700    5      12        358    2   29.58  58     7/1/07
OAKLAND               620000    358   59.68     2.25   5      11.375      2  753    5      12        358    2   59.57  58     7/1/07
OAKLAND               875000    358   42.29     2.25   5       11.25      2  777    5      12        358    2   42.21  58     7/1/07
WALNUT CREEK          663000    358   50.38     2.25   5      11.125      2  788    5      12        358    2   50.28  58     7/1/07
WALNUT CREEK          653000    358   60.03     2.25   5      11.375      2  778    5      12        358    2   59.92  58     7/1/07
SAN RAMON             550000    358      80     2.25   5       11.25      2  666    5      12        358    2   79.85  58     7/1/07
SAN RAMON             535000    358      80     2.25   5      11.375      2  709    5      12        358    2   79.85  58     7/1/07
SAN RAMON             650000    359      70     2.25   5       11.25      2  661    5      12        359    1   69.93  59     8/1/07
SAN RAMON             485000    359   68.45     2.25   5      11.125      2  787    5      12        359    1   68.38  59     8/1/07
WALNUT CREEK          905000    359   46.96     2.25   5        11.5      2  684    5      12        359    1   46.92  59     8/1/07
DANVILLE              675000    359   75.26     2.25   5      11.375      2  712    5      12        359    1   75.19  59     8/1/07
DANVILLE             1000000    359    36.9     2.25   5      11.125      2  713    5      12        359    1   36.86  59     8/1/07
DANVILLE             1000000    359    54.8     2.25   5      11.125      2  732    5      12        359    1   54.75  59     8/1/07
DANVILLE              835000    359    68.5     2.25   5      11.125      2  746    5      12        358    1   68.39  59     8/1/07
ORINDA                750000    358   65.73     2.25   5       11.25      2  759    5      12        358    2    65.6  58     7/1/07
ALAMO                1100000    359   56.36     2.25   5      11.375      2  725    5      12        359    1   56.31  59     8/1/07
ORINDA               1700000    359   58.82     2.25   5      11.125      2  773    5      12        359    1   58.76  59     8/1/07
ORINDA                650000    359      80     2.25   5      11.375      2  753    5      12        359    1   79.93  59     8/1/07
SANTA CLARIT          475000    358      80     2.25   5        11.5      2  791    5      12        358    2   79.85  58     7/1/07
ALTADENA ARE          625000    358    73.6     2.25   5       11.25      2  584    5      12        358    2   73.46  58     7/1/07
LONG BEACH            552000    359   68.48     2.25   5      11.125      2  760    5      12        359    1   68.41  59     8/1/07
LOS ANGELES           560000    359      70     2.25   5      11.125      2  758    5      12        358    1    69.9  59     8/1/07
GLENDALE              600000    359   50.12     2.25   5      11.125      2  702    5      12        359    1   50.07  59     8/1/07
ROLLING HILL          950000    359   66.82     2.25   5      11.125      2  727    5      12        359    1   66.76  59     8/1/07
RANCHO PALOS         1150000    358   64.61     2.25   5       11.25      2  819    5      12        358    2   64.49  58     7/1/07
LA CANADA FL          715000    359   69.37     2.25   5       11.25      2  703    5      12        359    1    69.3  59     8/1/07
LA CANADA FL         1900000    359   34.21     2.25   5      11.125      2  748    5      12        359    1   34.18  59     8/1/07
PACIFIC GROV         1800000    358   57.14     2.25   5      11.375      2  666    5      12        358    2   57.03  58     7/1/07
SAN RAFAEL            600000    358   61.57     2.25   5      11.125      2  754    5      12        358    2   61.45  58     7/1/07
TIBURON              2070000    358   48.31     2.25   5      11.125      2  765    5      12        358    2   48.22  58     7/1/07
CORTE MADERA         1050000    358   59.24     2.25   5       11.25      2  705    5      12        358    2   59.11  58     7/1/07
MILL VALLEY          1350000    358   45.33     2.25   5      11.375      2  743    5      12        358    2   45.25  58     7/1/07
NOVATO                810000    358   56.91     2.25   5      11.125      2  748    5      12        353    2   56.54  58     7/1/07
NOVATO                566000    358   69.88     2.25   5       11.25      2  747    5      12        358    2   69.75  58     7/1/07
SAN ANSELMO           900000    358    50.5     2.25   5      11.375      2  762    5      12        358    2    50.4  58     7/1/07
SAN RAFAEL           1475000    359    67.8     2.25   5      11.125      2  768    5      12        359    1   67.73  59     8/1/07
TIBURON              1150000    359   71.04     2.25   5      11.125      2  725    5      12        359    1   70.97  59     8/1/07
CORTE MADERA         2500000    359    29.6     2.25   5      11.125      2  749    5      12        359    1   29.57  59     8/1/07
FAIRFAX               510000    359   68.63     2.25   5      11.125      2  676    5      12        359    1   68.56  59     8/1/07
NOVATO                625000    359    50.4     2.25   5      11.125      2  664    5      12        359    1   50.35  59     8/1/07
NOVATO               1000000    359   41.38     2.25   5      11.375      2  701    5      12        359    1   41.34  59     8/1/07
NOVATO                895000    359   69.39     2.25   5       11.25      2  755    5      12        359    1   69.32  59     8/1/07
SAN ANSELMO          1277000    359      70     2.25   5      11.125      2  688    5      12        359    1   69.93  59     8/1/07
RANCHO SANTA          555000    358   79.64     2.25   5      11.125      2  770    5      12        358    2   79.48  58     7/1/07
ALISO VIEJO           650000    359   67.38     2.25   5      11.125      2  708    5      12        359    1   67.31  59     8/1/07
COTO DE CAZA          844000    358   77.19     2.25   5       11.25      2  728    5      12        358    2   77.04  58     7/1/07
COTO DE CAZA          745000    358   79.99     2.25   5      11.125      2  688    5      12        358    2   79.83  58     7/1/07
COTO DE CAZA          709000    359   79.99     2.25   5       11.25      2  778    5      12        359    1   79.91  59     8/1/07
LAGUNA NIGUE         2745000    359   36.25     2.25   5       11.25      2  656    5      12        359    1   36.22  59     8/1/07
HUNTINGTON B          655000    357   67.94     2.25   5      11.375      2  671    5      12        357    3   67.75  57     6/1/07
HUNTINGTON B          662000    358   69.53     2.25   5      11.375      2  741    5      12        358    2    69.4  58     7/1/07
NEWPORT BEAC         1250000    358    48.4     2.25   5       11.25      2  752    5      12        358    2   48.31  58     7/1/07
BOULDER CREE          485000    359   69.28     2.25   5      11.375      2  648    5      12        359    1   69.22  59     8/1/07
SOQUEL                782000    358   79.92     2.25   5       11.25      2  691    5      12        358    2   79.75  58     7/1/07
SAN JOSE             1215000    358   37.04     2.25   5       11.25      2  765    5      12        355    2   36.87  58     7/1/07
SAN JOSE              645000    359   59.22     2.25   5      11.375      2  753    5      12        359    1   59.17  59     8/1/07
SAN JOSE              462000    359      80     2.25   5      11.375      2  771    5      12        359    1   79.93  59     8/1/07
SAN JOSE              500000    358      80     2.25   5       11.25      2  778    5      12        358    2   79.85  58     7/1/07
SAN JOSE              615000    359   69.92     2.25   5       11.25      2  734    5      12        359    1   69.85  59     8/1/07
SAN JOSE              526000    359      80     2.25   5      11.125      2  762    5      12        359    1   79.92  59     8/1/07
SAN JOSE              530000    359   75.85     2.25   5      11.125      2  792    5      12        359    1   75.78  59     8/1/07
SAN JOSE              515000    358   74.95     2.25   5      11.375      2  733    5      12        358    2   74.81  58     7/1/07
SAN JOSE              675000    359   78.22     2.25   5       11.25      2  672    5      12        359    1   78.15  59     8/1/07
SAN JOSE              645000    358   65.12     2.25   5      11.125      2  714    5      12        358    2   64.99  58     7/1/07
MILPITAS              520000    358   72.12     2.25   5       11.25      2  771    5      12        358    2   71.98  58     7/1/07
SANTA CLARA           615000    358   79.51     2.25   5      11.375      2  792    5      12        358    2   79.36  58     7/1/07
SAN JOSE              485000    358   59.18     2.25   5      11.125      2  745    5      12        358    2   59.06  58     7/1/07
SAN JOSE              620000    358   61.45     2.25   5      11.125      2  697    5      12        358    2   61.33  58     7/1/07
MOUNTAIN VIE          530000    358   56.98     2.25   5        11.5      2  743    5      12        358    2   56.88  58     7/1/07
MOUNTAIN VIE          975000    358   34.69     2.25   5       11.25      2  728    5      12        358    2   34.62  58     7/1/07
MOUNTAIN VIE          590000    359   72.88     2.25   5       11.25      2  746    5      12        359    1   72.81  59     8/1/07
MOUNTAIN VIE          475000    359   78.32     2.25   5      11.125      2  811    5      12        359    1   78.24  59     8/1/07
MORGAN HILL           690000    359   55.07     2.25   5       11.25      2  753    5      12        359    1   55.02  59     8/1/07
SAN JOSE              968000    358      75     2.25   5      11.375      2  788    5      12        358    2   74.86  58     7/1/07
SAN JOSE              650000    358   61.54     2.25   5      11.375      2  686    5      12        358    2   61.43  58     7/1/07
SUNNYVALE             650000    358   56.31     2.25   5      11.125      2  778    5      12        358    2    56.2  58     7/1/07
SUNNYVALE             640000    358      70     2.25   5      11.375      2  729    5      12        358    2   69.87  58     7/1/07
SUNNYVALE             714000    358   57.42     2.25   5      11.125      2  721    5      12        358    2   57.31  58     7/1/07
PALO ALTO             770000    358   53.77     2.25   5      11.375      2  756    5      12        358    2   53.67  58     7/1/07
PALO ALTO            1550000    358   64.52     2.25   5       11.25      2  796    5      12        358    2    64.4  58     7/1/07
PALO ALTO             840000    358   58.75     2.25   5       11.25      2  760    5      12        357    2   58.58  58     7/1/07
PALO ALTO             747000    358   64.79     2.25   5      11.125      2  699    5      12        358    2   64.66  58     7/1/07
PALO ALTO             755000    358   51.92     2.25   5      11.125      2  790    5      12        358    2    51.8  58     7/1/07
MOUNTAIN VIE          840000    359   57.14     2.25   5      11.125      2  766    5      12        359    1   57.08  59     8/1/07
CUPERTINO            1200000    358   38.67     2.25   5      11.125      2  790    5      12        357    2   38.55  58     7/1/07
CUPERTINO             755000    359   69.54     2.25   5      11.125      2  681    5      12        359    1   69.47  59     8/1/07
CUPERTINO             748000    359   75.53     2.25   5       11.25      2  773    5      12        359    1   75.46  59     8/1/07
LOS GATOS             625000    357      80     2.25   5        11.5      2  761    5      12        357    3   79.78  57     6/1/07
SAN JOSE             2200000    357   38.64     2.25   5      11.125      2  643    5      12        357    3   38.53  57     6/1/07
LOS GATOS            3930000    358   17.33     2.25   5        11.5      2  804    5      12        358    2    17.3  58     7/1/07
MONTE SERENO         1820000    358   54.62     2.25   5      11.375      2  717    5      12        358    2   54.51  58     7/1/07
LOS GATOS             750000    358   63.07     2.25   5      11.125      2  727    5      12        358    2   62.95  58     7/1/07
SAN JOSE              760000    358   53.29     2.25   5       11.25      2  780    5      12        345    2   52.53  58     7/1/07
SAN JOSE              700000    359      70     2.25   5      11.125      2  690    5      12        359    1   69.93  59     8/1/07
RAMONA                461000    358   73.32     2.25   5      11.125      2  694    5      12        358    2   73.18  58     7/1/07
SAN MARCOS            425000    358      80     2.25   5      11.375      2  644    5      12        358    2   79.85  58     7/1/07
SAN DIEGO             455000    358      70     2.25   5      11.125      2  753    5      12        358    2   69.85  58     7/1/07
SAN DIEGO             438000    359   68.72     2.25   5      11.125      2  709    5      12        359    1   68.65  59     8/1/07
SAN DIEGO             570000    358   70.75     2.25   5      11.125      2  753    5      12        358    2    70.6  58     7/1/07
CARLSBAD              439000    359      80     2.25   5      11.125      2  805    5      12        359    1   79.92  59     8/1/07
SAN DIEGO             650000    358   66.46     2.25   5       11.25      2  767    5      12        358    2   66.33  58     7/1/07
LA JOLLA             1175000    358   48.94     2.25   5      11.125      2  782    5      12        358    2   48.84  58     7/1/07
DEL MAR              1600000    359   53.44     2.25   5      11.125      2  692    5      12        359    1   53.39  59     8/1/07
SAN DIEGO             640000    359      75     2.25   5      11.125      2  766    5      12        359    1   74.93  59     8/1/07
SAN DIEGO            1030000    359   45.92     2.25   5      11.125      2  732    5      12        358    1   45.84  59     8/1/07
REDWOOD CITY          610000    358   57.38     2.25   5      11.375      2  743    5      12        358    2   57.27  58     7/1/07
REDWOOD CITY          535000    359      70     2.25   5      11.375      2  660    5      12        359    1   69.94  59     8/1/07
REDWOOD CITY          500000    359      64     2.25   5        11.5      2  663    5      12        359    1   63.94  59     8/1/07
MENLO PARK            905000    358   51.38     2.25   5      11.375      2  777    5      12        358    2   51.28  58     7/1/07
MENLO PARK            580000    358   61.03     2.25   5      11.125      2  764    5      12        358    2   60.91  58     7/1/07
MENLO PARK            745000    359   47.65     2.25   5      11.125      2  717    5      12        359    1    47.6  59     8/1/07
REDWOOD CITY         1250000    358   69.76     2.25   5      11.125      2  617    5      12        358    2   69.62  58     7/1/07
BURLINGAME           1100000    359   54.03     2.25   5      11.125      2  777    5      12        359    1   53.98  59     8/1/07
ATHERTON             5988000    359   10.86     2.25   5      11.125      2  776    5      12        359    1   10.85  59     8/1/07
SANTA ROSA            405000    358      80     2.25   5       11.25      2  754    5      12        358    2   79.85  58     7/1/07
AMERICAN CAN          471500    358   79.99     2.25   5      11.125      2  675    5      12        358    2   79.83  58     7/1/07
VALLEJO               465000    358   67.74     2.25   5       11.25      2  756    5      12        358    2   67.61  58     7/1/07
SANTA BARBAR          728000    358   67.25     2.25   5      11.125      2  775    5      12        358    2   67.12  58     7/1/07
SANTA BARBAR          717500    358   44.18     2.25   5      11.125      2  808    5      12        358    2   44.09  58     7/1/07
OAK PARK              890000    358   59.27     2.25   5      11.375      2  645    5      12        358    2   59.16  58     7/1/07
THOUSAND OAK          565000    358   75.22     2.25   5      11.125      2  669    5      12        358    2   75.07  58     7/1/07
WASHINGTON            722000    358      80     2.25   5      11.375      2  692    5      12        358    2   79.85  58     7/1/07
PARKLAND              675000    358   66.67     2.25   5      11.125      2  724    5      12        358    2   66.54  58     7/1/07
WESTON                598000    358      80     2.25   5      11.125      2  686    5      12        358    2   79.84  58     7/1/07
ALPHARETTA            318000    358   55.03     2.25   5       11.25      2  737    5      12        358    2   54.93  58     7/1/07
CHICAGO               530000    357   64.15     2.25   5      11.375      2  781    5      12        354    3   63.78  57     6/1/07
GRAYSLAKE             337500    358      95     2.25   5        11.5      2  794    5      12        358    2   94.83  58     7/1/07
ALGONQUIN             436000    358      90     2.25   5      11.375      2  776    5      12        358    2   89.83  58     7/1/07
ELGIN                 600000    357      80     2.25   5      11.375      2  729    5      12        357    3   79.78  57     6/1/07
INDIANAPOLIS          675000    358   69.63     2.25   5      11.125      2  738    5      12        358    2   69.49  58     7/1/07
NEWTON               1600000    359   40.94     2.25   5       11.25      2  773    5      12        359    1    40.9  59     8/1/07
NEWTON                700000    359   70.93     2.25   5       11.25      2  774    5      12        359    1   70.86  59     8/1/07
MARION                500000    359      69     2.25   5       11.25      2  793    5      12        359    1   68.93  59     8/1/07
BOSTON                393000    358      80     2.25   5       11.25      2  711    5      12        358    2   79.85  58     7/1/07
BOSTON                416000    358   74.98     2.25   5        11.5      2  766    5      12        358    2   74.84  58     7/1/07
BOSTON                815000    359      80     2.25   5      11.125      2  767    5      12        359    1   79.92  59     8/1/07
CHARLESTOWN           485000    359   73.61     2.25   5      11.125      2  784    5      12        359    1   73.54  59     8/1/07
LEXINGTON             670000    358   67.16     2.25   5       11.25      2  643    5      12        358    2   67.03  58     7/1/07
LEXINGTON             562000    359      80     2.25   5      11.125      2  752    5      12        359    1   79.92  59     8/1/07
CAMBRIDGE             473000    358   73.15     2.25   5        11.5      2  704    5      12        358    2   73.02  58     7/1/07
WELLESLEY             775000    358   62.58     2.25   5      11.125      2  779    5      12        357    2   62.42  58     7/1/07
BROOKLINE             530000    358      90     2.25   5       11.25      2  781    5      12        358    2   89.83  58     7/1/07
WELLESLEY             910000    358   58.24     2.25   5       11.25      2  619    5      12        358    2   58.13  58     7/1/07
IPSWICH               500000    358    76.4     2.25   5      11.375      2  654    5      12        358    2   76.26  58     7/1/07
MIDDLETON             950000    358   47.76     2.25   5      11.125      2  668    5      12        358    2   47.67  58     7/1/07
MARBLEHEAD            625000    358    67.2     2.25   5      11.375      2  615    5      12        358    2   67.08  58     7/1/07
MILLERSVILLE          535000    358   79.99     2.25   5      11.125      2  641    5      12        358    2   79.83  58     7/1/07
BALDWIN               485000    358      80     2.25   5        11.5      2  795    5      12        358    2   79.85  58     7/1/07
BROOKEVILLE           560000    358      80     2.25   5      11.625      2  737    5      12        356    2   79.68  58     7/1/07
CHASKA                475000    359    88.3     2.25   5      11.125      2  685    5      12        359    1   88.21  59     8/1/07
LEAWOOD               435000    358      90     2.25   5       11.75      2  647    5      12        358    2   89.84  58     7/1/07
WAXHAW                480000    357   79.86     2.25   5      11.125      2  795    5      12        357    3   79.63  57     6/1/07
BROOKLYN              425000    358      80     2.25   5       11.25      2  793    5      12        358    2   79.85  58     7/1/07
BROOKLYN              475000    359      80     2.25   5       11.25      2         5      12        359    1   79.92  59     8/1/07
NEW YORK              490000    358      80     2.25   5      11.125      2  798    5      12        358    2   79.84  58     7/1/07
NEW YORK              432000    359   77.26     2.25   5      11.375      2  807    5      12        359    1   77.19  59     8/1/07
ELMA                  800000    358   72.94     2.25   5      11.125      2  648    5      12        358    2    72.8  58     7/1/07
NANTUCKET             700000    358      75     2.25   5      11.375      2  684    5      12        358    2   74.86  58     7/1/07
SOUTH HARPSW         1275000    357   33.53     2.25   5       11.25      2  680    5      12        357    3   33.43  57     6/1/07
SUFFOLK               515000    358      80     2.25   5      11.375      2  768    5      12        358    2   79.85  58     7/1/07
VIRGINIA BEA         1400000    358   46.43     2.75   5       11.25      2  664    5      12        358    2   46.34  58     7/1/07
SIMPSONVILLE          590000    358   65.25     2.25   5      11.125      2  732    5      12        358    2   65.12  58     7/1/07
UNIVERSITY P         1775000    357   56.34     2.25   5      11.125      2  621    5      12        357    3   56.17  57     6/1/07
MAGNOLIA              461500    359   76.49     2.25   5       11.25      2  742    5      12        359    1   76.42  59     8/1/07
CENTREVILLE           430000    358   73.26     2.25   5      11.125      2  711    5      12        358    2   73.12  58     7/1/07
CHANTILLY             443000    358   79.99     2.25   5      11.375      2  724    5      12        358    2   79.84  58     7/1/07
HERNDON               580000    358   79.99     2.25   5       11.25      2  656    5      12        358    2   79.84  58     7/1/07
VIENNA                470000    358      80     2.25   5      11.125      2  722    5      12        358    2   79.84  58     7/1/07
LEESBURG              620000    357    77.6     2.25   5       11.25      2  627    5      12        357    3   77.38  57     6/1/07
SEATTLE               550000    358   79.09     2.25   5       11.25      2  731    5      12        358    2   78.94  58     7/1/07
EAST GREENWI          408000    358      80     2.25   5       11.25      2  598    5      12        358    2   79.85  58     7/1/07
NEW CANAAN            740000    358   68.03     2.25   5       11.25      2  778    5      12        358    2    67.9  58     7/1/07
GLEN ROCK             400000    359   79.99     2.25   5      11.375      2  703    5      12        359    1   79.92  59     8/1/07
CRESSKILL            1400000    358   31.07     2.25   5       11.25      2  772    5      12        358    2   31.01  58     7/1/07
HILLSDALE             440000    358      80     2.25   5      11.125      2  783    5      12        358    2   79.83  58     7/1/07
OLD TAPPAN            470000    358      80     2.25   5       11.25      2  735    5      12        358    2   79.85  58     7/1/07
SUMMIT               1180000    359      75     2.25   5      11.625      2  791    5      12        359    1   74.93  59     8/1/07
OCEAN CITY            555000    358   73.87     2.25   5        11.5      2  756    5      12        358    2   73.74  58     7/1/07
OCEAN CITY            875000    359      65     2.25   5      11.125      2  782    5      12        359    1   64.94  59     8/1/07
BRANCHBURG            400500    359   79.76     2.25   5      11.375      2  627    5      12        359    1   79.69  59     8/1/07
LARCHMONT             875000    358   62.86     2.25   5        11.5      2  654    5      12        358    2   62.75  58     7/1/07
CHEVY CHASE          1110000    358      75     2.25   5      11.375      2  743    5      12        358    2   74.86  58     7/1/07
TAKOMA PARK           540000    358      80     2.25   5      11.125      2  763    5      12        358    2   79.84  58     7/1/07
BALTIMORE             600000    358   64.17     2.25   5        11.5      2  716    5      12        358    2   64.05  58     7/1/07
ROSWELL               550000    358   74.55     2.25   5       11.25      2  620    5      12        358    2   74.41  58     7/1/07
ATLANTA               450000    358      80     2.25   5        11.5      2  715    5      12        358    2   79.85  58     7/1/07
VERMILION            2800000    359   35.71     2.25   5        11.5      2  713    5      12        359    1   35.68  59     8/1/07
ANN ARBOR             378000    358   89.88     2.25   5       11.75      2  790    5      12        357    2   89.68  58     7/1/07
COMMERCE TOW          400000    359   90.52     2.25   5      11.125      2  677    5      12        359    1   90.43  59     8/1/07
HOFFMAN ESTA          425000    358      80     2.25   5      11.125      2  611    5      12        357    2    79.8  58     7/1/07
CHICAGO               367000    359   85.83     2.25   5       11.25      2  703    5      12        359    1   85.75  59     8/1/07
DENVER                600000    358      80     2.25   5        11.5      2  691    5      12        358    2   79.85  58     7/1/07
DENVER                430000    358   79.26     2.25   5       11.25      2  724    5      12        357    2   79.04  58     7/1/07
MESA                 1100000    358      80     2.25   5        11.5      2  623    5      12        358    2   79.85  58     7/1/07
MESA                  595000    358      75     2.25   5      11.125      2  797    5      12        358    2   74.85  58     7/1/07
SCOTTSDALE            509000    358   69.74     2.25   5      11.375      2  686    5      12        358    2   69.61  58     7/1/07
REDMOND               610000    359   74.19     2.25   5      11.125      2  799    5      12        359    1   74.12  59     8/1/07
WOODINVILLE           483000    358   68.94     2.25   5       11.25      2  644    5      12        358    2   68.81  58     7/1/07
POINTE CLEA          1713000    354   49.63     2.25   5      11.375      2  755    5      12               6   49.63  54     3/1/07
PARADISE VA          1825000    354   54.79     2.25   5       11.25      2  759    5      12               6   54.79  54     3/1/07
TUCSON                945000    351   69.12     2.25   5      11.375      2  677    5      12               9   69.12  51    12/1/06
RICHMOND              424375    346   79.89     2.25   5        12.5      2  759    5      12              14   79.89  46     7/1/06
REDONDO BEA           364000    343      90        2   5      11.875      2  685    5      12              17      90  43     4/1/06
SANTA MONIC           640000    347      80     2.25   5       12.25      2  777    5      12              13      80  47     8/1/06
MANHATTAN B          1235000    355   74.97     2.25   5      11.125      2  753    5      12               5   74.97  55     4/1/07
PACIFIC PAL          1485000    347   56.32     2.25   5          12      2  699    5      12              13   56.32  47     8/1/06
LOS ANGELES          1195000    347   68.45     2.25   5      12.125      2         5      12              13   68.45  47     8/1/06
LOS ANGELES          2200000    351   36.36     2.25   5      11.125      2  768    5      12               9   36.34  51    12/1/06
MALIBU               5000000    350      22     2.25   5      11.375      2  743    5      12              10      22  50    11/1/06
LONG BEACH            825000    351   44.84     2.25   5       11.25      2  780    5      12               9   44.84  51    12/1/06
LOS ANGELES           850000    352   46.76     2.25   5      11.375      2  787    5      12               8   46.76  52     1/1/07
LONG BEACH           1150000    352   65.21     2.25   5       11.25      2  707    5      12               8   65.21  52     1/1/07
LOS ANGELES           725000    353   55.72     2.25   5       11.25      2  679    5      12               7   55.72  53     2/1/07
SANTA MONIC          1185000    353    40.5     2.25   5      11.375      2  744    5      12               7    40.5  53     2/1/07
LOS ANGELES          1700000    353   44.11     2.25   5        11.5      2  593    5      12               7   44.11  53     2/1/07
LOS ANGELES           679000    353      80     2.25   5        11.5      2  685    5      12               7   79.77  53     2/1/07
LOS ANGELES          4000000    354      25     2.25   5       11.25      2  672    5      12               6      25  54     3/1/07
LOS ANGELES           875000    353   51.65     2.25   5      11.125      2  699    5      12               7   51.65  53     2/1/07
BEVERLY HIL          2225000    354   44.94     2.25   5      11.625      2  769    5      12               6   44.94  54     3/1/07
LA PLAYA DE           900000    354      80     2.25   5      11.375      2  722    5      12               6   79.22  54     3/1/07
GLENDORA              410000    355    75.6     2.25   5      11.375      2  716    5      12               5    75.6  55     4/1/07
CARMEL               2000000    353      29     2.25   5       11.25      2  761    5      12               7      29  53     2/1/07
SAN CLEMENT           578000    348      80        2   5      11.625      2  747    5      12              12      80  48     9/1/06
NEWPORT BEA          3000000    350      50     2.25   5       11.25      2  770    5      12              10      50  50    11/1/06
NEWPORT COA          1050000    352   36.66     2.25   5       11.25      2  669    5      12               8   36.66  52     1/1/07
SAN CLEMENT           562000    353      80     2.25   5        11.5      2  666    5      12               7    79.9  53     2/1/07
SAN CLEMENT           425000    353   89.98     2.25   5      11.625      2  672    5      12               7   89.98  53     2/1/07
IRVINE                410000    355      80     2.25   5      11.125      2  720    5      12               5      80  55     4/1/07
TAHOE CITY            875000    342      64     2.25   5       12.25      2  736    5      12              18      64  42     3/1/06
PALM DESERT           737000    353   67.84     2.25   5       11.75      2  728    5      12               7   67.84  53     2/1/07
PALM SPRING          1750000    357      70     2.25   5      11.375      2  738    5      12               3      70  57     6/1/07
SAN DIEGO             455000    354      85     2.25   5      11.375      2  764    5      12               6   84.69  54     3/1/07
RANCHO SANT          2000000    347    35.5     2.25   5      12.125      2  804    5      12              13    35.5  47     8/1/06
RANCHO SANT          1410000    347   52.48     2.25   5      12.125      2  755    5      12              13   52.48  47     8/1/06
REDWOOD CIT           487000    348      80     2.25   5          12      2  733    5      12              12      80  48     9/1/06
LOS ALTOS            1730000    349    40.8     2.25   5      11.875      2  793    5      12              11    40.8  49    10/1/06
MOUNTAIN VI           900000    352   72.77     2.25   5       11.25      2  740    5      12               8    72.3  52     1/1/07
THOUSAND OA           640000    353      80     2.25   5      11.875      2  672    5      12               7      80  53     2/1/07
SAUSALITO             900000    347      80     2.25   5          12      2  703    5      12              13   79.51  47     8/1/06
SAN FRANCIS           613000    353   51.06     2.25   5      11.375      2  676    5      12               7   51.06  53     2/1/07
MENLO PARK           1000000    354   60.47     2.25   5      11.125      2  800    5      12               6   60.47  54     3/1/07
MENLO PARK            449000    355      80     2.25   5      11.125      2  752    5      12               5   79.96  55     4/1/07
SAN FRANCIS           538500    354      80     2.25   5      11.375      2  739    5      12               6      80  54     3/1/07
SAN FRANCIS          1165000    348      80     2.25   5      11.875      2  699    5      12              12   79.95  48     9/1/06
SAN FRANCIS           615000    350   65.04     2.25   5      11.625      2  790    5      12              10   65.04  50    11/1/06
SAN FRANCIS           860000    350      80     2.25   5       11.25      2  771    5      12              10      80  50    11/1/06
TIBURON              1650000    350    60.6     2.25   5      11.375      2  791    5      12              10    60.6  50    11/1/06
SAN FRANCIS           675000    354   59.25     2.25   5      11.375      2  715    5      12               6   59.25  54     3/1/07
SAN FRANCIS          1400000    354   25.36     2.25   5      11.125      2  786    5      12               6   25.36  54     3/1/07
SAN FRANCIS          2075000    354   48.19     2.25   5      11.375      2  762    5      12               6   48.19  54     3/1/07
SAN FRANCIS          1800000    356   75.83     2.25   5       11.75      2  630    5      12               4   75.83  56     5/1/07
SAN DIEGO             580000    344      80     2.25   5          12      2  736    5      12              16      80  44     5/1/06
SAN DIEGO (           698000    352      80     2.25   5       11.25      2  713    5      12               8      80  52     1/1/07
SOLANA BEAC           492000    352      80     2.25   5      11.375      2  725    5      12               8      80  52     1/1/07
HAYWARD               400000    345      95     2.25   5          12      2  680    5      12              15      95  45     6/1/06
LIVERMORE            1060000    345      80     2.25   5      12.125      2  777    5      12              15      80  45     6/1/06
LIVERMORE             387000    348      80     2.25   5       11.75      2  779    5      12              12      80  48     9/1/06
LIVERMORE             785000    354   69.93     2.25   5      11.375      2  697    5      12               6   69.85  54     3/1/07
LIVERMORE             845000    355   59.88     2.25   5      11.125      2  770    5      12               5   59.86  55     4/1/07
LIVERMORE             550000    355      80     2.25   5      11.375      2  776    5      12               5      80  55     4/1/07
NEWARK                394000    344      95     2.25   5        12.5      2  727    5      12              16   94.93  44     5/1/06
DUBLIN                516000    355      80     2.25   5       11.25      2  786    5      12               5      80  55     4/1/07
CASTRO VALL           475000    344      80     2.25   5        12.5      2  780    5      12              16      80  44     5/1/06
PLEASANTON            965000    349   49.43     2.25   5      11.875      2  798    5      12              11   49.43  49    10/1/06
CASTRO VALL           670000    349   74.07        2   5       11.25      2  712    5      12              11   74.07  49    10/1/06
PLEASANTON            836000    352   74.37     2.25   5       11.25      2  804    5      12               8   74.32  52     1/1/07
BERKELEY              850000    346   46.94     2.25   5      12.375      2  641    5      12              14   46.94  46     7/1/06
PIEDMONT             1415000    349   70.67     2.25   5       11.75      2  675    5      12              11   70.67  49    10/1/06
BERKELEY              930000    354      80     2.25   5       11.25      2  709    5      12               6      80  54     3/1/07
HERCULES              410000    347      80     2.25   5      12.125      2  679    5      12              13      80  47     8/1/06
WALNUT CREE           519500    345   79.82     2.25   5      12.125      2  759    5      12              15   79.81  45     6/1/06
WALNUT CREE           620000    347   54.51     2.25   5       12.25      2  708    5      12              13   54.51  47     8/1/06
SAN RAMON             725000    346   56.55        2   5      11.875      2  715    5      12              14   56.55  46     7/1/06
SAN RAMON             600000    353    62.5     2.25   5      11.625      2  735    5      12               7    62.5  53     2/1/07
DANVILLE              425000    345      80     2.25   5       12.25      2  786    5      12              15      80  45     6/1/06
DANVILLE              850000    345    44.7     2.25   5      11.625      2  744    5      12              15    44.7  45     6/1/06
DANVILLE              525000    342   89.98     2.25   5       12.25      2  787    5      12              18   89.98  42     3/1/06
ORINDA               2125000    346    64.7     2.25   5       12.25      2  799    5      12              14    64.7  46     7/1/06
ALAMO                1450000    348   51.72     2.25   5          12      2  736    5      12              12   51.72  48     9/1/06
ALAMO                1300000    355   38.46     2.25   5       11.25      2  797    5      12               5   38.46  55     4/1/07
ALAMO                1400000    355   26.78     2.25   5      11.125      2  795    5      12               5   26.77  55     4/1/07
LOS ANGELES           590000    347      75     2.25   5          12      2  767    5      12              13      75  47     8/1/06
ROWLAND HEI           460000    352      80     2.25   5       11.25      2  732    5      12               8      80  52     1/1/07
LA CRESCENT          1100000    344   69.68     2.25   5      12.125      2  690    5      12              16   69.68  44     5/1/06
LOS ANGELES           730000    353      80     2.25   5      11.125      2  640    5      12               7      80  53     2/1/07
LOS ANGELES           470000    353      80     2.25   5      11.125      2  723    5      12               7      80  53     2/1/07
MANHATTAN B          1350000    345   59.25     2.25   5      12.375      2  764    5      12              15   59.25  45     6/1/06
TOLUCA LAKE          3200000    347   53.28     2.25   5          12      2  713    5      12              13   53.28  47     8/1/06
MANHATTAN B          1250000    351    50.8     2.25   5      11.125      2  647    5      12               9    50.8  51    12/1/06
MANHATTAN B          1725000    352   69.97     2.25   5       11.25      2  679    5      12               8   69.97  52     1/1/07
MANHATTAN B           472000    355      80     2.25   5      11.375      2  768    5      12               5      80  55     4/1/07
MANHATTAN B          1150000    355   73.47     2.25   5      11.875      2  708    5      12               5   73.47  55     4/1/07
LOS ANGELES           639000    353      80     2.25   5        11.5      2  694    5      12               7      80  53     2/1/07
ROLLING HIL          1750000    354   57.14     2.25   5       11.25      2  722    5      12               6   57.14  54     3/1/07
MONTEREY             1000000    346    62.5     2.25   5          12      2  793    5      12              14    62.5  46     7/1/06
CARMEL VALL           950000    354   77.89     2.25   5      11.625      2  735    5      12               6   77.89  54     3/1/07
MUIR BEACH           1100000    344   55.45     2.25   5      12.375      2  718    5      12              16   54.87  44     5/1/06
KENTFIELD             850000    352   55.29     2.25   5      11.375      2  737    5      12               8   55.29  52     1/1/07
TIBURON               875000    352   51.42     2.25   5       11.25      2  794    5      12               8   51.42  52     1/1/07
SAN RAFAEL            696000    354   61.06     2.25   5       11.25      2  705    5      12               6   61.06  54     3/1/07
SAN RAFAEL            975000    354   43.61     2.25   5        11.5      2  723    5      12               6   43.61  54     3/1/07
BELVEDERE            3750000    353   39.25     2.25   5      11.625      2         5      12               7   39.25  53     2/1/07
MILL VALLEY          1250000    353      56     2.25   5       11.25      2  758    5      12               7      56  53     2/1/07
SAN RAFAEL            636000    355   78.61     2.25   5        11.5      2  711    5      12               5   78.61  55     4/1/07
MILL VALLEY          1050000    355   47.61     2.25   5       11.25      2  804    5      12               5   47.61  55     4/1/07
NAPA                  485000    354      80     2.25   5      11.375      2  745    5      12               6      80  54     3/1/07
NAPA                 1800000    353   55.55     2.25   5        11.5      2  775    5      12               7   55.55  53     2/1/07
ALISO VIEJO           730000    351   73.28     2.25   5       11.25      2  756    5      12               9   73.28  51    12/1/06
ALISO VIEJO           387000    352      80     2.25   5        11.5      2  690    5      12               8      80  52     1/1/07
ALISO VIEJO           623000    353      80     2.25   5        11.5      2  702    5      12               7   79.87  53     2/1/07
DANA POINT           4500000    348   33.33     2.25   5          12      2  748    5      12              12   33.33  48     9/1/06
LAGUNA NIGU           521000    343      80     2.25   5       12.25      2  778    5      12              17      80  43     4/1/06
LAGUNA NIGU           570000    352   71.84     2.25   5      11.375      2  752    5      12               8   71.84  52     1/1/07
SEAL BEACH            545000    354   73.39     2.25   5       11.75      2  789    5      12               6   61.78  54     3/1/07
LAGUNA NIGU           525000    355      80     2.25   5        11.5      2  666    5      12               5   79.46  55     4/1/07
HUNTINGTON            685000    343      75     2.25   5       12.25      2  719    5      12              17      75  43     4/1/06
HUNTINGTON            620000    343      80     2.25   5      12.375      2  776    5      12              17      80  43     4/1/06
NEWPORT BEA          1300000    343   48.07     2.25   5      12.125      2  795    5      12              17   48.07  43     4/1/06
NEWPORT BEA           760000    345      80     2.25   5      12.125      2  797    5      12              15   79.84  45     6/1/06
LAGUNA BEAC           918000    350   78.92     2.25   5      11.375      2  764    5      12              10   78.92  50    11/1/06
HUNTINGTON           1125000    352   50.35     2.25   5       11.25      2  772    5      12               8   50.35  52     1/1/07
NEWPORT BEA           875000    352   45.65     2.25   5      11.125      2  635    5      12               8   45.65  52     1/1/07
GRANITE BAY           959000    350   68.42     2.25   5       11.25      2  791    5      12              10   68.42  50    11/1/06
GRANITE BAY          1050000    354   58.57     2.25   5      11.125      2  753    5      12               6   58.57  54     3/1/07
SANTA CRUZ            446000    342      80     2.25   5        12.5      2  745    5      12              18   79.79  42     3/1/06
SCOTTS VALL          1877000    353   31.06     2.25   5      11.375      2  768    5      12               7   31.06  53     2/1/07
SAN JOSE             1365000    348   42.85     2.25   5      11.875      2  650    5      12              12   42.85  48     9/1/06
SAN JOSE              436000    343   79.98     2.25   5       12.25      2  712    5      12              17   79.98  43     4/1/06
MORGAN HILL          1025000    353      80     2.25   5      11.375      2  671    5      12               7      80  53     2/1/07
SUNNYVALE             725000    350   55.17     2.25   5       11.25      2  745    5      12              10   55.17  50    11/1/06
CUPERTINO            1000000    356    75.9     2.25   5      11.375      2  793    5      12               4    75.9  56     5/1/07
LOS GATOS            1800000    346   55.55     2.25   5      12.375      2  728    5      12              14   55.55  46     7/1/06
LOS GATOS            1250000    353      75     2.25   5       11.75      2  734    5      12               7      75  53     2/1/07
LOS GATOS             640000    354      78     2.25   5      11.625      2  726    5      12               6      78  54     3/1/07
SAN JOSE              900000    354   58.33     2.25   5      11.375      2  774    5      12               6   58.33  54     3/1/07
SAN MARCOS            415000    353   74.69     2.25   5       11.75      2  756    5      12               7   74.54  53     2/1/07
SAN DIEGO             515000    347   73.98     2.25   5      12.125      2  750    5      12              13   73.98  47     8/1/06
SAN DIEGO             560000    348      80     2.25   5          12      2  795    5      12              12      80  48     9/1/06
SAN DIEGO            1100000    352   63.63     2.25   5       11.25      2  810    5      12               8   63.18  52     1/1/07
SAN DIEGO             750000    353      70     2.25   5      11.625      2  680    5      12               7      70  53     2/1/07
LA JOLLA             1015000    344   73.74     2.25   5      12.375      2  788    5      12              16   73.74  44     5/1/06
SAN DIEGO             667000    348   79.99     2.25   5          12      2  601    5      12              12   79.91  48     9/1/06
SAN DIEGO             880000    350      80     2.25   5      11.125      2  734    5      12              10      80  50    11/1/06
SAN DIEGO             840000    355      80     2.25   5      11.625      2  678    5      12               5      80  55     4/1/07
ATASCADERO            700000    352      70     2.25   5      11.125      2  782    5      12               8      70  52     1/1/07
DALY CITY             480000    353      80     2.25   5      11.375      2  690    5      12               7   79.99  53     2/1/07
DALY CITY             506000    354      80     2.25   5      11.125      2  706    5      12               6      80  54     3/1/07
SAN BRUNO             601000    343      80     2.25   5      12.375      2  730    5      12              17      80  43     4/1/06
HALF MOON B           600000    354      80     2.25   5      11.125      2  710    5      12               6      80  54     3/1/07
BELMONT               650000    354   53.84     2.25   5      11.625      2  786    5      12               6   53.84  54     3/1/07
SAN CARLOS            995000    343   30.35     2.25   5        12.5      2  739    5      12              17   30.33  43     4/1/06
MENLO PARK           2000000    350      30     2.25   5      11.375      2  704    5      12              10      30  50    11/1/06
SAN CARLOS           1150000    354   39.65     2.25   5       11.25      2  789    5      12               6   39.65  54     3/1/07
ATHERTON             4250000    343   12.47     2.25   5      12.125      2  802    5      12              17   12.47  43     4/1/06
REDWOOD CIT           830000    345      80     2.25   5       12.25      2  740    5      12              15      80  45     6/1/06
HILLSBOROUG          3200000    348   30.62     2.25   5          12      2  758    5      12              12   30.62  48     9/1/06
SAN MATEO            2375000    348   31.91     2.25   5      11.875      2  705    5      12              12   31.91  48     9/1/06
HILLSBOROUG          2900000    354   34.48     2.25   5      11.125      2  735    5      12               6   34.47  54     3/1/07
WOODSIDE             2100000    354   32.14     2.25   5      11.625      2  699    5      12               6   32.05  54     3/1/07
REDWOOD CIT           820000    355   68.17     2.25   5      11.375      2  781    5      12               5   68.17  55     4/1/07
WOODSIDE             2000000    355      50     2.25   5       11.25      2  767    5      12               5      50  55     4/1/07
ATHERTON             2300000    356      80     2.25   5        11.5      2  749    5      12               4      80  56     5/1/07
VALLEJO               586000    355   84.92        2   5      11.125      2  722    5      12               5   84.92  55     4/1/07
BENECIA               455000    348      80     2.25   5          12      2  601    5      12              12   79.53  48     9/1/06
MOORPARK              385000    355      80     2.25   5        11.5      2  782    5      12               5      80  55     4/1/07
SIMI VALLEY           458000    353      80     2.25   5      11.375      2  717    5      12               7   79.75  53     2/1/07
WESTLAKE VI           556000    354      75     2.25   5      11.125      2  775    5      12               6      75  54     3/1/07
GOLDEN                480000    352      80     2.25   5        11.5      2  733    5      12               8      80  52     1/1/07
WASHINGTON           4500000    351   21.11     2.25   5      11.125      2  708    5      12               9   20.91  51    12/1/06
WASHINGTON            750000    343      80     2.25   5      12.625      2  686    5      12              17      80  43     4/1/06
MIDDLETOWN            407000    353   94.99     2.25   5       11.25      2  765    5      12               7   94.99  53     2/1/07
MT AIRY               500000    355    68.4     2.25   5      11.125      2  737    5      12               5    68.4  55     4/1/07
PORT CHARLO           470427    343   70.82     2.25   5       12.25      2  794    5      12              17   70.81  43     4/1/06
NAPLES               2220000    355   13.54     2.25   5      11.125      2  793    5      12               5   13.54  55     4/1/07
NAPLES                580000    355      80     2.25   5       11.25      2  800    5      12               5    72.3  55     4/1/07
ATLANTIC BE          1380000    343   73.52     2.25   5      12.375      2  772    5      12              17   44.02  43     4/1/06
TAMPA                 555700    353      90     2.25   5       11.25      2  739    5      12               7      90  53     2/1/07
FORT MYERS           1200000    354      75     2.25   5        11.5      2  804    5      12               6      75  54     3/1/07
BOCA RATON           2400000    351   49.64     2.25   5       11.25      2  754    5      12               9   49.64  51    12/1/06
LAKELAND             2500000    355      50     2.25   5        11.5      2  759    5      12               5      50  55     4/1/07
ORMOND BEAC           786000    343      80     2.25   5       12.25      2  614    5      12              17      80  43     4/1/06
PONTE VEDRA           835000    343   61.19     2.25   5          12      2  692    5      12              17   61.19  43     4/1/06
PONTE VEDRA           504000    348      80     2.25   5          12      2  790    5      12              12      80  48     9/1/06
PONTE VEDRA          1000000    348    57.3     2.25   5          12      2  756    5      12              12    57.3  48     9/1/06
PONTE VEDRA          1040000    350   68.26     2.25   5       11.25      2  754    5      12              10   68.26  50    11/1/06
ALPHARETTA            557000    346      95     2.25   5       12.25      2  743    5      12              14   94.91  46     7/1/06
ATLANTA               530000    352   67.64     2.25   5       11.25      2  767    5      12               8   67.64  52     1/1/07
DULUTH                648000    353      80     2.25   5      11.125      2  795    5      12               7      80  53     2/1/07
WEST HARWIC           910000    343   71.42     2.25   5        12.5      2  789    5      12              17   71.42  43     4/1/06
CHARLESTOWN           525000    346      80     2.25   5      12.125      2  715    5      12              14      80  46     7/1/06
NEEDHAM               385000    342   79.79     2.25   5        12.5      2  620    5      12              18   79.79  42     3/1/06
EDINA                1450000    352   68.96     2.25   5       11.25      2  661    5      12               8   68.96  52     1/1/07
MINNETONKA           1625000    353   59.07     2.25   5      11.375      2  604    5      12               7   59.07  53     2/1/07
BONNER SPRI           440000    351   79.54     2.25   5      11.625      2  726    5      12               9   78.95  51    12/1/06
LEAWOOD              1350000    351   70.74     2.25   5      11.125      2  727    5      12               9   70.74  51    12/1/06
RENO                  795000    352    56.6     2.25   5      11.125      2  774    5      12               8    56.6  52     1/1/07
WAINSCOTT             680000    345   69.78     2.25   5        12.5      2  709    5      12              15   69.65  45     6/1/06
MUNSTER               465000    343      80     2.25   5        12.5      2  661    5      12              17   79.84  43     4/1/06
JACKSON UNI          4500000    346   14.44     2.25   5          12      2  775    5      12              14   14.44  46     7/1/06
SANTA FE              535000    346      80     2.25   5          12      2  789    5      12              14      80  46     7/1/06
INDIAN HARB          1400000    347   72.99     2.25   5      12.375      2  741    5      12              13   72.99  47     8/1/06
ASPEN                3800000    347   20.78     2.25   5      12.375      2  738    5      12              13   20.78  47     8/1/06
KETCHUM              1520000    347      38     2.25   5      12.375      2  707    5      12              13      38  47     8/1/06
JACKSON              1730000    348    28.9     2.25   5          12      2  784    5      12              12    28.9  48     9/1/06
CHESTERFIEL           470000    350      75     2.25   5       11.25      2  778    5      12              10      75  50    11/1/06
SOUTHLAKE            1800000    350   55.32     2.25   5        11.5      2  589    5      12              10   55.32  50    11/1/06
FT COLLINS            484000    350   77.47     2.25   5      11.375      2  743    5      12              10   77.47  50    11/1/06
RENSSELAER            485000    352   83.09     2.25   5        11.5      2  776    5      12               8   83.09  52     1/1/07
NEW BUFFALO          2700000    352   37.03     2.25   5       11.25      2  732    5      12               8   37.03  52     1/1/07
STEAMBOAT S           995000    352      70     2.25   5      11.375      2  769    5      12               8      70  52     1/1/07
LONGBOAT KE          1840000    353   17.71     2.25   5      11.125      2  776    5      12               7   17.71  53     2/1/07
VERO BEACH           1050000    354   53.23     2.25   5      11.375      2  683    5      12               6   53.23  54     3/1/07
VERO BEACH           1415000    354   72.56     2.25   5      11.125      2  766    5      12               6   72.56  54     3/1/07
SOUTHLAKE             480000    355   79.99     2.25   5        11.5      2  592    5      12               5   79.99  55     4/1/07
SALEM                1500000    354   66.66     2.25   5      11.125      2  759    5      12               6   66.66  54     3/1/07
SNOWMASS VI          2650000    355      65     2.25   5      12.375      2  751    5      12               5      65  55     4/1/07
TROPHY CLUB           550000    342      80     2.25   5      12.375      2  719    5      12              18      80  42     3/1/06
DALLAS                690000    344      80     2.25   5      12.125      2  705    5      12              16      80  44     5/1/06
FLOWER MOUN           680000    352   73.52     2.25   5       11.25      2  698    5      12               8   73.52  52     1/1/07
DALLAS                820000    354   51.76     2.25   5      11.625      2  663    5      12               6   51.76  54     3/1/07
DALLAS                415000    354      80     2.25   5        11.5      2  730    5      12               6   79.98  54     3/1/07
DALLAS               1100000    354   73.17     2.25   5       11.25      2  764    5      12               6   73.17  54     3/1/07
HOUSTON               775000    348   73.68     2.25   5          12      2  721    5      12              12   60.21  48     9/1/06
HOUSTON               435000    349      80     2.25   5      11.875      2  738    5      12              11      80  49    10/1/06
HOUSTON               500000    356      80        2   5      11.125      2  735    5      12               4      80  56     5/1/07
MC LEAN              1725000    348   29.41     2.25   5       11.75      2  776    5      12              12   23.53  48     9/1/06
FAIRFAX               820000    355   58.53     2.25   5        11.5      2  775    5      12               5   58.53  55     4/1/07
LEESBURG              800000    343   63.06     2.25   5       12.25      2  625    5      12              17   63.06  43     4/1/06
VASHON ISLA           595000    347      80     2.25   5       12.25      2  735    5      12              13      80  47     8/1/06
HARRINGTON            585000    344      85     2.25   5       12.25      2  719    5      12              16      85  44     5/1/06
RYE                   510000    349      80     2.25   5       11.75      2  745    5      12              11   79.98  49    10/1/06
ROCKVILLE             605000    350      80     2.25   5        11.5      2  770    5      12              10   79.95  50    11/1/06
POTOMAC              3183000    343   62.83     2.25   5      12.625      2  672    5      12              17   62.83  43     4/1/06
POTOMAC              2000000    352   64.81     2.25   5      11.375      2  735    5      12               8   64.81  52     1/1/07
HUNT VALLEY          2450000    353   63.59     2.25   5       11.25      2  719    5      12               7   63.59  53     2/1/07
ANNAPOLIS            1125000    351   51.55     2.25   5      11.375      2  760    5      12               9   51.55  51    12/1/06
ATLANTA              1575000    355   57.14     2.25   5        11.5      2  783    5      12               5   57.14  55     4/1/07
ATLANTA               750000    352    58.4     2.25   5      11.125      2  666    5      12               8    58.4  52     1/1/07
MIAMI                 700000    347   71.42     2.25   5      12.125      2  672    5      12              13   71.42  47     8/1/06
MIAMI                 677000    350   74.29     2.25   5        11.5      2  754    5      12              10   74.29  50    11/1/06
PALM BEACH            600000    345   78.33     2.25   5       12.25      2  768    5      12              15   78.33  45     6/1/06
DELRAY BEAC          1700000    346   44.11     2.25   5      12.375      2  682    5      12              14   44.11  46     7/1/06
JUPITER               950000    355   68.42     2.25   5        11.5      2  648    5      12               5   68.42  55     4/1/07
DELAWARE              740000    343   60.81     2.25   5      12.375      2  791    5      12              17   60.81  43     4/1/06
HINSDALE             1230000    344   27.82     2.25   5        12.5      2  772    5      12              16   27.82  44     5/1/06
SCOTTSDALE            599000    352   78.46     2.25   5        11.5      2  672    5      12               8   78.46  52     1/1/07
CAVECREEK             460000    347   79.82     2.25   5      12.125      2  752    5      12              13   79.82  47     8/1/06
ALBUQUERQUE           485000    351   72.16     2.25   5      11.125      2  766    5      12               9   71.91  51    12/1/06
BELLEVUE              345500    343      95     2.25   5       12.75      2  669    5      12              17      95  43     4/1/06


city                  amort  t30 fromdeal                      amortx               indexlit    oterm  pprterm  milit2       ratebkt
NOVATO                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ACTON                         0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALAMEDA                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALAMEDA                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LONG BEACH                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
HIDDEN HILLS                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
TARZANA                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALAMITOS                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEWPORT BEAC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALAMITOS                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEWPORT BEAC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ROCKLIN                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OLYMPIC VALL                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHINO HILLS                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
RANCHO SANTA                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
EL GRANADA                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
EL GRANADA                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CAMPBELL                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CAMPBELL                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SARATOGA                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CAMPBELL                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CAMPBELL                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SARATOGA                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SARATOGA                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SARATOGA                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SARATOGA                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SARATOGA                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OAKLAND                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LIVERMORE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEWARK                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN LEANDRO                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  AMERIN       GE 6.10
UNION CITY                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
UNION CITY                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CASTRO VALLE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DUBLIN                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DUBLIN                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DUBLIN                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DUBLIN                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OAKLAND                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PLEASANTON                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PLEASANTON                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CASTRO VALLE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PLEASANTON                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OAKLAND                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PIEDMONT                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OAKLAND                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OAKLAND                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BRENTWOOD                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CLAYTON                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WALNUT CREEK                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BYRON                         0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WALNUT CREEK                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
EL CERRITO                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAMON                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAMON                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAMON                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAMON                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAMON                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAMON                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WALNUT CREEK                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DANVILLE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DANVILLE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LAFAYETTE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PLEASANTON                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DANVILLE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DANVILLE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DANVILLE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LAFAYETTE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALAMO                         0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ORINDA                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALAMO                         0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALAMO                         0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
EL DORADO HI                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNLAND                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LAWNDALE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CULVER CITY                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NORTHRIDGE                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MANHATTAN BE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PASADENA                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDONDO BEAC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ENCINO                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  UGRIC        GE 6.10
PACIFIC GROV                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LARKSPUR                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAFAEL                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAFAEL                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILL VALLEY                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILL VALLEY                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NAPA                          0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
RANCHO SANTA                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
COSTA MESA                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MISSION VIEJ                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
COTA DE CAZA                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ANAHEIM                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
HUNTINGTON B                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
HUNTINGTON B                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SANTA ANA                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILPITAS                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILPITAS                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILPITAS                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MORGAN HILL                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS GATOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS GATOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS GATOS                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN MARCOS                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BRISBANE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN MATEO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN MATEO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN MATEO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILLBRAE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FOSTER CITY                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FOSTER CITY                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MENLO PARK                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MENLO PARK                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MENLO PARK                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN CARLOS                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WOODSIDE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN MATEO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BURLINGAME                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN MATEO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SANTA ROSA                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PETALUMA                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SONOMA                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BENICIA                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SANTA BARBAR                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
GOLETA                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BELL CANYON                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHATSWORTH A                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WESTLAKE VIL                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WESTLAKE VIL                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
THOUSAND OAK                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
GOLDEN                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALM BEACH                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHICAGO                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHICAGO                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LEXINGTON                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NORTON                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ANDOVER                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ANDOVER                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NAHANT                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SILVER SPRIN                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
TITUSVILLE                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WARREN                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEW YORK                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SOUTHLAKE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNT SHASTA                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
TRUCKEE                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ROCKY RIVER                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MALVERN                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ARGYLE                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DALLAS                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
VIENNA                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALEXANDRIA                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  UGRIC        GE 6.10
SEATTLE                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FAIRFIELD                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
YARDLEY                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEWTOWN SQUA                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BETHESDA                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
GERMANTOWN                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WAKE FOREST                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ATLANTA                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
JUNO BEACH                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
AURORA                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BELLEVUE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  PMI          GE 6.10
ENCINO                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MONTROSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BRADLEY                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN CLEMENTE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
YORBA LINDA                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CAMPBELL                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SARATOGA                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEWARK                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BERKELEY                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PLEASANTON                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PLEASANTON                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PLEASANTON                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALAMEDA                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CASTRO VALLE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OAKLAND                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ORINDA                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WALNUT CREEK                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
EL SEGUNDO                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ROLLING HILL                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAUSALITO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILPITAS                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILPITAS                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MORGAN HILL                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
EL CAJON                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
HALF MOON BA                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN MATEO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN METEO                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
THOUSAND OAK                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHEVY CHASE                   0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PLANTATION                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SEMINOLE                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BOSTON                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LEXINGTON                     0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ERIE                          0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JUAN BAU                  0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DALLAS                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FAIRFAX                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
VIENNA                        0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MORRISTOWN                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ROSEMONT                      0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
RALEIGH                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SEATTLE                       0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  MGIC         GE 6.10
PLEASANTON                    0  Wells July 16 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALAMEDA                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WEST HOLLYWO                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
HERMOSA BEAC                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDONDO BEAC                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
IRVINE                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALAMITOS                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
IRVINE                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CORONA DEL M                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CORONA DEL M                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
IRVINE                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
IRVINE                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CORONA DEL M                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
YORBA LINDA                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
TAHOE VISTA                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALM DESERT                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALM SPRINGS                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHINO HILLS                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BONITA                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
RANCHO SANTE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS HI                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS HI                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ALTOS HI                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CAMPBELL                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SARATOGA                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SARATOGA                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN FRANCISC                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
HAYWARD                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LIVERMORE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LIVERMORE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEWARK                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CASTRO VALLE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FREMONT                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DUBLIN                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DUBLIN                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PLEASANTON                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PLEASANTON                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CASTRO VALLE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CASTRO VALLE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OAKLAND                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OAKLAND                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OAKLAND                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WALNUT CREEK                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WALNUT CREEK                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAMON                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAMON                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAMON                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAMON                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WALNUT CREEK                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DANVILLE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DANVILLE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DANVILLE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DANVILLE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ORINDA                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALAMO                         0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ORINDA                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ORINDA                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SANTA CLARIT                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALTADENA ARE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LONG BEACH                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS ANGELES                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
GLENDALE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ROLLING HILL                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
RANCHO PALOS                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LA CANADA FL                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LA CANADA FL                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PACIFIC GROV                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAFAEL                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
TIBURON                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CORTE MADERA                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILL VALLEY                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NOVATO                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NOVATO                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN ANSELMO                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN RAFAEL                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
TIBURON                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CORTE MADERA                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
FAIRFAX                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NOVATO                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NOVATO                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NOVATO                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN ANSELMO                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
RANCHO SANTA                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALISO VIEJO                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
COTO DE CAZA                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
COTO DE CAZA                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
COTO DE CAZA                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LAGUNA NIGUE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
HUNTINGTON B                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
HUNTINGTON B                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEWPORT BEAC                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BOULDER CREE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SOQUEL                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILPITAS                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SANTA CLARA                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MORGAN HILL                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUNNYVALE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PALO ALTO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MOUNTAIN VIE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CUPERTINO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS GATOS                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS GATOS                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MONTE SERENO                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LOS GATOS                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN JOSE                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
RAMONA                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN MARCOS                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CARLSBAD                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LA JOLLA                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DEL MAR                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SAN DIEGO                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MENLO PARK                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MENLO PARK                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MENLO PARK                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDWOOD CITY                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BURLINGAME                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ATHERTON                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SANTA ROSA                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
AMERICAN CAN                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
VALLEJO                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SANTA BARBAR                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SANTA BARBAR                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OAK PARK                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
THOUSAND OAK                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WASHINGTON                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
PARKLAND                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WESTON                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ALPHARETTA                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHICAGO                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
GRAYSLAKE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  AMERIN       GE 6.10
ALGONQUIN                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  PMI          GE 6.10
ELGIN                         0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
INDIANAPOLIS                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEWTON                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEWTON                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MARION                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BOSTON                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BOSTON                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BOSTON                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHARLESTOWN                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LEXINGTON                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LEXINGTON                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CAMBRIDGE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WELLESLEY                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BROOKLINE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  RMIC         GE 6.10
WELLESLEY                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
IPSWICH                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MIDDLETON                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MARBLEHEAD                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MILLERSVILLE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BALDWIN                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BROOKEVILLE                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHASKA                GD 2YR  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  AMERIN       GE 6.10
LEAWOOD                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  UGRIC        GE 6.10
WAXHAW                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BROOKLYN                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BROOKLYN                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEW YORK                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEW YORK                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ELMA                          0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NANTUCKET                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SOUTH HARPSW                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUFFOLK                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
VIRGINIA BEA                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SIMPSONVILLE                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
UNIVERSITY P                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MAGNOLIA                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CENTREVILLE                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHANTILLY                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
HERNDON                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
VIENNA                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LEESBURG                      0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SEATTLE                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
EAST GREENWI                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
NEW CANAAN                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
GLEN ROCK                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CRESSKILL                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
HILLSDALE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OLD TAPPAN                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SUMMIT                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OCEAN CITY                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
OCEAN CITY                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BRANCHBURG                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
LARCHMONT                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHEVY CHASE                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
TAKOMA PARK                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
BALTIMORE                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ROSWELL                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ATLANTA                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
VERMILION                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
ANN ARBOR                     0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  TRIAD        GE 6.10
COMMERCE TOW                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  TRIAD        GE 6.10
HOFFMAN ESTA                  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
CHICAGO                       0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  TRIAD        GE 6.10
DENVER                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
DENVER                        0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MESA                          0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
MESA                          0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
SCOTTSDALE                    0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
REDMOND               GD 3YR  0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
WOODINVILLE                   0  Wells July 26 Libor Arms      5/1 LIBOR ARMS       1 YR LIBOR                  CLTV < 80    GE 6.10
POINTE CLEA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
PARADISE VA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
TUCSON                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
RICHMOND                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 CLTV < 80    GE 6.10
REDONDO BEA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 GECM         GE 6.10
SANTA MONIC                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
MANHATTAN B                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
PACIFIC PAL                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
MALIBU                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
LONG BEACH                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
LONG BEACH                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
SANTA MONIC                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
BEVERLY HIL                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
LA PLAYA DE                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
GLENDORA                      1  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
CARMEL                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
SAN CLEMENT                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
NEWPORT BEA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
NEWPORT COA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
SAN CLEMENT                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
SAN CLEMENT                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 RMIC         GE 6.10
IRVINE                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
TAHOE CITY                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     18 CLTV < 80    GE 6.10
PALM DESERT                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
PALM SPRING                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     33 CLTV < 80    GE 6.10
SAN DIEGO                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 MGIC         GE 6.10
RANCHO SANT                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
RANCHO SANT                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
REDWOOD CIT                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
LOS ALTOS                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     25 CLTV < 80    GE 6.10
MOUNTAIN VI                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
THOUSAND OA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
SAUSALITO                     1  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
SAN FRANCIS                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
MENLO PARK                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
MENLO PARK                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
SAN FRANCIS                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SAN FRANCIS                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
SAN FRANCIS                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
SAN FRANCIS                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
TIBURON                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
SAN FRANCIS                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SAN FRANCIS                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SAN FRANCIS                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SAN FRANCIS                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     32 CLTV < 80    GE 6.10
SAN DIEGO                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     20 CLTV < 80    GE 6.10
SAN DIEGO (                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
SOLANA BEAC                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
HAYWARD                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     21 RMIC         GE 6.10
LIVERMORE                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     21 CLTV < 80    GE 6.10
LIVERMORE                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
LIVERMORE                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
LIVERMORE                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
LIVERMORE                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
NEWARK                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     20 MGIC         GE 6.10
DUBLIN                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
CASTRO VALL                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     20 CLTV < 80    GE 6.10
PLEASANTON                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     25 CLTV < 80    GE 6.10
CASTRO VALL                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     25 CLTV < 80    GE 6.10
PLEASANTON                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
BERKELEY                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 CLTV < 80    GE 6.10
PIEDMONT                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     25 CLTV < 80    GE 6.10
BERKELEY                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
HERCULES                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
WALNUT CREE                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     21 CLTV < 80    GE 6.10
WALNUT CREE                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
SAN RAMON                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 CLTV < 80    GE 6.10
SAN RAMON                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
DANVILLE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     21 CLTV < 80    GE 6.10
DANVILLE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     21 CLTV < 80    GE 6.10
DANVILLE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     18 MGIC         GE 6.10
ORINDA                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 CLTV < 80    GE 6.10
ALAMO                         0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
ALAMO                         0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
ALAMO                         0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
ROWLAND HEI                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
LA CRESCENT                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     20 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
MANHATTAN B                   1  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     21 CLTV < 80    GE 6.10
TOLUCA LAKE                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
MANHATTAN B                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
MANHATTAN B                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
MANHATTAN B                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
MANHATTAN B                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
LOS ANGELES                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
ROLLING HIL                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
MONTEREY                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 CLTV < 80    GE 6.10
CARMEL VALL                   1  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
MUIR BEACH                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     20 CLTV < 80    GE 6.10
KENTFIELD                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
TIBURON                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
SAN RAFAEL                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SAN RAFAEL                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
BELVEDERE                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
MILL VALLEY                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
SAN RAFAEL                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
MILL VALLEY                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
NAPA                          0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
NAPA                          0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
ALISO VIEJO                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
ALISO VIEJO                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
ALISO VIEJO                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
DANA POINT                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
LAGUNA NIGU                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
LAGUNA NIGU                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
SEAL BEACH                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
LAGUNA NIGU                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
HUNTINGTON                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
HUNTINGTON                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
NEWPORT BEA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
NEWPORT BEA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     21 CLTV < 80    GE 6.10
LAGUNA BEAC                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
HUNTINGTON                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
NEWPORT BEA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
GRANITE BAY                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
GRANITE BAY                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SANTA CRUZ                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     18 CLTV < 80    GE 6.10
SCOTTS VALL                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
SAN JOSE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
SAN JOSE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
MORGAN HILL                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
SUNNYVALE                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
CUPERTINO                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     32 CLTV < 80    GE 6.10
LOS GATOS                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 CLTV < 80    GE 6.10
LOS GATOS                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
LOS GATOS                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SAN JOSE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SAN MARCOS                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
SAN DIEGO                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
SAN DIEGO                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
SAN DIEGO                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
SAN DIEGO                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
LA JOLLA                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     20 CLTV < 80    GE 6.10
SAN DIEGO                     1  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
SAN DIEGO                     1  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
SAN DIEGO                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
ATASCADERO                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
DALY CITY                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
DALY CITY                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SAN BRUNO                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
HALF MOON B                   1  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
BELMONT                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SAN CARLOS                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
MENLO PARK                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
SAN CARLOS                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
ATHERTON                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
REDWOOD CIT                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     21 CLTV < 80    GE 6.10
HILLSBOROUG                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
SAN MATEO                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
HILLSBOROUG                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
WOODSIDE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
REDWOOD CIT                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
WOODSIDE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
ATHERTON                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     32 CLTV < 80    GE 6.10
VALLEJO                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 GECM         GE 6.10
BENECIA                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
MOORPARK                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
SIMI VALLEY                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
WESTLAKE VI                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
GOLDEN                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
WASHINGTON                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
WASHINGTON                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
MIDDLETOWN                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 GECM         GE 6.10
MT AIRY                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
PORT CHARLO                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360      0 CLTV < 80    GE 6.10
NAPLES                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
NAPLES                        1  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
ATLANTIC BE                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
TAMPA                         0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 GECM         GE 6.10
FORT MYERS                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
BOCA RATON                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
LAKELAND                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
ORMOND BEAC                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
PONTE VEDRA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
PONTE VEDRA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
PONTE VEDRA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
PONTE VEDRA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
ALPHARETTA                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 UNITED GUARANGE 6.10
ATLANTA                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
DULUTH                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
WEST HARWIC                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
CHARLESTOWN                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 CLTV < 80    GE 6.10
NEEDHAM                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     18 CLTV < 80    GE 6.10
EDINA                         0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
MINNETONKA                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
BONNER SPRI                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
LEAWOOD                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
RENO                          0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
WAINSCOTT                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     21 CLTV < 80    GE 6.10
MUNSTER                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
JACKSON UNI                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 CLTV < 80    GE 6.10
SANTA FE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 CLTV < 80    GE 6.10
INDIAN HARB                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
ASPEN                         0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
KETCHUM                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
JACKSON                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
CHESTERFIEL                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
SOUTHLAKE                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
FT COLLINS                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
RENSSELAER                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 PMI          GE 6.10
NEW BUFFALO                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
STEAMBOAT S                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
LONGBOAT KE                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
VERO BEACH                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
VERO BEACH                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SOUTHLAKE                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
SALEM                         0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
SNOWMASS VI                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
TROPHY CLUB                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     18 CLTV < 80    GE 6.10
DALLAS                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     20 CLTV < 80    GE 6.10
FLOWER MOUN                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
DALLAS                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
DALLAS                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
DALLAS                        0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     30 CLTV < 80    GE 6.10
HOUSTON                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
HOUSTON                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     25 CLTV < 80    GE 6.10
HOUSTON                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     32 CLTV < 80    GE 6.10
MC LEAN                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     24 CLTV < 80    GE 6.10
FAIRFAX                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
LEESBURG                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
VASHON ISLA                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
HARRINGTON                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     20 RMIC         GE 6.10
RYE                           0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     25 CLTV < 80    GE 6.10
ROCKVILLE                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
POTOMAC                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
POTOMAC                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
HUNT VALLEY                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     29 CLTV < 80    GE 6.10
ANNAPOLIS                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
ATLANTA                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
ATLANTA                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
MIAMI                         0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
MIAMI                         0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     26 CLTV < 80    GE 6.10
PALM BEACH                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     21 CLTV < 80    GE 6.10
DELRAY BEAC                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     22 CLTV < 80    GE 6.10
JUPITER                       0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     31 CLTV < 80    GE 6.10
DELAWARE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 CLTV < 80    GE 6.10
HINSDALE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     20 CLTV < 80    GE 6.10
SCOTTSDALE                    0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     28 CLTV < 80    GE 6.10
CAVECREEK                     0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     23 CLTV < 80    GE 6.10
ALBUQUERQUE                   0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     27 CLTV < 80    GE 6.10
BELLEVUE                      0  BOA                           5/1 LIBOR IO         1 YR LIBOR       360     19 UNITED GUARANGE 6.10


                                SCHEDULE II

                           POOL 2 MORTGAGE LOANS
 city                   odate     fpdate    pdate     mdate    nrcdt           anum     rate       pi         pbal    state   zip
PALO ALTO              6/18/02    8/1/02  10/1/02    7/1/32   7/1/07          275159    5.75     3793.23    648639.45  CA    94301
CASTRO VALLE            6/6/02    8/1/02   7/1/02    7/1/32   7/1/07          740212       6     2626.04    437125.74  CA    94552
AURORA                 6/21/02    8/1/02   8/1/02    7/1/32   7/1/07          891042    5.75     1978.72    338359.28  CO    80016
PARADISE VAL           6/17/02    8/1/02   8/1/02    7/1/32   7/1/07          977042    5.25     5080.28    917884.82  AZ    85253
LOS ANGELES            6/24/02    8/1/02   8/1/02    7/1/32   7/1/07          279989       6     3567.33    593812.38  CA    90024
LOS ANGELES            6/13/02    8/1/02   8/1/02    7/1/32   7/1/07          746961   5.875        3845    648671.34  CA    90068
NEWPORT COAS            6/7/02    8/1/02   8/1/02    7/1/32   7/1/07          749329       6     3855.11    641716.58  CA    92657
SAN CLEMENTE           6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          746607   5.875     3253.46    548875.75  CA    92672
YORBA LINDA            6/24/02    8/1/02   8/1/02    7/1/32   7/1/07          282619       6     5389.96    897205.61  CA    92886
REDWOOD CITY            6/6/02    8/1/02   8/1/02    7/1/32   7/1/07          767390    5.75     3326.37    568806.91  CA    94061
LOS ALTOS               6/7/02    8/1/02   8/1/02    7/1/32   7/1/07          763873       6     3237.58    538721.15  CA    94024
MOUNTAIN VIE            6/6/02    7/1/02   8/1/02    6/1/32   6/1/07          748190       6     3189.61    529900.71  CA    94040
SUNNYVALE              6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          276437       6     2727.96    454019.42  CA    94086
SUNNYVALE              6/24/02    8/1/02   8/1/02    7/1/32   7/1/07          291859    5.75     2722.37    465523.55  CA    94086
PALO ALTO              6/17/02    8/1/02   8/1/02    7/1/32   7/1/07          992515       6     3291.54    547904.19  CA    94303
CAMPBELL               6/24/02    8/1/02   8/1/02    7/1/32   7/1/07          295853    5.75     3268.01    558827.84  CA    95008
SARATOGA               6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          266971       6     2428.18    404191.62  CA    95070
SARATOGA               6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          272084       6     5395.96     898203.6  CA    95070
SARATOGA               6/18/02    8/1/02   8/1/02    7/1/32   7/1/07          746229       6     3039.73    505988.02  CA    95070
SAN FRANCISC           6/11/02    8/1/02   8/1/02    7/1/32   7/1/07         9928038     5.5     3302.27     580228.4  CA    94114
SAN FRANCISC           6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          276564       6      3477.4    578842.31  CA    94117
SAN FRANCISC           6/10/02    8/1/02   8/1/02    7/1/32   7/1/07          756250   5.875     3785.85    638687.61  CA    94121
SAN FRANCISC           6/24/02    8/1/02   8/1/02    7/1/32   7/1/07          284387       6     2374.23    395209.57  CA    94131
FREMONT                6/10/02    8/1/02   8/1/02    7/1/32   7/1/07          758179       6     2189.56    364471.06  CA    94555
PLEASANTON              6/7/02    8/1/02   8/1/02    7/1/32   7/1/07          394227       6     4370.73    727414.99  CA    94588
CASTRO VALLE           6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          738949       6     2316.67    385628.74  CA    94552
FREMONT                6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          261681   5.875     2247.85    378419.32  CA    94539
FREMONT                6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          265994   5.875     3099.66    522024.15  CA    94539
FREMONT                6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          284973    5.75     2246.76    384194.14  CA    94539
FREMONT                6/13/02    8/1/02   8/1/02    7/1/32   7/1/07          760558       6     2691.99    448103.79  CA    94539
FREMONT                 6/7/02    8/1/02   8/1/02    7/1/32   7/1/07          764296       6     3297.53     548902.2  CA    94539
FREMONT                6/13/02    8/1/02   8/1/02    7/1/32   7/1/07          987712       6     2997.76    499001.99  CA    94539
FREMONT                6/17/02    8/1/02   8/1/02    7/1/32   7/1/07         9917645       6      2140.4    356287.42  CA    94539
ANTIOCH                6/21/02    8/1/02   8/1/02    7/1/32   7/1/07          283922   5.875     2159.12     364253.9  CA    94509
BRENTWOOD              6/25/02    8/1/02   8/1/02    7/1/32   7/1/07          880796   5.875     2812.61    474502.09  CA    94513
WALNUT CREEK            6/6/02    8/1/02   8/1/02    7/1/32   7/1/07          766678   5.875        1538    259468.54  CA    94596
SAN RAMON               6/6/02    8/1/02   8/1/02    7/1/32   7/1/07          394153       6     2398.21    399201.59  CA    94583
DANVILLE               5/22/02    7/1/02   8/1/02    6/1/32   6/1/07          996482   5.875     3123.32    526377.12  CA    94526
DANVILLE               6/14/02    8/1/02   8/1/02    7/1/32   7/1/07          744826   5.875     2129.54    359193.32  CA    94526
ALAMO                  6/25/02    8/1/02   8/1/02    7/1/32   7/1/07          295365    5.75     3588.98    613048.53  CA    94507
ALAMO                  6/18/02    8/1/02   8/1/02    7/1/32   7/1/07          933189       5     3811.44    708290.23  CA    94507
EL DORADO HI           6/12/02    8/1/02   8/1/02    7/1/32   7/1/07          978065       6     2697.98     449101.8  CA    95762
LOS ANGELES            6/14/02    8/1/02   8/1/02    7/1/32   7/1/07          752250       6     2997.76    499001.99  CA    90019
ARCADIA                 5/7/02    7/1/02   8/1/02    6/1/32   6/1/07          992834   5.875     2874.87    484506.22  CA    91006
SAN MARINO             6/12/02    8/1/02   8/1/02    7/1/32   7/1/07          985191   5.625     3344.57    579754.83  CA    91108
MISSION VIEJ           6/12/02    8/1/02   8/1/02    7/1/32   7/1/07          994783    5.75      2491.2    425992.46  CA    92692
COTO DE CAZA           6/12/02    8/1/02   8/1/02    7/1/32   7/1/07         4278331     5.5     2498.28    439034.57  CA    92679
SAN JOSE               6/13/02    8/1/02   8/1/02    7/1/32   7/1/07          749083       6      2536.1    422155.69  CA    95111
SAN JOSE                6/3/02    8/1/02   8/1/02    7/1/32   7/1/07          765395       6     2265.11     377045.9  CA    95121
SAN JOSE               6/21/02    8/1/02   8/1/02    7/1/32   7/1/07          289635   5.875     2543.62    429121.03  CA    95138
SAN JOSE                6/5/02    8/1/02   8/1/02    7/1/32   7/1/07          986627   5.875     2950.62    497785.41  CA    95118
SAN JOSE               6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          984254   5.625     4038.52    699041.79  CA    95123
SAN JOSE               6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          272312       6     2326.26    387225.55  CA    95148
MOUNTAIN VIE           6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          839320    5.75     2889.86    494163.47  CA    94043
MOUNTAIN VIE           6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          271995   5.875     2786.15    469922.82  CA    94041
SUNNYVALE              6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          271286    5.75     2421.83    413048.01  CA    94087
PALO ALTO              6/11/02    8/1/02   8/1/02    7/1/32   7/1/07          269802       6     3825.14    636726.54  CA    94306
CUPERTINO               6/5/02    8/1/02   8/1/02    7/1/32   7/1/07          748874       6     3447.42     573852.3  CA    95014
LOS GATOS               6/5/02    8/1/02   8/1/02    7/1/32   7/1/07          991958   5.875     2661.92    449080.16  CA    95032
SAN JOSE               6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          265509       6     3489.39    580838.32  CA    95120
SAN JOSE               6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          289466       6     2793.91    465069.86  CA    95120
SAN JOSE               6/17/02    8/1/02   8/1/02    7/1/32   7/1/07          389431   3.875     2703.87    573303.07  CA    95120
SAN JOSE                6/6/02    8/1/02   8/1/02    7/1/32   7/1/07          755312       6     3447.42     573852.3  CA    95120
SAN JOSE                6/5/02    8/1/02   8/1/02    7/1/32   7/1/07          762764   5.875     3359.94    566838.95  CA    95120
SAN DIEGO              5/31/02    8/1/02   8/1/02    7/1/32   7/1/07         9937757     5.5     3066.07    538815.15  CA    92116
CARLSBAD               6/14/02    8/1/02   8/1/02    7/1/32   7/1/07          258513    5.25     1767.06    319264.27  CA    92009
SAN DIEGO              5/10/02    7/1/02   8/1/02    6/1/32   6/1/07          994817       6     2068.45    343964.49  CA    92130
LA JOLLA                6/4/02    8/1/02   8/1/02    7/1/32   7/1/07          984437   5.875     2603.52    439226.33  CA    92037
PACIFICA                6/6/02    8/1/02   8/1/02    7/1/32   7/1/07          979127   5.875     2839.39    479018.82  CA    94044
HALF MOON BA            6/5/02    8/1/02   8/1/02    7/1/32   7/1/07          944650       6     2727.96    454091.82  CA    94019
BELMONT                6/17/02    8/1/02   8/1/02    7/1/32   7/1/07          261771       6     2584.07    430139.71  CA    94002
SAN MATEO              6/17/02    8/1/02   8/1/02    7/1/32   7/1/07          267094    5.75     1881.44    321725.17  CA    94404
MENLO PARK             6/25/02    8/1/02   8/1/02    7/1/32   7/1/07          295090    5.75     2771.98    474005.75  CA    94025
SANTA BARBAR            6/6/02    8/1/02   8/1/02    7/1/32   7/1/07          746609   5.875     3667.54    618700.04  CA    93111
WHEAT RIDGE            6/27/02    8/1/02   8/1/02    7/1/32   7/1/07          991727       6     2307.08    384031.92  CO    80033
HIGHLANDS RA           6/28/02    8/1/02   8/1/02    7/1/32   7/1/07          275931   5.125     1998.27    365595.12  CO    80126
WILMINGTON             6/28/02    8/1/02   8/1/02    7/1/32   7/1/07         9966496     5.5      2339.3       411096  DE    19805
NAPLES                 6/21/02    8/1/02   8/1/02    7/1/32   7/1/07          738829   5.875     2928.12    493988.17  FL    34119
LITHIA                 6/27/02    8/1/02   8/1/02    7/1/32   7/1/07         9892145       6     2316.16    385543.91  FL    33547
MARIETTA               6/28/02    8/1/02   8/1/02    7/1/32   7/1/07          876867    4.75     2842.98    543625.91  GA    30067
CARMEL                 6/10/02    8/1/02   8/1/02    7/1/32   7/1/07          896715     5.5     2007.71    352824.14  IN    46033
ZIONSVILLE             6/21/02    8/1/02   8/1/02    7/1/32   7/1/07          751757   5.875     3454.59    582806.24  IN    46077
LEXINGTON              6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          761629   5.875      4152.6    700565.04  MA    02421
GERMANTOWN             6/24/02    8/1/02   8/1/02    7/1/32   7/1/07          923027   5.875     1963.91    331321.36  MD    20876
WESTMINSTER            6/21/02    8/1/02   8/1/02    7/1/32   7/1/07          869386       6     1992.94    331741.52  MD    21158
WOODBURY               6/28/02    8/1/02   8/1/02    7/1/32   7/1/07          760326       5     1717.83     319229.4  MN    55129
VICTORIA               6/27/02    8/1/02   8/1/02    7/1/32   7/1/07          916877     5.5     2590.83     455298.8  MN    55386
JERSEY CITY            6/21/02    8/1/02   8/1/02    7/1/32   7/1/07         4398520   5.625     3367.59    583746.27  NJ    07302
RINGOES                6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          890500     5.5     2407.43    423069.68  NJ    08551
LEONARDTOWN            6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          988365       6     2314.27    385229.54  MD    20650
RICHMOND               6/26/02    8/1/02   8/1/02    7/1/32   7/1/07          987074   5.375     3807.81    678472.63  VA    23233
BELVILLE               6/24/02    8/1/02   8/1/02    7/1/32   7/1/07          853696    5.25     2622.97    473907.93  NC    28451
LOUISVILLE             6/27/02    8/1/02   8/1/02    7/1/32   7/1/07         9980289    5.25     2087.33    377130.94  KY    40207
CLAYTON                6/28/02    8/1/02   8/1/02    7/1/32   7/1/07          890150    5.25     2761.02    498850.45  MO    63105
SOUTHLAKE              6/12/02    8/1/02   8/1/02    7/1/32   7/1/07          266465     5.5     2293.87    403113.57  TX    76092
BROOMFIELD             6/27/02    8/1/02   8/1/02    7/1/32   7/1/07          753154       5     2690.87    500050.91  CO    80020
COLORADO SPR            6/6/02    8/1/02   8/1/02    7/1/32   7/1/07          266764       6     2760.93    459580.85  CO    80906
WILLISTOWN T            6/3/02    7/1/02   8/1/02    6/1/32   6/1/07          984042       6      5066.2    842463.76  PA    19355
NORTH KINGST            7/1/02    9/1/02   8/1/02    8/1/32   8/1/07          923414       5     2211.71    411504.96  RI    02874
LEWISVILLE             5/20/02    7/1/02   8/1/02    6/1/32   6/1/07          964139       6     2614.05    434691.33  TX    75056
FRISCO                 6/21/02    8/1/02   8/1/02    7/1/32   7/1/07          869574       5     1870.83    347660.76  TX    75034
HOUSTON                5/23/02    7/1/02   8/1/02    6/1/32   6/1/07          990594   5.875     3333.02    561718.16  TX    77024
CLIFTON                5/22/02    7/1/02   8/1/02    6/1/32   6/1/07          977259       6     2089.43    347097.73  VA    20124
ASHBURN                6/21/02    8/1/02   8/1/02    7/1/32   7/1/07          977973    5.25      2455.1    443577.82  VA    20147
SAMMAMISH              5/29/02    8/1/02   8/1/02    7/1/32   7/1/07          922932   5.625     2164.47    375194.18  WA    98075
SEATTLE                5/20/02    7/1/02   8/1/02    6/1/32   6/1/07          388180       6     2014.49    334790.51  WA    98121
SAMMAMISH              6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          272269   5.875     5915.38    997955.91  WA    98074
GLASTONBURY            6/21/02    8/1/02   8/1/02    7/1/32   7/1/07         9948458   5.375     3180.64    566724.21  CT    06033
DARIEN                 6/25/02    8/1/02   8/1/02    7/1/32   7/1/07          267976    5.75      2838.5     485381.9  CT    06820
NORWALK                6/27/02    8/1/02   8/1/02    7/1/32   7/1/07          738287   5.125     2612.74    478723.86  CT    06855
STAMFORD               6/26/02    8/1/02   8/1/02    7/1/32   7/1/07          262417   5.875     2099.96    354274.35  CT    06905
WESTFIELD              6/25/02    8/1/02   8/1/02    7/1/32   7/1/07          902970    5.25     1932.72     349195.3  NJ    07090
WAYNE                  6/24/02    8/1/02   8/1/02    7/1/32   7/1/07          992559   5.625      2849.5    493939.14  NJ    07470
MOORESTOWN             6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          753379   5.875     3501.91    590789.89  NJ    08057
GARDEN CITY            6/26/02    8/1/02   8/1/02    7/1/32   7/1/07          395896       6     2098.43     349301.4  NY    11530
BETHESDA               6/26/02    8/1/02   8/1/02    7/1/32   7/1/07          932754   5.875     2361.42       398384  MD    20816
CHARLOTTE              6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          278673    5.75      3069.6    514851.09  NC    28226
PLYMOUTH               6/20/02    8/1/02   8/1/02    7/1/32   7/1/07          760040       5     2190.24    407017.48  MI    48170
BLOOMFIELD T           6/19/02    8/1/02   8/1/02    7/1/32   7/1/07          395845   5.875     2915.88     491924.4  MI    48302
SAINT PAUL             6/26/02    8/1/02   8/1/02    7/1/32   7/1/07          742522     5.5     1894.15    332866.17  MN    55104
DELLWOOD               6/17/02    8/1/02   8/1/02    7/1/32   7/1/07         9909264   5.125     3266.93    598588.13  MN    55110
PLYMOUTH               6/14/02    8/1/02   8/1/02    7/1/32   7/1/07          396314   5.125     1796.81    329223.47  MN    55447
HINSDALE               6/24/02    8/1/02   8/1/02    7/1/32   7/1/07          767836   5.625     5756.57    997856.85  IL    60521
CHICAGO                6/21/02    8/1/02   8/1/02    7/1/32   7/1/07          911825       6     2254.31    375249.51  IL    60618
PORTLAND                6/5/02    8/1/02   8/1/02    7/1/32   7/1/07          271078   5.875     2101.14    354473.95  OR    97210
SEATTLE                6/21/02    8/1/02   8/1/02    7/1/32   7/1/07          280778    5.75     3139.63    536873.89  WA    98199
LOS ANGELES            6/10/02    8/1/02   9/1/02    7/1/32   7/1/07          271877       6     2614.05    435129.73  CA    90048
CHULA VISTA            5/23/02    7/1/02   9/1/02    6/1/32   6/1/07          761700    5.75     1345.72    229874.25  CA    91915
RANCHO SANTA           6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          272928       6     3837.13    638722.55  CA    92067
EL GRANADA              6/7/02    8/1/02   9/1/02    7/1/32   7/1/07          997701       6     2997.76     498997.5  CA    94018
MONTARA                6/12/02    8/1/02   9/1/02    7/1/32   7/1/07          271516    5.75     3221.33    550683.51  CA    94037
LOS ALTOS              6/17/02    8/1/02   9/1/02    7/1/32   7/1/07          743686   5.875     2579.11    431482.11  CA    94024
PALO ALTO               6/6/02    8/1/02   9/1/02    7/1/32   7/1/07          753077   5.875     3774.02    636695.86  CA    94301
PALO ALTO              6/17/02    8/1/02   9/1/02    7/1/32   7/1/07          989441       6     2620.04    434663.43  CA    94301
CAMPBELL               6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          757627   5.875     2360.24    398184.41  CA    95008
SAN FRANCISC           5/14/02    7/1/02   9/1/02    6/1/32   6/1/07          992064       6     2008.49    333088.01  CA    94121
SAN FRANCISC            6/3/02    8/1/02   9/1/02    7/1/32   7/1/07          929846   5.875     3016.85    508941.18  CA    94109
FREMONT                6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          977765   5.875     2309.37    389601.97  CA    94555
OAKLAND                5/15/02    7/1/02   9/1/02    6/1/32   6/1/07          998089       6     2593.06    431201.85  CA    94602
PLEASANTON             6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          269206       5     4401.94    818025.35  CA    94566
FREMONT                 6/7/02    8/1/02   9/1/02    7/1/32   7/1/07          764640       6     2338.25    389221.56  CA    94539
LOS ANGELES            6/11/02    8/1/02   9/1/02    7/1/32   7/1/07          756014    5.75     3209.66    548848.77  CA    90004
LA CANADA FL           5/31/02    8/1/02   9/1/02    7/1/32   7/1/07          898499    5.75     5835.73    997906.87  CA    91011
SAUSALITO              5/22/02    7/1/02   9/1/02    6/1/32   6/1/07          978207    5.75     1750.72    299055.83  CA    94965
NAPA                   6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          765834       6      3747.2    623311.07  CA    94558
SAN JOSE               6/11/02    8/1/02   9/1/02    7/1/32   7/1/07          906579   5.875     2221.82    374832.23  CA    95118
SAN JOSE               6/10/02    8/1/02   9/1/02    7/1/32   7/1/07          963957   5.375     2783.06    495883.68  CA    95118
SAN JOSE               6/17/02    8/1/02   9/1/02    7/1/32   7/1/07          992043       6     2075.65    344907.48  CA    95118
MILPITAS               6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          295804   5.875     3052.34    514945.24  CA    95035
MORGAN HILL            6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          266799       6     2997.76    499001.99  CA    95037
SUNNYVALE              6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          303074    5.75        2842    485980.65  CA    94087
CARLSBAD               5/21/02    7/1/02   9/1/02    6/1/32   6/1/07          744686   5.875     2241.93    377835.09  CA    92009
REDWOOD CITY           6/17/02    8/1/02   9/1/02    7/1/32   7/1/07          265388       6     2877.85    479041.91  CA    94062
LONETREE               6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          261714       6     1942.55    323353.29  CO    80124
CORAL SPRING           6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          742369   5.375      1881.5    335244.31  FL    33071
ALPHARETTA             6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          991777   5.125      2123.5    389082.29  GA    30004
ALPHARETTA             6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          987256    5.75     2195.11    375362.67  GA    30022
PEACHTREE CI           6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          392310    5.25     1921.67    347199.91  GA    30269
BOSTON                 5/30/02    7/1/02   9/1/02    6/1/32   6/1/07          988317   5.375     2634.66    468097.11  MA    02129
WINTHROP               6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          760538   5.875      2768.4    467043.36  MA    02152
HUDSON                 6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          894090   5.875     2395.73    404162.87  MA    01749
WELLESLEY              6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          759726       6      2542.1    423153.69  MA    02481
GRAFTON                6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          885534    5.75     2083.36    356252.75  MA    01519
SUMMERFIELD            6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          276653    4.75     2519.56    481781.22  NC    27358
ENGLEWOOD CL           6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          995059       6     2398.21    399201.59  NJ    07632
IRVINGTON              6/28/02    8/1/02   9/1/02    7/1/32   7/1/07         9981556   4.875     2460.82    463693.01  NY    10533
SOUTH SALEM            6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          267380       6     2778.92    462574.85  NY    10590
OXFORD                 5/31/02    7/1/02   9/1/02    6/1/32   6/1/07          396209       6     1888.58    314054.55  MS    38655
BETHLEHEM              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          268412   5.875     1953.85    329624.83  PA    18025
SAINT CHARLE           6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          753813     5.5     2141.25    376292.54  MO    63304
NIWOT                  6/14/02    8/1/02   9/1/02    7/1/32   7/1/07          998142       6     2218.34    369261.48  CO    80503
TELLURIDE              6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          764836       6     1007.25    167664.66  CO    81435
BRYN MAWR              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          268026     5.5     4258.42     748354.4  PA    15221
FURLONG                6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          266364     5.5     2203.05    387152.65  PA    18925
BRENTWOOD              6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          876018       5     2447.48    454822.09  TN    37027
DALLAS                 6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          945209   5.375      2105.5    375155.45  TX    75206
SAMMAMISH              6/12/02    8/1/02   9/1/02    7/1/32   7/1/07          976201   5.125     2871.41    526119.07  WA    98075
FAIRFIELD              6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          868899     5.5      3520.3    618639.63  CT    06430
NEW CANAAN             6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          271996    5.75     2917.87    498807.53  CT    06840
OLD GREENWIC           6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          918344     5.5     3406.74    597716.42  CT    06870
STAMFORD               6/26/02    8/1/02   9/1/02    7/1/32   7/1/07         9916399     5.5     1925.95    338455.73  CT    06907
MENDHAM                6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          747802     5.5     2838.95    498902.93  NJ    07945
CHARLOTTE              5/29/02    8/1/02   9/1/02    7/1/32   7/1/07          994279   5.875     3584.72    604761.28  NC    28207
LOVELAND               6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          925082     5.5     2036.28    357677.39  OH    45140
EDEN PRAIRIE           6/14/02    8/1/02   9/1/02    7/1/32   7/1/07          874365       6      1870.6    311377.25  MN    55347
EVANSTON               6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          981715     5.5     2316.58    407104.79  IL    60201
HINSDALE               6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          916863   5.375     4479.77    798203.11  IL    60521
NORTH ANDOVE           5/31/02    7/1/02  10/1/02    6/1/32   6/1/07          912420    5.75     2451.01    418678.16  MA    01845
HOOVER                 7/25/02    9/1/02   9/1/02    8/1/32   8/1/07          860357       5     2053.35     382040.4  AL    35242
BIRMINGHAM              7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          316689   5.375     2127.89    379574.19  AL    35243
ELBERTA                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          267461     5.5     2555.06    449507.44  AL    36530
PHOENIX                6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          280141     5.5     1885.06    331271.55  AZ    85045
TUCSON                  7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          303497   5.375     2486.28    443502.47  AZ    85750
TUCSON                 7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          369313       6     2757.94    459403.89  AZ    85750
ALAMEDA                6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          293731       6     1924.56    320359.28  CA    94502
ALAMEDA                7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          303972   5.875     2034.89    343649.28  CA    94502
ALAMEDA                7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          338458    5.75      1975.4    338146.58  CA    94502
RANCHO PALOS           5/30/02    7/1/02   9/1/02    6/1/32   6/1/07          262885   5.875     2265.59    381822.79  CA    90275
LOS ANGELES            6/12/02    8/1/02   9/1/02    7/1/32   7/1/07          926699   5.875     5323.84    898160.33  CA    90024
LOS ANGELES            6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          283575       6     1948.54    324199.09  CA    90046
LOS ANGELES            6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          274009       6     5995.51    999004.49  CA    90077
BEVERLY HILL            6/6/02    8/1/02   9/1/02    7/1/32   7/1/07          274536   5.875      3537.4    596777.63  CA    90212
REDONDO BEAC           6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          306286   5.875     2023.06    341651.31  CA    90278
SHERMAN OAKS           6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          980069       5      1841.3    342587.87  CA    91423
LOS ANGELES             7/1/02    9/1/02  10/1/02    8/1/32   8/1/07          286059    5.75     2268.94    388394.06  CA    90035
LOS ANGELES            7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          297270       6     2470.15    411589.85  CA    90045
LOS ANGELES            7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          299960    5.75      3478.1    595377.73  CA    90046
LOS ANGELES            7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          300841    5.75     3110.45    532443.51  CA    90048
LOS ANGELES            7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          372365    5.75      2596.9    444535.39  CA    90068
WEST HOLLYWO            7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          275699    5.75      5748.2    983971.59  CA    90069
BEVERLY HILL            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          297261   5.625     3166.12    549412.01  CA    90210
DOWNEY                  7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          392776     4.5     2183.82    430432.43  CA    90241
HERMOSA BEAC            7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          312601       6     2386.22    397603.78  CA    90254
HERMOSA BEAC            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          347109   4.875     2963.57    559311.43  CA    90254
MALIBU                 7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          280168   5.875     5619.61    949031.43  CA    90265
PACIFIC PALI           7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          317041   5.875     2732.91    461528.96  CA    90272
PACIFIC PALI            7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          971870       6     3897.08    649352.92  CA    90272
RANCHO PALOS           7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          291239   5.375     3466.23    618306.37  CA    90275
RANCHO PALOS            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          943595    4.75     3140.32     601242.6  CA    90275
SANTA MONICA           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          312481    5.75     5450.58    933024.84  CA    90402
SANTA MONICA           7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          993674       6     5911.57    985018.43  CA    90402
SANTA MONICA           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          278253   5.875     3830.21    646839.84  CA    90405
CALABASAS              7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          270559   5.875     2070.39    349643.15  CA    91302
CALABASAS              7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          298592   5.375     2684.51     475862.8  CA    91302
CALABASAS               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          351707       6     1804.65    300700.35  CA    91302
LOS ANGELES            7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          305434       6     1948.54       324425  CA    91423
STUDIO CITY            7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          313725    5.75     2357.64    403578.19  CA    91604
ROSS                    7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          301054   5.875     5672.85    958022.25  CA    94957
AROMAS                 6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          340922   5.875     2981.35    502969.78  CA    95004
AROMAS                 7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          345379   5.875     2188.69    369622.77  CA    95004
IRVINE                 6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          293587   5.875     2363.49    398733.29  CA    92602
CORONA DEL M           6/17/02    8/1/02  10/1/02    7/1/32   7/1/07          822530       5     3220.93     598115.7  CA    92625
SAN CLEMENTE            6/7/02    8/1/02   9/1/02    7/1/32   7/1/07          275554    5.75     1353.89     231514.4  CA    92672
SAN CLEMENTE           6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          742375    5.75     3370.14    576897.05  CA    92673
TUSTIN                 6/24/02    8/1/02  10/1/02    7/1/32   7/1/07          302191    5.75     2063.51    352825.55  CA    92780
ORANGE                 6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          282099    5.25     1756.01    317268.88  CA    92867
ORANGE                  6/3/02    8/1/02   9/1/02    7/1/32   7/1/07          761942   5.875     1875.17    316342.35  CA    92867
IRVINE                  7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          335116   5.875     2247.85    379612.57  CA    92602
IRVINE                 7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          297521   5.625     2763.16    479486.84  CA    92612
IRVINE                  7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          959389   5.625     4893.08     849091.3  CA    92612
IRVINE                 7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          766197     5.5     2555.06    449507.44  CA    92620
CORONA DEL M            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          297586       6     3657.26    609392.74  CA    92625
CORONA DEL M           7/17/02    9/1/02  10/1/02    8/1/32   8/1/07          311783       6     3897.08    649352.92  CA    92625
NEWPORT COAS           7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          296354   5.875     3750.35    631953.61  CA    92657
SAN CLEMENTE            7/3/02    9/1/02  10/1/02    8/1/32   8/1/07          323061    5.75     2929.54    501475.88  CA    92672
YORBA LINDA            7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          292088     5.5     3577.08    629310.42  CA    92887
YORBA LINDA            7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          324986       6     2706.98    451050.52  CA    92887
TAHOE VISTA             7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          298821       6     3709.72    618134.03  CA    96148
UPLAND                 7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          749550    5.25      2429.7     439495.3  CA    91784
LAKE ARROWHE           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          296506       6     2068.45    344656.55  CA    92317
SAN DIEGO              7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          333188    5.25     2109.42    381561.83  CA    92121
LA HONDA               6/10/02    8/1/02   9/1/02    7/1/32   7/1/07          989468       6     3759.19     625748.5  CA    94020
REDWOOD CITY           6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          297357   5.875     2454.89    414576.88  CA    94061
MONTARA                7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          299789       6      2008.5     334666.5  CA    94037
REDWOOD CITY            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          300765   5.625     2465.54    427842.12  CA    94061
REDWOOD CITY           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          317282    5.75     2480.19    424556.27  CA    94061
REDWOOD CITY           7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          325178   5.625     3447.32    598209.79  CA    94061
REDWOOD CITY           7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          327286   5.875     2685.59    453522.71  CA    94061
REDWOOD CITY           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          358227       6     2709.97    451550.03  CA    94061
SUNNYVALE              5/30/02    8/1/02   9/1/02    7/1/32   7/1/07          258051   5.625     2993.42    518885.55  CA    94086
LOS ALTOS HI           6/11/02    8/1/02   9/1/02    7/1/32   7/1/07          295520   5.875        3845    648671.34  CA    94022
LOS ALTOS              6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          259701    5.75     3784.47    647822.93  CA    94024
LOS ALTOS              6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          283217   5.875     3833.17    646675.43  CA    94024
LOS ALTOS              6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          283807       6     2997.76    499001.99  CA    94024
LOS ALTOS              6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          306515    5.75     3501.44    599373.56  CA    94024
MOUNTAIN VIE           6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          759906   5.875     2182.78    368245.72  CA    94040
SUNNYVALE              6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          299536   5.875     2916.29    491992.25  CA    94085
SUNNYVALE              6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          293283    5.75     3501.44    598744.12  CA    94086
SUNNYVALE              6/29/02    8/1/02   9/1/02    7/1/32   7/1/07          297111   5.875     3549.23    598773.54  CA    94086
SUNNYVALE              6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          302978   5.875     2034.89    343296.84  CA    94086
SUNNYVALE              6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          306507    5.75      3151.3     539436.2  CA    94086
SUNNYVALE              6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          307163    5.75     2731.13     467020.4  CA    94086
SUNNYVALE              6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          307965   5.875     2105.88    355637.04  CA    94086
SUNNYVALE              6/29/02    8/1/02   9/1/02    7/1/32   7/1/07          327283   5.625      2187.5     379185.6  CA    94086
SUNNYVALE              6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          848957       6     3546.95    590419.16  CA    94086
PALO ALTO              6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          308004       6     4460.66    742514.98  CA    94301
PALO ALTO              6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          289506       6     3258.56    542415.17  CA    94303
PALO ALTO              6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          290198   5.875     3253.46    548875.75  CA    94303
PALO ALTO              6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          292822    5.75     2917.87    499477.96  CA    94303
PALO ALTO              6/30/02    9/1/02   9/1/02    8/1/32   8/1/07          297877    5.75     2392.65    409571.93  CA    94303
CAMPBELL               6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          278876   5.875     2277.42    384213.03  CA    95008
CAMPBELL               6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          293444   5.875     2040.81    344294.78  CA    95008
SARATOGA               6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          281887    5.75      2334.3    399162.74  CA    95070
SARATOGA               6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          294177   5.875     2839.39    479018.82  CA    95070
SARATOGA               6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          743834   5.875     4406.96    743477.16  CA    95070
SAN JOSE               6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          294320       6     1798.66    299401.19  CA    95134
LOS ALTOS               7/5/02    9/1/02   8/1/02    8/1/32   8/1/07          293772   5.625     3741.77    649305.11  CA    94022
LOS ALTOS               7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          298670   5.625      3022.2    524438.74  CA    94022
LOS ALTOS              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          322572   5.875        3845    649337.29  CA    94022
LOS ALTOS              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          322653       6     5995.51    999004.49  CA    94022
LOS ALTOS              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          356434   5.875     2632.35     444546.3  CA    94022
LOS ALTOS HI           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          745121    5.75     2917.87    499477.96  CA    94022
LOS ALTOS               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07         9971871    5.75     5368.87    919039.46  CA    94022
LOS ALTOS              7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          285045   5.875     4081.62     689296.5  CA    94024
LOS ALTOS              7/16/02    9/1/02  10/1/02    8/1/32   8/1/07          294911     5.5     5572.85    980425.69  CA    94024
LOS ALTOS               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          297508   5.875     2366.16    399592.17  CA    94024
LOS ALTOS HI           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          315097   5.625     5750.81       997932  CA    94024
LOS ALTOS               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          317450   5.375     2783.06    496443.09  CA    94024
LOS ALTOS              7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          338128     5.5     2935.47    516434.11  CA    94024
LOS ALTOS               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          342252   5.875     3608.39    609378.07  CA    94024
LOS ALTOS              7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          354518       6     5515.87    919084.13  CA    94024
LOS ALTOS HI           7/15/02    9/1/02   9/1/02    8/1/32   8/1/07         9908799     5.5     2356.33    414545.75  CA    94024
MOUNTAIN VIE            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          282809   5.875     2425.31    409581.98  CA    94035
MOUNTAIN VIE            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          293284   5.875     3188.39    538450.46  CA    94040
MOUNTAIN VIE            7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          308970       6     5553.34    925327.91  CA    94040
MOUNTAIN VIE            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          324538   5.875        3845    649337.29  CA    94040
MOUNTAIN VIE           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          324607   5.875     3135.16    529459.63  CA    94040
MOUNTAIN VIE           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          336100    5.75     2684.44    459519.73  CA    94040
SUNNYVALE               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          292050    5.75     2217.58    379603.25  CA    94085
SUNNYVALE               7/3/02    9/1/02  10/1/02    8/1/32   8/1/07          303538     5.5     2401.75       421937  CA    94085
SUNNYVALE              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          311013     5.5     2549.38    448508.54  CA    94085
SUNNYVALE              7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          359312    5.75     2398.49    410570.89  CA    94085
SUNNYVALE              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          260962       6     3117.67    519482.33  CA    94086
SUNNYVALE              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          297030   5.625     2302.63    399572.37  CA    94086
SUNNYVALE              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          298699   5.625     2722.86    472494.33  CA    94086
SUNNYVALE              7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          300937       6     2832.88    471828.57  CA    94086
SUNNYVALE              7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          316883   5.625     2342.93    406564.88  CA    94086
SUNNYVALE              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          321368    5.75     2398.49    410570.89  CA    94086
SUNNYVALE              7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          325437    5.75     2970.39    508468.57  CA    94086
SUNNYVALE              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          335982    5.75     2445.18    418562.53  CA    94086
SUNNYVALE              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          337424    5.75     2310.95    395586.55  CA    94086
SUNNYVALE              7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          770195     5.5     3147.83    553793.17  CA    94086
PALO ALTO               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          300515    5.75     2976.23    509467.52  CA    94301
PALO ALTO              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          773935     5.5     3633.85    638933.33  CA    94301
EAST PALO AL            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          274334       6     2398.21    399601.79  CA    94303
PALO ALTO               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          295467   5.625     2907.07    504460.12  CA    94303
PALO ALTO              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          320396   5.625      3154.6    547414.15  CA    94303
PALO ALTO              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          350012   5.625     3108.55     539422.7  CA    94303
STANFORD                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          295103    5.75     3792.94     649271.4  CA    94305
STANFORD               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          295382   5.375     3639.81    649271.65  CA    94305
CAMPBELL               7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          291303       6     2398.21    399601.79  CA    95008
CAMPBELL                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          291574       6     1849.62    308192.88  CA    95008
CAMPBELL               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          336665   5.875     3756.27    634352.58  CA    95008
CAMPBELL               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          371938   5.875     2661.92    446526.52  CA    95008
SARATOGA               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          274533   5.875     5915.38    998980.45  CA    95070
SARATOGA                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          275365       6     3459.41    576425.59  CA    95070
SARATOGA                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          287667    5.75     2030.84    347636.66  CA    95070
SARATOGA               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          289190    5.75      2906.2    497480.05  CA    95070
SARATOGA               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          289624   5.875     2404.01    405985.66  CA    95070
SARATOGA               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          291235   5.875        3845    649337.29  CA    95070
SARATOGA               7/16/02    9/1/02  10/1/02    8/1/32   8/1/07          293631       6     3897.08    649352.92  CA    95070
SARATOGA                7/8/02    9/1/02   8/1/02    8/1/32   8/1/07          293716   5.875        3845    649337.29  CA    95070
SARATOGA                7/2/02    8/1/02   9/1/02    7/1/32   7/1/07          295073    5.75     3793.23    648639.45  CA    95070
SARATOGA                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          298815    5.75     2912.03    498479.01  CA    95070
SARATOGA               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          298858    5.75     3197.98    547427.85  CA    95070
SARATOGA               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          304744   5.625     2616.94       454114  CA    95070
SARATOGA               7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          306277       6     3597.31    599402.69  CA    95070
SARATOGA                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          320698   5.875     3164.73    531144.32  CA    95070
SARATOGA               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          336652   5.625     3310.03    574385.28  CA    95070
SARATOGA               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          339089    5.75     2917.87    499477.96  CA    95070
SARATOGA               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          346912   5.625     3695.72    641313.66  CA    95070
SARATOGA               7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          347068     5.5     3372.67    593349.83  CA    95070
SARATOGA               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          370623    5.75     2521.04    431548.96  CA    95070
SARATOGA                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          910207   5.875     2366.16    399592.17  CA    95070
SARATOGA               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07         9982192       6     3897.08    492351.16  CA    95070
SAN JOSE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          306007       6     1762.68    293707.32  CA    95134
SAN FRANCISC           6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          287208       6     3747.19    623752.51  CA    94107
SAN FRANCISC           6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          301202       6     2721.96    453093.82  CA    94112
SAN FRANCISC           6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          283664       6     2188.36    362271.46  CA    94114
SAN FRANCISC           6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          302873   5.875     4436.54    749235.33  CA    94118
SAN FRANCISC           6/26/02    9/1/02  11/1/02    8/1/32   8/1/07          303787   5.875        2307    389602.37  CA    94122
SAN FRANCISC           6/14/02    8/1/02   9/1/02    7/1/32   7/1/07          289858   5.875     3099.66     522928.9  CA    94123
SAN FRANCISC            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          305712    5.75     2042.51    349634.57  CA    94107
SAN FRANCISC            7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          337648   5.625     2878.29    499465.46  CA    94107
SAN FRANCISC            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          285980       6     3777.17    629372.83  CA    94108
SAN FRANCISC            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          337715       6     2769.93    461540.07  CA    94109
SAN FRANCISC            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          279966   5.875     2354.32    397583.05  CA    94110
SAN FRANCISC           7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          295239   5.875     2721.08       459531  CA    94112
SAN FRANCISC            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          333323       6     2791.51       465128  CA    94112
SAN FRANCISC            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          295497    5.75     3793.23    649321.35  CA    94114
SAN FRANCISC           7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          346308       6      3477.4     579422.6  CA    94115
SAN FRANCISC            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          305628   5.625     3206.41    556404.53  CA    94118
SAN FRANCISC            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          320018       6     2997.76    499502.24  CA    94118
SAN FRANCISC            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          326888   5.625     5658.71     981949.1  CA    94118
SAN FRANCISC           7/21/02    9/1/02   9/1/02    8/1/32   8/1/07          374919   5.875     2744.74    463526.93  CA    94118
SAN FRANCISC           7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          316669   5.875     4968.92    839143.58  CA    94120
SAN FRANCISC            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          310150    5.75        2025    346637.71  CA    94121
SAN FRANCISC            7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          327168    5.75     1890.78    323661.72  CA    94121
SAN FRANCISC            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          311387    5.75     2287.61    391590.72  CA    94122
SAN FRANCISC           7/21/02    9/1/02   9/1/02    8/1/32   8/1/07          334224   5.875     1857.43    312679.86  CA    94122
SAN FRANCISC           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          334506       6     1978.52    329571.48  CA    94122
SAN FRANCISC            7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          288719    5.75     2100.87    359624.13  CA    94123
SAN FRANCISC            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          298415    5.75     2567.73     439540.6  CA    94123
SAN FRANCISC            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          303013     5.5     3276.15    576368.43  CA    94123
SAN FRANCISC           7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          291477     5.5     2821.92       496456  CA    94127
SAN FRANCISC           7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          319372   5.375     2463.88    439506.95  CA    94133
HAYWARD                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          336477   5.875     1904.76     321671.7  CA    94541
HAYWARD                7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          302267       6     2581.07    430071.43  CA    94544
EMERYVILLE             6/11/02    8/1/02   9/1/02    7/1/32   7/1/07          273736       6     2163.18    360012.49  CA    94608
OAKLAND                 7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          309738       6     2266.31    377623.69  CA    94605
FREMONT                 7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          295190    5.75     2077.52    355405.83  CA    94538
FREMONT                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          302388    5.75     1914.12    327657.55  CA    94538
LIVERMORE              6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          986579     5.5      2349.8    413397.01  CA    94550
LIVERMORE              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          280201       6     2308.27    384616.73  CA    94550
LIVERMORE              7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          291747   5.875      3209.1    541946.89  CA    94550
LIVERMORE               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          310952   5.875     3070.09    518470.85  CA    94550
LIVERMORE              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          312001   5.625      1790.3    310667.51  CA    94550
LIVERMORE              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          323961       6     2118.82    353048.18  CA    94550
LIVERMORE              7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          325913   5.875     3034.59    512476.97  CA    94550
LIVERMORE               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          386941   4.625     2776.36    539304.89  CA    94550
LIVERMORE              7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          775389   5.875     2026.02     342150.8  CA    94550
LIVERMORE              7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          902556   5.875     3455.63     583581.4  CA    94550
NEWARK                 6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          277560       6     2206.35    367633.65  CA    94560
SAN LEANDRO            6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          313519   5.875     2011.23    339305.02  CA    94577
NEWARK                 7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          354918    5.75     1960.81    335649.19  CA    94560
NEWARK                  7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          998805    5.75     2217.58    379603.25  CA    94560
SAN LEANDRO            7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          295689    5.75     2305.12    394587.59  CA    94579
UNION CITY             6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          280114       6     2098.43     349301.4  CA    94587
UNION CITY             6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          291656   5.875     3774.02    636695.86  CA    94587
UNION CITY             6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          748856    5.75     2847.84    486978.54  CA    94587
UNION CITY              7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          298032       6     2365.23    394107.27  CA    94587
UNION CITY              7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          299905   5.625     2302.63    399572.37  CA    94587
UNION CITY             7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          303319   5.875     2129.54    359632.96  CA    94587
UNION CITY              7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          311883   5.875     2324.75    392599.31  CA    94587
UNION CITY              7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          313468   5.875     2176.86    367624.81  CA    94587
UNION CITY             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          320898   5.625     2245.06    389583.07  CA    94587
FREMONT                6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          298530    5.75     2159.22     369613.7  CA    94536
FREMONT                6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          320037    5.75      2170.9     371611.6  CA    94536
FREMONT                 7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          293887    5.75     3209.66    549425.76  CA    94536
FREMONT                 7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          295208   5.875     2354.33    397594.21  CA    94536
FREMONT                7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          295452   5.625     3655.42    634321.14  CA    94536
FREMONT                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          296292    5.75     2124.21    361619.96  CA    94536
FREMONT                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          304750    5.75     2392.65    409571.93  CA    94536
FREMONT                7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          309555    5.75     3764.04    644326.59  CA    94536
FREMONT                 7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          317516   5.625     2233.55     387585.2  CA    94536
FREMONT                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          333375    5.75     2474.35    423557.32  CA    94536
FREMONT                7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          339930    5.75      1779.9    304681.56  CA    94536
FREMONT                 7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          340845   5.875     2241.93    378613.59  CA    94536
FREMONT                7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          356029   5.375     2794.26    498440.84  CA    94536
FREMONT                7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          357689    5.75     1800.33    307478.23  CA    94536
FREMONT                7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          359605    5.75     2417.16    413767.55  CA    94536
FREMONT                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          756871   5.375     2239.89    399551.78  CA    94536
FREMONT                6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          279878       6     2023.49    336826.34  CA    94555
FREMONT                6/26/02    9/1/02  10/1/02    8/1/32   8/1/07          308237       6     1199.11    199800.89  CA    94555
FREMONT                7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          290983   5.875     2176.86    367624.81  CA    94555
FREMONT                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          291281   5.875     2271.51    383608.49  CA    94555
FREMONT                7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          294994   5.875     2283.34    385606.45  CA    94555
FREMONT                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          296845   5.875     1869.26    315677.82  CA    94555
FREMONT                7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          300286   5.875     2176.86    367624.81  CA    94555
FREMONT                 7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          306447   5.625     2247.94    390082.53  CA    94555
FREMONT                7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          309717   5.625     1813.32    314663.24  CA    94555
FREMONT                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          316123    5.75      2007.5    343640.33  CA    94555
FREMONT                 7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          325446    5.75     1984.15    339645.02  CA    94555
FREMONT                7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          327618    5.75     1811.42    310075.91  CA    94555
DUBLIN                 6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          997634       6     2973.77    495506.23  CA    94568
DUBLIN                 7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          289783     5.5     2061.08    362602.67  CA    94568
DUBLIN                  7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          293815    5.75     2672.77    457521.81  CA    94568
DUBLIN                  7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          295589       6     2530.11    421579.89  CA    94568
DUBLIN                  7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          312846   5.875     2070.39    349643.15  CA    94568
DUBLIN                 7/25/02    9/1/02   9/1/02    8/1/32   8/1/07          334720   5.875     2046.73    345647.23  CA    94568
OAKLAND                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          303684       6     2382.61    397004.38  CA    94602
HAYWARD                7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          352006   5.625     2907.07    504460.12  CA    94542
OAKLAND                7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          298008       6     2104.43    350650.57  CA    94619
OAKLAND                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          298907    5.75     2357.64    403578.19  CA    94619
ALBANY                  7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          303261    5.75     2608.58     446533.3  CA    94706
PLEASANTON             6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          278024   5.875     2179.23    367646.96  CA    94588
PLEASANTON             6/17/02    8/1/02   9/1/02    7/1/32   7/1/07          288598       6     1804.65     300399.2  CA    94588
PLEASANTON             6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          289994   5.875     1952.08    329325.44  CA    94588
PLEASANTON             6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          291472    5.75     3075.43    525896.92  CA    94588
PLEASANTON             6/25/02    8/1/02  10/1/02    7/1/32   7/1/07          295127       6     3156.04     525349.3  CA    94588
PLEASANTON              7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          292777    5.75     1937.47    331653.36  CA    94588
PLEASANTON             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          301233   5.125     2357.63    432491.64  CA    94588
PLEASANTON              7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          303758    5.75     3209.66    549425.76  CA    94588
PLEASANTON             7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          310512    5.75     2322.62    397584.46  CA    94588
PLEASANTON              7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          334674    5.75     2322.62    397584.46  CA    94588
PLEASANTON             7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          347632   5.625     2256.58    391580.92  CA    94588
BERKELEY                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          298627   5.875     2570.23    434057.01  CA    94709
PLEASANTON             6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          997464       6     2398.21    398596.58  CA    94566
CASTRO VALLE            7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          316654   5.625     3373.35    585373.53  CA    94552
CASTRO VALLE           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          318954   5.875     2046.73    345647.23  CA    94552
PLEASANTON             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          268765     5.5     5269.09    926984.24  CA    94566
PLEASANTON             7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          277837   5.125      2232.4    409518.64  CA    94566
PLEASANTON              7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          290199       6     2398.21    399601.79  CA    94566
PLEASANTON             7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          307347    5.25     3589.33    649254.42  CA    94566
PLEASANTON             7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          307689       6     3117.67    519482.33  CA    94566
PLEASANTON             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          309710       6     5890.59    981521.91  CA    94566
PLEASANTON              7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          313873   5.875     2395.73    404587.08  CA    94566
PLEASANTON              7/1/02    9/1/02  10/1/02    8/1/32   8/1/07          328102       5     3475.92       646722  CA    94566
PLEASANTON             7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          332987     5.5     2498.28    439518.39  CA    94566
FREMONT                6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          282127   5.875     2271.51    383086.57  CA    94539
FREMONT                6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          289589    5.75      3151.3     538869.7  CA    94539
FREMONT                6/25/02    9/1/02   9/1/02    8/1/32   8/1/07          289851   5.875     3714.86    627359.72  CA    94539
FREMONT                6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          289970   5.875     2945.86    497492.26  CA    94539
FREMONT                6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          290355   5.875     2484.46    419571.79  CA    94539
FREMONT                6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          291400   5.875     2141.37    361260.03  CA    94539
FREMONT                6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          292936   5.625     3396.37    588735.55  CA    94539
FREMONT                6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          294563       6     2638.03    439561.97  CA    94539
FREMONT                6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          294625    5.75     2912.03    498479.01  CA    94539
FREMONT                6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          295406   5.875     2070.39    349284.55  CA    94539
FREMONT                6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          295929   5.875     2366.16     399181.9  CA    94539
FREMONT                6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          297029    5.75        2025    346273.68  CA    94539
FREMONT                6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          302351     5.5     3676.44    646791.27  CA    94539
FREMONT                6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          320890    5.75     3262.18    558416.36  CA    94539
FREMONT                6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          749191       6        2668    444111.79  CA    94539
FREMONT                 7/2/02    8/1/02   9/1/02    7/1/32   7/1/07          282132       6     3820.94    635847.99  CA    94539
FREMONT                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          290727   5.625     5393.91    935998.28  CA    94539
FREMONT                 7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          291643    5.75     1977.09    338013.37  CA    94539
FREMONT                7/25/02    8/1/02   9/1/02    7/1/32   7/1/07          291797    5.75     2917.87    498953.42  CA    94539
FREMONT                 7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          291801    5.75     3781.56    647323.44  CA    94539
FREMONT                 7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          292123    5.75     2451.01    419561.49  CA    94539
FREMONT                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          293166    5.75     1826.59     312673.2  CA    94539
FREMONT                 7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          295038       6     2638.03    439561.97  CA    94539
FREMONT                 7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          295057    5.75     2771.98    474504.06  CA    94539
FREMONT                 7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          296519    5.75     2305.12    394587.59  CA    94539
FREMONT                7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          297044   5.875     2549.53    430560.57  CA    94539
FREMONT                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          298555    5.75      2188.4    369608.48  CA    94539
FREMONT                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          298556    5.75     2801.15    479498.85  CA    94539
FREMONT                 7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          299288   5.875     2011.23    339653.35  CA    94539
FREMONT                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          300252   5.625     2193.26    380592.68  CA    94539
FREMONT                 7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          303604   5.875     2159.12    364627.86  CA    94539
FREMONT                 7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          303638     5.5     3690.63    649288.54  CA    94539
FREMONT                 7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          303872    5.75     3793.23    649321.35  CA    94539
FREMONT                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          304798   5.625     1974.51     342633.3  CA    94539
FREMONT                 7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          305281   5.875     2366.16    399592.17  CA    94539
FREMONT                 7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          307593   5.875      2062.7    348344.48  CA    94539
FREMONT                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          307996   5.875     2017.15    340652.33  CA    94539
FREMONT                7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          308276    5.75     3384.73    579394.44  CA    94539
FREMONT                7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          312055   5.625     2337.17    404903.13  CA    94539
FREMONT                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          312812   5.625     3235.19    561399.19  CA    94539
FREMONT                7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          313838    5.75     3501.44    599373.56  CA    94539
FREMONT                 7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          313853    5.75     1954.97    334650.24  CA    94539
FREMONT                 7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          316114   5.875     1943.21    328165.07  CA    94539
FREMONT                 7/1/02    9/1/02  10/1/02    8/1/32   8/1/07          316249   5.625     2947.37    511452.63  CA    94539
FREMONT                7/16/02    9/1/02  10/1/02    8/1/32   8/1/07          317133   5.625     3252.46    564395.98  CA    94539
FREMONT                 7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          317360     5.5     3690.63    649288.54  CA    94539
FREMONT                7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          321035     5.5     2498.28    439518.39  CA    94539
FREMONT                 7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          322399    5.75     2509.37    429551.05  CA    94539
FREMONT                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          325754    5.75     3145.46    538437.25  CA    94539
FREMONT                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          331990   5.625     2861.02    496468.67  CA    94539
FREMONT                7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          332923     5.5     2714.04    477476.79  CA    94539
FREMONT                7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          333471     5.5     2810.56    494458.19  CA    94539
FREMONT                 7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          336907    5.75     2030.84     345667.5  CA    94539
FREMONT                7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          337091   5.875     2247.85    379612.57  CA    94539
FREMONT                7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          338261     5.5     2384.72    419540.28  CA    94539
FREMONT                 7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          343971   5.875     2046.73    345647.23  CA    94539
FREMONT                7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          345697     5.5     3645.21    641297.29  CA    94539
FREMONT                7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          350461    5.25     2114.95    382560.68  CA    94539
FREMONT                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          356242    5.75     2363.48    404577.15  CA    94539
FREMONT                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          362440     5.5     3577.08     627887.5  CA    94539
FREMONT                7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          369316   5.625     2994.57    519643.87  CA    94539
BERKELEY                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          302718   5.875     2466.72    416574.84  CA    94707
OAKLAND                6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          287129       6     1971.93     328243.5  CA    94611
OAKLAND                6/17/02    8/1/02   9/1/02    7/1/32   7/1/07          767925   5.875     3697.12    623722.44  CA    94618
OAKLAND                 7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          297092       6     2886.84    481020.66  CA    94611
OAKLAND                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          347103   5.875     2049.68    346146.73  CA    94611
OAKLAND                7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          289913    5.75     2553.14    437043.21  CA    94618
OAKLAND                 7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          340803   5.875     2924.57    493895.93  CA    94618
BERKELEY                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          297161    5.75     2791.82    474692.33  CA    94705
BERKELEY                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          352027   5.625     2021.71    350824.54  CA    94705
RICHMOND               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          306542    5.75     1896.62    324660.67  CA    94804
MARTINEZ               6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          284837       6     1930.56    321679.44  CA    94553
RICHMOND               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          784594   5.625     1934.21    335640.79  CA    94805
PLEASANT HIL           6/25/02    9/1/02   9/1/02    8/1/32   8/1/07          264365       5     3140.41    584290.75  CA    94523
CLAYTON                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          269730    4.75     2738.65    524339.47  CA    94517
CONCORD                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          270299       6     2302.28       383617  CA    94518
CONCORD                 7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          292065    5.75     2375.15    406575.06  CA    94518
PLEASANT HIL            7/8/02    9/1/02  10/1/02    8/1/32   8/1/07          319984   5.625     2329.11    404167.45  CA    94523
BYRON                  7/19/02    9/1/02   8/1/02    8/1/32   8/1/07          348865   5.625     1735.61    301177.67  CA    94514
WALNUT CREEK            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          290677       6     2050.47    341659.53  CA    94596
WALNUT CREEK           7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          319972   5.625     1830.59    317660.04  CA    94596
SAN RAMON              6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          258685       6     2122.41    353293.42  CA    94583
SAN RAMON              6/13/02    8/1/02   9/1/02    7/1/32   7/1/07          266448     5.5     2838.95    498902.93  CA    94583
SAN RAMON              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          275825       6      2278.3    379241.51  CA    94583
SAN RAMON              6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          276582   5.875     2395.73    404172.14  CA    94583
SAN RAMON              6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          290399       6     1936.55    322355.29  CA    94583
SAN RAMON              6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          302085   5.625     2561.68    444046.29  CA    94583
SAN RAMON              6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          305465   5.625     2183.23    378853.55  CA    94583
SAN RAMON              6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          322738    5.75     2413.66    412734.28  CA    94583
SAN RAMON               7/1/02    9/1/02   8/1/02    8/1/32   8/1/07          290182       6      2811.9     468533.1  CA    94583
SAN RAMON              7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          290553   5.375     2284.69    407542.81  CA    94583
SAN RAMON               7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          291028   5.875     3738.52    631355.65  CA    94583
SAN RAMON              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          295399     5.5     3378.34    594348.74  CA    94583
SAN RAMON               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          297056       6     3001.95    500201.55  CA    94583
SAN RAMON               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          297220       6     2158.39    359641.61  CA    94583
SAN RAMON              7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          297881       6     2038.48    339661.52  CA    94583
SAN RAMON               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          298793    5.75     2917.87    499477.96  CA    94583
SAN RAMON               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          306823    5.75     2159.22     369613.7  CA    94583
SAN RAMON              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          307881       6     2110.42    351649.58  CA    94583
SAN RAMON              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          308564    5.75     2871.18    491486.32  CA    94583
SAN RAMON               7/3/02    9/1/02  10/1/02    8/1/32   8/1/07          309673   5.875     3070.09    518470.85  CA    94583
SAN RAMON              7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          309789   5.875     1993.49    336656.41  CA    94583
SAN RAMON               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          311401   5.875     2357.28    398093.71  CA    94583
SAN RAMON               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          311406   5.875     2082.22    351641.11  CA    94583
SAN RAMON              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          316990   5.625     2406.25    417553.13  CA    94583
SAN RAMON               7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          324465   5.875     4179.21     705779.7  CA    94583
SAN RAMON              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          387907    4.75     2207.62    422667.55  CA    94583
WALNUT CREEK           6/20/02    8/1/02  10/1/02    7/1/32   7/1/07          291505    5.75     2097.95    358747.51  CA    94595
WALNUT CREEK            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          292121   5.875     2206.44    372619.71  CA    94598
WALNUT CREEK            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          292654       6      2146.4     357643.6  CA    94598
WALNUT CREEK           7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          297375     5.5      3134.2     551395.8  CA    94598
WALNUT CREEK           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          303202   5.875     3129.23    528460.67  CA    94598
WALNUT CREEK           7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          304588   5.375     1847.91    329630.22  CA    94598
WALNUT CREEK           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          306023   5.625     2941.61     510453.7  CA    94598
WALNUT CREEK            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          313927    5.75      3403.4     582591.1  CA    94598
WALNUT CREEK           7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          316386    5.75     3447.16    590083.28  CA    94598
WALNUT CREEK            7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          345752    5.75      2042.5    349634.58  CA    94598
WALNUT CREEK           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          974398       6     2058.86    343058.14  CA    94598
WALNUT CREEK           7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          979270   5.875     4708.65    795188.43  CA    94598
DANVILLE               6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          277320   5.875        3845    648671.34  CA    94526
DANVILLE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          321552    5.75     2771.98    474504.06  CA    94526
DANVILLE               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          373847    5.75     2757.39    472006.67  CA    94526
DANVILLE               6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          273413   5.875     3519.65    593783.77  CA    94506
DANVILLE               6/27/02    8/1/02   8/1/02    7/1/32   7/1/07          298200   5.875     2887.89    487202.08  CA    94506
MORAGA                 6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          294070   5.875     2656.01     448082.2  CA    94556
MORAGA                 6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          294146   5.875     2105.88    355637.04  CA    94556
DANVILLE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          291341   5.875     2654.83    448342.42  CA    94506
DANVILLE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          297489       6     2080.44    346654.56  CA    94506
DANVILLE                7/8/02    9/1/02  10/1/02    8/1/32   8/1/07          297667   5.875     2623.47    443047.83  CA    94506
DANVILLE               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          306060       6     3267.56    544457.44  CA    94506
DANVILLE               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          306454   5.625     2072.37    359615.13  CA    94506
DANVILLE               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          323298    5.75      2334.3    396282.37  CA    94506
DANVILLE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          327202       6     2638.03       428094  CA    94506
DANVILLE               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          752109   4.125     1575.12    324542.07  CA    94506
DANVILLE                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          762921   5.875     2070.09    349593.21  CA    94506
LAFAYETTE               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          284090       6     3597.31    599402.69  CA    94549
LAFAYETTE               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          293726    5.75     1995.82    341642.93  CA    94549
LAFAYETTE              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          294282       6     1864.61    310690.39  CA    94549
LAFAYETTE               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          316420    5.75     2718.29    465313.67  CA    94549
LAFAYETTE               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          982335   5.875     3578.81    604383.17  CA    94549
MORAGA                 7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          272530    5.75     2626.08    449530.17  CA    94556
MORAGA                  7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          285051   5.875     2366.16    399592.17  CA    94556
MORAGA                  7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          296521   5.875      2922.2    493496.34  CA    94556
MORAGA                 7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          298811    5.75      3559.8    609363.12  CA    94556
MORAGA                  7/2/02    9/1/02  10/1/02    8/1/32   8/1/07          916272   5.875     3572.89    603384.19  CA    94556
ALAMO                  6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          290374   5.875     3590.64    606381.13  CA    94507
ALAMO                  6/10/02    8/1/02   9/1/02    7/1/32   7/1/07          765062       6     4488.83    747205.61  CA    94507
ALAMO                  7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          296041       6     2266.31    377623.69  CA    94507
ALAMO                  7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          337515   5.875     3805.96    642744.02  CA    94507
ALAMO                  7/12/02    9/1/02   8/1/02    8/1/32   8/1/07          337649   5.875     2821.64    476513.67  CA    94507
ALAMO                   7/2/02    9/1/02   9/1/02    8/1/32   8/1/07         9870248    5.75     2976.23    509467.52  CA    94507
ORINDA                  7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          292012    5.75     3769.89    645325.53  CA    94563
ORINDA                 7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          346778   4.875     4557.81    860191.02  CA    94563
ORINDA                 7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          369245   5.875     2448.97     413577.9  CA    94563
EL DORADO HI            7/4/02    9/1/02   9/1/02    8/1/32   8/1/07          997479   5.625     2855.26    495469.74  CA    95762
PASADENA               6/25/02    9/1/02   9/1/02    8/1/32   8/1/07          264574       6      2411.4     401799.6  CA    91104
COVINA                 7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          332922   5.875     3667.54    619367.88  CA    91724
SAN PEDRO               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          300114       6     1954.54    325675.46  CA    90732
GLENDALE               7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          336710       6     2470.15    411589.85  CA    91201
VENICE                  7/9/02    9/1/02   8/1/02    8/1/32   8/1/07          979730   5.875     2224.19    375616.64  CA    90291
MANHATTAN BE           6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          275672       6     2446.17    407185.63  CA    90266
MANHATTAN BE           7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          258975    5.75     3764.05    644326.58  CA    90266
MANHATTAN BE            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          272800   5.875     3407.26    575412.74  CA    90266
MANHATTAN BE           7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          288771       6     3297.53    549452.47  CA    90266
MANHATTAN BE           7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          320179   5.625     5756.57    998930.93  CA    90266
MANHATTAN BE           7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          325486   5.625     2383.22    413557.41  CA    90266
MANHATTAN BE            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          331765    5.75     3370.72    576996.95  CA    90266
MANHATTAN BE            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          338972   5.375     3611.82    644277.24  CA    90266
PASADENA               6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          747962   5.625     2342.77    405386.34  CA    91105
TORRANCE               6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          755949   5.625     3701.48    641621.84  CA    90277
REDONDO BEAC            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          269372    5.25     4218.84    763123.66  CA    90277
REDONDO BEAC            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          308295       6     1906.58    317683.42  CA    90277
REDONDO BEAC           7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          332354   5.875     2696.53    455385.24  CA    90277
REDONDO BEAC           7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          348166    5.75     1954.97    334650.24  CA    90277
REDONDO BEAC            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          764704    5.25     2098.38    379564.12  CA    90277
SANTA MONICA           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          312042       6     3027.74    504497.26  CA    90403
CARMEL                 6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          287629   5.875     2780.23    469039.29  CA    93923
CARMEL                 6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          290859   5.875     2159.11    364253.92  CA    93923
SAN RAFAEL             6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          294724       6     2754.94    459042.56  CA    94901
SAN RAFAEL             6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          293161       6      2263.3    376746.52  CA    94903
SAN RAFAEL             6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          307428   5.875      5844.4    986992.68  CA    94903
SAN RAFAEL             6/28/02    9/1/02   9/1/02    8/1/32   8/1/07         9951849       6     5695.73    949054.27  CA    94903
MILL VALLEY            6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          288006   5.875     3105.57    523372.82  CA    94941
MILL VALLEY            6/10/02    8/1/02   9/1/02    7/1/32   7/1/07          989465       6     2733.96    455089.81  CA    94941
SAN RAFAEL              7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          309669   5.875      2607.5    440350.58  CA    94901
SAN RAFAEL              7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          264764   5.875     2224.19    375616.64  CA    94903
SAN RAFAEL              7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          304962    5.25     2374.48    429506.77  CA    94903
TIBURON                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          290176       6     2248.32    374626.68  CA    94920
CORTE MADERA           7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          322009   5.875     4575.54    772711.39  CA    94925
MILL VALLEY             7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          291767   5.625     3569.07    619337.18  CA    94941
MILL VALLEY            7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          298835   5.875     3312.62    559429.05  CA    94941
MILL VALLEY             7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          316093    5.75     5835.73    998955.94  CA    94941
NOVATO                  7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          291207       6     3597.31    599402.69  CA    94947
NOVATO                  7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          313127   5.875     5841.44     986493.2  CA    94947
NOVATO                 7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          761358   5.125     3484.72    639248.61  CA    94947
NOVATO                  7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          286118   5.875     3253.46    549439.25  CA    94949
SAN ANSELMO            7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          293137   5.875     2366.16    399592.17  CA    94960
NAPA                   6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          744171    5.75     2912.03    497955.53  CA    94558
MISSION VIEJ            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07         4311010     5.5     2461.48    433045.49  CA    92691
HUNTINGTON B            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          296543       6     2038.48    339661.52  CA    92647
MISSION VIEJ           6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          303683    5.75     1754.81    299825.23  CA    92692
MISSION VIEJ            6/5/02    8/1/02   9/1/02    7/1/32   7/1/07          325476    5.75     2917.86    498953.44  CA    92692
LAKE FOREST            6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          290615       6     2733.96    455089.81  CA    92679
COTO DE CAZA           6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          293430    5.25     3354.86    606143.21  CA    92679
COTO DE CAZA           7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          295125   5.625     2475.33     429540.3  CA    92679
TRABUCO CANY            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          307002    5.75     2421.83    414566.71  CA    92679
DOVE CANYON            7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          332153     5.5     2770.82    487465.85  CA    92679
ANAHEIM                6/22/02    8/1/02   9/1/02    7/1/32   7/1/07          312303   5.375      1945.9    346719.49  CA    92808
ANAHEIM                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          264570   4.875     1746.66    329644.17  CA    92807
LAGUNA NIGUE           6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          295649       6     2080.44    346307.39  CA    92677
SEAL BEACH              7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          312864       6     2119.42    353148.08  CA    90740
SAN JUAN CAP           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          267133   5.875     4123.02    696289.38  CA    92675
LAGUNA NIGUE           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          257962     5.5     4258.42    749179.08  CA    92677
LAGUNA NIGUE            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          831048    5.25     2495.52    451401.63  CA    92677
HUNTINGTON B            7/7/02    9/1/02   9/1/02    8/1/32   8/1/07          291839     5.5     2600.47    455099.17  CA    92648
LAGUNA HILLS            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          298478    5.75     3146.05    538537.14  CA    92653
HUNTINGTON B           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          306868   5.875     2170.95    366625.82  CA    92649
HUNTINGTON B           7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          321153   5.875     3194.31    539449.44  CA    92649
LAGUNA BEACH           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          297729       6     1990.51    331669.49  CA    92651
LAGUNA BEACH           7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          346872   5.875     4312.32    728256.74  CA    92651
NEWPORT BEAC            7/9/02    9/1/02   8/1/02    8/1/32   8/1/07          284366       6     2889.84    481520.16  CA    92660
NEWPORT BEAC           7/24/02    9/1/02   9/1/02    8/1/32   8/1/07          770785   5.625     3453.94    599358.56  CA    92660
ROSEVILLE              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          285160     5.5     3253.44    572372.81  CA    95746
SANTA CRUZ             6/26/02    8/1/02  10/1/02    7/1/32   7/1/07          291885    5.75     2310.95    395171.12  CA    95062
APTOS                  7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          340941    5.75     1867.44    319533.33  CA    95003
CAPITOLA               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          290160   5.875      2732.9    461528.97  CA    95010
SCOTTS VALLE            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          290413   5.875     2377.99    401590.13  CA    95066
RANCHO CUCAM           7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          280150    5.25     2435.22    440494.16  CA    91739
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          352327    5.75     2245.01    384298.34  CA    95111
SAN JOSE               6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          297863   5.875     3389.51    571828.74  CA    95121
SAN JOSE               6/13/02    8/1/02   9/1/02    7/1/32   7/1/07          265654       6     3597.31    598802.39  CA    95138
SAN JOSE               6/19/02    8/1/02   9/1/02    7/1/32   7/1/07         9925133   5.875     2558.41    431615.92  CA    95138
SANTA CLARA            7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          308279       6      2278.3     379621.7  CA    95054
SAN JOSE                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          270930   5.875     4673.15    789194.56  CA    95121
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          328878       6     5174.13       862115  CA    95121
SAN JOSE                7/9/02    9/1/02   8/1/02    8/1/32   8/1/07          334314    5.75     2100.87    359624.13  CA    95121
SAN JOSE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          260063       6     2026.49    337663.51  CA    95138
SAN JOSE               7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          268340       5     3972.48    739110.85  CA    95138
SAN JOSE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          302297   5.625     3453.94    599358.56  CA    95138
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          302555    5.75     3063.76    524451.87  CA    95138
SAN JOSE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          309846    5.75     4440.99    760205.47  CA    95138
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          321450    5.75     2626.08    449530.17  CA    95138
SAN JOSE               7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          356117   5.375     2223.09    396555.14  CA    95138
SAN JOSE               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          798792    5.75        2416    413567.75  CA    95138
SAN JOSE               6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          290016   5.875     3312.61    558855.32  CA    95123
SAN JOSE               6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          290854   5.875     2265.59    382609.51  CA    95123
SAN JOSE               6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          297735   5.875     2280.97    384208.86  CA    95123
SAN JOSE               6/19/02    8/1/02   9/1/02    7/1/32   7/1/07         9869549   5.875     1969.83     332319.3  CA    95123
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          286964   5.875     3336.28    382424.97  CA    95118
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          311956    5.75     3326.37    569404.88  CA    95118
SAN JOSE                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          313829    5.75     2847.84    487490.49  CA    95118
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          321812   5.875     2200.53    371620.72  CA    95118
SAN JOSE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          303265   5.875     2283.34    385606.45  CA    95123
SAN JOSE               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          306677    5.75      2334.3    399582.37  CA    95123
SAN JOSE               7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          353737   5.625     2216.28    384588.41  CA    95123
SAN JOSE               6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          282668       6     3817.34    635245.58  CA    95127
SAN JOSE               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          350846       6     2123.61    353847.39  CA    95127
SAN JOSE                7/1/02    9/1/02  10/1/02    8/1/32   8/1/07          308513    5.75     1989.99    340643.97  CA    95133
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          339098    5.75     2159.22     369613.7  CA    95133
GILROY                 6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          978857       6     2784.32    463937.68  CA    95020
SANTA CLARA            6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          300677   5.875     3365.85    567836.92  CA    95051
SANTA CLARA            6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          307003   5.625     2158.72     374196.3  CA    95051
GILROY                 7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          295395    5.75     2897.44    495981.62  CA    95020
GILROY                  7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          307336   5.875     2661.92     449541.2  CA    95020
GILROY                 7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          326757     5.5     3349.96    589354.21  CA    95020
SANTA CLARA             7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          289455   5.875     2377.99    401590.13  CA    95051
SANTA CLARA            7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          290608       6     2769.93    461540.07  CA    95051
SANTA CLARA            7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          295563   5.875     2011.23    338653.35  CA    95051
SANTA CLARA            7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          302385   5.125     1873.04    343596.13  CA    95051
SANTA CLARA            7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          305661   5.875     2531.79    427563.63  CA    95051
SANTA CLARA             7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          308302    5.75     2847.84    487490.49  CA    95051
SANTA CLARA            7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          311917    5.75     2205.91    377605.34  CA    95051
SANTA CLARA            7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          314768   5.375     2575.87    459484.55  CA    95051
SANTA CLARA            7/19/02    9/1/02   8/1/02    8/1/32   8/1/07          320250       6     2398.21    399601.79  CA    95051
SANTA CLARA            7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          326206   5.875     2318.83    391600.34  CA    95051
SANTA CLARA             7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          326554    5.75     1984.15    339645.02  CA    95051
SANTA CLARA             7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          344025   5.875     1921.32    323668.85  CA    95051
SANTA CLARA            7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          352903   5.375      1959.9    349607.81  CA    95051
SAN JOSE               6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          282470   5.875     1833.77    309366.33  CA    95119
SAN JOSE               6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          270522    5.75     2687.94     460119.1  CA    95132
SAN JOSE                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          290342       6      2140.4     356644.6  CA    95132
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          296611    5.75      2170.9     371611.6  CA    95132
SAN JOSE               6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          288177       6     2017.49    335828.35  CA    95136
SAN JOSE                6/5/02    8/1/02   9/1/02    7/1/32   7/1/07          302246   5.875     1916.58    323320.84  CA    95136
SAN JOSE               6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          297152   5.875     2159.12    363911.35  CA    95148
SAN JOSE               6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          309640   5.875     2116.52    357068.63  CA    95148
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          303601    5.75     2042.51    349634.57  CA    95136
SAN JOSE               7/27/02    9/1/02   9/1/02    8/1/32   8/1/07          309477    5.75     2281.77    390591.77  CA    95136
SAN JOSE                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          326642   5.625     2266.36    393279.11  CA    95136
SAN JOSE                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          289765   5.875     3525.57    595392.35  CA    95148
SAN JOSE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          296984   5.875     2011.23    339653.35  CA    95148
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          299454       6     2682.99    447054.51  CA    95148
SAN JOSE                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          311694    5.75      2596.9    444535.39  CA    95148
SAN JOSE               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          331962   5.375     2956.65    527408.35  CA    95148
SAN JOSE               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          340194    5.75     2521.04    431548.96  CA    95148
SAN JOSE               7/16/02    9/1/02   8/1/02    8/1/32   8/1/07          347620    5.75      2188.4    374608.48  CA    95148
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          349868     5.5     1975.91    347619.09  CA    95148
SAN JOSE                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          350521   5.875     2141.37    361630.92  CA    95148
MILPITAS                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          290907    5.75     2100.87    359624.13  CA    95035
MILPITAS                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          299390    5.75     1768.23    302683.65  CA    95035
MILPITAS               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          311261   5.875     1674.06    282711.46  CA    95035
MILPITAS               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          311629   5.625      2452.3    425544.58  CA    95035
MILPITAS                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          312242   5.875     2809.81    474515.71  CA    95035
MILPITAS                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          326342   5.875     2082.22    351641.11  CA    95035
MILPITAS               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          344433    5.75     4438.08    759705.98  CA    95035
MILPITAS               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          347896   5.875     2472.63    417573.83  CA    95035
SAN JOSE               6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          270433   5.875     2147.29    362257.99  CA    95124
SANTA CLARA             7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          303824   5.875      2076.3    350642.14  CA    95050
SAN JOSE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          290402       6      1875.1    312438.65  CA    95124
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          292616    5.75      2170.9     371611.6  CA    95124
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          296655     5.5     2333.62    410550.13  CA    95124
SAN JOSE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          307224   5.875     2366.16    399592.17  CA    95124
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          310058    5.75     2544.38    435089.17  CA    95124
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          310097    5.75      2042.5    349634.58  CA    95124
SAN JOSE               7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          324870       6     2362.23    393607.77  CA    95124
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          329980   5.625     2106.91    365608.72  CA    95124
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          348050    5.75     2275.94    389592.81  CA    95124
SAN JOSE               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          348120    5.75     2509.37    429551.05  CA    95124
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          350268    5.75     2933.63    502175.14  CA    95124
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          361858   5.875     2632.35     444546.3  CA    95124
SAN JOSE               7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          365458    5.75     2847.84    487490.49  CA    95124
SAN JOSE               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          299591       6     2150.59    358342.91  CA    95126
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          297589    5.75     2871.18    491486.32  CA    95128
SAN JOSE                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          314770       6     3003.75    500501.25  CA    95128
SAN JOSE               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          291974    5.75     2509.37    429551.05  CA    95130
SAN JOSE               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          308431    5.75     2626.08    449530.17  CA    95130
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          322649    5.75     1978.32    338646.06  CA    95130
SAN JOSE               6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          291538   5.875      1230.4    207574.83  CA    95131
SAN JOSE               6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          306352   5.875     2256.72    380720.18  CA    95131
SAN JOSE               6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          312115    5.75     2030.84    347636.66  CA    95131
SAN JOSE               6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          754913    5.75     2130.05    364618.91  CA    95131
MOUNTAIN VIE            7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          295114    5.75     2853.68    485498.13  CA    94043
MOUNTAIN VIE            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          300132   5.625      2014.8    349625.83  CA    94043
MOUNTAIN VIE           7/10/02    9/1/02   8/1/02    8/1/32   8/1/07          307342   5.875     3031.04    511877.58  CA    94043
MOUNTAIN VIE           7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          313443       6     1894.58    315685.42  CA    94043
MOUNTAIN VIE           7/19/02    9/1/02   8/1/02    8/1/32   8/1/07          325959       6     2260.31    376624.69  CA    94043
MOUNTAIN VIE           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          344159   5.875     2052.64    346646.21  CA    94043
MOUNTAIN VIE           7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          352382   5.625     2029.19    352123.15  CA    94043
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          287260   5.875     2661.92     449541.2  CA    95131
SAN JOSE               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          318926   5.375     2183.89    389562.99  CA    95131
SAN JOSE               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          321172       6      2542.1     423577.9  CA    95131
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          333599       6     2901.83       482420  CA    95131
SAN JOSE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          335214   5.875     2443.06    412578.92  CA    95131
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          337850   5.875     2585.03    436554.45  CA    95131
SAN JOSE               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          771259    5.75     2217.58    379603.25  CA    95131
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07         4370709    5.75     2235.09    382600.12  CA    95131
MORGAN HILL            6/12/02    8/1/02   9/1/02    7/1/32   7/1/07          304713   5.375     2659.86    473827.29  CA    95037
SAN JOSE               6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          277875   5.875     2632.35    444090.37  CA    95117
SAN JOSE               6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          320896       6     2434.18    405189.62  CA    95117
MORGAN HILL            7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          281502    5.75     2042.51    349634.57  CA    95037
MORGAN HILL            7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          301339       6     3693.24    615386.76  CA    95037
MORGAN HILL            7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          311221   5.625     2912.83    505459.05  CA    95037
MORGAN HILL            7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          316731   5.625      2405.1    417353.34  CA    95037
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          300986       6     2575.07    429072.43  CA    95117
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          314679       6     2973.78    495506.22  CA    95117
SAN JOSE               6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          267654       6     2390.57    397930.14  CA    95125
SAN JOSE               6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          271962   5.875     3176.56    535742.71  CA    95125
SAN JOSE               6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          277073       6      2805.9     467534.1  CA    95125
SAN JOSE               6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          292990    5.75     3118.62    533842.05  CA    95125
SAN JOSE               6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          261908   5.875     2763.08    466145.19  CA    95129
SAN JOSE               6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          290383   5.875     2247.84    379223.26  CA    95129
SAN JOSE               6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          293883    5.75     1896.62    324660.67  CA    95129
SAN JOSE               6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          295079       6     2038.48    339120.35  CA    95129
SAN JOSE               6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          298951    5.75     2462.68     421559.4  CA    95129
SAN JOSE               6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          305399   5.625     2302.63    399142.74  CA    95129
SAN JOSE               6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          306458   5.625     2958.88     513450.5  CA    95129
SAN JOSE               6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          387389   5.625     2763.16    478971.27  CA    95129
SAN JOSE               6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          805595    5.75     3705.69    632666.07  CA    95129
SAN JOSE               6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          273141   5.875     2484.46    419141.48  CA    95135
SAN JOSE               6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          285454   5.875     3529.71    596091.63  CA    95135
SAN JOSE               6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          294787   5.875     2176.86    367224.53  CA    95135
SAN JOSE               6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          867612   5.875      739.43    124744.48  CA    95135
SAN JOSE                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          290911   5.875     2347.22    396395.45  CA    95125
SAN JOSE                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          294944   5.375     2402.28    428519.28  CA    95125
SAN JOSE               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          295755   5.875     2602.77     439551.4  CA    95125
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          299565   5.625     2694.08    467499.67  CA    95125
SAN JOSE                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          304039       6     2241.72    373527.78  CA    95125
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          307376   5.625     3108.55     539422.7  CA    95125
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          307910    5.75     2509.37    429551.05  CA    95125
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          311439    5.75        2025    346637.71  CA    95125
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          313146   5.625     2532.89    439529.61  CA    95125
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          320187    5.75     2585.23    442122.71  CA    95125
SAN JOSE               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          324263       6     1886.79    314386.71  CA    95125
SAN JOSE                7/8/02    9/1/02  10/1/02    8/1/32   8/1/07          334845       6     2491.13    415086.37  CA    95125
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          335454    5.75     3413.91    584389.22  CA    95125
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          345205   5.625     2406.25    417553.13  CA    95125
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          290103    5.75     2042.51    349634.57  CA    95129
SAN JOSE                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          291168   5.875     2040.81    344648.25  CA    95129
SAN JOSE                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          293173   5.625     2302.63    399572.37  CA    95129
SAN JOSE               7/13/02    9/1/02   9/1/02    8/1/32   8/1/07          294247   5.625     2475.33     429540.3  CA    95129
SAN JOSE                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          297596    5.75     2556.05     437542.7  CA    95129
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          300865    5.75     2165.06    370612.65  CA    95129
SAN JOSE                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          304705     5.5      2258.1    397264.69  CA    95129
SAN JOSE                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          306561   5.625     2498.35    432934.38  CA    95129
SAN JOSE               7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          306979       6     3261.56       543420  CA    95129
SAN JOSE               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          307643     5.5     2526.67    431453.33  CA    95129
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          307646    5.75      2334.3    399582.37  CA    95129
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          307952   5.875     2277.43    384607.47  CA    95129
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          307966   5.625     2440.79    423546.71  CA    95129
SAN JOSE               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          314144   5.625     2745.89    476490.05  CA    95129
SAN JOSE                7/9/02    9/1/02   8/1/02    8/1/32   8/1/07          316701   5.625     2837.99    492472.95  CA    95129
SAN JOSE                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          329431   5.875     2549.53    430560.57  CA    95129
SAN JOSE               7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          339552   5.875      1922.5    324668.65  CA    95129
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          342502   5.625     2302.63    399572.37  CA    95129
SAN JOSE                7/9/02    9/1/02   8/1/02    8/1/32   8/1/07          344646   5.625     3453.94    599358.56  CA    95129
SAN JOSE                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          350590    5.75     1989.99    340643.97  CA    95129
SAN JOSE               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          350633   5.625     3068.54    532480.13  CA    95129
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          352623   5.625     2273.85    394577.71  CA    95129
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          358964   5.625     2368.83    411060.08  CA    95129
SAN JOSE               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          364031     5.5     2348.38    413147.29  CA    95129
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          366375    5.75     2725.29    466512.42  CA    95129
SAN JOSE               7/22/02    9/1/02   8/1/02    8/1/32   8/1/07          367241   5.875     2247.85    379612.57  CA    95129
SAN JOSE               7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          371571   5.625     3102.79    538423.77  CA    95129
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          379249     5.5     1731.76    304666.16  CA    95129
SAN JOSE                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          290449   5.875     2191.65    370122.26  CA    95135
SAN JOSE               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          291800    5.75     3384.73    579394.44  CA    95135
SAN JOSE                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          296819    5.75     2544.38    435337.17  CA    95135
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          300341   5.625      2104.6    365209.15  CA    95135
SAN JOSE               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          320033   5.875     1930.78    326067.22  CA    95135
SAN JOSE               7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          322441   5.875     2875.93    485682.32  CA    95135
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          329780     5.5     2486.92    437520.58  CA    95135
SAN JOSE               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          334213    5.75      2497.7    427553.13  CA    95135
SAN JOSE               7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          336832   5.625     2204.77    382590.54  CA    95135
SAN JOSE               7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          337179    5.75     2058.85     351690.5  CA    95135
SUNNYVALE              6/26/02    8/1/02   8/1/02    7/1/32   7/1/07          290310   5.875        3845    648671.34  CA    94087
SUNNYVALE              6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          290587    5.75     1937.47    331305.06  CA    94087
SUNNYVALE              6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          294016   5.875     2448.97    413153.74  CA    94087
SUNNYVALE              6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          314342    5.75     3063.76    524451.87  CA    94087
SUNNYVALE              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          318886   5.625     2302.63    399142.74  CA    94087
SUNNYVALE              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          320766    5.75     2380.98       406745  CA    94087
PALO ALTO              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          293384    5.75     3618.16    608149.53  CA    94306
PALO ALTO              6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          754959    5.75     2614.41    447052.23  CA    94306
MOUNTAIN VIE            7/6/02    9/1/02   9/1/02    8/1/32   8/1/07          318848    5.75     2310.95    395586.55  CA    94041
MOUNTAIN VIE           7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          337658   5.875     1857.43    313679.86  CA    94041
MOUNTAIN VIE           7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          366931    5.75     3501.44    599373.56  CA    94041
SUNNYVALE               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          286848    5.75     2480.19    424556.27  CA    94087
SUNNYVALE              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          295186    5.75      2334.3    399582.37  CA    94087
SUNNYVALE               7/3/02    9/1/02   8/1/02    8/1/32   8/1/07          295987    5.75     3501.44    599373.56  CA    94087
SUNNYVALE              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          297120   5.625     3004.93    521441.95  CA    94087
SUNNYVALE               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          299520   5.625      2147.2    372601.24  CA    94087
SUNNYVALE              7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          308036   5.875     2957.69    499490.23  CA    94087
SUNNYVALE              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          308055   5.875     1875.18    316651.98  CA    94087
SUNNYVALE               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          314594       6     2236.32    372628.68  CA    94087
SUNNYVALE              7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          317166    5.75     3501.44    599273.56  CA    94087
SUNNYVALE               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          336091   5.875     2336.58    394597.27  CA    94087
SUNNYVALE              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          336509       6     1996.51    332668.49  CA    94087
SUNNYVALE              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          354939    5.75     2509.37    429551.05  CA    94087
SUNNYVALE              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          356323     5.5      1803.3    317252.37  CA    94087
SUNNYVALE              7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          356749    5.75     2903.86    497080.47  CA    94087
SUNNYVALE              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          363458    5.75     2451.01    419561.49  CA    94087
SUNNYVALE              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          366389     5.5     3690.63    649288.54  CA    94087
SUNNYVALE              7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          385770   5.875     1892.93    319673.74  CA    94087
PALO ALTO               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          289429       6     3849.12    641360.88  CA    94306
PALO ALTO               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          298789    5.75     1890.78    323661.72  CA    94306
PALO ALTO               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          303650   5.625      2014.8    349625.83  CA    94306
PALO ALTO               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          317254   5.875     2448.97     413577.9  CA    94306
PALO ALTO               7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          342109   5.625     2676.81    464502.88  CA    94306
PALO ALTO              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          344735    5.75     3192.15    546428.89  CA    94306
CUPERTINO              6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          271842   5.875     2280.38       384712  CA    95014
CUPERTINO              6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          289727   5.625     3027.96    525437.67  CA    95014
CUPERTINO              6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          290616   5.875     1779.35    300185.14  CA    95014
CUPERTINO              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          292764     5.5     3688.36    648174.68  CA    95014
CUPERTINO              6/24/02    9/1/02   9/1/02    8/1/32   8/1/07          293194    5.75     3028.75    518458.13  CA    95014
CUPERTINO              6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          296108   5.875     3785.85    638476.57  CA    95014
CUPERTINO              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          305688    5.75      2742.8    469016.21  CA    95014
CUPERTINO              6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          308124   5.625     2636.51    457018.44  CA    95014
CUPERTINO              6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          313506    5.75      2742.8    469509.28  CA    95014
CUPERTINO               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          280426    5.75     3501.44    599373.56  CA    95014
CUPERTINO               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          282357     5.5     2185.99    384578.59  CA    95014
CUPERTINO               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          289891   5.875     2638.26    445045.28  CA    95014
CUPERTINO               7/2/02    9/1/02  10/1/02    8/1/32   8/1/07          290308   5.875     2886.71    487502.46  CA    95014
CUPERTINO              7/10/02    9/1/02   8/1/02    8/1/32   8/1/07          290903   5.875     4880.19    824158.87  CA    95014
CUPERTINO               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          291884   5.625     3004.93    521441.95  CA    95014
CUPERTINO               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          292971       6     2368.23    394606.77  CA    95014
CUPERTINO               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          294407   5.875     2425.31    409581.98  CA    95014
CUPERTINO               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          295016   5.625     2544.41    441527.47  CA    95014
CUPERTINO              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          295969   5.625     3442.43     597360.7  CA    95014
CUPERTINO              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          296002    5.75     2801.15       479450  CA    95014
CUPERTINO               7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          296183       6     4610.55    768234.45  CA    95014
CUPERTINO              7/10/02    9/1/02   8/1/02    8/1/32   8/1/07          296736       6     3585.32    597404.68  CA    95014
CUPERTINO               7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          297919   5.875     3543.32    598389.28  CA    95014
CUPERTINO               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          298597     5.5     3690.63    649288.54  CA    95014
CUPERTINO              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          299233    5.75     2442.26    418063.05  CA    95014
CUPERTINO               7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          302195    5.75      3314.7    567406.97  CA    95014
CUPERTINO               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          303444   5.875     2612.53    441199.71  CA    95014
CUPERTINO              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          304377     5.5     2424.46    426532.62  CA    95014
CUPERTINO              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          313004   5.875        3845    649337.29  CA    95014
CUPERTINO              7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          313419    5.75     2275.94    389592.81  CA    95014
CUPERTINO              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          320225   5.875     3549.23    599388.27  CA    95014
CUPERTINO               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          320594     5.5     2952.51    519430.82  CA    95014
CUPERTINO              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          333335   5.625     3396.38    589369.25  CA    95014
CUPERTINO              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          333687   5.875     2472.63    417573.83  CA    95014
CUPERTINO              7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          335856   5.375     3119.04    556375.86  CA    95014
CUPERTINO              7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          337756   5.625     2049.34    355619.41  CA    95014
CUPERTINO              7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          338568    5.75      2270.1    388593.86  CA    95014
CUPERTINO              7/19/02    9/1/02   8/1/02    8/1/32   8/1/07          339489     5.5     2634.55    463492.12  CA    95014
CUPERTINO              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          341326   5.875     4128.94    697288.35  CA    95014
CUPERTINO              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          342082       6     2997.76    499502.24  CA    95014
CUPERTINO               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          342805   5.625      2014.8    349625.83  CA    95014
CUPERTINO               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          344360    5.75        2025    339637.71  CA    95014
CUPERTINO              7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          371516     5.5     2407.43     423535.9  CA    95014
CUPERTINO              7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          376234     5.5     2498.28    439518.39  CA    95014
CUPERTINO               7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          752954       6     2107.43    351150.07  CA    95014
CUPERTINO              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          772268    5.75     2205.91    377605.34  CA    95014
LOS GATOS              6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          273928   5.375     1859.67    331354.05  CA    95030
LOS GATOS              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          287309       6     5395.96     898203.6  CA    95030
MONTE SERENO           6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          295275     5.5     3656.57     640577.8  CA    95030
LOS GATOS              6/13/02    8/1/02   9/1/02    7/1/32   7/1/07          274000     5.5     3678.14    646378.63  CA    95032
LOS GATOS              6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          276614       6     2982.16    496407.19  CA    95032
LOS GATOS              6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          276617   5.875     3005.02    506961.59  CA    95032
LOS GATOS              6/27/02    9/1/02   9/1/02    8/1/32   8/1/07          299477       6     3189.61    531470.39  CA    95032
LOS GATOS              6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          316694   5.375     3012.65    537397.14  CA    95033
SAN JOSE               6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          258879   5.875     3490.08    588793.98  CA    95120
SAN JOSE               6/13/02    8/1/02   9/1/02    7/1/32   7/1/07          271447    5.75     3793.22    648639.47  CA    95120
SAN JOSE               6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          289232    5.75     2699.03    462017.12  CA    95120
SAN JOSE               6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          291353   5.875     2020.11    340399.97  CA    95120
SAN JOSE               6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          293205   5.625     2137.42    370504.24  CA    95120
SAN JOSE               6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          298723   5.125     2685.41    492039.45  CA    95120
SAN JOSE               6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          300737   5.875     2738.82    462053.59  CA    95120
SAN JOSE                6/4/02    8/1/02   9/1/02    7/1/32   7/1/07          915954       6      7082.2    1178892.2  CA    95120
SAN JOSE               6/13/02    8/1/02   9/1/02    7/1/32   7/1/07          983754       6     2578.07    429141.72  CA    95120
LOS GATOS               7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          291608    5.75     3373.06    577396.52  CA    95030
LOS GATOS               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          298666   5.875     5915.38    998980.45  CA    95030
MONTE SERENO           7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          313810    5.75     5252.16    899060.34  CA    95030
LOS GATOS              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          339605       6     2763.93       460505  CA    95030
LOS GATOS              7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          319877       6     4676.49    779223.51  CA    95032
LOS GATOS               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          320883   5.625     3488.48    605352.15  CA    95032
LOS GATOS               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          326480   5.875      2768.4    467522.85  CA    95032
LOS GATOS              7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          327790    5.75     3347.38     572348.5  CA    95032
LOS GATOS              7/26/02   10/1/02   9/1/02    9/1/32   9/1/07          335538   5.125     3103.14       569920  CA    95032
LOS GATOS               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          345320    5.75     2226.92    381201.58  CA    95032
LOS GATOS              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          285563    5.75     3244.67     555419.5  CA    95033
LOS GATOS              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          314921    5.75     2947.05    504472.74  CA    95033
LOS GATOS              7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          319993       6      4280.8       713270  CA    95033
LOS GATOS              7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          326040   5.875     2129.54    359632.96  CA    95033
SAN JOSE               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          263002   5.625     2118.42    367306.58  CA    95120
SAN JOSE                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          290295   5.625     2820.72    488376.16  CA    95120
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          298424   5.625     2302.63       399375  CA    95120
SAN JOSE               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          298795       6     2368.23    394606.77  CA    95120
SAN JOSE               7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          299246   5.375     2295.89    409540.57  CA    95120
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          301695   5.875     2721.08       459531  CA    95120
SAN JOSE                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          304833    5.75      1779.9    304681.56  CA    95120
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          307287    5.75     2837.63    485742.32  CA    95120
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          319337   5.625     3511.51    609347.87  CA    95120
SAN JOSE               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          325693   5.625     1784.54    309668.59  CA    95120
SAN JOSE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          332797   5.625     2590.46    449518.92  CA    95120
SAN JOSE                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          335062    5.75     3618.16    619352.67  CA    95120
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          335534     5.5     2469.89    434523.86  CA    95120
SAN JOSE               7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          351347   5.625      2979.6    517046.65  CA    95120
SAN JOSE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          370530       6     2697.98    449552.02  CA    95120
SAN JOSE               7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          377407       6     3896.48    649253.02  CA    95120
OCEANSIDE               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          302853   5.625      972.86    168819.33  CA    92057
VISTA                  6/17/02    8/1/02   9/1/02    7/1/32   7/1/07          995875   5.875     1097.49     190485.9  CA    92083
SAN DIEGO              7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          314507    5.75     1187.58    203287.52  CA    92117
VALLEY CENTE           6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          974000       6     2026.49    337663.51  CA    92082
SAN DIEGO              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          329518   5.875     2265.59     382575.1  CA    92129
SAN DIEGO              6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          263000   5.875     2514.04    424131.26  CA    92127
SAN DIEGO               7/8/02    9/1/02   8/1/02    8/1/32   8/1/07          333421   5.625     2475.33     429540.3  CA    92127
SAN DIEGO              6/19/02    8/1/02  10/1/02    7/1/32   7/1/07          258965       6     2104.43    350299.39  CA    92128
SAN DIEGO              6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          388468   5.625     5756.57    997856.85  CA    92128
SAN DIEGO               7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          306232       6     2122.41    353647.59  CA    92128
CARDIFF                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          288109   5.375     3666.42    654016.31  CA    92007
CARLSBAD                7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          260162       5     1782.25    331601.08  CA    92009
CARLSBAD                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          264453       6     2440.18    406594.82  CA    92009
CARLSBAD                7/5/02    9/1/02  10/1/02    8/1/32   8/1/07          317458   5.875     3661.62     618368.9  CA    92009
CARLSBAD               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          322523     5.5     2338.16    411349.26  CA    92009
ENCINITAS              6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          740214   5.875      2999.1    505963.65  CA    92024
ENCINITAS               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          292181   5.875     3194.31    539449.44  CA    92024
ENCINITAS               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          305663     5.5     2833.27    498453.81  CA    92024
SOLANA BEACH           7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          313252   5.875     2661.92     449541.2  CA    92075
SAN DIEGO              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          337613       6     2098.43    349651.57  CA    92106
SAN DIEGO               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          988123   5.625     2360.19    409561.69  CA    92109
DEL MAR                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          761365     4.5     3040.12    599209.88  CA    92014
LA JOLLA                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          290127   5.875     1996.44     337155.9  CA    92037
SAN DIEGO               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          277081   5.875     2366.16    399592.17  CA    92130
SAN DIEGO              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          310032    5.75     3238.83    554420.55  CA    92130
TRACY                   7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          291298       4     1676.69    350693.98  CA    95376
ATASCADERO             7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          316193   5.875     2102.47    355060.62  CA    93422
SAN LUIS OBI            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          344823    5.75     2909.12    497979.53  CA    93401
ARROYO GRAND           7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          757148    5.75     2771.98    474504.06  CA    93420
DALY CITY               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          312684   5.875     2089.31     352839.9  CA    94015
SAN BRUNO              6/26/02    9/1/02  10/1/02    8/1/32   8/1/07          298151     5.5     2526.67    442492.19  CA    94066
PACIFICA                7/9/02    9/1/02  10/1/02    8/1/32   8/1/07          280044   5.625     2078.12    360614.07  CA    94044
SAN BRUNO               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          289368       6      1868.2     311289.8  CA    94066
SAN BRUNO              7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          290935   5.875     2750.66     464525.9  CA    94066
REDWOOD CITY           6/22/02    8/1/02   8/1/02    7/1/32   7/1/07          301313       6     2584.07    430139.71  CA    94063
SOUTH SAN FR            7/8/02    9/1/02   8/1/02    8/1/32   8/1/07          301560       6     1948.54    324676.46  CA    94080
SOUTH SAN FR           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          335985    5.75     2480.19    424556.27  CA    94080
SOUTH SAN FR           7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          344123       6     2608.05    434566.95  CA    94080
HALF MOON BA           6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          294050   5.875     3135.16    528916.62  CA    94019
HALF MOON BA           6/24/02    9/1/02   9/1/02    8/1/32   8/1/07          753140    5.75     2947.05    504472.74  CA    94019
HALF MOON BA           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          313000    5.75      2334.3    399582.37  CA    94019
HALF MOON BA           7/19/02    9/1/02   8/1/02    8/1/32   8/1/07          313210   5.875     3726.69    629357.68  CA    94019
SAN MATEO               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          276487   5.875     2271.51    383608.49  CA    94401
SAN MATEO               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          295062   5.875     3785.85    638633.33  CA    94403
SAN MATEO              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          318440    5.75     2818.66    482495.72  CA    94403
MILLBRAE               6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          281932    5.75     3501.44    598744.12  CA    94030
FOSTER CITY            6/17/02    8/1/02  10/1/02    7/1/32   7/1/07          266831   5.875      3768.1    635697.92  CA    94404
BELMONT                7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          300093   5.625     2648.02    459356.25  CA    94002
BELMONT                 7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          313630   5.875     3620.22    611376.03  CA    94002
BELMONT                 7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          316895   5.875        3845    649337.29  CA    94002
MILLBRAE                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          297080    5.75     2999.57    513463.35  CA    94030
MILLBRAE                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          298073    5.75     1984.15    339645.02  CA    94030
FOSTER CITY             7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          286158    5.75     2004.57    343141.37  CA    94404
FOSTER CITY            7/24/02    9/1/02   9/1/02    8/1/32   8/1/07          297482   5.625     2348.68    407563.82  CA    94404
FOSTER CITY             7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          303979    5.75     2456.85    420306.08  CA    94404
FOSTER CITY             7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          308568   5.625     2791.93    484481.51  CA    94404
FOSTER CITY            7/19/02    9/1/02  10/1/02    8/1/32   8/1/07          316889   5.875     3253.46    549439.25  CA    94404
FOSTER CITY            7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          328870       6     2054.07    342258.93  CA    94404
FOSTER CITY            7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          329241       6      2542.1     423577.9  CA    94404
MENLO PARK             6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          258484   5.625     4634.03    803274.78  CA    94025
MENLO PARK             6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          293254   5.625     3269.73    566782.69  CA    94025
REDWOOD CITY           6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          271323       6     2488.14    414171.65  CA    94065
REDWOOD CITY           6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          298289   5.625     2829.35    490174.73  CA    94065
REDWOOD CITY           6/25/02    9/1/02   9/1/02    8/1/32   8/1/07          388725   5.875      2712.8    458132.43  CA    94065
SAN CARLOS             6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          280758       6     2590.06    430736.73  CA    94070
SAN CARLOS             6/25/02    8/1/02  10/1/02    7/1/32   7/1/07          297761    5.75     2836.17    482982.73  CA    94070
SAN CARLOS             6/27/02    8/1/02  10/1/02    7/1/32   7/1/07          738839   5.625     2988.81    518087.28  CA    94070
SAN CARLOS             6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          843696       6     4196.86    699303.14  CA    94070
MENLO PARK              7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          284029       6     3399.46    566435.54  CA    94025
MENLO PARK              7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          292984       6     5995.51    999004.49  CA    94025
MENLO PARK             7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          299853       6     2098.43    349651.57  CA    94025
MENLO PARK             7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          315353    5.75     2287.61    391090.72  CA    94025
MENLO PARK             7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          332796    5.75     4009.15    686282.73  CA    94025
MENLO PARK             7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          343793   5.625     2763.16    479486.84  CA    94025
REDWOOD CITY            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          293517       6     2068.45    344656.55  CA    94065
REDWOOD CITY           7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          300620    5.75     2567.73     439540.6  CA    94065
REDWOOD CITY           7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          300826   5.625     3015.29    523240.02  CA    94065
REDWOOD CITY            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          307481   5.625     2981.91    517446.22  CA    94065
REDWOOD CITY            7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          321118    5.75     3268.01    559415.32  CA    94065
REDWOOD CITY            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          335149    5.75     3431.41    587386.09  CA    94065
SAN CARLOS              7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          279867   5.875     3400.76    574313.85  CA    94070
SAN CARLOS             7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          288341       6     3441.43    573428.57  CA    94070
SAN CARLOS             7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          291817       6     2918.31    486265.44  CA    94070
HILLSBOROUGH           6/17/02    8/1/02   9/1/02    7/1/32   7/1/07          274507       6     4394.71    731536.93  CA    94010
REDWOOD CITY           6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          293912    5.75     1972.48    337292.51  CA    94062
SAN MATEO              6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          265476   5.875     3253.46    548875.75  CA    94402
SAN MATEO              6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          273505       6     2038.48    339321.35  CA    94402
BURLINGAME             7/15/02    9/1/02  10/1/02    8/1/32   8/1/07          270169       6     2518.12    419581.88  CA    94010
HILLSBOROUGH            7/1/02    8/1/02   9/1/02    7/1/32   7/1/07          290443   5.875     5323.84    898160.33  CA    94010
HILLSBOROUGH           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          291110     5.5     2838.95    499452.72  CA    94010
BURLINGAME              7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          293992       6     5695.73    949054.27  CA    94010
BURLINGAME              7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          298516       6     1798.66    299701.34  CA    94010
BURLINGAME              7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          300602   5.625     3088.98    536026.33  CA    94010
BURLINGAME             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          342810   5.875        3845    649337.29  CA    94010
ATHERTON                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          274441       6     5995.51    999004.49  CA    94027
PORTOLA VALL            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          295419    5.75     4697.76    804159.53  CA    94028
PORTOLA VALL            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          298725   5.875     2957.69    499490.23  CA    94028
REDWOOD CITY            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          293499    5.75     2620.25    448531.21  CA    94062
WOODSIDE                7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          293699   5.875     3590.63    606381.14  CA    94062
REDWOOD CITY            7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          305988     5.5     2770.82    487465.85  CA    94062
REDWOOD CITY           7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          363240   5.875      2460.8    415575.87  CA    94062
SAN MATEO               7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          275686       6     4226.84    704298.16  CA    94402
SAN MATEO               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          297115    5.75     2316.79     396585.5  CA    94402
SAN MATEO               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          366557       6     5995.51    999004.49  CA    94402
SAN MATEO              7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          772298       6     2738.75    456345.25  CA    94402
PETALUMA               6/20/02    8/1/02   9/1/02    7/1/32   7/1/07          291968    5.75     2246.76    384194.14  CA    94954
SANTA ROSA             7/16/02    9/1/02   8/1/02    8/1/32   8/1/07          283232   4.875     1772.85    334588.09  CA    95409
SONOMA                 7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          291368       6     3627.29    604397.71  CA    95476
SANTA ROSA              7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          319629       6     2044.47    340660.53  CA    95401
SEBASTOPOL             7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          341359    5.75     4668.59    799164.74  CA    95472
CARMICHAEL             6/14/02    8/1/02   9/1/02    7/1/32   7/1/07          264076       6      1996.5    332134.34  CA    95608
GOLD RIVER             7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          759491    5.75     2345.97    401580.28  CA    95670
SANTA YNEZ             6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          291502     5.5     2282.52    401117.94  CA    93460
SANTA BARBAR           7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          309105    5.25     2484.92    449483.83  CA    93111
GOLETA                 7/25/02    9/1/02   9/1/02    8/1/32   8/1/07          784937    5.75      2334.3    399582.37  CA    93117
SANTA YNEZ             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          294767   5.375     1931.91     344613.4  CA    93460
THOUSAND OAK           7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          277329    5.75     2197.22    376116.89  CA    91320
THOUSAND OAK           7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          280652       5     2684.11    499399.22  CA    91320
MOORPARK               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          751795   5.625     1827.71    316860.57  CA    93021
THOUSAND OAK           6/26/02    9/1/02   9/1/02    8/1/32   8/1/07          389229    5.25      5411.6     978875.9  CA    91362
AGOURA HILLS            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          751635   5.875     2324.75    392599.31  CA    91301
OAK PARK               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          362815   5.625     2302.63    399572.37  CA    91377
OAK PARK                7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          364715       6     2386.22    397603.78  CA    91377
DAVIS                  7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          292719   5.875     2135.46    360631.94  CA    95616
DAVIS                   7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          301251   5.875     2330.66     393598.3  CA    95616
DENVER                 7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          777449     5.5     2044.05    359605.95  CO    80202
CASTLE ROCK            6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          995543       5      1707.1    317234.21  CO    80104
LITTLETON              7/24/02    9/1/02   9/1/02    8/1/32   8/1/07          265065    4.75     2357.85    451431.32  CO    80124
LONE TREE              7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          279126    5.25     2457.31    444489.57  CO    80124
HIGHLANDS RA           7/24/02    9/1/02   9/1/02    8/1/32   8/1/07          266756     5.5     2836.11    498953.26  CO    80126
HIGHLANDS RA           7/29/02    9/1/02   9/1/02    8/1/32   8/1/07          870034    5.25     4693.74    849025.01  CO    80126
LITTLETON              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          267036     5.5     2384.72    419540.28  CO    80128
GOLDEN                 7/25/02    9/1/02   9/1/02    8/1/32   8/1/07          286498   5.875     2407.56    406585.04  CO    80401
EVERGREEN               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          293948    5.75      2106.7    360623.09  CO    80439
WASHINGTON             6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          297785   5.625     2532.89    439056.91  DC    20008
WASHINGTON             7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          279476   4.875     3042.95    574292.99  DC    20007
WASHINGTON             7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          301590       6      3340.7     556645.3  DC    20007
WASHINGTON             7/24/02    9/1/02   9/1/02    8/1/32   8/1/07          325413       6     3897.08    649352.92  DC    20016
PARKLAND               7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          834833       6     3674.65    612289.85  FL    33067
PARKLAND               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          274276       5      1825.2    339591.47  FL    33076
PLANTATION             7/12/02    9/1/02  10/1/02    8/1/32   8/1/07          848286    5.75     3209.66    549425.76  FL    33324
WESTON                 7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          757026       6     1972.53    328672.47  FL    33327
FORT LAUDERD           7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          765105    5.75     3705.69    634337.02  FL    33331
NORTH MIAMI            7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          311218   5.875     2369.11    400091.67  FL    33181
JACKSONVILLE           7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          749046   5.375      2010.3    358597.72  FL    32225
TAMPA                   7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          284016    5.75     2028.95       347314  FL    33602
FORT MYERS B           7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          388806   4.875     2116.84       399508  FL    33931
KEY WEST               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          996633       6     2638.03    439023.12  FL    33040
DELRAY BEACH           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          293453    5.75     2859.51    489488.41  FL    33484
PALM HARBOR            7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          828275       5     1776.88    330602.29  FL    34685
SARASOTA               7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          759946   5.875     3016.85    509480.02  FL    34234
CELEBRATION            7/31/02    9/1/02   9/1/02    8/1/32   8/1/07          277337    5.75     1910.32    327007.23  FL    34747
PONTE VEDRA             7/2/02    9/1/02  10/1/02    8/1/32   8/1/07          386605       6     2087.79    347866.13  FL    32082
LONGBOAT KEY           6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          758476   5.625     5756.57    997856.85  FL    34228
BRADENTON              7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          257891     5.5     2657.26    467487.74  FL    34212
LONGBOAT KEY           7/24/02    9/1/02   8/1/02    8/1/32   8/1/07          261118       6     2158.39    359641.61  FL    34228
ALPHARETTA             6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          757261   4.875     2222.68    418965.04  GA    30005
ALPHARETTA             6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          980344       6     1915.57     318861.3  GA    30005
ALPHARETTA             6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          302080       6     2020.49    336308.06  GA    30022
ALPHARETTA              7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          296191   5.625     3741.19    647018.16  GA    30005
ALPHARETTA             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          746624    4.75      1930.1    369534.48  GA    30022
MABLETON               6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          318681       6     2522.91    419960.09  GA    30126
PEACHTREE CI           6/13/02    8/1/02   9/1/02    7/1/32   7/1/07          992532       6     1933.55    321856.29  GA    30269
MABLETON               7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          301583       5     1932.56    359567.44  GA    30126
WINNETKA               6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          258542    5.75     3793.23    648639.45  IL    60093
WESTERN SPRI           7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          771148   5.375     2952.17    525109.25  IL    60558
CHICAGO                 7/5/02    8/1/02   9/1/02    7/1/32   7/1/07          278621   5.875      2809.8    474029.08  IL    60611
CHICAGO                7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          309706    5.75     2118.37    362621.01  IL    60611
CHICAGO                7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          362820   5.375     2619.77    467315.76  IL    60616
OAK BROOK               6/8/02    8/1/02   9/1/02    7/1/32   7/1/07          287378   5.875     2514.04    424131.26  IL    60523
OAK BROOK              7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          290808   5.875     4218.85    712191.71  IL    60523
OAK BROOK              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          290987     5.5     5677.89    998905.44  IL    60523
OAK BROOK               7/2/02    8/1/02   9/1/02    7/1/32   7/1/07          300771     5.5     2589.12    454999.47  IL    60523
BURR RIDGE             7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          344544   5.375     5599.72    998879.45  IL    60527
NORTH BARRIN            6/4/02    7/1/02   9/1/02    6/1/32   6/1/07          271287       6     3314.91     551240.5  IL    60010
BARRINGTON             7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          983427   4.875     2249.14    424477.42  IL    60010
GURNEE                 7/15/02    9/1/02   9/1/02    8/1/32   8/1/07         9954866       5     2147.29    399519.38  IL    60031
HIGHLAND PAR            7/3/02    8/1/02   9/1/02    7/1/32   7/1/07          756097       6      3477.4    578842.31  IL    60035
HIGHLAND PAR            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07         9908260     5.5     1731.76    304666.16  IL    60035
LAKE FOREST            7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          338873       6     3015.74    502499.26  IL    60045
LIBERTYVILLE           7/26/02    9/1/02  10/1/02    8/1/32   8/1/07          297318   4.875     2561.37    483404.88  IL    60048
GENEVA                 7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          269486       6     2385.02    397140.48  IL    60134
SAINT CHARLE           7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          843251   5.125      2232.4    409451.04  IL    60174
GRANGER                7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          261682    4.75      1898.8    363542.03  IN    46530
CARMEL                 6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          992468    5.75     2100.87    359246.46  IN    46032
NEWTON                 7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          300366    5.75     2647.09    453126.41  MA    02461
NEWTON                 7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          300964   5.875     2839.39    476928.45  MA    02465
BROOKLINE              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          285219       6     2614.05    435565.95  MA    02467
BOSTON                 6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          761243    5.75     2917.86    498953.45  MA    02111
BOSTON                 7/25/02    9/1/02   9/1/02    8/1/32   8/1/07          293791    5.25     1811.23    327623.77  MA    02109
BOSTON                 7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          292483    5.75     3793.23    649321.35  MA    02111
BOSTON                 7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          300227    5.75     2900.36     496481.1  MA    02111
BOSTON                 7/12/02    9/1/02  11/1/02    8/1/32   8/1/07          296320   5.625     2624.99    453503.14  MA    02115
BOSTON                 7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          376697   5.375     3639.82    649271.64  MA    02116
BOSTON                 7/12/02    9/1/02   8/1/02    8/1/32   8/1/07          937449     5.5     3122.84    549397.99  MA    02116
BOSTON                 7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          350202       6     2841.87    473528.13  MA    02118
LEXINGTON              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          286011       6     2326.26    387225.55  MA    02421
LEXINGTON              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          298105    5.75     2042.51    349634.57  MA    02420
WESTON                 7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          271873   5.875     2094.05    353639.07  MA    02493
WESTON                 7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          346419    5.25     2357.91    423510.22  MA    02493
NORTH EASTON           7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          980980    5.75     3209.66    549425.76  MA    02356
ACTON                  7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          299015   5.875     2070.39    349643.15  MA    01720
ACTON                   7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          890573   5.625     1957.24    339636.51  MA    01720
ACTON                   7/5/02    9/1/02   9/1/02    8/1/32   8/1/07         9969819   5.875      2691.5     454536.1  MA    01720
HOPKINTON              6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          267165    5.75     2174.98    371919.88  MA    01748
BEDFORD                7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          305293    5.75     2369.31    405576.11  MA    01730
BEDFORD                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          310451       6     2697.98    449552.02  MA    01730
BEDFORD                7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          318182    5.75     3034.58    519457.09  MA    01730
WESTFORD               7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          323467    5.75     1903.21     325789.5  MA    01886
MILFORD                 7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          269500     5.5     1826.01    321247.99  MA    01757
SHARON                 7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          310681   5.875     2298.13     388103.9  MA    02067
SUDBURY                7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          345932   5.625     3223.68    559401.32  MA    01776
SEEKONK                 7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          995901   4.875     1711.34    322978.38  MA    02771
WELLESLEY              7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          294855   5.625     5756.57    998930.93  MA    02481
WELLESLEY              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          299680   5.625     2671.05    463503.95  MA    02481
WELLESLEY              7/19/02    9/1/02   8/1/02    8/1/32   8/1/07          330397       6     4526.61    754248.39  MA    02481
NATICK                 7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          259001    5.75     2800.57    479398.95  MA    01760
ANDOVER                7/24/02    9/1/02   9/1/02    8/1/32   8/1/07          346409    5.25     2749.98    497428.77  MA    01810
HANOVER                7/31/02    9/1/02   9/1/02    8/1/32   8/1/07          350588    5.75     2451.01    419561.49  MA    02339
ELLICOTT               6/28/02    8/1/02   9/1/02    7/1/32   7/1/07         4373229   5.375     2790.61    497228.64  MD    21042
ELLICOTT CIT           7/25/02    9/1/02   9/1/02    8/1/32   8/1/07          330757   5.125     1905.71    349589.08  MD    21042
OAKLAND TOWN           7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          977465   5.625     2129.93    369504.45  MI    48363
NOVI                   7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          280870   5.375     1769.51    315645.91  MI    48377
MINNEAPOLIS            6/17/02    8/1/02   9/1/02    7/1/32   7/1/07          283318       6     2618.84    435928.15  MN    55403
EDEN PRAIRIE           7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          392940   5.625     5718.58    992337.98  MN    55344
MINNEAPOLIS             7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          988143       5     2834.42    527365.58  MN    55409
MINNEAPOLIS            7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          289039   5.625     1838.71    319068.52  MN    55410
LEAWOOD                6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          271717       6     5036.22    838323.38  KS    66211
OLATHE                 7/24/02    9/1/02   8/1/02    8/1/32   8/1/07          922748     5.5     1843.19    324269.67  KS    66061
LENEXA                 7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          357143    5.25     2694.76    487440.24  KS    66220
SUMMERFIELD            7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          766124    4.25      1672.6    339531.57  NC    27358
CHAPEL HILL            7/25/02    9/1/02   9/1/02    8/1/32   8/1/07          767070   5.625     2302.63    399572.37  NC    27516
HOBOKEN                 7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          991161    5.25     2015.55    364581.33  NJ    07030
ASBURY                 7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          272408     5.5      1953.2    343623.47  NJ    08802
HILLSBOROUGH           7/25/02    9/1/02   9/1/02    8/1/32   8/1/07          290488    5.75     2319.71    397084.98  NJ    08844
MANHASSET              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          324703    5.25     2761.02    499426.48  NY    11030
COLD SPRING            5/22/02    7/1/02   9/1/02    6/1/32   6/1/07          983904   5.875      1845.6    311041.02  NY    10516
NEW YORK                7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          994513       6     3897.08    649352.92  NY    10001
NEW YORK               7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          289154   5.875     3430.92    579408.66  NY    10024
NEW YORK               7/29/02    9/1/02   9/1/02    8/1/32   8/1/07          792428    5.75     2319.71    397084.98  NY    10024
MANHATTAN               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          842936   5.875     5590.04    944036.52  NY    10027
MILFORD                7/12/02    9/1/02   8/1/02    8/1/32   8/1/07          283476       6     3897.08    649352.92  PA    18337
GLEN ALLEN             6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          972948       5     2238.55    415995.81  VA    23060
ROANOKE                6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          933926    5.75     2680.29    458326.64  VA    24014
CLARKSON VAL           6/14/02    8/1/02   9/1/02    7/1/32   7/1/07          397532    5.25     2717.67    491017.49  MO    63005
CLAYTON                6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          299486       6     1970.12    326944.12  MO    63105
SAINT LOUIS            6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          282916   5.875     2661.92    449080.16  MO    63112
UNIVERSITY C           6/14/02    8/1/02   9/1/02    7/1/32   7/1/07          858655       5     1760.78    327210.13  MO    63130
LITTLE ROCK            6/24/02    8/1/02  10/1/02    7/1/32   7/1/07          311012   5.375     2799.86    498876.93  AR    72207
COLLEYVILLE            6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          326973   5.875      2809.8    474029.08  TX    76034
SOUTHLAKE              6/12/02    8/1/02   9/1/02    7/1/32   7/1/07          739941   5.875      3411.1    575471.28  TX    76092
BOULDER                6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          271583   5.625     2158.72     374196.3  CO    80304
NANTUCKET              7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          284540    5.75     2888.69    494483.19  MA    02554
COOPERSBURG            7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          838817       5     1911.09    355572.24  PA    18036
GLEN ALLEN              7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          286775    4.75     2011.48    385114.85  VA    23059
VIENNA                 7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          279533       6     2062.46    343657.54  WV    26105
BETTENDORF             7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          311051       5     2523.07    469435.26  IA    52722
ROCHESTER               7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          386485     5.5     2140.57    376587.35  MN    55901
CHESTERFIELD            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          985824   4.875     2286.18    431468.82  MO    63005
ST LOUIS               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          298009       6     2248.31    374626.69  MO    63124
ST. LOUIS              7/16/02    9/1/02   8/1/02    8/1/32   8/1/07          285948    5.75     3002.48    513962.83  MO    63144
COLLEYVILLE            7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          353206     5.5     3314.76    583160.99  TX    76034
SOUTHLAKE              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          275955    5.25     1943.76    351596.24  TX    76092
ROUND ROCK             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          287150   5.875     1892.93    319673.74  TX    78681
AUSTIN                 7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          357027   5.375     2486.28    443502.47  TX    78731
MONUMENT               7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          322926   5.875     2448.97     413577.9  CO    80132
BOULDER                7/30/02    9/1/02   8/1/02    8/1/32   8/1/07          298062     5.5      2135.2    375643.39  CO    80303
LONGMONT                7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          307430    5.75      875.36    149843.39  CO    80501
FORT COLLINS            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          286691       6     2394.25    398942.45  CO    80525
FORT COLLINS           7/29/02    9/1/02   9/1/02    8/1/32   8/1/07          292873   5.125      2232.4    409518.64  CO    80528
EAGLE                  7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          322681   5.625     2216.28    384588.41  CO    81631
CANNON BEACH            7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          308438     5.5     2450.01     431027.7  OR    97110
BENTLEYVILLE           6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          981098    5.25     5522.04     997700.9  OH    44022
SHAKER HEIGH           6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          851518     5.5      2171.8    381660.73  OH    44122
COLUMBUS               7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          766443    5.75     2640.67    452027.56  OH    43209
CHAGRIN FALL            7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          899699    4.75     2574.33     492878.1  OH    44023
DOYLESTOWN             6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          985123   5.375     2262.29    403092.56  PA    18901
PHOENIXVILLE            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          294287       5      1820.9    338792.43  PA    19460
GLADWYNE               7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          274741       6     3597.31    599402.69  PA    19035
PHILADELPHIA           7/23/02    9/1/02   8/1/02    8/1/32   8/1/07          365906    5.25     1943.76    351596.24  PA    19130
CHARLESTON              7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          842458       5      1959.4    364561.43  SC    29492
COLUMBIA                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          316621     5.5     1930.49    339627.84  SC    29223
NASHVILLE              5/31/02    7/1/02   9/1/02    6/1/32   6/1/07          997947       6     2727.95    453634.35  TN    37215
KNOXVILLE              7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          744232   5.875     1919.55    324169.15  TN    37922
DALLAS                 5/17/02    7/1/02   9/1/02    6/1/32   6/1/07          988466       6     2997.75    498499.28  TX    75230
COPPER CANYO           5/31/02    7/1/02   9/1/02    6/1/32   6/1/07          760810   5.875     2590.94    436653.73  TX    76226
COPPELL                6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          298608    5.75     1993.48       340885  TX    75019
FAIRVIEW               6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          332743    5.25     2805.19    506832.07  TX    75069
MCKINNEY               6/19/02    8/1/02   9/1/02    7/1/32   7/1/07          767555   5.625     2590.45    449035.59  TX    75070
PLANO                  6/14/02    8/1/02   9/1/02    7/1/32   7/1/07          259732    5.75     2623.74    448658.93  TX    75093
DALLAS                 6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          271491    5.75     3063.76    523901.11  TX    75220
UNIVERSITY P           6/10/02    8/1/02   9/1/02    7/1/32   7/1/07          266646       6     2251.91    374850.31  TX    75225
DALLAS                 6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          301342   5.875     2366.15    399182.38  TX    75229
DALLAS                 6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          299635    5.75     1868.89    319579.69  TX    75252
FRISCO                 7/24/02    9/1/02   9/1/02    8/1/32   8/1/07          368215    4.75     2243.09    429458.99  TX    75034
PLANO                  7/11/02    9/1/02   8/1/02    8/1/32   8/1/07          334517   5.625     2547.28    442026.94  TX    75093
PLANO                  7/23/02    9/1/02  10/1/02    8/1/32   8/1/07          983877       5     3220.93    599279.07  TX    75093
DALLAS                  7/1/02    9/1/02  11/1/02    8/1/32   8/1/07          302328   5.875     5659.24     955724.6  TX    75230
HOUSTON                6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          749107     5.5     3179.62    558771.29  TX    77055
HOUSTON                6/15/02    8/1/02   9/1/02    7/1/32   7/1/07          910590     5.5     1916.86    336359.25  TX    77098
SUGAR LAND             6/13/02    8/1/02   9/1/02    7/1/32   7/1/07          878266   5.375     1886.72     336173.2  TX    77479
HOUSTON                 7/5/02    9/1/02   9/1/02    8/1/32   8/1/07          759843   5.375     5091.82    908281.09  TX    77005
HOUSTON                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          805133    5.25      1877.5       339610  TX    77005
HOUSTON                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          292628   5.625     1919.81    333143.47  TX    77041
THE WOODLAND            7/1/02    9/1/02   9/1/02    8/1/32   8/1/07         4279746   4.875     1905.15     358962.5  TX    77381
THE WOODLAND           7/29/02    9/1/02   9/1/02    8/1/32   8/1/07          369386   4.875     1828.95    345175.05  TX    77382
SUGAR LAND             7/31/02    9/1/02   9/1/02    8/1/32   8/1/07          281377     5.5     2248.45    395566.55  TX    77479
ARLINGTON              6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          290686    5.75     2950.54    504541.73  VA    22201
CLIFTON                6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          270789   5.875     2081.74    351200.64  VA    20124
HERNDON                6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          324110   5.875     2685.58    453071.99  VA    20171
OAK HILL               6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          747537   5.125     2047.23    375107.25  VA    20171
OAKTON                 6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          389438    5.75     2591.06    443070.66  VA    22124
VIENNA                 6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          913052     5.5     2520.99    443025.79  VA    22181
RESTON                 7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          285433    5.75     2042.51    349634.57  VA    20194
BURKE                  7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          286857    5.75     2153.39    368614.74  VA    22015
FALLS CHURCH           7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          298408   5.875        3845    649337.29  VA    22043
OAKTON                 7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          297833       6     1936.55    322678.45  VA    22124
VIENNA                  7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          985401   5.625      3062.5    531431.25  VA    22182
LEESBURG               6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          754703   4.625     1984.58    385004.34  VA    20176
ASHBURN                 7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          303440   5.875     1981.65    334658.45  VA    20147
ASHBURN                7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          803912    5.75     1896.62    324599.11  VA    20147
ASHBURN                7/12/02    9/1/02   9/1/02    8/1/32   8/1/07         4242470   4.875     1889.28    356561.03  VA    20147
SOUTH RIDING           7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          757432   5.625     2049.34    355619.41  VA    20152
LANSDOWNE              7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          753724   4.625     2189.52    425312.82  VA    20176
ALEXANDRIA              7/1/02    8/1/02   9/1/02    7/1/32   7/1/07          267409    5.75        2416    413133.43  VA    22314
ALEXANDRIA             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          747680    4.75     2086.59    399496.74  VA    22314
SAMMAMISH              6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          283589    5.25     2677.92    484393.74  WA    98074
REDMOND                6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          936888   5.875     3080.14    519635.64  WA    98074
SEATTLE                 6/4/02    8/1/02   9/1/02    7/1/32   7/1/07          390458       6      3867.1    643712.59  WA    98112
SNOQUALMIE              7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          763909    5.25     2761.02    499426.48  WA    98065
SAMMAMISH               7/1/02    9/1/02   9/1/02    8/1/32   8/1/07          295615       6     2218.34    369631.66  WA    98074
SAMMAMISH              7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          973773   5.125     2831.34    519389.49  WA    98074
DELAFIELD               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          288798   5.875     1939.65    327565.69  WI    53072
WARWICK                7/29/02    9/1/02   9/1/02    8/1/32   8/1/07          328614   4.875      2407.9    454440.54  RI    02818
FAIRFIELD              6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          269481   5.125     2600.47    476162.68  CT    06430
MONROE                 7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          287511     5.5     2467.62     434124.3  CT    06468
MONROE                 7/29/02    9/1/02   9/1/02    8/1/32   8/1/07          295294   4.875     2455.53    463429.47  CT    06468
TRUMBULL               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          739079   5.875     2531.78    427563.64  CT    06611
TRUMBULL                8/1/02   10/1/02   9/1/02    9/1/32   9/1/07          260710    4.75     2211.79       424000  CT    06611
DARIEN                  7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          299605   5.375      3919.8    699215.62  CT    06820
GREENWICH              7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          311730   5.625     2820.72    489476.16  CT    06830
NEW CANAAN             6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          974819   5.625      4029.6    698499.79  CT    06840
NEW CANAAN             6/17/02    8/1/02   9/1/02    7/1/32   7/1/07          978066    5.25     5522.04     997700.9  CT    06840
NEW CANAAN             7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          294984    5.25     3534.11    639265.89  CT    06840
NORWALK                7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          283330    5.25     1877.49    339610.01  CT    06851
NORWALK                7/25/02    9/1/02  10/1/02    8/1/32   8/1/07          364454   5.875     2247.85    379612.57  CT    06851
OLD GREENWIC           7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          867498    5.25     3070.26    555362.24  CT    06870
RIDGEFIELD             7/24/02    9/1/02   9/1/02    8/1/32   8/1/07          312956     5.5     2129.21    374589.54  CT    06877
WESTPORT               6/28/02    9/1/02  10/1/02    8/1/32   8/1/07          277294   5.875     2939.95    496493.28  CT    06880
WESTON                 7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          324432    5.75     4744.45    812151.18  CT    06883
REDDING                 7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          272239   5.875     1981.66    334658.44  CT    06896
WILTON                 7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          289915     5.5     2185.99    384578.59  CT    06897
WILTON                 7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          290164     5.5     2895.73    509441.77  CT    06897
STAMFORD                6/3/02    7/1/02   9/1/02    6/1/32   6/1/07          841069   5.875     2844.12    479322.18  CT    06903
LIVINGSTON             6/26/02    8/1/02   9/1/02    7/1/32   7/1/07          271173       6     2398.21    398943.04  NJ    07039
MOUNTAIN LAK            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          741047   5.875     2045.84    345497.38  NJ    07046
FRANKLIN LAK           6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          982693   5.875     5057.65    853252.31  NJ    07417
GLEN ROCK              7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          311322   5.375     2204.89    393308.78  NJ    07452
CRESSKILL               7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          751611       6        2668       444557  NJ    07626
RIVER VALE             7/16/02    9/1/02   9/1/02    8/1/32   8/1/07          963685     5.5     4252.74    748180.18  NJ    07675
MATAWAN                 7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          333233   5.375     1864.14    332526.97  NJ    07747
RANDOLPH               7/19/02    9/1/02   9/1/02    8/1/32   8/1/07          761147   5.625     2158.72    374599.09  NJ    07869
SUMMIT                  7/8/02    9/1/02  10/1/02    8/1/32   8/1/07          797210    5.25     4693.74    849025.01  NJ    07901
CHESTER                 8/1/02   10/1/02   9/1/02    9/1/32   9/1/07          268204   4.875     2646.05       500000  NJ    07930
MADISON                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          912545   5.875     2361.42       398793  NJ    07940
MORRISTOWN             7/22/02    9/1/02   9/1/02    8/1/32   8/1/07          311572   5.875     2525.87    426564.65  NJ    07960
PRINCETON              7/25/02    9/1/02   9/1/02    8/1/32   8/1/07          280390     5.5     2103.66    370094.46  NJ    08540
PRINCETON              7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          872257     5.5     3690.63    649288.54  NJ    08540
WEST WINDSOR           6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          752610   5.875     2792.06     471035.2  NJ    08550
ANNANDALE              7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          293551   5.875     3179.52    527951.99  NJ    08801
CLINTON                7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          809429   5.625     2912.83    505459.05  NJ    08801
FLEMINGTON             6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          297478    5.75     2771.97    474005.78  NJ    08822
FLEMINGTON             7/31/02    9/1/02  10/1/02    8/1/32   8/1/07          265466    4.75     2775.17    531330.66  NJ    08822
RARITAN                7/26/02    9/1/02   9/1/02    8/1/32   8/1/07         9990363     5.5     2667.48    469285.77  NJ    08822
YORKTOWN HEI            7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          759366     5.5      2575.5     453103.5  NY    10598
PELHAM                 7/15/02    9/1/02   9/1/02    8/1/32   8/1/07         4335690       6     2474.95    412389.05  NY    10803
NEWTOWN                6/28/02    8/1/02   9/1/02    7/1/32   7/1/07         9925915   5.375     2463.43    438931.89  PA    18940
CHURCHVILLE            7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          267958       6     2398.21    399101.79  PA    18966
BRYN MAWR              7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          266870   5.375     2215.25    395156.71  PA    19010
YARDLEY                 7/3/02    9/1/02   9/1/02    8/1/32   8/1/07          280384       4      1856.2     388239.8  PA    19067
GLEN MILLS             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          274953    4.75      2816.9     539320.6  PA    19342
BETHESDA               6/21/02    8/1/02   9/1/02    7/1/32   7/1/07          296036    5.75     3627.49    620298.91  MD    20814
BETHESDA                7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          753086   5.875      5222.1    881899.94  MD    20817
GAITHERSBURG           6/14/02    8/1/02   9/1/02    7/1/32   7/1/07          265803    5.75     2917.87    498953.42  MD    20878
CARY                   7/23/02    9/1/02   9/1/02    8/1/32   8/1/07         9968875     5.5     2092.45    368121.62  NC    27560
CHARLOTTE              6/18/02    8/1/02   9/1/02    7/1/32   7/1/07          263057       6     2081.94     346473.2  NC    28207
CHARLOTTE              6/13/02    8/1/02   9/1/02    7/1/32   7/1/07          263069   5.875     2266.18    382316.91  NC    28211
CHARLOTTE              7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          304427    5.75     2310.95    394586.55  NC    28277
ATLANTA                6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          294938    5.75     1769.39    302565.38  GA    30305
ATLANTA                6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          989680   5.875     3667.53    618732.68  GA    30305
ATLANTA                7/24/02    9/1/02   9/1/02    8/1/32   8/1/07          989522     5.5     1968.81    346270.46  GA    30319
ATLANTA                7/31/02    9/1/02   9/1/02    8/1/32   8/1/07          294893   4.625     2920.32    567268.85  GA    30327
ATLANTA                7/26/02    9/1/02  11/1/02    8/1/32   8/1/07          902477       5     5368.22    998798.45  GA    30327
ATLANTA                 7/2/02    8/1/02   9/1/02    7/1/32   7/1/07          906866    5.25     5522.04     997700.9  GA    30327
MAITLAND               6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          292514   5.875     2218.27    374233.47  FL    32751
CORAL GABLES           6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          280637   5.625     3338.81    578756.97  FL    33146
PINECREST              6/27/02    8/1/02   9/1/02    7/1/32   7/1/07          746580       6     3897.08     648702.6  FL    33156
WELLINGTON              7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          974407   5.875     3312.62    559429.05  FL    33414
WEST CHESTER           7/17/02    9/1/02   9/1/02    8/1/32   8/1/07         4405447    5.25     2434.67    440394.27  OH    45069
CINCINNATI             7/29/02    9/1/02   9/1/02    8/1/32   8/1/07          283165   4.875     2497.87    471419.63  OH    45226
MADEIRA                6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          975457   5.875     2650.09    447084.25  OH    45243
ANN ARBOR               7/8/02    9/1/02  10/1/02    8/1/32   8/1/07          284472   5.125     2586.32    474442.33  MI    48108
NORTHVILLE              7/2/02    9/1/02   9/1/02    8/1/32   8/1/07          827529   5.625     2820.72    489476.16  MI    48167
NORTHVILLE              7/9/02    9/1/02   9/1/02    8/1/32   8/1/07         9957822     5.5     2438.57     429013.9  MI    48167
ROCHESTER HI            7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          299585       5     1835.93    341589.07  MI    48306
STILLWATER             7/29/02    9/1/02   9/1/02    8/1/32   8/1/07          760540       5     2147.29    399519.38  MN    55082
SHOREWOOD               7/8/02    9/1/02   9/1/02    8/1/32   8/1/07          311223   5.375      2043.9       364591  MN    55331
EDEN PRAIRIE           7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          973215   5.375     2170.45    387165.68  MN    55347
GLENVIEW                7/9/02    9/1/02   8/1/02    8/1/32   8/1/07          305158       6     2184.96     364069.2  IL    60025
NORTHBROOK              7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          270411       6     2038.48    339661.52  IL    60062
NORTHBROOK             7/12/02    9/1/02   9/1/02    8/1/32   8/1/07          877058   5.375     2239.89    399551.78  IL    60062
ELMHURST               7/11/02    9/1/02   9/1/02    8/1/32   8/1/07          287855   4.625     2056.56    398541.67  IL    60126
GLEN ELLYN             7/24/02    9/1/02   9/1/02    8/1/32   8/1/07          353467       5     3360.51    625247.82  IL    60137
GLEN ELLYN             7/29/02    9/1/02   9/1/02    8/1/32   8/1/07          932465    5.75     3530.62    604368.34  IL    60137
TINLEY PARK            7/23/02    9/1/02   9/1/02    8/1/32   8/1/07          306390   5.875      1922.5    324668.65  IL    60477
HINSDALE               6/24/02    8/1/02   9/1/02    7/1/32   7/1/07          264302       6     5395.96     898203.6  IL    60521
HINSDALE               7/26/02    9/1/02   9/1/02    8/1/32   8/1/07          322481    5.75     2917.87    499477.96  IL    60521
WESTMONT               6/28/02    9/1/02   9/1/02    8/1/32   8/1/07          271690    5.75     1954.97    334650.24  IL    60559
NAPERVILLE             6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          299661   5.875     2218.27    374233.47  IL    60565
CHICAGO                6/28/02    8/1/02   9/1/02    7/1/32   7/1/07          345451   5.875      2886.7     487002.5  IL    60618
WESTMINSTER            7/18/02    9/1/02   9/1/02    8/1/32   8/1/07          747905       5     2078.58    386734.33  CO    80234
CHANDLER               6/25/02    8/1/02   9/1/02    7/1/32   7/1/07          303424   5.375     2379.88     424045.4  AZ    85249
SCOTTSDALE             7/25/02    9/1/02   9/1/02    8/1/32   8/1/07          776662    4.75     3588.94    687134.39  AZ    85254
SCOTTSDALE             7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          369339   5.625     1994.65    346129.57  AZ    85259
SCOTTSDALE             7/15/02    9/1/02   9/1/02    8/1/32   8/1/07          775976   5.125     1987.38    364571.47  AZ    85260
LAKE OSWEGO            6/26/02    9/1/02   9/1/02    8/1/32   8/1/07         9980191   4.875     2921.23    551321.27  OR    97034
BELLEVUE               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          304939    5.75     2917.87    499477.96  WA    98004
BELLEVUE               7/17/02    9/1/02   9/1/02    8/1/32   8/1/07          295134    5.75     2917.87    499477.96  WA    98006
REDMOND                6/10/02    8/1/02   9/1/02    7/1/32   7/1/07          954290   5.375     2687.87    478921.85  WA    98053
SEATTLE                 7/9/02    9/1/02   9/1/02    8/1/32   8/1/07          340337   5.875      1035.2    174821.57  WA    98105
SEATTLE                6/24/02    8/1/02   8/1/02    7/1/32   7/1/07          990687       6     2769.33    460978.04  WA    98199
LUTZ                   7/10/02    9/1/02   9/1/02    8/1/32   8/1/07          959479   5.875     3253.46    549439.25  FL    33546
LOS ANGELES            11/2/01   12/1/01   8/1/02   11/1/31  11/1/06      6159943502    5.75     2371.88    494896.06  CA    90034
LOS ANGELES           11/27/01    1/1/02   8/1/02   12/1/31  12/1/06      6239149245       6        4875       975000  CA    90210
MALIBU                 12/4/01    1/1/02   8/1/02   12/1/31  12/1/06      6474779425   5.875     2854.27       583000  CA    90265
RANCHO PALO            12/7/01    2/1/02   8/1/02    1/1/32   1/1/07      6793438901    5.75     2208.96       461000  CA    90275
RANCHO PALO            12/6/01    2/1/02   8/1/02    1/1/32   1/1/07      6806611056   5.875     4895.83      1000000  CA    90275
SANTA MONIC            12/6/01    2/1/02   8/1/02    1/1/32   1/1/07      6693808294       6        3525       705000  CA    90402
MALIBU                  1/3/02    2/1/02   8/1/02    1/1/32   1/1/07      6114334375    5.75      2755.4       575040  CA    90265
LA(PACIF PA            3/12/02    5/1/02   9/1/02    4/1/32   4/1/07      6431163838       6        2500       500000  CA    90272
VILLA PARK            12/14/01    2/1/02   8/1/02    1/1/32   1/1/07      6562684214     5.5     2369.58       517000  CA    92861
SAN CLEMENT             1/7/02    2/1/02   8/1/02    1/1/32   1/1/07      6506259966   5.875     3671.87    750000.01  CA    92672
SAN CLEMENT            1/17/02    3/1/02   8/1/02    2/1/32   2/1/07      6356563319    5.75        4370       912000  CA    92673
ORANGE                  2/5/02    4/1/02   8/1/02    3/1/32   3/1/07      6361461103       6        2290       458000  CA    92867
LA QUINTA               3/4/02    4/1/02   8/1/02    3/1/32   3/1/07      6416143052    5.75    10661.46      2225000  CA    92253
RANCHO SANT           12/24/01    2/1/02   8/1/02    1/1/32   1/1/07      6494313353    5.75     3751.88       783000  CA    92067
LOS ALTOS             11/21/01    1/1/02   8/1/02   12/1/31  12/1/06      6267133806       6        5500      1100000  CA    94024
LOS ALTOS               1/8/02    3/1/02   8/1/02    2/1/32   2/1/07      6679988300   5.875     5008.44      1023000  CA    94022
LOS ALTOS H            2/15/02    4/1/02   8/1/02    3/1/32   3/1/07      6841261537       6     6025.64      1205128  CA    94022
SARATOGA               3/13/02    5/1/02   8/1/02    4/1/32   4/1/07      6069783030   5.875     3182.29       650000  CA    95070
SAN FRANCIS           11/20/01    1/1/02   8/1/02   12/1/31  12/1/06      6768428564   5.875      2354.9       481000  CA    94109
SAN FRANCIS           11/27/01    1/1/02   8/1/02   12/1/31  12/1/06      6508042998   5.875     3304.69       675000  CA    94114
SAN FRANCIS            3/22/02    5/1/02   8/1/02    4/1/32   4/1/07      6493163882       6        2750       550000  CA    94127
PLEASANTON            12/21/01    2/1/02   8/1/02    1/1/32   1/1/07      6814344088       6      3690.5    738032.15  CA    94566
OAKLAND                5/13/02    7/1/02   9/1/02    6/1/32   6/1/07      6802160314    5.75     1916.67       400000  CA    94610
FREMONT                12/4/01    1/1/02   8/1/02   12/1/31  12/1/06      6852976452   5.875     1772.29       362000  CA    94539
FREMONT                7/10/02    9/1/02   8/1/02    8/1/32   8/1/07      6633168650    5.25        1680       384000  CA    94539
OAKLAND               12/31/01    2/1/02   8/1/02    1/1/32   1/1/07      6943796562    5.75     1931.04    401745.16  CA    94611
CONCORD                12/3/01    1/1/02   8/1/02   12/1/31  12/1/06      6783380519   5.875     1782.08       364000  CA    94521
SAN RAMON              6/25/02    8/1/02   8/1/02    7/1/32   7/1/07      6157857167     5.5        1870       408000  CA    94583
DANVILLE               1/30/02    3/1/02   8/1/02    2/1/32   2/1/07      6244527146   5.875      2937.5       600000  CA    94526
DANVILLE              12/31/01    2/1/02   8/1/02    1/1/32   1/1/07      6272817286   5.625     1992.19       425000  CA    94506
DANVILLE                1/8/02    2/1/02   8/1/02    1/1/32   1/1/07      6469859695    5.75     2719.27       567500  CA    94506
MANHATTAN B           11/14/01    1/1/02   8/1/02   12/1/31  12/1/06      6227342521   5.875     1821.25       372000  CA    90266
LOS ANGELES           10/12/01   12/1/01   8/1/02   11/1/31  11/1/06      6372761699   5.875     4895.83      1000000  CA    90292
LOS ANGELES           12/27/01    2/1/02   9/1/02    1/1/32   1/1/07      6812692702   5.875     1791.87       366000  CA    91436
PALOS VERDE             1/3/02    2/1/02   8/1/02    1/1/32   1/1/07      6388312768       6      3417.5       683500  CA    90274
CARMEL                12/28/01    2/1/02   8/1/02    1/1/32   1/1/07      6513961000    5.75     2391.04       499000  CA    93923
CARMEL                12/13/01    2/1/02   8/1/02    1/1/32   1/1/07      6725019340   5.875     1909.37    390000.01  CA    93923
SAN RAFAEL            11/15/01    1/1/02   8/1/02   12/1/31  12/1/06      6112307688   5.875     2839.58    579998.26  CA    94901
TIBURON               11/30/01    1/1/02   8/1/02   12/1/31  12/1/06      6905338098   5.875     2090.52       427000  CA    94920
NOVATO                11/30/01    1/1/02   8/1/02   12/1/31  12/1/06      6830032071       6        3900       780000  CA    94945
SAUSALITO             12/28/01    2/1/02   8/1/02    1/1/32   1/1/07      6813674477    5.75     4072.92       850000  CA    94965
MILL VALLEY            1/29/02    3/1/02   8/1/02    2/1/32   2/1/07      6749487739   5.875     3671.87    750000.01  CA    94941
BELVEDERE               3/7/02    4/1/02   8/1/02    3/1/32   3/1/07      6161682759   5.875     1472.18       300701  CA    94920
BELVEDERE              3/28/02    5/1/02   8/1/02    4/1/32   4/1/07      6890714279       6        1745       349000  CA    94920
SAINT HELEN            2/19/02    4/1/02   8/1/02    3/1/32   3/1/07      6715460249    5.75     2970.83       620000  CA    94574
RANCHO SANT           12/24/01    2/1/02   8/1/02    1/1/32   1/1/07      6830156128   5.625      2062.5       440000  CA    92688
DANA POINT              1/4/02    3/1/02   8/1/02    2/1/32   2/1/07      6533079619     5.5     4583.33      1000000  CA    92629
SAN JUAN CA           11/14/01    1/1/02   8/1/02   12/1/31  12/1/06      6511415694       6        3750       750000  CA    92675
LAGUNA NIGU            3/11/02    5/1/02   8/1/02    4/1/32   4/1/07      6553374841       6        2550       510000  CA    92677
LAGUNA NIGU             7/5/02    8/1/02   9/1/02    7/1/32   7/1/07      6389752111     5.5     5486.25      1197000  CA    92677
LAGUNA HILL            1/17/02    3/1/02   8/1/02    2/1/32   2/1/07      6366906573    5.75     4700.63       981000  CA    92653
NEWPORT BEA           12/28/01    2/1/02   8/1/02    1/1/32   1/1/07      6548896171   5.875     1958.33       400000  CA    92660
SAN JOSE               11/8/01    1/1/02   8/1/02   12/1/31  12/1/06      6808055153       6        5238      1047600  CA    95138
SAN MARTIN             3/21/02    5/1/02   8/1/02    4/1/32   4/1/07      6485609413   5.875        2350       480000  CA    95046
CUPERTINO             12/11/01    2/1/02   8/1/02    1/1/32   1/1/07      6949762204       6        2000       400000  CA    95014
LOS GATOS               2/6/02    4/1/02   8/1/02    3/1/32   3/1/07      6075637147   5.875     3231.25       660000  CA    95030
FOSTER CITY            7/29/02    9/1/02   8/1/02    8/1/32   8/1/07      6584365982    5.25     2121.88       485000  CA    94404
MODESTO                2/20/02    4/1/02   8/1/02    3/1/32   3/1/07      6888877278       6        2625       525000  CA    95356
SANTA BARBA            3/27/02    5/1/02   8/1/02    4/1/32   4/1/07      6291789268       6        2950       590000  CA    93111
THOUSAND OA           10/11/01   12/1/01   8/1/02   11/1/31  11/1/06      6485936691       6        1668       333600  CA    91361
AGOURA HILL           11/26/01    1/1/02   8/1/02   12/1/31  12/1/06      6492224735   5.875     2291.25       468000  CA    91301
THOUSAND OA           11/28/01    1/1/02   8/1/02   12/1/31  12/1/06      6198933670    5.75     1631.56       340500  CA    91362
THOUSAND OA           11/27/01    1/1/02   9/1/02   12/1/31  12/1/06      6466806509   5.875      1992.6       407000  CA    91362
THOUSAND OA           11/30/01    1/1/02   8/1/02   12/1/31  12/1/06      6995654768    5.75     3593.75    749999.99  CA    91362
OAK PARK                1/4/02    2/1/02   8/1/02    1/1/32   1/1/07      6294439440    5.75     1679.48       350500  CA    91377
AGOURA HILL            2/21/02    4/1/02   8/1/02    3/1/32   3/1/07      6859991900       6      3621.5       724300  CA    91301
WESTLAKE VI             3/7/02    5/1/02   8/1/02    4/1/32   4/1/07      6375131825       6        1625       325000  CA    91361
GREENWICH              7/22/02    9/1/02   8/1/02    8/1/32   8/1/07      6661523412    5.75     5270.83      1100000  CT    06831
SANIBEL               10/22/01   12/1/01   9/1/02   11/1/31  11/1/06      6694270197       6        2035       407000  FL    33957
OSPREY                12/17/01    2/1/02   9/1/02    1/1/32   1/1/07      6214552918   5.875     2359.36       481912  FL    34229
SARASOTA              12/27/01    2/1/02   8/1/02    1/1/32   1/1/07      6208953379   5.875     2342.17    472089.84  FL    34241
ATLANTA               12/21/01    2/1/02   8/1/02    1/1/32   1/1/07      6385230666   5.625     1757.81       375000  GA    30306
DUNWOODY               1/11/02    3/1/02   8/1/02    2/1/32   2/1/07      6591046641       6        1865    370862.94  GA    30338
CHICAGO                7/10/02    9/1/02   8/1/02    8/1/32   8/1/07      6312618124   5.875     7466.71      1525116  IL    60614
LEWISTON               11/7/01    1/1/02   8/1/02   12/1/31  12/1/06      6845942769       6        1600       320000  NY    14092
KETCHUM               10/24/01   12/1/01   8/1/02   11/1/31  11/1/06      6518840837   5.875     2888.54       590000  ID    83340
LONGBOAT KE           11/26/01    1/1/02   8/1/02   12/1/31  12/1/06      6127237755       6        4500       900000  FL    34228
ELY                   11/26/01    1/1/02   9/1/02   12/1/31  12/1/06      6896837645       6        2325       465000  MN    55731
VERO BEACH            12/14/01    2/1/02   8/1/02    1/1/32   1/1/07      6049670299       6        2045       409000  FL    32963
GALVESTON              12/4/01    1/1/02   8/1/02   12/1/31  12/1/06      6805257174       6        2012    402296.86  TX    77551
ELDORADO SP            12/5/01    2/1/02   8/1/02    1/1/32   1/1/07      6613472965   5.875     1713.54       350000  CO    80025
STATELINE             12/21/01    2/1/02   8/1/02    1/1/32   1/1/07      6200727094   5.875     2203.12    450000.01  NV    89449
JACKSON                 2/8/02    4/1/02   9/1/02    3/1/32   3/1/07      6616932502   5.875     1713.54       350000  WY    83001
SANTA FE               3/19/02    5/1/02   8/1/02    4/1/32   4/1/07      6017540144   5.875     1811.46       370000  NM    87506
MCHENRY                7/12/02    9/1/02   8/1/02    8/1/32   8/1/07      6787393385    5.25        2030       464000  MD    21541
COLUMBIA              12/14/01    2/1/02   8/1/02    1/1/32   1/1/07      6771248439   5.875     3682.65       752200  SC    29205
FLOWER MOUN            9/28/01   11/1/01   9/1/02   10/1/31  10/1/06      6873792540       6        2192       438400  TX    75028
DALLAS                11/16/01    1/1/02   8/1/02   12/1/31  12/1/06      6620226412       6        1980       396000  TX    75205
DALLAS                12/10/01    2/1/02   8/1/02    1/1/32   1/1/07      6847684013   5.875     2677.53       546900  TX    75205
GREAT FALLS            5/15/02    7/1/02   8/1/02    6/1/32   6/1/07      6354059054       6        2580       516000  VA    22066
GUILFORD                2/1/02    3/1/02   8/1/02    2/1/32   2/1/07      6568424268   5.875     2545.83       520000  CT    06437
CHEVY CHASE           11/19/01    1/1/02   8/1/02   12/1/31  12/1/06      6565196257       6        2475       495000  MD    20815
ANNAPOLIS             11/30/01    1/1/02   8/1/02   12/1/31  12/1/06      6840332974       6        3445       689000  MD    21401
CHARLOTTE               3/1/02    4/1/02   8/1/02    3/1/32   3/1/07      6076100962   5.375     3359.38       750000  NC    28207
ATLANTA               10/29/01   12/1/01   8/1/02   11/1/31  11/1/06      6791809640   5.875     2281.46    372413.99  GA    30305
JUPITER                11/6/01   12/1/01   8/1/02   11/1/31  11/1/06      6722159537     5.5     2566.67       560000  FL    33477
BLOOMFIELD            11/30/01    1/1/02   8/1/02   12/1/31  12/1/06      6089124645       6        4500       900000  MI    48301
SCOTTSDALE             8/22/01   10/1/01   8/1/02    9/1/31   9/1/06      6094175251   5.875     2447.92       500000  AZ    85259
KENT                   1/28/02    3/1/02   8/1/02    2/1/32   2/1/07      6009150373   5.875     1684.17       344000  WA    98031
SEATTLE                6/25/02    8/1/02   8/1/02    7/1/32   7/1/07      6853581780   5.625     1870.31       399000  WA    98105


city              obal       appr    rterm  oltv   margin  lcap maxrate  acap  fico facap radjper aterm   age  cltv    mtr    frcdt
PALO ALTO        650000    1015000    358   64.04  2.25     5     10.75   2     617   5     12     358     2    63.91   58    7/1/07
CASTRO VALLE     438000     710000    358   61.69  2.25     5        11   2     774   5     12     358     2    61.57   58    7/1/07
AURORA           339069     425000    358      80  2.25     5     10.75   2     662   5     12     358     2    79.83   58    7/1/07
PARADISE VAL     920000    1200000    358      80  2.25     5     10.25   2     662   5     12     358     2    79.82   58    7/1/07
LOS ANGELES      595000     850000    358      70  2.25     5        11   2     753   5     12     358     2    69.86   58    7/1/07
LOS ANGELES      650000    1900000    358   34.21  2.25     5    10.875   2     728   5     12     358     2    34.14   58    7/1/07
NEWPORT COAS     643000    1400000    358   45.93  2.25     5        11   2     779   5     12     358     2    45.84   58    7/1/07
SAN CLEMENTE     550000    1100000    358      50  2.25     5    10.875   2     661   5     12     358     2     49.9   58    7/1/07
YORBA LINDA      899000    1285000    358   69.96  2.25     5        11   2     712   5     12     358     2    69.82   58    7/1/07
REDWOOD CITY     570000     870000    358   65.52  2.25     5     10.75   2     724   5     12     358     2    65.38   58    7/1/07
LOS ALTOS        540000    1260000    358   42.86  2.25     5        11   2     649   5     12     358     2    42.76   58    7/1/07
MOUNTAIN VIE     532000    1135000    357   46.87  2.25     5        11   2     795   5     12     356     3    46.69   57    6/1/07
SUNNYVALE        455000     650000    358      70  2.25     5        11   2     743   5     12     358     2    69.85   58    7/1/07
SUNNYVALE        466500     667000    358   69.94  2.25     5     10.75   2     747   5     12     358     2    69.79   58    7/1/07
PALO ALTO        549000     950000    358   57.79  2.25     5        11   2     795   5     12     358     2    57.67   58    7/1/07
CAMPBELL         560000     805000    358   69.57  2.25     5     10.75   2     732   5     12     358     2    69.42   58    7/1/07
SARATOGA         405000     585500    358   69.17  2.25     5        11   2     792   5     12     358     2    69.03   58    7/1/07
SARATOGA         900000    1875000    358      48  2.25     5        11   2     763   5     12     358     2     47.9   58    7/1/07
SARATOGA         507000     740000    358   68.51  2.25     5        11   2     719   5     12     358     2    68.37   58    7/1/07
SAN FRANCISC     581600     730000    358      80  2.25     5      10.5   2     708   5     12     358     2    79.81   58    7/1/07
SAN FRANCISC     580000     750000    358   77.33  2.25     5        11   2     630   5     12     358     2    77.18   58    7/1/07
SAN FRANCISC     640000     800000    358      80  2.25     5    10.875   2     739   5     12     358     2    79.84   58    7/1/07
SAN FRANCISC     396000     495000    358      80  2.25     5        11   2     634   5     12     358     2    79.84   58    7/1/07
FREMONT          365200     565000    358   64.64  2.25     5        11   2     715   5     12     358     2    64.51   58    7/1/07
PLEASANTON       729000    1245000    358   58.55  2.25     5        11   2     733   5     12     358     2    58.42   58    7/1/07
CASTRO VALLE     386400     483000    358      80  2.25     5        11   2     615   5     12     358     2    79.84   58    7/1/07
FREMONT          380000     975000    358   38.97  2.25     5    10.875   2     678   5     12     356     2    38.81   58    7/1/07
FREMONT          524000    1000000    358    52.4  2.25     5    10.875   2     785   5     12     356     2     52.2   58    7/1/07
FREMONT          385000     765000    358   50.33  2.25     5     10.75   2     738   5     12     358     2    50.22   58    7/1/07
FREMONT          449000     925000    358   48.54  2.25     5        11   2     729   5     12     358     2    48.44   58    7/1/07
FREMONT          550000     850000    358   64.71  2.25     5        11   2     761   5     12     358     2    64.58   58    7/1/07
FREMONT          500000     800000    358    62.5  2.25     5        11   2     611   5     12     358     2    62.38   58    7/1/07
FREMONT          357000    1150000    358   31.04  2.25     5        11   2     728   5     12     358     2    30.98   58    7/1/07
ANTIOCH          365000     570000    358   64.04  2.25     5    10.875   2     687   5     12     358     2    63.91   58    7/1/07
BRENTWOOD        475474     595000    358      80  2.25     5    10.875   2     758   5     12     358     2    79.84   58    7/1/07
WALNUT CREEK     260000     450000    358   57.78  2.25     5    10.875   2     781   5     12     358     2    57.66   58    7/1/07
SAN RAMON        400000    1075000    358   37.21  2.25     5        11   2     791   5     12     358     2    37.14   58    7/1/07
DANVILLE         528000     660000    357      80  2.25     5    10.875   2     777   5     12     357     3    79.75   57    6/1/07
DANVILLE         360000     756000    358   47.62  2.25     5    10.875   2     712   5     12     358     2    47.51   58    7/1/07
ALAMO            615000    1150000    358   53.48  2.25     5     10.75   2     754   5     12     357     2    53.31   58    7/1/07
ALAMO            710000     975000    358   72.82  2.25     5        10   2     785   5     12     358     2    72.64   58    7/1/07
EL DORADO HI     450000     860000    358   52.33  2.25     5        11   2     681   5     12     358     2    52.23   58    7/1/07
LOS ANGELES      500000     638000    358   79.37  2.25     5        11   2     731   5     12     358     2    79.21   58    7/1/07
ARCADIA          486000     607500    357      80  2.25     5    10.875   2     801   5     12     357     3    79.75   57    6/1/07
SAN MARINO       581000     830000    358      70  2.25     5    10.625   2     710   5     12     358     2    69.85   58    7/1/07
MISSION VIEJ     426886     665000    358   64.19  2.25     5     10.75   2     741   5     12     358     2    64.06   58    7/1/07
COTO DE CAZA     440000     730000    358   60.27  2.25     5      10.5   2     765   5     12     358     2    60.14   58    7/1/07
SAN JOSE         423000     470000    358      90  2.25     5        11   2     702   5     12     358     2    89.82   58    7/1/07
SAN JOSE         377800     540000    358   69.96  2.25     5        11   2     693   5     12     358     2    69.82   58    7/1/07
SAN JOSE         430000     950000    358   45.26  2.25     5    10.875   2     739   5     12     358     2    45.17   58    7/1/07
SAN JOSE         498805     860000    358      58  2.25     5    10.875   2     742   5     12     358     2    57.88   58    7/1/07
SAN JOSE         701550     886000    358   79.18  2.25     5    10.625   2     776   5     12     357     2     78.9   58    7/1/07
SAN JOSE         388000     565000    358   68.67  2.25     5        11   2     761   5     12     358     2    68.53   58    7/1/07
MOUNTAIN VIE     495200     619000    358      80  2.25     5     10.75   2     747   5     12     358     2    79.83   58    7/1/07
MOUNTAIN VIE     471000     695000    358   67.77  2.25     5    10.875   2     764   5     12     358     2    67.62   58    7/1/07
SUNNYVALE        415000     860000    358   48.26  2.25     5     10.75   2     661   5     12     356     2    48.03   58    7/1/07
PALO ALTO        638000    1450000    358      44  2.25     5        11   2     703   5     12     358     2    43.91   58    7/1/07
CUPERTINO        575000     830000    358   69.28  2.25     5        11   2     767   5     12     358     2    69.14   58    7/1/07
LOS GATOS        450000    1100000    358   40.91  2.25     5    10.875   2     659   5     12     358     2    40.83   58    7/1/07
SAN JOSE         582000    1347000    358   43.21  2.25     5        11   2     765   5     12     358     2    43.12   58    7/1/07
SAN JOSE         466000     675000    358   69.04  2.25     5        11   2     714   5     12     358     2     68.9   58    7/1/07
SAN JOSE         575000     835000    358   69.28  2.25     5     8.875   2           5     12     358     2    69.08   58    7/1/07
SAN JOSE         575000     910000    358   63.19  2.25     5        11   2     777   5     12     358     2    63.06   58    7/1/07
SAN JOSE         568000     710000    358      80  2.25     5    10.875   2     783   5     12     358     2    79.84   58    7/1/07
SAN DIEGO        540000     730000    358   74.28  2.25     5      10.5   2     791   5     12     358     2    74.12   58    7/1/07
CARLSBAD         320000     620000    358   51.61  2.25     5     10.25   2     782   5     12     358     2    51.49   58    7/1/07
SAN DIEGO        345000     775000    357   44.52  2.25     5        11   2     748   5     12     357     3    44.39   57    6/1/07
LA JOLLA         440126     777000    358   56.64  2.25     5    10.875   2     762   5     12     358     2    56.52   58    7/1/07
PACIFICA         480000     620000    358   77.42  2.25     5    10.875   2     794   5     12     358     2    77.26   58    7/1/07
HALF MOON BA     455000     650000    358      70  2.25     5        11   2     597   5     12     358     2    69.86   58    7/1/07
BELMONT          431000     815000    358   52.88  2.25     5        11   2     750   5     12     358     2    52.77   58    7/1/07
SAN MATEO        322400     403000    358      80  2.25     5     10.75   2     678   5     12     358     2    79.83   58    7/1/07
MENLO PARK       475000     800000    358   59.38  2.25     5     10.75   2     741   5     12     358     2    59.26   58    7/1/07
SANTA BARBAR     620000    1150000    358   53.91  2.25     5    10.875   2     755   5     12     358     2     53.8   58    7/1/07
WHEAT RIDGE      384800     525000    358      80  2.25     5        11   2     708   5     12     358     2    79.84   58    7/1/07
HIGHLANDS RA     367000     543000    358   67.65  2.25     5    10.125   2     770   5     12     357     2    67.39   58    7/1/07
WILMINGTON       412000     520000    358      80  2.25     5      10.5   2     758   5     12     358     2    79.82   58    7/1/07
NAPLES           495000     558000    358      90  2.25     5    10.875   2     724   5     12     358     2    89.82   58    7/1/07
LITHIA           386315     430000    358      90  2.25     5        11   2     718   5     12     358     2    89.82   58    7/1/07
MARIETTA         545000     880000    358    64.5  2.25     5      9.75   2     818   5     12     358     2    64.34   58    7/1/07
CARMEL           353600     442000    358      80  2.25     5      10.5   2     769   5     12     358     2    79.82   58    7/1/07
ZIONSVILLE       584000     745000    358      80  2.25     5    10.875   2     575   5     12     358     2    79.84   58    7/1/07
LEXINGTON        702000    1175000    358   59.74  2.25     5    10.875   2     657   5     12     358     2    59.62   58    7/1/07
GERMANTOWN       332000     416000    358      80  2.25     5    10.875   2     780   5     12     358     2    79.84   58    7/1/07
WESTMINSTER      332405     351000    358      95  2.25     5        11   2     772   5     12     358     2    94.81   58    7/1/07
WOODBURY         320000     410000    358      80  2.25     5        10   2           5     12     358     2    79.81   58    7/1/07
VICTORIA         456300     507000    358      90  2.25     5      10.5   2     732   5     12     358     2     89.8   58    7/1/07
JERSEY CITY      585000     653000    358      90  2.25     5    10.625   2     677   5     12     358     2    89.81   58    7/1/07
RINGOES          424000     530000    358      80  2.25     5      10.5   2     766   5     12     358     2    79.82   58    7/1/07
LEONARDTOWN      386000     490000    358      80  2.25     5        11   2     732   5     12     358     2    79.84   58    7/1/07
RICHMOND         680000     850000    358      80  2.25     5    10.375   2     674   5     12     358     2    79.82   58    7/1/07
BELVILLE         475000     682000    358   69.65  2.25     5     10.25   2     722   5     12     358     2    69.49   58    7/1/07
LOUISVILLE       378000     475000    358      80  2.25     5     10.25   2     724   5     12     358     2    79.82   58    7/1/07
CLAYTON          500000     625000    358      80  2.25     5     10.25   2     751   5     12     358     2    79.82   58    7/1/07
SOUTHLAKE        404000     506000    358      80  2.25     5      10.5   2     728   5     12     358     2    79.82   58    7/1/07
BROOMFIELD       501258     683000    358      80  2.25     5        10   2     723   5     12     358     2    79.81   58    7/1/07
COLORADO SPR     460500     625000    358   73.68  2.25     5        11   2     637   5     12     358     2    73.53   58    7/1/07
WILLISTOWN T     845000    1500000    357   56.33  2.25     5        11   2     658   5     12     357     3    56.16   57    6/1/07
NORTH KINGST     412000     662000    359   62.24  2.25     5        10   2     733   5     12     359     1    62.17   59    8/1/07
LEWISVILLE       436000     545000    357      80  2.25     5        11   2     710   5     12     357     3    79.76   57    6/1/07
FRISCO           348500     415000    358      85  2.25     5        10   2     794   5     12     358     2     84.8   58    7/1/07
HOUSTON          563450     710000    357   79.36  2.25     5    10.875   2     645   5     12     357     3    79.12   57    6/1/07
CLIFTON          348500     535000    357   65.14  2.25     5        11   2     773   5     12     356     3    64.88   57    6/1/07
ASHBURN          444600     500000    358      90  2.25     5     10.25   2     809   5     12     358     2    89.79   58    7/1/07
SAMMAMISH        376000     475000    358      80  2.25     5    10.625   2     677   5     12     358     2    79.83   58    7/1/07
SEATTLE          336000     420000    357      80  2.75     5        11   2     715   5     12     356     3    79.71   57    6/1/07
SAMMAMISH    1   000000    1425000    358   70.18  2.25     5    10.875   2     764   5     12     358     2    70.04   58    7/1/07
GLASTONBURY      568000     730000    358      80  2.25     5    10.375   2     754   5     12     358     2    79.82   58    7/1/07
DARIEN           486400    1215000    358   40.03  2.25     5     10.75   2     789   5     12     358     2    39.95   58    7/1/07
NORWALK          479853     600000    358      80  2.25     5    10.125   2     763   5     12     358     2    79.81   58    7/1/07
STAMFORD         355000     500000    358      71  2.25     5    10.875   2     745   5     12     358     2    70.85   58    7/1/07
WESTFIELD        350000     460000    358    76.1  2.25     5     10.25   2     771   5     12     358     2    75.93   58    7/1/07
WAYNE            495000     940000    358   52.66  2.25     5    10.625   2     766   5     12     358     2    52.55   58    7/1/07
MOORESTOWN       592000     753000    358      80  2.25     5    10.875   2     704   5     12     358     2    79.84   58    7/1/07
GARDEN CITY      350000     600000    358   58.33  2.25     5        11   2     800   5     12     358     2    58.21   58    7/1/07
BETHESDA         399200     510000    358      80  2.25     5    10.875   2     804   5     12     358     2    79.84   58    7/1/07
CHARLOTTE        526000    1075000    358   48.93  2.25     5     10.75   2     773   5     12     341     2    47.89   58    7/1/07
PLYMOUTH         408000     515000    358      80  2.25     5        10   2     737   5     12     358     2    79.81   58    7/1/07
BLOOMFIELD T     492932     680000    358   72.49  2.25     5    10.875   2     775   5     12     358     2    72.34   58    7/1/07
SAINT PAUL       333600     417000    358      80  2.25     5      10.5   2     749   5     12     358     2    79.82   58    7/1/07
DELLWOOD         600000     885000    358    67.8  2.25     5    10.125   2     624   5     12     358     2    67.64   58    7/1/07
PLYMOUTH         330000     545000    358   60.55  2.25     5    10.125   2     773   5     12     358     2    60.41   58    7/1/07
HINSDALE        1000000    1950000    358   51.28  2.25     5    10.625   2     738   5     12     358     2    51.17   58    7/1/07
CHICAGO          376000     470000    358      80  2.25     5        11   2     736   5     12     358     2    79.84   58    7/1/07
PORTLAND         355200     444000    358      80  2.25     5    10.875   2     749   5     12     358     2    79.84   58    7/1/07
SEATTLE          538000     825000    358   65.21  2.25     5     10.75   2     697   5     12     358     2    65.07   58    7/1/07
LOS ANGELES      436000     545000    358      80  2.25     5        11   2     791   5     12     358     2    79.84   58    7/1/07
CHULA VISTA      230600     450000    357   51.24  2.25     5     10.75   2     772   5     12     357     3    51.08   57    6/1/07
RANCHO SANTA     640000    1400000    358   45.71  2.25     5        11   2     700   5     12     358     2    45.62   58    7/1/07
EL GRANADA       500000     775000    358   64.52  2.25     5        11   2     691   5     12     358     2    64.39   58    7/1/07
MONTARA          552000     690000    358      80  2.25     5     10.75   2     782   5     12     358     2    79.81   58    7/1/07
LOS ALTOS        436000    1280000    358   34.06  2.25     5    10.875   2     742   5     12     350     2    33.71   58    7/1/07
PALO ALTO        638000    1470000    358    43.4  2.25     5    10.875   2     755   5     12     358     2    43.31   58    7/1/07
PALO ALTO        437000    1920000    358   22.76  2.25     5        11   2     776   5     12     355     2    22.64   58    7/1/07
CAMPBELL         399000     612000    358    65.2  2.25     5    10.875   2     710   5     12     358     2    65.07   58    7/1/07
SAN FRANCISC     335000     600000    357   55.83  2.25     5        11   2     766   5     12     354     3    55.51   57    6/1/07
SAN FRANCISC     510000     575000    358   89.47  2.25     5    10.875   2     753   5     12     358     2    89.28   58    7/1/07
FREMONT          390400     490000    358      80  2.25     5    10.875   2     760   5     12     358     2    79.84   58    7/1/07
OAKLAND          432500     630000    357   68.65  2.25     5        11   2     701   5     12     357     3    68.44   57    6/1/07
PLEASANTON       820000    1025000    358      80  2.25     5        10   2     782   5     12     358     2    79.81   58    7/1/07
FREMONT          390000     780000    358      50  2.25     5        11   2     738   5     12     358     2     49.9   58    7/1/07
LOS ANGELES      550000     940000    358   58.51  2.25     5     10.75   2     746   5     12     358     2    58.39   58    7/1/07
LA CANADA FL 1   000000    1275000    358   78.43  2.25     5     10.75   2     729   5     12     358     2    78.27   58    7/1/07
SAUSALITO        300000     460000    357   65.22  2.25     5     10.75   2     766   5     12     357     3    65.01   57    6/1/07
NAPA             625000    3000000    358   20.83  2.25     5        11   2     762   5     12     357     2    20.77   58    7/1/07
SAN JOSE         375600     470000    358      80  2.25     5    10.875   2     766   5     12     358     2    79.84   58    7/1/07
SAN JOSE         497000     710000    358      70  2.25     5    10.375   2     786   5     12     358     2    69.84   58    7/1/07
SAN JOSE         346200     625000    358   55.39  2.25     5        11   2     757   5     12     356     2    55.18   58    7/1/07
MILPITAS         516000     875000    358   58.97  2.25     5    10.875   2     760   5     12     358     2    58.85   58    7/1/07
MORGAN HILL      500000     740000    358   67.57  2.25     5        11   2     807   5     12     358     2    67.44   58    7/1/07
SUNNYVALE        487000     700000    358   69.57  2.25     5     10.75   2     736   5     12     358     2    69.42   58    7/1/07
CARLSBAD         379000     400000    357   94.99  2.25     5    10.875   2     646   5     12     357     3     94.7   57    6/1/07
REDWOOD CITY     480000    1300000    358   36.92  2.25     5        11   2     692   5     12     358     2    36.85   58    7/1/07
LONETREE         324000     411000    358      80  2.25     5        11   2     794   5     12     358     2    79.84   58    7/1/07
CORAL SPRING     335999     422000    358      80  2.25     5    10.375   2     797   5     12     358     2    79.82   58    7/1/07
ALPHARETTA       390000     565000    358   69.03  2.25     5    10.125   2     774   5     12     358     2    68.87   58    7/1/07
ALPHARETTA       376150     553000    358   68.25  2.25     5     10.75   2     763   5     12     358     2    68.11   58    7/1/07
PEACHTREE CI     348000     435000    358      80  2.25     5     10.25   2     808   5     12     358     2    79.82   58    7/1/07
BOSTON           470500     855000    357   55.09  2.25     5    10.375   2     694   5     12     355     3    54.81   57    6/1/07
WINTHROP         468000     585000    358      80  2.25     5    10.875   2     772   5     12     358     2    79.84   58    7/1/07
HUDSON           405000     510000    358   79.88  2.25     5    10.875   2     692   5     12     358     2    79.71   58    7/1/07
WELLESLEY        424000     615000    358   68.94  2.25     5        11   2     687   5     12     358     2     68.8   58    7/1/07
GRAFTON          357000     447000    358      80  2.25     5     10.75   2     821   5     12     358     2    79.83   58    7/1/07
SUMMERFIELD      482999     710000    358      70  2.25     5      9.75   2     770   5     12     358     2    69.82   58    7/1/07
ENGLEWOOD CL     400000     720000    358   55.56  2.25     5        11   2     774   5     12     358     2    55.45   58    7/1/07
IRVINGTON        465000     670000    358   69.92  2.25     5     9.875   2     708   5     12     358     2    69.72   58    7/1/07
SOUTH SALEM      463500     515000    358      90  2.25     5        11   2     769   5     12     358     2    89.82   58    7/1/07
OXFORD           315000     435000    357    75.9  2.25     5        11   2     639   5     12     357     3    75.67   57    6/1/07
BETHLEHEM        330300     371000    358      90  2.25     5    10.875   2     634   5     12     358     2    89.82   58    7/1/07
SAINT CHARLE     377120     622000    358   60.63  2.25     5      10.5   2     721   5     12     358     2     60.5   58    7/1/07
NIWOT            370000     825000    358   44.85  2.25     5        11   2     768   5     12     358     2    44.76   58    7/1/07
TELLURIDE        168000     240000    358      70  2.25     5        11   2     753   5     12     358     2    69.86   58    7/1/07
BRYN MAWR        750000    1200000    358   63.03  2.25     5      10.5   2     697   5     12     358     2    62.89   58    7/1/07
FURLONG          388004     486000    358      80  2.25     5      10.5   2     695   5     12     358     2    79.82   58    7/1/07
BRENTWOOD        455920     580000    358      80  2.25     5        10   2     764   5     12     358     2    79.81   58    7/1/07
DALLAS           376000     470000    358      80  2.25     5    10.375   2     646   5     12     358     2    79.82   58    7/1/07
SAMMAMISH        527360     659200    358      80  2.25     5    10.125   2     701   5     12     358     2    79.81   58    7/1/07
FAIRFIELD        620000     740000    358   83.78  2.25     5      10.5   2     750   5     12     358     2     83.6   58    7/1/07
NEW CANAAN       500000    1190000    358   42.74  2.25     5     10.75   2     815   5     12     358     2    42.64   58    7/1/07
OLD GREENWIC     600000     770000    358      80  2.25     5      10.5   2     817   5     12     357     2     79.7   58    7/1/07
STAMFORD         339200     425000    358      80  2.25     5      10.5   2     803   5     12     358     2    79.82   58    7/1/07
MENDHAM          500000     870000    358    57.8  2.25     5      10.5   2     778   5     12     358     2    57.67   58    7/1/07
CHARLOTTE        606000    1100000    358   55.09  2.25     5    10.875   2     734   5     12     358     2    54.98   58    7/1/07
LOVELAND         358633     450000    358      80  2.25     5      10.5   2     722   5     12     358     2    79.79   58    7/1/07
EDEN PRAIRIE     312000     390000    358      80  2.25     5        11   2     670   5     12     358     2    79.84   58    7/1/07
EVANSTON         408000     510000    358      80  2.25     5      10.5   2     781   5     12     358     2    79.82   58    7/1/07
HINSDALE         800000    1385000    358   58.39  2.25     5    10.375   2     808   5     12     358     2    58.26   58    7/1/07
NORTH ANDOVE     420000     570000    357   73.68  2.25     5     10.75   2     786   5     12     357     3    73.45   57    6/1/07
HOOVER           382500     425000    359      90  2.25     5        10   2     741   5     12     359     1    89.89   59    8/1/07
BIRMINGHAM       380000     708000    359   53.67  2.25     5    10.375   2     745   5     12     359     1    53.61   59    8/1/07
ELBERTA          450000     500000    359      90  2.25     5      10.5   2     710   5     12     359     1     89.9   59    8/1/07
PHOENIX          332000     430000    358      80  2.25     5      10.5   2     719   5     12     358     2    79.82   58    7/1/07
TUCSON           444000     700000    359   63.43  2.25     5    10.375   2     778   5     12     359     1    63.36   59    8/1/07
TUCSON           460000     575000    359      80  2.25     5        11   2     753   5     12     359     1     79.9   59    8/1/07
ALAMEDA          321000     445000    358   72.13  2.25     5        11   2     745   5     12     358     2    71.99   58    7/1/07
ALAMEDA          344000     621000    359   55.39  2.25     5    10.875   2     703   5     12     359     1    55.33   59    8/1/07
ALAMEDA          338500     495000    359   68.38  2.25     5     10.75   2     648   5     12     359     1    68.31   59    8/1/07
RANCHO PALOS     383000     550000    357   69.64  2.25     5    10.875   2     776   5     12     357     3    69.43   57    6/1/07
LOS ANGELES      900000    1525000    358   59.02  2.25     5    10.875   2     694   5     12     358     2     58.9   58    7/1/07
LOS ANGELES      325000     470000    358   69.15  2.25     5        11   2     784   5     12     358     2    68.98   58    7/1/07
LOS ANGELES     1000000    2100000    359   47.62  2.25     5        11   2     677   5     12     359     1    47.57   59    8/1/07
BEVERLY HILL     598000    1125000    358   53.16  2.25     5    10.875   2     692   5     12     358     2    53.05   58    7/1/07
REDONDO BEAC     342000     435000    359   78.62  2.25     5    10.875   2     692   5     12     359     1    78.54   59    8/1/07
SHERMAN OAKS     343000     495000    359   69.57  2.25     5        10   2     769   5     12     359     1    69.49   59    8/1/07
LOS ANGELES      388800     486000    359      80  2.25     5     10.75   2     793   5     12     359     1    79.92   59    8/1/07
LOS ANGELES      412000     594000    359   69.36  2.25     5        11   2     794   5     12     359     1    69.29   59    8/1/07
LOS ANGELES      596000     745000    359      80  2.25     5     10.75   2     802   5     12     359     1    79.92   59    8/1/07
LOS ANGELES      533000     675000    359   78.96  2.25     5     10.75   2     727   5     12     359     1    78.88   59    8/1/07
LOS ANGELES      445000     660000    359   67.42  2.25     5     10.75   2     779   5     12     359     1    67.35   59    8/1/07
WEST HOLLYWO     985000    1588000    359   62.03  2.25     5     10.75   2     638   5     12     359     1    61.97   59    8/1/07
BEVERLY HILL     550000    1000000    359      55  2.25     5    10.625   2     732   5     12     359     1    54.94   59    8/1/07
DOWNEY           431000     630000    359   68.41  2.25     5       9.5   2     754   5     12     359     1    68.32   59    8/1/07
HERMOSA BEAC     398000     499000    359   79.76  2.25     5        11   2     618   5     12     359     1    79.68   59    8/1/07
HERMOSA BEAC     560000     705000    359      80  2.25     5     9.875   2     786   5     12     359     1     79.9   59    8/1/07
MALIBU           950000    1525000    359    62.3  2.25     5    10.875   2     692   5     12     359     1    62.24   59    8/1/07
PACIFIC PALI     462000     805000    359   57.39  2.25     5    10.875   2     689   5     12     359     1    57.33   59    8/1/07
PACIFIC PALI     650000    1200000    359   54.17  2.25     5        11   2     771   5     12     359     1    54.12   59    8/1/07
RANCHO PALOS     619000     835000    359   74.13  2.25     5    10.375   2     767   5     12     359     1    74.05   59    8/1/07
RANCHO PALOS     602000     787500    359   76.49  2.25     5      9.75   2     618   5     12     359     1    76.39   59    8/1/07
SANTA MONICA     934000    1335000    359   69.96  2.25     5     10.75   2     736   5     12     359     1    69.89   59    8/1/07
SANTA MONICA     986000    1760000    359   56.02  2.25     5        11   2     789   5     12     359     1    55.96   59    8/1/07
SANTA MONICA     647500     925000    359      70  2.25     5    10.875   2     770   5     12     359     1    69.93   59    8/1/07
CALABASAS        350000    1175000    359   29.79  2.25     5    10.875   2     678   5     12     359     1    29.76   59    8/1/07
CALABASAS        479400    1565000    359   30.63  2.25     5    10.375   2     740   5     12     353     1     30.4   59    8/1/07
CALABASAS        301000     900000    359   33.44  2.25     5        11   2     776   5     12     359     1    33.41   59    8/1/07
LOS ANGELES      325000     575000    359   56.52  2.25     5        11   2     727   5     12     358     1    56.42   59    8/1/07
STUDIO CITY      404000     580000    359   69.66  2.25     5     10.75   2     716   5     12     359     1    69.59   59    8/1/07
ROSS             959000    2250000    359   42.62  2.25     5    10.875   2     705   5     12     359     1    42.58   59    8/1/07
AROMAS           504000     630000    358      80  2.25     5    10.875   2     713   5     12     358     2    79.84   58    7/1/07
AROMAS           370000     575000    359   64.35  2.25     5    10.875   2     808   5     12     359     1    64.28   59    8/1/07
IRVINE           399550     540000    358   73.99  2.25     5    10.875   2     746   5     12     358     2    73.84   58    7/1/07
CORONA DEL M     600000    1000000    358   60.06  2.25     5        10   2     657   5     12     357     2    59.87   58    7/1/07
SAN CLEMENTE     232000     585000    358   39.66  2.25     5     10.75   2     760   5     12     358     2    39.58   58    7/1/07
SAN CLEMENTE     577500     825000    359      70  2.25     5     10.75   2     750   5     12     359     1    69.93   59    8/1/07
TUSTIN           353600     445000    358      80  2.25     5     10.75   2     737   5     12     358     2    79.82   58    7/1/07
ORANGE           318000     495000    358   64.24  2.25     5     10.25   2     789   5     12     358     2    64.09   58    7/1/07
ORANGE           317000     439000    358   72.21  2.25     5    10.875   2     702   5     12     358     2    72.06   58    7/1/07
IRVINE           380000     536500    359   70.83  2.25     5    10.875   2     694   5     12     359     1    70.76   59    8/1/07
IRVINE           480000     750000    359      64  2.25     5    10.625   2     755   5     12     359     1    63.93   59    8/1/07
IRVINE           850000    1445000    359   60.02  2.25     5    10.625   2     776   5     12     359     1    59.96   59    8/1/07
IRVINE           450000     668000    359   67.37  2.25     5      10.5   2     775   5     12     359     1     67.3   59    8/1/07
CORONA DEL M     610000     922000    359   66.16  2.25     5        11   2     663   5     12     359     1    66.09   59    8/1/07
CORONA DEL M     650000    1250000    359      52  2.25     5        11   2     724   5     12     359     1    51.95   59    8/1/07
NEWPORT COAS     634000     970000    359   65.36  2.25     5    10.875   2     752   5     12     357     1    65.15   59    8/1/07
SAN CLEMENTE     502000     630000    359      80  2.25     5     10.75   2     771   5     12     359     1    79.92   59    8/1/07
YORBA LINDA      630000     787500    359      80  2.25     5      10.5   2     751   5     12     359     1    79.91   59    8/1/07
YORBA LINDA      451500     663000    359    68.1  2.25     5        11   2     690   5     12     359     1    68.03   59    8/1/07
TAHOE VISTA      618750     930000    359   66.53  2.25     5        11   2     730   5     12     359     1    66.46   59    8/1/07
UPLAND           440000     750000    359   58.67  2.25     5     10.25   2     744   5     12     359     1     58.6   59    8/1/07
LAKE ARROWHE     345000     460000    359      75  2.25     5        11   2     720   5     12     359     1    74.93   59    8/1/07
SAN DIEGO        382000     625000    359   61.12  2.25     5     10.25   2     720   5     12     359     1    61.05   59    8/1/07
LA HONDA         627000    1100000    358      57  2.25     5        11   2     760   5     12     358     2    56.89   58    7/1/07
REDWOOD CITY     415000     610000    359   68.03  2.25     5    10.875   2     726   5     12     359     1    67.96   59    8/1/07
MONTARA          335000     575000    359   58.26  2.25     5        11   2     758   5     12     359     1     58.2   59    8/1/07
REDWOOD CITY     428300     670000    359   63.93  2.25     5    10.625   2     759   5     12     359     1    63.86   59    8/1/07
REDWOOD CITY     425000     765000    359   55.56  2.25     5     10.75   2     790   5     12     359     1     55.5   59    8/1/07
REDWOOD CITY     598850     875000    359   68.44  2.25     5    10.625   2     685   5     12     359     1    68.37   59    8/1/07
REDWOOD CITY     454000     660000    359   68.79  2.25     5    10.875   2     748   5     12     359     1    68.72   59    8/1/07
REDWOOD CITY     452000     565000    359      80  2.25     5        11   2     777   5     12     359     1    79.92   59    8/1/07
SUNNYVALE        520000     650000    358      80  2.25     5    10.625   2     749   5     12     358     2    79.83   58    7/1/07
LOS ALTOS HI     650000    4000000    358   16.25  2.25     5    10.875   2     707   5     12     358     2    16.22   58    7/1/07
LOS ALTOS        648500    1235000    359   52.51  2.25     5     10.75   2     715   5     12     359     1    52.46   59    8/1/07
LOS ALTOS        648000    1020000    358   63.53  2.25     5    10.875   2     718   5     12     358     2     63.4   58    7/1/07
LOS ALTOS        500000    1150000    358   43.48  2.25     5        11   2     758   5     12     358     2    43.39   58    7/1/07
LOS ALTOS        600000     900000    359   66.67  2.25     5     10.75   2     741   5     12     359     1     66.6   59    8/1/07
MOUNTAIN VIE     369000     575000    358   64.17  2.25     5    10.875   2     804   5     12     358     2    64.04   58    7/1/07
SUNNYVALE        493000     620000    358   79.52  2.25     5    10.875   2     770   5     12     358     2    79.36   58    7/1/07
SUNNYVALE        600000     800000    358      75  2.25     5     10.75   2     729   5     12     358     2    74.84   58    7/1/07
SUNNYVALE        600000     751000    358   79.89  2.25     5    10.875   2     758   5     12     358     2    79.73   58    7/1/07
SUNNYVALE        344000     461000    358      80  2.25     5    10.875   2     740   5     12     358     2    79.84   58    7/1/07
SUNNYVALE        540000     675000    359      80  2.25     5     10.75   2     717   5     12     359     1    79.92   59    8/1/07
SUNNYVALE        468000     675000    358   69.33  2.25     5     10.75   2     782   5     12     358     2    69.18   58    7/1/07
SUNNYVALE        356000     475000    359   74.95  2.25     5    10.875   2     757   5     12     359     1    74.87   59    8/1/07
SUNNYVALE        380000     580000    358   65.52  2.25     5    10.625   2     771   5     12     358     2    65.38   58    7/1/07
SUNNYVALE        591600     740000    358      80  2.25     5        11   2     795   5     12     358     2    79.84   58    7/1/07
PALO ALTO        744000    1500000    358    49.6  2.25     5        11   2     669   5     12     358     2     49.5   58    7/1/07
PALO ALTO        543500     680000    358   79.93  2.25     5        11   2     702   5     12     358     2    79.77   58    7/1/07
PALO ALTO        550000     810000    358    67.9  2.25     5    10.875   2     686   5     12     358     2    67.76   58    7/1/07
PALO ALTO        500000     740000    359   67.57  2.25     5     10.75   2     816   5     12     359     1     67.5   59    8/1/07
PALO ALTO        410000     730000    359   56.16  2.25     5     10.75   2     778   5     12     359     1     56.1   59    8/1/07
CAMPBELL         385000     555000    358   69.37  2.25     5    10.875   2     759   5     12     358     2    69.23   58    7/1/07
CAMPBELL         345000     585000    358   58.97  2.25     5    10.875   2     779   5     12     358     2    58.85   58    7/1/07
SARATOGA         400000    1250000    358      32  2.25     5     10.75   2     828   5     12     358     2    31.93   58    7/1/07
SARATOGA         480000     990000    358   48.48  2.25     5    10.875   2     669   5     12     358     2    48.38   58    7/1/07
SARATOGA         745000    1180000    358   63.14  2.25     5    10.875   2     758   5     12     358     2    63.01   58    7/1/07
SAN JOSE         300000     430000    358   69.77  2.25     5        11   2     720   5     12     358     2    69.63   58    7/1/07
LOS ALTOS        650000    1200000    359   54.17  2.25     5    10.625   2     787   5     12     359     1    54.11   59    8/1/07
LOS ALTOS        525000     990000    359   53.03  2.25     5    10.625   2     772   5     12     359     1    52.97   59    8/1/07
LOS ALTOS        650000    1700000    359   38.24  2.25     5    10.875   2     752   5     12     359     1     38.2   59    8/1/07
LOS ALTOS       1000000    2400000    359   41.67  2.25     5        11   2     790   5     12     359     1    41.63   59    8/1/07
LOS ALTOS        445000    2125000    359   20.94  2.25     5    10.875   2     753   5     12     359     1    20.92   59    8/1/07
LOS ALTOS HI     500000    4000000    359    12.5  2.25     5     10.75   2     668   5     12     359     1    12.49   59    8/1/07
LOS ALTOS        920000    3400000    359   27.06  2.25     5     10.75   2     736   5     12     359     1    27.03   59    8/1/07
LOS ALTOS        690000    1610000    359   42.86  2.25     5    10.875   2     798   5     12     359     1    42.82   59    8/1/07
LOS ALTOS        981500    1510000    359      65  2.25     5      10.5   2     667   5     12     359     1    64.93   59    8/1/07
LOS ALTOS        400000    1200000    359   33.33  2.25     5    10.875   2     762   5     12     359     1     33.3   59    8/1/07
LOS ALTOS HI     999000    1440000    359   69.38  2.25     5    10.625   2     799   5     12     359     1    69.31   59    8/1/07
LOS ALTOS        497000    2055000    359   24.18  2.25     5    10.375   2     761   5     12     359     1    24.15   59    8/1/07
LOS ALTOS        517000    1000000    359    51.7  2.25     5      10.5   2     776   5     12     359     1    51.64   59    8/1/07
LOS ALTOS        610000    1250000    359    48.8  2.25     5    10.875   2     772   5     12     359     1    48.75   59    8/1/07
LOS ALTOS        920000    1150000    359      80  2.25     5        11   2     756   5     12     359     1    79.92   59    8/1/07
LOS ALTOS HI     415000    2200000    359   18.86  2.25     5      10.5   2     800   5     12     359     1    18.84   59    8/1/07
MOUNTAIN VIE     410000     551000    359   74.41  2.25     5    10.875   2     730   5     12     359     1    74.33   59    8/1/07
MOUNTAIN VIE     539000     740000    359   72.84  2.25     5    10.875   2     720   5     12     359     1    72.77   59    8/1/07
MOUNTAIN VIE     926250    1235000    359      75  2.25     5        11   2     784   5     12     359     1    74.93   59    8/1/07
MOUNTAIN VIE     650000     880000    359   73.86  2.25     5    10.875   2     747   5     12     359     1    73.78   59    8/1/07
MOUNTAIN VIE     530000     820000    359   64.63  2.25     5    10.875   2     743   5     12     359     1    64.56   59    8/1/07
MOUNTAIN VIE     460000     761000    359   60.45  2.25     5     10.75   2     805   5     12     359     1    60.39   59    8/1/07
SUNNYVALE        380000     600000    359   63.33  2.25     5     10.75   2     786   5     12     359     1    63.26   59    8/1/07
SUNNYVALE        423000     660000    359   64.09  2.25     5      10.5   2     753   5     12     358     1    63.93   59    8/1/07
SUNNYVALE        449000     650000    359   69.08  2.25     5      10.5   2     719   5     12     359     1       69   59    8/1/07
SUNNYVALE        411000     635000    359   64.72  2.25     5     10.75   2     698   5     12     359     1    64.65   59    8/1/07
SUNNYVALE        520000     650000    359      80  2.25     5        11   2     792   5     12     359     1    79.92   59    8/1/07
SUNNYVALE        400000     590000    359    67.8  2.25     5    10.625   2     759   5     12     359     1    67.73   59    8/1/07
SUNNYVALE        473000     720000    359   65.69  2.25     5    10.625   2     735   5     12     359     1    65.62   59    8/1/07
SUNNYVALE        472500     675000    359      70  2.25     5        11   2     688   5     12     359     1     69.9   59    8/1/07
SUNNYVALE        407000     590000    359   68.98  2.25     5    10.625   2     790   5     12     359     1    68.91   59    8/1/07
SUNNYVALE        411000     615000    359   66.83  2.25     5     10.75   2     732   5     12     359     1    66.76   59    8/1/07
SUNNYVALE        509000     860000    359   59.19  2.25     5     10.75   2     696   5     12     359     1    59.13   59    8/1/07
SUNNYVALE        419000     630000    359   66.51  2.25     5     10.75   2     719   5     12     359     1    66.44   59    8/1/07
SUNNYVALE        396000     570000    359   69.47  2.25     5     10.75   2     790   5     12     359     1     69.4   59    8/1/07
SUNNYVALE        554400     693000    359      80  2.25     5      10.5   2     658   5     12     359     1    79.91   59    8/1/07
PALO ALTO        510000     650000    359   79.69  2.25     5     10.75   2     754   5     12     359     1    79.61   59    8/1/07
PALO ALTO        640000     940000    359   68.09  2.25     5      10.5   2     797   5     12     358     1    67.98   59    8/1/07
EAST PALO AL     400000     500000    359      80  2.25     5        11   2     751   5     12     359     1    79.92   59    8/1/07
PALO ALTO        505000     745000    359   67.79  2.25     5    10.625   2     763   5     12     359     1    67.72   59    8/1/07
PALO ALTO        548000     800000    359    68.5  2.25     5    10.625   2     780   5     12     359     1    68.43   59    8/1/07
PALO ALTO        540000     800000    359    67.5  2.25     5    10.625   2     727   5     12     359     1    67.43   59    8/1/07
STANFORD         649950    2100000    359   30.95  2.25     5     10.75   2     784   5     12     359     1    30.92   59    8/1/07
STANFORD         650000    1850000    359   35.14  2.25     5    10.375   2     709   5     12     359     1     35.1   59    8/1/07
CAMPBELL         400000     590000    359    67.8  2.25     5        11   2     743   5     12     359     1    67.73   59    8/1/07
CAMPBELL         308500     470000    359   65.64  2.25     5        11   2     760   5     12     359     1    65.57   59    8/1/07
CAMPBELL         635000    1000000    359    63.5  2.25     5    10.875   2     743   5     12     359     1    63.44   59    8/1/07
CAMPBELL         450000     570000    359   78.95  2.25     5    10.875   2     751   5     12     353     1    78.34   59    8/1/07
SARATOGA        1000000    2200000    359   45.45  2.25     5    10.875   2     707   5     12     359     1     45.4   59    8/1/07
SARATOGA         577000    1300000    359   44.38  2.25     5        11   2     785   5     12     359     1    44.34   59    8/1/07
SARATOGA         348000    1400000    359   24.86  2.25     5     10.75   2     783   5     12     359     1    24.83   59    8/1/07
SARATOGA         498000     885000    359   56.27  2.25     5     10.75   2     753   5     12     359     1    56.21   59    8/1/07
SARATOGA         406400     745000    359   54.55  2.25     5    10.875   2     798   5     12     359     1    54.49   59    8/1/07
SARATOGA         650000    1700000    359   38.24  2.25     5    10.875   2     742   5     12     359     1     38.2   59    8/1/07
SARATOGA         650000    1160000    359   56.03  2.25     5        11   2     741   5     12     359     1    55.97   59    8/1/07
SARATOGA         650000    4200000    359   15.48  2.25     5    10.875   2     774   5     12     359     1    15.46   59    8/1/07
SARATOGA         650000    1600000    358   40.63  2.25     5     10.75   2     770   5     12     358     2    40.54   58    7/1/07
SARATOGA         499000    1030000    359   48.45  2.25     5     10.75   2     794   5     12     359     1     48.4   59    8/1/07
SARATOGA         548000     785000    359   69.81  2.25     5     10.75   2     768   5     12     359     1    69.74   59    8/1/07
SARATOGA         454600     760000    359   59.82  2.25     5    10.625   2     776   5     12     359     1    59.76   59    8/1/07
SARATOGA         600000    1550000    359   38.71  2.25     5        11   2     745   5     12     359     1    38.67   59    8/1/07
SARATOGA         535000    1200000    359   44.58  2.25     5    10.875   2     771   5     12     353     1    44.26   59    8/1/07
SARATOGA         575000    1218000    359   47.21  2.25     5    10.625   2     721   5     12     359     1    47.16   59    8/1/07
SARATOGA         500000    1030000    359   48.54  2.25     5     10.75   2     773   5     12     359     1    48.49   59    8/1/07
SARATOGA         642000    1250000    359   51.36  2.25     5    10.625   2     759   5     12     359     1    51.31   59    8/1/07
SARATOGA         594000    1200000    359    49.5  2.25     5      10.5   2     786   5     12     359     1    49.45   59    8/1/07
SARATOGA         432000     900000    359      48  2.25     5     10.75   2     831   5     12     359     1    47.95   59    8/1/07
SARATOGA         400000     952837    359   42.64  2.25     5    10.875   2     820   5     12     359     1     42.6   59    8/1/07
SARATOGA         650000    1100000    359   59.09  2.25     5        11   2     697   5     12     200     1    44.76   59    8/1/07
SAN JOSE         294000     420000    359      70  2.25     5        11   2     758   5     12     359     1    69.93   59    8/1/07
SAN FRANCISC     625000     845000    358   73.96  2.25     5        11   2     635   5     12     358     2    73.81   58    7/1/07
SAN FRANCISC     454000     610000    358   74.43  2.25     5        11   2     795   5     12     358     2    74.28   58    7/1/07
SAN FRANCISC     365000     642000    358   56.85  2.25     5        11   2     771   5     12     353     2    56.43   58    7/1/07
SAN FRANCISC     750000    1001000    359   74.93  2.25     5    10.875   2     778   5     12     359     1    74.85   59    8/1/07
SAN FRANCISC     390000     570000    359   68.42  2.25     5    10.875   2     730   5     12     359     1    68.35   59    8/1/07
SAN FRANCISC     524000    1378000    358   38.03  2.25     5    10.875   2     685   5     12     358     2    37.95   58    7/1/07
SAN FRANCISC     350000     500000    359      70  2.25     5     10.75   2     727   5     12     359     1    69.93   59    8/1/07
SAN FRANCISC     500000     670000    359   74.63  2.25     5    10.625   2     734   5     12     359     1    74.55   59    8/1/07
SAN FRANCISC     630000    1000000    359      63  2.25     5        11   2     736   5     12     359     1    62.94   59    8/1/07
SAN FRANCISC     462000    1200000    359    38.5  2.25     5        11   2     783   5     12     359     1    38.46   59    8/1/07
SAN FRANCISC     398000     510000    359   78.04  2.25     5    10.875   2     796   5     12     359     1    77.96   59    8/1/07
SAN FRANCISC     460000     660000    359    69.7  2.25     5    10.875   2     769   5     12     359     1    69.63   59    8/1/07
SAN FRANCISC     465600     610000    359   76.33  2.25     5        11   2     793   5     12     359     1    76.25   59    8/1/07
SAN FRANCISC     650000     930000    359   69.89  2.25     5     10.75   2     690   5     12     359     1    69.82   59    8/1/07
SAN FRANCISC     580000     725000    359      80  2.25     5        11   2     653   5     12     359     1    79.92   59    8/1/07
SAN FRANCISC     557000    1450000    359   38.41  2.25     5    10.625   2     670   5     12     359     1    38.37   59    8/1/07
SAN FRANCISC     500000     975000    359   51.28  2.25     5        11   2     688   5     12     359     1    51.23   59    8/1/07
SAN FRANCISC     983000    3000000    359   32.77  2.25     5    10.625   2     765   5     12     359     1    32.73   59    8/1/07
SAN FRANCISC     464000     580000    359      80  2.25     5    10.875   2     701   5     12     359     1    79.92   59    8/1/07
SAN FRANCISC     840000    1767000    359   47.54  2.25     5    10.875   2     807   5     12     359     1    47.49   59    8/1/07
SAN FRANCISC     347000     510000    359   68.04  2.25     5     10.75   2     764   5     12     359     1    67.97   59    8/1/07
SAN FRANCISC     324000     660000    359   49.09  2.25     5     10.75   2     679   5     12     359     1    49.04   59    8/1/07
SAN FRANCISC     392000     625000    359   62.72  2.25     5     10.75   2     771   5     12     359     1    62.65   59    8/1/07
SAN FRANCISC     314000     550000    359   57.09  2.25     5    10.875   2     777   5     12     356     1    56.85   59    8/1/07
SAN FRANCISC     330000     625000    359    52.8  2.25     5        11   2     668   5     12     359     1    52.73   59    8/1/07
SAN FRANCISC     360000     455000    359      80  2.25     5     10.75   2     812   5     12     359     1    79.92   59    8/1/07
SAN FRANCISC     440000    1285000    359   34.24  2.25     5     10.75   2     791   5     12     359     1     34.2   59    8/1/07
SAN FRANCISC     577000    1175000    359   49.11  2.25     5      10.5   2     723   5     12     359     1    49.06   59    8/1/07
SAN FRANCISC     497000     935000    359   53.16  2.25     5      10.5   2     716   5     12     359     1     53.1   59    8/1/07
SAN FRANCISC     440000     785000    359   56.05  2.25     5    10.375   2     694   5     12     359     1    55.99   59    8/1/07
HAYWARD          322000     490000    359   65.71  2.25     5    10.875   2     788   5     12     359     1    65.64   59    8/1/07
HAYWARD          430500     740000    359   58.18  2.25     5        11   2     792   5     12     359     1    58.12   59    8/1/07
EMERYVILLE       360800     451000    358      80  2.25     5        11   2     687   5     12     358     2    79.83   58    7/1/07
OAKLAND          378000     490000    359   77.14  2.25     5        11   2     641   5     12     359     1    77.06   59    8/1/07
FREMONT          356000     515000    359   69.13  2.25     5     10.75   2     787   5     12     358     1    69.01   59    8/1/07
FREMONT          328000     470000    359   69.79  2.25     5     10.75   2     650   5     12     359     1    69.72   59    8/1/07
LIVERMORE        413850     745000    359   55.55  2.25     5      10.5   2     798   5     12     359     1    55.49   59    8/1/07
LIVERMORE        385000     570000    359   67.54  2.25     5        11   2     713   5     12     359     1    67.47   59    8/1/07
LIVERMORE        542500     740000    359   73.31  2.25     5    10.875   2     708   5     12     359     1    73.24   59    8/1/07
LIVERMORE        519000     722000    359    72.1  2.25     5    10.875   2     703   5     12     359     1    72.03   59    8/1/07
LIVERMORE        311000     400000    359   77.75  2.25     5    10.625   2     701   5     12     359     1    77.67   59    8/1/07
LIVERMORE        353400     600000    359    58.9  2.25     5        11   2     775   5     12     359     1    58.84   59    8/1/07
LIVERMORE        513000     685000    359   74.89  2.25     5    10.875   2     737   5     12     359     1    74.81   59    8/1/07
LIVERMORE        540000     689000    359   78.37  2.25     5     9.625   2     712   5     12     359     1    78.27   59    8/1/07
LIVERMORE        342500     430000    359   79.65  2.25     5    10.875   2     644   5     12     359     1    79.57   59    8/1/07
LIVERMORE        584177     735000    359   79.57  2.25     5    10.875   2     766   5     12     359     1    79.49   59    8/1/07
NEWARK           368000     460000    359      80  2.25     5        11   2     664   5     12     359     1    79.92   59    8/1/07
SAN LEANDRO      340000     490000    358   69.39  2.25     5    10.875   2     762   5     12     358     2    69.25   58    7/1/07
NEWARK           336000     420000    359      80  2.25     5     10.75   2     780   5     12     359     1    79.92   59    8/1/07
NEWARK           380000     475000    359      80  2.25     5     10.75   2     773   5     12     359     1    79.92   59    8/1/07
SAN LEANDRO      395000     540000    359   73.15  2.25     5     10.75   2     660   5     12     359     1    73.07   59    8/1/07
UNION CITY       350000     615000    358   56.91  2.25     5        11   2     721   5     12     358     2     56.8   58    7/1/07
UNION CITY       638000     798330    358   79.92  2.25     5    10.875   2     738   5     12     358     2    79.76   58    7/1/07
UNION CITY       488000     610000    358      80  2.25     5     10.75   2     694   5     12     358     2    79.83   58    7/1/07
UNION CITY       394500     500000    359    78.9  2.25     5        11   2     720   5     12     359     1    78.82   59    8/1/07
UNION CITY       400000     700000    359   57.14  2.25     5    10.625   2     675   5     12     359     1    57.08   59    8/1/07
UNION CITY       360000     460000    359   78.26  2.25     5    10.875   2     739   5     12     359     1    78.18   59    8/1/07
UNION CITY       393000     575000    359   68.35  2.25     5    10.875   2     726   5     12     359     1    68.28   59    8/1/07
UNION CITY       368000     570000    359   64.56  2.25     5    10.875   2     734   5     12     359     1    64.49   59    8/1/07
UNION CITY       390000     570000    359   68.42  2.25     5    10.625   2     716   5     12     359     1    68.35   59    8/1/07
FREMONT          370000     463000    359   79.91  2.25     5     10.75   2     716   5     12     359     1    79.83   59    8/1/07
FREMONT          372000     503000    359   73.96  2.25     5     10.75   2     752   5     12     359     1    73.88   59    8/1/07
FREMONT          550000     824000    359   66.75  2.25     5     10.75   2     738   5     12     359     1    66.68   59    8/1/07
FREMONT          398000     580000    359   68.62  2.25     5    10.875   2     640   5     12     359     1    68.55   59    8/1/07
FREMONT          635000     930000    359   68.28  2.25     5    10.625   2     620   5     12     359     1    68.21   59    8/1/07
FREMONT          364000     705000    359   51.63  2.25     5     10.75   2     790   5     12     354     1    51.29   59    8/1/07
FREMONT          410000     590000    359   69.49  2.25     5     10.75   2     749   5     12     359     1    69.42   59    8/1/07
FREMONT          645000    1025000    359   62.93  2.25     5     10.75   2     747   5     12     359     1    62.86   59    8/1/07
FREMONT          388000     575000    359   67.48  2.25     5    10.625   2     760   5     12     359     1    67.41   59    8/1/07
FREMONT          424000     530000    359      80  2.25     5     10.75   2     697   5     12     359     1    79.92   59    8/1/07
FREMONT          305000     450000    359   67.78  2.25     5     10.75   2     750   5     12     359     1    67.71   59    8/1/07
FREMONT          379000     475000    359   79.79  2.25     5    10.875   2     732   5     12     359     1    79.71   59    8/1/07
FREMONT          499000     745000    359   66.98  2.25     5    10.375   2     699   5     12     359     1     66.9   59    8/1/07
FREMONT          308500     490000    359   62.96  2.25     5     10.75   2     738   5     12     357     1    62.75   59    8/1/07
FREMONT          414200     615000    359   67.35  2.25     5     10.75   2     698   5     12     359     1    67.28   59    8/1/07
FREMONT          400000     520000    359   76.92  2.25     5    10.375   2     707   5     12     359     1    76.83   59    8/1/07
FREMONT          337500     450000    358      75  2.25     5        11   2     791   5     12     358     2    74.85   58    7/1/07
FREMONT          200000     300000    359   66.67  2.25     5        11   2     737   5     12     359     1     66.6   59    8/1/07
FREMONT          368000     515000    359   71.46  2.25     5    10.875   2     659   5     12     359     1    71.39   59    8/1/07
FREMONT          384000     500000    359    76.8  2.25     5    10.875   2     713   5     12     359     1    76.72   59    8/1/07
FREMONT          386000     618000    359   62.46  2.25     5    10.875   2     771   5     12     359     1     62.4   59    8/1/07
FREMONT          316000     550000    359   57.45  2.25     5    10.875   2     796   5     12     359     1    57.39   59    8/1/07
FREMONT          368000     460000    359      80  2.25     5    10.875   2     781   5     12     359     1    79.92   59    8/1/07
FREMONT          390500     565000    359   69.12  2.25     5    10.625   2     765   5     12     359     1    69.05   59    8/1/07
FREMONT          315000     480000    359   65.63  2.25     5    10.625   2     800   5     12     359     1    65.56   59    8/1/07
FREMONT          344000     670000    359   51.34  2.25     5     10.75   2     773   5     12     359     1    51.29   59    8/1/07
FREMONT          340000     425000    359      80  2.25     5     10.75   2           5     12     359     1    79.92   59    8/1/07
FREMONT          310400     530000    359   58.57  2.25     5     10.75   2     758   5     12     359     1    58.51   59    8/1/07
DUBLIN           496000     800000    359      62  2.25     5        11   2     655   5     12     359     1    61.94   59    8/1/07
DUBLIN           363000     520000    359   69.81  2.25     5      10.5   2     791   5     12     359     1    69.73   59    8/1/07
DUBLIN           458000     673500    359      68  2.25     5     10.75   2     784   5     12     359     1    67.93   59    8/1/07
DUBLIN           422000     630000    359   66.98  2.25     5        11   2     738   5     12     359     1    66.91   59    8/1/07
DUBLIN           350000     530000    359   66.04  2.25     5    10.875   2     766   5     12     359     1    65.97   59    8/1/07
DUBLIN           346000     508000    359   68.11  2.25     5    10.875   2     750   5     12     359     1    68.04   59    8/1/07
OAKLAND          397400     625000    359   63.58  2.25     5        11   2     812   5     12     359     1    63.52   59    8/1/07
HAYWARD          505000     835000    359   60.48  2.25     5    10.625   2     768   5     12     359     1    60.42   59    8/1/07
OAKLAND          351000     550000    359   63.82  2.25     5        11   2     777   5     12     359     1    63.76   59    8/1/07
OAKLAND          404000     505000    359      80  2.25     5     10.75   2     794   5     12     359     1    79.92   59    8/1/07
ALBANY           447000     675000    359   66.22  2.25     5     10.75   2     732   5     12     359     1    66.15   59    8/1/07
PLEASANTON       368400     570000    358   64.63  2.25     5    10.875   2     748   5     12     358     2     64.5   58    7/1/07
PLEASANTON       301000     501000    358   60.08  2.25     5        11   2     740   5     12     358     2    59.96   58    7/1/07
PLEASANTON       330000     520000    358   63.46  2.25     5    10.875   2     738   5     12     358     2    63.33   58    7/1/07
PLEASANTON       527000    1100000    358   47.91  2.25     5     10.75   2     663   5     12     358     2    47.81   58    7/1/07
PLEASANTON       526400     658000    358      80  2.25     5        11   2     782   5     12     358     2    79.84   58    7/1/07
PLEASANTON       332000     415000    359      80  2.25     5     10.75   2     753   5     12     359     1    79.92   59    8/1/07
PLEASANTON       433000    1250000    359   34.64  2.25     5    10.125   2     769   5     12     359     1     34.6   59    8/1/07
PLEASANTON       550000    1050000    359   52.38  2.25     5     10.75   2     666   5     12     359     1    52.33   59    8/1/07
PLEASANTON       398000     570000    359   69.82  2.25     5     10.75   2     780   5     12     359     1    69.75   59    8/1/07
PLEASANTON       398000     800000    359   49.75  2.25     5     10.75   2     795   5     12     359     1     49.7   59    8/1/07
PLEASANTON       392000     560000    359      70  2.25     5    10.625   2     744   5     12     359     1    69.93   59    8/1/07
BERKELEY         434500     595000    359   73.03  2.25     5    10.875   2     740   5     12     359     1    72.96   59    8/1/07
PLEASANTON       400000     670000    358    59.7  2.25     5        11   2     723   5     12     356     2    59.49   58    7/1/07
CASTRO VALLE     586000     875000    359   66.97  2.25     5    10.625   2     696   5     12     359     1     66.9   59    8/1/07
CASTRO VALLE     346000     600000    359   57.67  2.25     5    10.875   2     717   5     12     359     1    57.61   59    8/1/07
PLEASANTON       928000    1160000    359      80  2.25     5      10.5   2     786   5     12     359     1    79.91   59    8/1/07
PLEASANTON       410000    1300000    359   31.54  2.25     5    10.125   2     777   5     12     359     1     31.5   59    8/1/07
PLEASANTON       400000     620000    359   64.52  2.25     5        11   2     786   5     12     359     1    64.46   59    8/1/07
PLEASANTON       650000    1025000    359   63.41  2.25     5     10.25   2     664   5     12     359     1    63.34   59    8/1/07
PLEASANTON       520000     660000    359   78.79  2.25     5        11   2     717   5     12     359     1    78.71   59    8/1/07
PLEASANTON       982500    1310000    359      75  2.25     5        11   2     739   5     12     359     1    74.93   59    8/1/07
PLEASANTON       405000     550000    359   73.64  2.25     5    10.875   2     792   5     12     359     1    73.56   59    8/1/07
PLEASANTON       647500     925000    359      70  2.25     5        10   2     753   5     12     359     1    69.92   59    8/1/07
PLEASANTON       440000     550000    359      80  2.25     5      10.5   2     668   5     12     359     1    79.91   59    8/1/07
FREMONT          384000     480000    358      80  2.25     5    10.875   2     760   5     12     358     2    79.81   58    7/1/07
FREMONT          540000     830000    358   65.06  2.25     5     10.75   2     801   5     12     358     2    64.92   58    7/1/07
FREMONT          628000     820000    359   76.59  2.25     5    10.875   2     789   5     12     359     1    76.51   59    8/1/07
FREMONT          498000     720000    359   69.17  2.25     5    10.875   2     737   5     12     359     1     69.1   59    8/1/07
FREMONT          420000     975000    359   43.08  2.25     5    10.875   2     692   5     12     359     1    43.04   59    8/1/07
FREMONT          362000     800000    358   45.25  2.25     5    10.875   2     780   5     12     358     2    45.16   58    7/1/07
FREMONT          590000    1125000    358   52.44  2.25     5    10.625   2     716   5     12     358     2    52.33   58    7/1/07
FREMONT          440000     700000    359   62.86  2.25     5        11   2     797   5     12     359     1     62.8   59    8/1/07
FREMONT          499000    1080000    359    46.2  2.25     5     10.75   2     793   5     12     359     1    46.15   59    8/1/07
FREMONT          350000     590000    358   59.32  2.25     5    10.875   2     774   5     12     358     2     59.2   58    7/1/07
FREMONT          400000     660000    358   60.61  2.25     5    10.875   2     742   5     12     358     2    60.49   58    7/1/07
FREMONT          347000     680000    358   51.03  2.25     5     10.75   2     761   5     12     358     2    50.92   58    7/1/07
FREMONT          647500     925000    359      70  2.25     5      10.5   2     693   5     12     359     1    69.92   59    8/1/07
FREMONT          559000     800000    359   69.88  2.25     5     10.75   2     699   5     12     359     1    69.81   59    8/1/07
FREMONT          445000     820000    358   54.27  2.25     5        11   2     664   5     12     358     2    54.16   58    7/1/07
FREMONT          637300     915000    358   69.65  2.25     5        11   2     759   5     12     358     2    69.49   58    7/1/07
FREMONT          937000    2250000    359   41.64  2.25     5    10.625   2     743   5     12     359     1     41.6   59    8/1/07
FREMONT          338790    1500000    359   22.59  2.25     5     10.75   2     770   5     12     358     1    22.54   59    8/1/07
FREMONT          500000     720000    358   69.44  2.25     5     10.75   2     758   5     12     358     2    69.29   58    7/1/07
FREMONT          648000     975000    359   66.46  2.25     5     10.75   2     695   5     12     359     1    66.39   59    8/1/07
FREMONT          420000     610000    359   68.85  2.25     5     10.75   2     667   5     12     359     1    68.78   59    8/1/07
FREMONT          313000     450000    359   69.56  2.25     5     10.75   2     717   5     12     359     1    69.49   59    8/1/07
FREMONT          440000     555000    359   79.28  2.25     5        11   2     779   5     12     359     1     79.2   59    8/1/07
FREMONT          475000     765000    359   62.09  2.25     5     10.75   2     758   5     12     359     1    62.03   59    8/1/07
FREMONT          395000     630000    359    62.7  2.25     5     10.75   2     778   5     12     359     1    62.63   59    8/1/07
FREMONT          431000     675000    359   63.85  2.25     5    10.875   2     704   5     12     359     1    63.78   59    8/1/07
FREMONT          375000     725000    359   51.72  2.25     5     10.75   2     762   5     12     347     1    50.98   59    8/1/07
FREMONT          480000    1000000    359      48  2.25     5     10.75   2     791   5     12     359     1    47.95   59    8/1/07
FREMONT          340000     710500    359   47.85  2.25     5    10.875   2     778   5     12     359     1     47.8   59    8/1/07
FREMONT          381000     635000    359      60  2.25     5    10.625   2     723   5     12     359     1    59.94   59    8/1/07
FREMONT          365000     535000    359   68.22  2.25     5    10.875   2     745   5     12     359     1    68.15   59    8/1/07
FREMONT          650000    1100000    359   59.09  2.25     5      10.5   2     799   5     12     359     1    59.03   59    8/1/07
FREMONT          650000    1100000    359   59.09  2.25     5     10.75   2     790   5     12     359     1    59.03   59    8/1/07
FREMONT          343000     585000    359   58.63  2.25     5    10.625   2     739   5     12     359     1    58.57   59    8/1/07
FREMONT          400000     750000    359   53.33  2.25     5    10.875   2     797   5     12     359     1    53.28   59    8/1/07
FREMONT          348700     510000    359   68.37  2.25     5    10.875   2     757   5     12     359     1     68.3   59    8/1/07
FREMONT          341000     800000    359   42.63  2.25     5    10.875   2     756   5     12     359     1    42.59   59    8/1/07
FREMONT          580000     740000    359   78.38  2.25     5     10.75   2     770   5     12     359     1     78.3   59    8/1/07
FREMONT          406000     507500    359      80  2.25     5    10.625   2     747   5     12     357     1    79.78   59    8/1/07
FREMONT          562000    1550000    359   36.26  2.25     5    10.625   2     766   5     12     359     1    36.22   59    8/1/07
FREMONT          600000    1300000    359   46.15  2.25     5     10.75   2     761   5     12     359     1     46.1   59    8/1/07
FREMONT          335000    1200000    359   27.92  2.25     5     10.75   2     732   5     12     359     1    27.89   59    8/1/07
FREMONT          328500    1038000    359   31.65  2.25     5    10.875   2     760   5     12     359     1    31.62   59    8/1/07
FREMONT          512000     640000    359      80  2.25     5    10.625   2     742   5     12     359     1    79.91   59    8/1/07
FREMONT          565000     875000    359   64.57  2.25     5    10.625   2     790   5     12     359     1     64.5   59    8/1/07
FREMONT          650000    1500000    359   43.33  2.25     5      10.5   2     734   5     12     359     1    43.28   59    8/1/07
FREMONT          440000    1100000    359      40  2.25     5      10.5   2     699   5     12     359     1    39.96   59    8/1/07
FREMONT          430000     990000    359   43.43  2.25     5     10.75   2     707   5     12     359     1    43.38   59    8/1/07
FREMONT          539000     780000    359    69.1  2.25     5     10.75   2     791   5     12     359     1    69.03   59    8/1/07
FREMONT          497000     880000    359   56.48  2.25     5    10.625   2     790   5     12     359     1    56.42   59    8/1/07
FREMONT          478000     700000    359   68.29  2.25     5      10.5   2     769   5     12     359     1    68.22   59    8/1/07
FREMONT          495000    1500000    359      33  2.25     5      10.5   2     787   5     12     359     1    32.96   59    8/1/07
FREMONT          348000     688888    359   50.52  2.25     5     10.75   2     771   5     12     354     1    50.18   59    8/1/07
FREMONT          380000    1035000    359   36.71  2.25     5    10.875   2     706   5     12     359     1    36.67   59    8/1/07
FREMONT          420000    1050000    359      40  2.25     5      10.5   2     772   5     12     359     1    39.96   59    8/1/07
FREMONT          346000    1570000    359   22.04  2.25     5    10.875   2     749   5     12     359     1    22.02   59    8/1/07
FREMONT          642000     920000    359   69.78  2.25     5      10.5   2     791   5     12     359     1     69.7   59    8/1/07
FREMONT          383000     900000    359   42.56  2.25     5     10.25   2     774   5     12     359     1    42.51   59    8/1/07
FREMONT          405000     650000    359   62.31  2.25     5     10.75   2     781   5     12     359     1    62.24   59    8/1/07
FREMONT          630000    1450000    359   43.45  2.25     5      10.5   2     774   5     12     357     1     43.3   59    8/1/07
FREMONT          520200     750000    359   69.36  2.25     5    10.625   2     755   5     12     359     1    69.29   59    8/1/07
BERKELEY         417000     635000    359   65.67  2.25     5    10.875   2     786   5     12     359     1     65.6   59    8/1/07
OAKLAND          328900     506000    358      65  2.25     5        11   2     764   5     12     358     2    64.87   58    7/1/07
OAKLAND          625000     975000    358    64.1  2.25     5    10.875   2     776   5     12     358     2    63.97   58    7/1/07
OAKLAND          481500     760000    359   63.36  2.25     5        11   2     745   5     12     359     1     63.3   59    8/1/07
OAKLAND          346500     610000    359    56.8  2.25     5    10.875   2     747   5     12     359     1    56.74   59    8/1/07
OAKLAND          437500     628500    359   69.61  2.25     5     10.75   2     679   5     12     359     1    69.54   59    8/1/07
OAKLAND          494400     618000    359      80  2.25     5    10.875   2     693   5     12     359     1    79.92   59    8/1/07
BERKELEY         478400     825000    359   57.99  2.25     5     10.75   2     732   5     12     353     1    57.54   59    8/1/07
BERKELEY         351200     439000    359      80  2.25     5    10.625   2     701   5     12     359     1    79.91   59    8/1/07
RICHMOND         325000     475000    359   68.42  2.25     5     10.75   2     743   5     12     359     1    68.35   59    8/1/07
MARTINEZ         322000     430000    359   74.88  2.25     5        11   2     686   5     12     359     1    74.81   59    8/1/07
RICHMOND         336000     420000    359      80  2.25     5    10.625   2     783   5     12     359     1    79.91   59    8/1/07
PLEASANT HIL     585000     755000    359   77.48  2.25     5        10   2     702   5     12     359     1    77.39   59    8/1/07
CLAYTON          525000     895000    359   58.66  2.25     5      9.75   2     675   5     12     359     1    58.59   59    8/1/07
CONCORD          384000     530000    359   72.45  2.25     5        11   2     711   5     12     359     1    72.38   59    8/1/07
CONCORD          407000     665000    359    61.2  2.25     5     10.75   2     756   5     12     359     1    61.14   59    8/1/07
PLEASANT HIL     404600     578000    359      70  2.25     5    10.625   2     799   5     12     359     1    69.93   59    8/1/07
BYRON            301500     335000    359      90  2.25     5    10.625   2     709   5     12     359     1     89.9   59    8/1/07
WALNUT CREEK     342000     510000    359   67.06  2.25     5        11   2     788   5     12     359     1    66.99   59    8/1/07
WALNUT CREEK     318000     536000    359   59.33  2.25     5    10.625   2     679   5     12     359     1    59.27   59    8/1/07
SAN RAMON        354000     675000    358   52.44  2.25     5        11   2     705   5     12     358     2    52.34   58    7/1/07
SAN RAMON        500000     625000    358      80  2.25     5      10.5   2     613   5     12     358     2    79.82   58    7/1/07
SAN RAMON        380000     635000    358   59.84  2.25     5        11   2     795   5     12     358     2    59.72   58    7/1/07
SAN RAMON        405000     664000    358   60.99  2.25     5    10.875   2     695   5     12     358     2    60.87   58    7/1/07
SAN RAMON        323000     470000    358   68.72  2.25     5        11   2     783   5     12     358     2    68.58   58    7/1/07
SAN RAMON        445000     780000    358   57.05  2.25     5    10.625   2     720   5     12     358     2    56.93   58    7/1/07
SAN RAMON        379259     635000    359   59.73  2.25     5    10.625   2     785   5     12     359     1    59.67   59    8/1/07
SAN RAMON        413600     600000    358   68.93  2.25     5     10.75   2     773   5     12     358     2    68.79   58    7/1/07
SAN RAMON        469000     975000    359    48.1  2.25     5        11   2     660   5     12     359     1    48.05   59    8/1/07
SAN RAMON        408000     720000    359   56.67  2.25     5    10.375   2     718   5     12     359     1    56.61   59    8/1/07
SAN RAMON        632000     795000    359    79.5  2.25     5    10.875   2     767   5     12     359     1    79.42   59    8/1/07
SAN RAMON        595000     875000    359      68  2.25     5      10.5   2     791   5     12     359     1    67.93   59    8/1/07
SAN RAMON        500700    1450000    359   34.53  2.25     5        11   2     796   5     12     359     1     34.5   59    8/1/07
SAN RAMON        360000     565000    359   63.72  2.25     5        11   2     756   5     12     359     1    63.66   59    8/1/07
SAN RAMON        340000     509000    359    66.8  2.25     5        11   2     764   5     12     359     1    66.73   59    8/1/07
SAN RAMON        500000     800000    359    62.5  2.25     5     10.75   2     771   5     12     359     1    62.43   59    8/1/07
SAN RAMON        370000     912000    359   40.57  2.25     5     10.75   2     782   5     12     359     1    40.53   59    8/1/07
SAN RAMON        352000     440000    359      80  2.25     5        11   2     759   5     12     359     1    79.92   59    8/1/07
SAN RAMON        492000     615000    359      80  2.25     5     10.75   2     789   5     12     359     1    79.92   59    8/1/07
SAN RAMON        519000    1145000    359   45.33  2.25     5    10.875   2     689   5     12     359     1    45.28   59    8/1/07
SAN RAMON        337000     900000    359   37.44  2.25     5    10.875   2     750   5     12     359     1     37.4   59    8/1/07
SAN RAMON        398500     504000    359   79.07  2.25     5    10.875   2     705   5     12     359     1    78.99   59    8/1/07
SAN RAMON        352000     525000    359   67.05  2.25     5    10.875   2     763   5     12     359     1    66.98   59    8/1/07
SAN RAMON        418000     644000    359   64.91  2.25     5    10.625   2     765   5     12     359     1    64.84   59    8/1/07
SAN RAMON        706500    1100000    359   64.23  2.25     5    10.875   2     742   5     12     359     1    64.16   59    8/1/07
SAN RAMON        423200     557000    359      80  2.25     5      9.75   2     755   5     12     359     1     79.9   59    8/1/07
WALNUT CREEK     359500     550000    358   65.36  2.25     5     10.75   2     763   5     12     358     2    65.22   58    7/1/07
WALNUT CREEK     373000     625000    359   59.68  2.25     5    10.875   2     752   5     12     359     1    59.62   59    8/1/07
WALNUT CREEK     358000     650000    359   55.08  2.25     5        11   2     763   5     12     359     1    55.03   59    8/1/07
WALNUT CREEK     552000    1225000    359   45.06  2.25     5      10.5   2     725   5     12     359     1    45.01   59    8/1/07
WALNUT CREEK     529000    1250000    359   42.32  2.25     5    10.875   2     748   5     12     359     1    42.28   59    8/1/07
WALNUT CREEK     330000     615000    359   53.66  2.25     5    10.375   2     694   5     12     359     1     53.6   59    8/1/07
WALNUT CREEK     511000     655000    359   78.02  2.25     5    10.625   2     738   5     12     359     1    77.94   59    8/1/07
WALNUT CREEK     583200     730000    359      80  2.25     5     10.75   2     708   5     12     359     1    79.92   59    8/1/07
WALNUT CREEK     590700    1100000    359    53.7  2.25     5     10.75   2     670   5     12     359     1    53.64   59    8/1/07
WALNUT CREEK     350000     645000    359   54.26  2.25     5     10.75   2     753   5     12     359     1     54.2   59    8/1/07
WALNUT CREEK     343400     429500    359      80  2.25     5        11   2     658   5     12     359     1    79.92   59    8/1/07
WALNUT CREEK     796000    1600000    359   49.75  2.25     5    10.875   2     777   5     12     359     1     49.7   59    8/1/07
DANVILLE         650000    1200000    358   54.17  2.25     5    10.875   2     596   5     12     358     2    54.06   58    7/1/07
DANVILLE         475000     795000    359   59.75  2.25     5     10.75   2     797   5     12     359     1    59.69   59    8/1/07
DANVILLE         472500     675000    359      70  2.25     5     10.75   2     706   5     12     359     1    69.93   59    8/1/07
DANVILLE         595000     860000    358   69.19  2.25     5    10.875   2     734   5     12     358     2    69.05   58    7/1/07
DANVILLE         488200     815000    358    59.9  2.25     5    10.875   2     755   5     12     358     2    59.78   58    7/1/07
MORAGA           449000     660000    358   68.03  2.25     5    10.875   2     748   5     12     358     2    67.89   58    7/1/07
MORAGA           356000     520000    359   68.46  2.25     5    10.875   2     725   5     12     359     1    68.39   59    8/1/07
DANVILLE         448800     735000    359   61.06  2.25     5    10.875   2     778   5     12     359     1       61   59    8/1/07
DANVILLE         347000     675000    359   51.41  2.25     5        11   2     774   5     12     359     1    51.36   59    8/1/07
DANVILLE         443500    1100000    359   40.32  2.25     5    10.875   2     796   5     12     359     1    40.28   59    8/1/07
DANVILLE         545000    1185000    359   45.99  2.25     5        11   2     753   5     12     359     1    45.94   59    8/1/07
DANVILLE         360000     560000    359   64.29  2.25     5    10.625   2     784   5     12     359     1    64.22   59    8/1/07
DANVILLE         400000     925000    359   43.24  2.25     5     10.75   2     730   5     12     351     1    42.84   59    8/1/07
DANVILLE         440000     950000    359   46.32  2.25     5        11   2     729   5     12     334     1    45.07   59    8/1/07
DANVILLE         325000     675000    359   48.15  2.25     5     9.125   2     718   5     12     359     1    48.08   59    8/1/07
DANVILLE         349950     750000    359   46.66  2.25     5    10.875   2     759   5     12     359     1    46.61   59    8/1/07
LAFAYETTE        600000    1000000    359      60  2.25     5        11   2     781   5     12     359     1    59.94   59    8/1/07
LAFAYETTE        342000     600000    359      57  2.25     5     10.75   2     718   5     12     359     1    56.94   59    8/1/07
LAFAYETTE        311000     660000    359   47.12  2.25     5        11   2     802   5     12     359     1    47.07   59    8/1/07
LAFAYETTE        465800    1135000    359   41.04  2.25     5     10.75   2     740   5     12     359     1       41   59    8/1/07
LAFAYETTE        605000    1100000    359      55  2.25     5    10.875   2     630   5     12     359     1    54.94   59    8/1/07
MORAGA           450000     666000    359   67.57  2.25     5     10.75   2     726   5     12     359     1     67.5   59    8/1/07
MORAGA           400000    1100000    359   36.36  2.25     5    10.875   2     748   5     12     359     1    36.32   59    8/1/07
MORAGA           494000     875000    359   56.46  2.25     5    10.875   2     748   5     12     359     1     56.4   59    8/1/07
MORAGA           610000    1000000    359      61  2.25     5     10.75   2     734   5     12     359     1    60.94   59    8/1/07
MORAGA           604000    1015000    359   59.51  2.25     5    10.875   2     657   5     12     359     1    59.45   59    8/1/07
ALAMO            607000     900000    359   67.44  2.25     5    10.875   2     755   5     12     359     1    67.37   59    8/1/07
ALAMO            748700    1180000    358   63.79  2.25     5        11   2     678   5     12     358     2    63.66   58    7/1/07
ALAMO            378000     820000    359    46.1  2.25     5        11   2     774   5     12     359     1    46.05   59    8/1/07
ALAMO            643400    1000000    359   64.34  2.25     5    10.875   2     791   5     12     359     1    64.27   59    8/1/07
ALAMO            477000    1000000    359    47.7  2.25     5    10.875   2     681   5     12     359     1    47.65   59    8/1/07
ALAMO            510000     900000    359   56.67  2.25     5     10.75   2     760   5     12     359     1    56.61   59    8/1/07
ORINDA           646000     891500    359   72.46  2.25     5     10.75   2     664   5     12     359     1    72.38   59    8/1/07
ORINDA           861250    1235000    359   69.74  2.25     5     9.875   2     780   5     12     359     1    69.65   59    8/1/07
ORINDA           414000    1100000    359   37.64  2.25     5    10.875   2     756   5     12     359     1     37.6   59    8/1/07
EL DORADO HI     496000    1500000    359   33.07  2.25     5    10.625   2     694   5     12     359     1    33.03   59    8/1/07
PASADENA         402200     590000    359   68.17  2.25     5        11   2     689   5     12     359     1     68.1   59    8/1/07
COVINA           620000     775000    359      80  2.25     5    10.875   2     728   5     12     359     1    79.92   59    8/1/07
SAN PEDRO        326000     550000    359   59.27  2.25     5        11   2     673   5     12     359     1    59.21   59    8/1/07
GLENDALE         412000     620000    359   66.45  2.25     5        11   2     720   5     12     359     1    66.38   59    8/1/07
VENICE           376000     560000    359   67.14  2.25     5    10.875   2     757   5     12     359     1    67.07   59    8/1/07
MANHATTAN BE     408000     610000    358   66.89  2.25     5        11   2     777   5     12     358     2    66.76   58    7/1/07
MANHATTAN BE     645000     935000    359   68.98  2.25     5     10.75   2     654   5     12     359     1    68.91   59    8/1/07
MANHATTAN BE     576000     720000    359      80  2.25     5    10.875   2     767   5     12     359     1    79.92   59    8/1/07
MANHATTAN BE     550000    1300000    359   42.31  2.25     5        11   2     735   5     12     359     1    42.27   59    8/1/07
MANHATTAN BE    1000000    1385000    359    72.2  2.25     5    10.625   2     768   5     12     359     1    72.12   59    8/1/07
MANHATTAN BE     414000     725000    359    57.1  2.25     5    10.625   2     764   5     12     359     1    57.04   59    8/1/07
MANHATTAN BE     577600     747000    359      80  2.25     5     10.75   2     766   5     12     359     1    79.92   59    8/1/07
MANHATTAN BE     645000    1900000    359   33.95  2.25     5    10.375   2     762   5     12     359     1    33.91   59    8/1/07
PASADENA         406973     835000    358   48.74  2.25     5    10.625   2     785   5     12     356     2    48.55   58    7/1/07
TORRANCE         643000     950000    358   67.68  2.25     5    10.625   2     756   5     12     358     2    67.53   58    7/1/07
REDONDO BEAC     764000     955000    359      80  2.25     5     10.25   2     751   5     12     359     1    79.91   59    8/1/07
REDONDO BEAC     318000     535000    359   59.44  2.25     5        11   2     744   5     12     359     1    59.38   59    8/1/07
REDONDO BEAC     455850     610000    359   74.73  2.25     5    10.875   2     764   5     12     359     1    74.65   59    8/1/07
REDONDO BEAC     335000     685000    359   48.91  2.25     5     10.75   2     661   5     12     359     1    48.86   59    8/1/07
REDONDO BEAC     380000     598000    359   63.55  2.25     5     10.25   2     757   5     12     359     1    63.48   59    8/1/07
SANTA MONICA     505000     735000    359   68.71  2.25     5        11   2     670   5     12     359     1    68.64   59    8/1/07
CARMEL           470000     720000    358   65.28  2.25     5    10.875   2     790   5     12     358     2    65.15   58    7/1/07
CARMEL           365000     535000    358   68.22  2.25     5    10.875   2     724   5     12     358     2    68.08   58    7/1/07
SAN RAFAEL       459500     575000    359   79.91  2.25     5        11   2     740   5     12     359     1    79.83   59    8/1/07
SAN RAFAEL       377500     620000    358   60.89  2.25     5        11   2     691   5     12     358     2    60.77   58    7/1/07
SAN RAFAEL       988000    1600000    359   61.75  2.25     5    10.875   2     778   5     12     359     1    61.69   59    8/1/07
SAN RAFAEL       950000    1875000    359   50.67  2.25     5        11   2     674   5     12     359     1    50.62   59    8/1/07
MILL VALLEY      525000     810000    358   64.81  2.25     5    10.875   2     652   5     12     357     2    64.61   58    7/1/07
MILL VALLEY      456000     875000    358   52.11  2.25     5        11   2     778   5     12     358     2    52.01   58    7/1/07
SAN RAFAEL       440800     551000    359      80  2.25     5    10.875   2     717   5     12     359     1    79.92   59    8/1/07
SAN RAFAEL       376000     500000    359    75.2  2.25     5    10.875   2     685   5     12     359     1    75.12   59    8/1/07
SAN RAFAEL       430000     660000    359   65.15  2.25     5     10.25   2     799   5     12     359     1    65.08   59    8/1/07
TIBURON          375000     700000    359   53.57  2.25     5        11   2     633   5     12     359     1    53.52   59    8/1/07
CORTE MADERA     773500    1110000    359   69.68  2.25     5    10.875   2     695   5     12     359     1    69.61   59    8/1/07
MILL VALLEY      620000    1685000    359    36.8  2.25     5    10.625   2     713   5     12     359     1    36.76   59    8/1/07
MILL VALLEY      560000    1400000    359      40  2.25     5    10.875   2     774   5     12     359     1    39.96   59    8/1/07
MILL VALLEY     1000000    1800000    359   55.56  2.25     5     10.75   2     794   5     12     359     1     55.5   59    8/1/07
NOVATO           600000     860000    359   69.77  2.25     5        11   2     740   5     12     359     1     69.7   59    8/1/07
NOVATO           987500    1425000    359    69.3  2.25     5    10.875   2     740   5     12     359     1    69.23   59    8/1/07
NOVATO           640000     940000    359   69.19  2.25     5    10.125   2     815   5     12     359     1    69.11   59    8/1/07
NOVATO           550000     835000    359   65.87  2.25     5    10.875   2     783   5     12     359     1     65.8   59    8/1/07
SAN ANSELMO      400000     690000    359   57.97  2.25     5    10.875   2     760   5     12     359     1    57.91   59    8/1/07
NAPA             499000     719500    358   69.35  2.25     5     10.75   2     772   5     12     358     2     69.2   58    7/1/07
MISSION VIEJ     433520     545000    359      80  2.25     5      10.5   2     691   5     12     359     1    79.91   59    8/1/07
HUNTINGTON B     340000     425000    359      80  2.25     5        11   2     671   5     12     359     1    79.92   59    8/1/07
MISSION VIEJ     300701     445000    358   67.57  2.25     5     10.75   2     724   5     12     357     2    67.37   58    7/1/07
MISSION VIEJ     500000     630000    358   79.37  2.25     5     10.75   2     709   5     12     358     2     79.2   58    7/1/07
LAKE FOREST      456000     655000    358   69.62  2.25     5        11   2     720   5     12     358     2    69.48   58    7/1/07
COTO DE CAZA     607540     780000    358   77.89  2.25     5     10.25   2     695   5     12     358     2    77.71   58    7/1/07
COTO DE CAZA     430000     655000    359   65.65  2.25     5    10.625   2     771   5     12     359     1    65.58   59    8/1/07
TRABUCO CANY     415000     594000    359   69.87  2.25     5     10.75   2     773   5     12     359     1     69.8   59    8/1/07
DOVE CANYON      488000     619000    359      80  2.25     5      10.5   2     766   5     12     359     1    79.91   59    8/1/07
ANAHEIM          347500     575000    358   60.43  2.25     5    10.375   2     642   5     12     358     2    60.29   58    7/1/07
ANAHEIM          330050     471500    359      70  2.25     5     9.875   2     630   5     12     359     1    69.91   59    8/1/07
LAGUNA NIGUE     347000     630000    358   55.08  2.25     5        11   2     775   5     12     358     2    54.97   58    7/1/07
SEAL BEACH       353500     505000    359      70  2.25     5        11   2     788   5     12     359     1    69.93   59    8/1/07
SAN JUAN CAP     697000    1400000    359   49.79  2.25     5    10.875   2     767   5     12     359     1    49.74   59    8/1/07
LAGUNA NIGUE     750000     965000    359   77.72  2.25     5      10.5   2     794   5     12     359     1    77.63   59    8/1/07
LAGUNA NIGUE     451920     569000    359      80  2.25     5     10.25   2     683   5     12     359     1    79.91   59    8/1/07
HUNTINGTON B     458000     761500    359   60.14  2.25     5      10.5   2     724   5     12     354     1    59.76   59    8/1/07
LAGUNA HILLS     539100    1110000    359   48.57  2.25     5     10.75   2     745   5     12     359     1    48.52   59    8/1/07
HUNTINGTON B     367000     620000    359   59.19  2.25     5    10.875   2     743   5     12     359     1    59.13   59    8/1/07
HUNTINGTON B     540000    1035000    359   52.17  2.25     5    10.875   2     682   5     12     359     1    52.12   59    8/1/07
LAGUNA BEACH     332000     795000    359   41.76  2.25     5        11   2     785   5     12     359     1    41.72   59    8/1/07
LAGUNA BEACH     729000    1050000    359   69.43  2.25     5    10.875   2     749   5     12     359     1    69.36   59    8/1/07
NEWPORT BEAC     482000     650000    359   74.15  2.25     5        11   2     623   5     12     359     1    74.08   59    8/1/07
NEWPORT BEAC     600000     875000    359   68.57  2.25     5    10.625   2     765   5     12     359     1     68.5   59    8/1/07
ROSEVILLE        573000     850000    359   67.41  2.25     5      10.5   2     794   5     12     359     1    67.34   59    8/1/07
SANTA CRUZ       396000     495000    358      80  2.25     5     10.75   2     752   5     12     358     2    79.83   58    7/1/07
APTOS            320000     550000    359   58.18  2.25     5     10.75   2     736   5     12     359     1     58.1   59    8/1/07
CAPITOLA         462000     718000    359   64.35  2.25     5    10.875   2     790   5     12     359     1    64.28   59    8/1/07
SCOTTS VALLE     402000     525000    359   76.57  2.25     5    10.875   2     709   5     12     359     1    76.49   59    8/1/07
RANCHO CUCAM     441000     485000    359   90.93  2.25     5     10.25   2     715   5     12     359     1    90.83   59    8/1/07
SAN JOSE         384700     550000    359   69.95  2.25     5     10.75   2     787   5     12     359     1    69.88   59    8/1/07
SAN JOSE         573000     725000    358   79.03  2.25     5    10.875   2     772   5     12     358     2    78.87   58    7/1/07
SAN JOSE         600000    1375000    358   43.64  2.25     5        11   2     694   5     12     358     2    43.55   58    7/1/07
SAN JOSE         432500     645000    358   67.05  2.25     5    10.875   2     744   5     12     358     2    66.91   58    7/1/07
SANTA CLARA      380000     475000    359      80  2.25     5        11   2     755   5     12     359     1    79.92   59    8/1/07
SAN JOSE         790000    1235000    359   63.97  2.25     5    10.875   2     660   5     12     359     1     63.9   59    8/1/07
SAN JOSE         863000    1350000    359   63.93  2.25     5        11   2     776   5     12     359     1    63.86   59    8/1/07
SAN JOSE         360000    1000000    359      36  2.25     5     10.75   2     712   5     12     359     1    35.96   59    8/1/07
SAN JOSE         338000     630000    359   53.65  2.25     5        11   2     691   5     12     359     1     53.6   59    8/1/07
SAN JOSE         740000     925000    359      80  2.25     5        10   2     768   5     12     359     1     79.9   59    8/1/07
SAN JOSE         600000    1060000    359    56.6  2.25     5    10.625   2     784   5     12     359     1    56.54   59    8/1/07
SAN JOSE         525000     960000    359   54.69  2.25     5     10.75   2     812   5     12     359     1    54.63   59    8/1/07
SAN JOSE         761000    1760000    359   43.24  2.25     5     10.75   2     771   5     12     359     1    43.19   59    8/1/07
SAN JOSE         450000     918000    359   49.02  2.25     5     10.75   2     684   5     12     359     1    48.97   59    8/1/07
SAN JOSE         397000     610000    359   65.08  2.25     5    10.375   2     748   5     12     359     1    65.01   59    8/1/07
SAN JOSE         414000     650000    359   63.69  2.25     5     10.75   2     757   5     12     359     1    63.62   59    8/1/07
SAN JOSE         560000     800000    358      70  2.25     5    10.875   2     769   5     12     358     2    69.86   58    7/1/07
SAN JOSE         383000     550000    359   69.64  2.25     5    10.875   2     733   5     12     359     1    69.57   59    8/1/07
SAN JOSE         385600     485000    358   79.51  2.25     5    10.875   2     697   5     12     356     2    79.22   58    7/1/07
SAN JOSE         333000     445000    358   74.83  2.25     5    10.875   2     680   5     12     358     2    74.68   58    7/1/07
SAN JOSE         564000     705000    359      80  2.25     5    10.875   2     784   5     12     169     1    54.24   59    8/1/07
SAN JOSE         570000     825000    359   69.09  2.25     5     10.75   2     693   5     12     359     1    69.02   59    8/1/07
SAN JOSE         488000     610000    359      80  2.25     5     10.75   2     719   5     12     359     1    79.92   59    8/1/07
SAN JOSE         372000     465000    359      80  2.25     5    10.875   2     767   5     12     359     1    79.92   59    8/1/07
SAN JOSE         386000     483000    359   79.92  2.25     5    10.875   2     733   5     12     359     1    79.84   59    8/1/07
SAN JOSE         400000     760000    359   52.63  2.25     5     10.75   2     773   5     12     359     1    52.58   59    8/1/07
SAN JOSE         385000     505000    359   76.24  2.25     5    10.625   2     639   5     12     359     1    76.16   59    8/1/07
SAN JOSE         636700     950000    358   67.02  2.25     5        11   2     771   5     12     358     2    66.87   58    7/1/07
SAN JOSE         354200     900000    359   39.36  2.25     5        11   2     780   5     12     359     1    39.32   59    8/1/07
SAN JOSE         341000     495000    359   68.89  2.25     5     10.75   2     756   5     12     359     1    68.82   59    8/1/07
SAN JOSE         370000     570000    359   64.91  2.25     5     10.75   2     764   5     12     359     1    64.84   59    8/1/07
GILROY           464400     516000    359      90  2.25     5        11   2     735   5     12     359     1    89.91   59    8/1/07
SANTA CLARA      569000     750000    358   75.87  2.25     5    10.875   2     757   5     12     358     2    75.71   58    7/1/07
SANTA CLARA      375000     630000    358   59.52  2.25     5    10.625   2     765   5     12     358     2    59.39   58    7/1/07
GILROY           496500    1140000    359   43.55  2.25     5     10.75   2     769   5     12     359     1     43.5   59    8/1/07
GILROY           450000     720000    359    62.5  2.25     5    10.875   2     764   5     12     359     1    62.44   59    8/1/07
GILROY           590000     855000    359   69.01  2.25     5      10.5   2     701   5     12     359     1    68.93   59    8/1/07
SANTA CLARA      402000     850000    359   47.29  2.25     5    10.875   2     806   5     12     359     1    47.24   59    8/1/07
SANTA CLARA      462000     585000    359   78.97  2.25     5        11   2     661   5     12     359     1    78.89   59    8/1/07
SANTA CLARA      340000     535000    359   63.55  2.25     5    10.875   2     720   5     12     356     1     63.3   59    8/1/07
SANTA CLARA      344000     430000    359      80  2.25     5    10.125   2     780   5     12     359     1    79.91   59    8/1/07
SANTA CLARA      428000     550000    359   77.82  2.25     5    10.875   2     731   5     12     359     1    77.74   59    8/1/07
SANTA CLARA      488000     610000    359      80  2.25     5     10.75   2     736   5     12     359     1    79.92   59    8/1/07
SANTA CLARA      378000     633000    359   59.72  2.25     5     10.75   2     748   5     12     359     1    59.66   59    8/1/07
SANTA CLARA      460000     700000    359   65.71  2.25     5    10.375   2     698   5     12     359     1    65.64   59    8/1/07
SANTA CLARA      400000     550000    359   72.73  2.25     5        11   2     789   5     12     359     1    72.66   59    8/1/07
SANTA CLARA      392000     490000    359      80  2.25     5    10.875   2     658   5     12     359     1    79.92   59    8/1/07
SANTA CLARA      340000     500000    359      68  2.25     5     10.75   2     775   5     12     359     1    67.93   59    8/1/07
SANTA CLARA      324800     420000    359   77.33  2.25     5    10.875   2     739   5     12     357     1    77.06   59    8/1/07
SANTA CLARA      350000     540000    359   64.81  2.25     5    10.375   2     773   5     12     359     1    64.74   59    8/1/07
SAN JOSE         310000     470000    358   65.96  2.25     5    10.875   2     693   5     12     358     2    65.83   58    7/1/07
SAN JOSE         460600     685000    359   67.24  2.25     5     10.75   2     709   5     12     359     1    67.17   59    8/1/07
SAN JOSE         357000     495000    359   72.12  2.25     5        11   2     703   5     12     359     1    72.05   59    8/1/07
SAN JOSE         372000     545000    359   68.26  2.25     5     10.75   2     730   5     12     359     1    68.19   59    8/1/07
SAN JOSE         336500     500000    358    67.3  2.25     5        11   2     742   5     12     358     2    67.17   58    7/1/07
SAN JOSE         324000     410000    358      80  2.25     5    10.875   2     778   5     12     358     2    79.83   58    7/1/07
SAN JOSE         365000     550000    358   66.36  2.25     5    10.875   2     763   5     12     357     2    66.16   58    7/1/07
SAN JOSE         357800     625000    358   57.25  2.25     5    10.875   2     763   5     12     358     2    57.13   58    7/1/07
SAN JOSE         350000     570000    359    61.4  2.25     5     10.75   2     746   5     12     359     1    61.34   59    8/1/07
SAN JOSE         391000     565000    359    69.2  2.25     5     10.75   2     720   5     12     359     1    69.13   59    8/1/07
SAN JOSE         393700     615000    359   64.02  2.25     5    10.625   2     734   5     12     359     1    63.95   59    8/1/07
SAN JOSE         596000     810000    359   73.58  2.25     5    10.875   2     706   5     12     359     1     73.5   59    8/1/07
SAN JOSE         340000     815000    359   41.72  2.25     5    10.875   2     747   5     12     359     1    41.68   59    8/1/07
SAN JOSE         447500     650000    359   68.85  2.25     5        11   2     671   5     12     359     1    68.78   59    8/1/07
SAN JOSE         445000     570000    359   78.07  2.25     5     10.75   2     769   5     12     359     1    77.99   59    8/1/07
SAN JOSE         528000     660000    359      80  2.25     5    10.375   2     746   5     12     359     1    79.91   59    8/1/07
SAN JOSE         432000     540000    359      80  2.25     5     10.75   2     718   5     12     359     1    79.92   59    8/1/07
SAN JOSE         375000     550000    359   68.18  2.25     5     10.75   2     721   5     12     359     1    68.11   59    8/1/07
SAN JOSE         348000     865000    359   40.23  2.25     5      10.5   2     744   5     12     359     1    40.19   59    8/1/07
SAN JOSE         362000     475000    359   76.21  2.25     5    10.875   2     769   5     12     359     1    76.13   59    8/1/07
MILPITAS         360000     535000    359   67.29  2.25     5     10.75   2     711   5     12     359     1    67.22   59    8/1/07
MILPITAS         303000     685000    359   44.23  2.25     5     10.75   2     781   5     12     359     1    44.18   59    8/1/07
MILPITAS         283000     730000    359   38.77  2.25     5    10.875   2     773   5     12     359     1    38.73   59    8/1/07
MILPITAS         426000     900000    359   47.33  2.25     5    10.625   2     714   5     12     359     1    47.28   59    8/1/07
MILPITAS         475000     620000    359   76.61  2.25     5    10.875   2     781   5     12     359     1    76.53   59    8/1/07
MILPITAS         352000     440000    359      80  2.25     5    10.875   2     677   5     12     359     1    79.92   59    8/1/07
MILPITAS         760500    1170000    359      65  2.25     5     10.75   2     752   5     12     359     1    64.93   59    8/1/07
MILPITAS         418000     580000    359   72.07  2.25     5    10.875   2     735   5     12     359     1       72   59    8/1/07
SAN JOSE         363000     575000    358   63.13  2.25     5    10.875   2     808   5     12     358     2       63   58    7/1/07
SANTA CLARA      351000     510000    359   68.82  2.25     5    10.875   2     741   5     12     359     1    68.75   59    8/1/07
SAN JOSE         312750     528500    359   59.18  2.25     5        11   2     756   5     12     359     1    59.12   59    8/1/07
SAN JOSE         372000     550000    359   67.64  2.25     5     10.75   2     768   5     12     359     1    67.57   59    8/1/07
SAN JOSE         411000     610000    359   67.38  2.25     5      10.5   2     787   5     12     359     1    67.31   59    8/1/07
SAN JOSE         400000     575000    359   69.57  2.25     5    10.875   2     768   5     12     359     1     69.5   59    8/1/07
SAN JOSE         436000     650000    359   67.08  2.25     5     10.75   2     755   5     12     358     1    66.94   59    8/1/07
SAN JOSE         350000     570000    359    61.4  2.25     5     10.75   2     670   5     12     359     1    61.34   59    8/1/07
SAN JOSE         394000     725000    359   54.34  2.25     5        11   2     729   5     12     359     1    54.29   59    8/1/07
SAN JOSE         366000     545000    359   67.16  2.25     5    10.625   2     781   5     12     359     1    67.09   59    8/1/07
SAN JOSE         390000     612000    359   63.73  2.25     5     10.75   2     699   5     12     359     1    63.66   59    8/1/07
SAN JOSE         430000     655000    359   65.65  2.25     5     10.75   2     737   5     12     359     1    65.58   59    8/1/07
SAN JOSE         502700     675000    359   74.47  2.25     5     10.75   2     742   5     12     359     1    74.39   59    8/1/07
SAN JOSE         445000     690000    359   64.49  2.25     5    10.875   2     730   5     12     359     1    64.42   59    8/1/07
SAN JOSE         488000     618000    359      80  2.25     5     10.75   2     726   5     12     359     1    79.92   59    8/1/07
SAN JOSE         358700     525000    359   68.32  2.25     5        11   2     675   5     12     359     1    68.25   59    8/1/07
SAN JOSE         492000     620000    359   79.61  2.25     5     10.75   2     791   5     12     359     1    79.53   59    8/1/07
SAN JOSE         501000     680000    359   73.68  2.25     5        11   2     732   5     12     359     1    73.61   59    8/1/07
SAN JOSE         430000     630000    359   68.25  2.25     5     10.75   2     770   5     12     359     1    68.18   59    8/1/07
SAN JOSE         450000     610000    359   73.77  2.25     5     10.75   2     669   5     12     359     1    73.69   59    8/1/07
SAN JOSE         339000     495000    359   68.48  2.25     5     10.75   2     711   5     12     359     1    68.41   59    8/1/07
SAN JOSE         208000     410000    358   50.73  2.25     5    10.875   2     763   5     12     358     2    50.63   58    7/1/07
SAN JOSE         381500     494000    358   77.23  2.25     5    10.875   2     777   5     12     358     2    77.07   58    7/1/07
SAN JOSE         348000     435000    359      80  2.25     5     10.75   2     755   5     12     359     1    79.92   59    8/1/07
SAN JOSE         365000     510000    359   71.57  2.25     5     10.75   2     769   5     12     359     1     71.5   59    8/1/07
MOUNTAIN VIE     489000     750000    359    65.2  2.25     5     10.75   2     746   5     12     353     1    64.73   59    8/1/07
MOUNTAIN VIE     350000     495000    359   70.71  2.25     5    10.625   2     757   5     12     359     1    70.63   59    8/1/07
MOUNTAIN VIE     512400     732000    359      70  2.25     5    10.875   2     765   5     12     359     1    69.93   59    8/1/07
MOUNTAIN VIE     316000     395000    359      80  2.25     5        11   2     724   5     12     359     1    79.92   59    8/1/07
MOUNTAIN VIE     377000     630000    359   59.84  2.25     5        11   2     761   5     12     359     1    59.78   59    8/1/07
MOUNTAIN VIE     347000     527000    359   65.84  2.25     5    10.875   2     785   5     12     359     1    65.77   59    8/1/07
MOUNTAIN VIE     352500     640000    359   55.08  2.25     5    10.625   2     737   5     12     359     1    55.02   59    8/1/07
SAN JOSE         450000     675000    359   66.67  2.25     5    10.875   2     764   5     12     359     1     66.6   59    8/1/07
SAN JOSE         390000     490000    359   79.59  2.25     5    10.375   2     711   5     12     359     1     79.5   59    8/1/07
SAN JOSE         424000     572500    359   74.06  2.25     5        11   2     755   5     12     359     1    73.99   59    8/1/07
SAN JOSE         484000     605000    359      80  2.25     5        11   2     770   5     12     357     1    79.74   59    8/1/07
SAN JOSE         413000     590000    359      70  2.25     5    10.875   2     786   5     12     359     1    69.93   59    8/1/07
SAN JOSE         437000     730000    359   59.86  2.25     5    10.875   2     795   5     12     359     1     59.8   59    8/1/07
SAN JOSE         380000     650000    359   58.46  2.25     5     10.75   2     778   5     12     359     1     58.4   59    8/1/07
SAN JOSE         383000     600000    359   63.83  2.25     5     10.75   2     685   5     12     359     1    63.76   59    8/1/07
MORGAN HILL      475000     865000    358   54.91  2.25     5    10.375   2     756   5     12     358     2    54.77   58    7/1/07
SAN JOSE         445000     600000    358   74.17  2.25     5    10.875   2     740   5     12     358     2    74.02   58    7/1/07
SAN JOSE         406000     580000    358      70  2.25     5        11   2     762   5     12     358     2    69.86   58    7/1/07
MORGAN HILL      350000     585000    359   59.83  2.25     5     10.75   2     803   5     12     359     1    59.77   59    8/1/07
MORGAN HILL      616000     770000    359      80  2.25     5        11   2     771   5     12     359     1    79.92   59    8/1/07
MORGAN HILL      506000     800000    359   63.25  2.25     5    10.625   2     758   5     12     359     1    63.18   59    8/1/07
MORGAN HILL      417800     700000    359   59.69  2.25     5    10.625   2     730   5     12     359     1    59.63   59    8/1/07
SAN JOSE         429500     560000    359    76.7  2.25     5        11   2     736   5     12     359     1    76.62   59    8/1/07
SAN JOSE         496000     620000    359      80  2.25     5        11   2     796   5     12     359     1    79.92   59    8/1/07
SAN JOSE         398726     925000    358   43.11  2.25     5        11   2     772   5     12     358     2    43.02   58    7/1/07
SAN JOSE         537000     780000    358   68.85  2.25     5    10.875   2     693   5     12     358     2    68.69   58    7/1/07
SAN JOSE         468000     585000    359      80  2.25     5        11   2     707   5     12     359     1    79.92   59    8/1/07
SAN JOSE         534400     668000    359      80  2.25     5     10.75   2     643   5     12     359     1    79.92   59    8/1/07
SAN JOSE         467100     710000    358   65.79  2.25     5    10.875   2     702   5     12     358     2    65.66   58    7/1/07
SAN JOSE         380000     795000    358    47.8  2.25     5    10.875   2     747   5     12     358     2     47.7   58    7/1/07
SAN JOSE         325000     592000    359    54.9  2.25     5     10.75   2     744   5     12     359     1    54.84   59    8/1/07
SAN JOSE         340000     425000    358      80  2.25     5        11   2     701   5     12     357     2    79.79   58    7/1/07
SAN JOSE         422000     535000    359   78.88  2.25     5     10.75   2     785   5     12     359     1     78.8   59    8/1/07
SAN JOSE         400000     700000    358   57.14  2.25     5    10.625   2     795   5     12     358     2    57.02   58    7/1/07
SAN JOSE         514000     750000    359   68.53  2.25     5    10.625   2     740   5     12     359     1    68.46   59    8/1/07
SAN JOSE         480000     785000    358   61.15  2.25     5    10.625   2     793   5     12     358     2    61.02   58    7/1/07
SAN JOSE         635000    1100000    358   57.73  2.25     5     10.75   2     724   5     12     357     2    57.52   58    7/1/07
SAN JOSE         420000     850000    358   49.41  2.25     5    10.875   2     743   5     12     358     2    49.31   58    7/1/07
SAN JOSE         596700     860000    359   69.38  2.25     5    10.875   2           5     12     359     1    69.31   59    8/1/07
SAN JOSE         368000     570000    358   64.56  2.25     5    10.875   2     728   5     12     358     2    64.42   58    7/1/07
SAN JOSE         125000     227000    358   55.07  2.25     5    10.875   2     699   5     12     358     2    54.96   58    7/1/07
SAN JOSE         396800     496000    359      80  2.25     5    10.875   2     777   5     12     359     1    79.92   59    8/1/07
SAN JOSE         429000     660000    359      65  2.25     5    10.375   2     674   5     12     359     1    64.93   59    8/1/07
SAN JOSE         440000     550000    359      80  2.25     5    10.875   2     621   5     12     359     1    79.92   59    8/1/07
SAN JOSE         468000     585000    359      80  2.25     5    10.625   2     727   5     12     359     1    79.91   59    8/1/07
SAN JOSE         373900     540000    359   69.24  2.25     5        11   2     777   5     12     359     1    69.17   59    8/1/07
SAN JOSE         540000     675000    359      80  2.25     5    10.625   2     788   5     12     359     1    79.91   59    8/1/07
SAN JOSE         430000     710000    359   60.56  2.25     5     10.75   2     752   5     12     359     1     60.5   59    8/1/07
SAN JOSE         347000     600000    359   57.83  2.25     5     10.75   2     724   5     12     359     1    57.77   59    8/1/07
SAN JOSE         440000     640000    359   68.75  2.25     5    10.625   2     734   5     12     359     1    68.68   59    8/1/07
SAN JOSE         443000     647000    359   68.47  2.25     5     10.75   2     722   5     12     358     1    68.33   59    8/1/07
SAN JOSE         314700     455000    359   69.16  2.25     5        11   2     775   5     12     359     1    69.09   59    8/1/07
SAN JOSE         415500     555000    359   74.86  2.25     5        11   2     772   5     12     359     1    74.79   59    8/1/07
SAN JOSE         585000     850000    359   68.82  2.25     5     10.75   2     755   5     12     359     1    68.75   59    8/1/07
SAN JOSE         418000     600000    359   69.67  2.25     5    10.625   2     755   5     12     359     1     69.6   59    8/1/07
SAN JOSE         350000     610000    359   57.38  2.25     5     10.75   2           5     12     359     1    57.32   59    8/1/07
SAN JOSE         345000     690000    359      50  2.25     5    10.875   2     771   5     12     359     1    49.95   59    8/1/07
SAN JOSE         400000     710000    359   56.34  2.25     5    10.625   2     659   5     12     359     1    56.28   59    8/1/07
SAN JOSE         430000     675000    359    63.7  2.25     5    10.625   2     788   5     12     359     1    63.63   59    8/1/07
SAN JOSE         438000     630000    359   69.52  2.25     5     10.75   2     751   5     12     359     1    69.45   59    8/1/07
SAN JOSE         371000     530000    359      70  2.25     5     10.75   2     718   5     12     359     1    69.93   59    8/1/07
SAN JOSE         397700     760000    359   52.33  2.25     5      10.5   2     782   5     12     359     1    52.27   59    8/1/07
SAN JOSE         434000     780000    359   55.64  2.25     5    10.625   2     699   5     12     358     1     55.5   59    8/1/07
SAN JOSE         544000     680000    359      80  2.25     5        11   2     761   5     12     359     1    79.91   59    8/1/07
SAN JOSE         445000     760000    359   58.55  2.25     5      10.5   2     678   5     12     334     1    56.77   59    8/1/07
SAN JOSE         400000     720000    359   55.56  2.25     5     10.75   2     682   5     12     359     1     55.5   59    8/1/07
SAN JOSE         385000     660000    359   58.33  2.25     5    10.875   2     790   5     12     359     1    58.27   59    8/1/07
SAN JOSE         424000     660000    359   64.24  2.25     5    10.625   2     741   5     12     359     1    64.17   59    8/1/07
SAN JOSE         477000     720000    359   66.25  2.25     5    10.625   2     720   5     12     359     1    66.18   59    8/1/07
SAN JOSE         493000     730000    359   67.53  2.25     5    10.625   2     658   5     12     359     1    67.46   59    8/1/07
SAN JOSE         431000     540000    359   79.81  2.25     5    10.875   2     691   5     12     359     1    79.73   59    8/1/07
SAN JOSE         325000     550000    359   59.09  2.25     5    10.875   2     749   5     12     359     1    59.03   59    8/1/07
SAN JOSE         400000    1000000    359      40  2.25     5    10.625   2     763   5     12     359     1    39.96   59    8/1/07
SAN JOSE         600000     880000    359   68.18  2.25     5    10.625   2     756   5     12     359     1    68.11   59    8/1/07
SAN JOSE         341000     763000    359   44.69  2.25     5     10.75   2     720   5     12     359     1    44.64   59    8/1/07
SAN JOSE         533050     762000    359      70  2.25     5    10.625   2     780   5     12     359     1    69.93   59    8/1/07
SAN JOSE         395000     790000    359      50  2.25     5    10.625   2     783   5     12     359     1    49.95   59    8/1/07
SAN JOSE         411500     700000    359   58.79  2.25     5    10.625   2     697   5     12     359     1    58.73   59    8/1/07
SAN JOSE         413600     710000    359   58.25  2.25     5      10.5   2     764   5     12     359     1    58.19   59    8/1/07
SAN JOSE         467000     695000    359   67.19  2.25     5     10.75   2     750   5     12     359     1    67.12   59    8/1/07
SAN JOSE         380000     600000    359   63.33  2.25     5    10.875   2     711   5     12     359     1    63.27   59    8/1/07
SAN JOSE         539000     770000    359      70  2.25     5    10.625   2     661   5     12     359     1    69.93   59    8/1/07
SAN JOSE         305000     760000    359   40.13  2.25     5      10.5   2     779   5     12     359     1    40.09   59    8/1/07
SAN JOSE         370500     735000    359   50.41  2.25     5    10.875   2     744   5     12     359     1    50.36   59    8/1/07
SAN JOSE         580000     847000    359   68.48  2.25     5     10.75   2     736   5     12     359     1    68.41   59    8/1/07
SAN JOSE         436000     635000    359   68.66  2.25     5     10.75   2     777   5     12     359     1    68.56   59    8/1/07
SAN JOSE         365600     457000    359      80  2.25     5    10.625   2     701   5     12     359     1    79.91   59    8/1/07
SAN JOSE         326400     830000    359   39.33  2.25     5    10.875   2     746   5     12     359     1    39.29   59    8/1/07
SAN JOSE         486178     630000    359   77.17  2.25     5    10.875   2     674   5     12     359     1    77.09   59    8/1/07
SAN JOSE         438000     655000    359   66.87  2.25     5      10.5   2     646   5     12     359     1     66.8   59    8/1/07
SAN JOSE         428000     685000    359   62.48  2.25     5     10.75   2     796   5     12     359     1    62.41   59    8/1/07
SAN JOSE         383000     675000    359   56.74  2.25     5    10.625   2     677   5     12     359     1    56.68   59    8/1/07
SAN JOSE         352800     670000    359   52.66  2.25     5     10.75   2     786   5     12     357     1    52.49   59    8/1/07
SUNNYVALE        650000    1085000    358   59.91  2.25     5    10.875   2     757   5     12     358     2    59.79   58    7/1/07
SUNNYVALE        332000     680000    358   48.82  2.25     5     10.75   2     730   5     12     358     2    48.72   58    7/1/07
SUNNYVALE        414000     635000    358    65.2  2.25     5    10.875   2     728   5     12     358     2    65.07   58    7/1/07
SUNNYVALE        525000     750000    359      70  2.25     5     10.75   2     805   5     12     359     1    69.93   59    8/1/07
SUNNYVALE        400000     902000    358   44.35  2.25     5    10.625   2     775   5     12     358     2    44.25   58    7/1/07
SUNNYVALE        408000     760000    358   53.68  2.25     5     10.75   2     776   5     12     357     2    53.51   58    7/1/07
PALO ALTO        620000     820000    358   75.61  2.25     5     10.75   2     794   5     12     342     2    74.16   58    7/1/07
PALO ALTO        448000     685000    358    65.4  2.25     5     10.75   2     736   5     12     358     2    65.26   58    7/1/07
MOUNTAIN VIE     396000     570000    359   69.47  2.25     5     10.75   2     795   5     12     359     1     69.4   59    8/1/07
MOUNTAIN VIE     314000     450000    359   69.78  2.25     5    10.875   2     774   5     12     359     1    69.71   59    8/1/07
MOUNTAIN VIE     600000     770000    359   77.92  2.25     5     10.75   2     755   5     12     359     1    77.84   59    8/1/07
SUNNYVALE        425000     675000    359   62.96  2.25     5     10.75   2     768   5     12     359     1    62.89   59    8/1/07
SUNNYVALE        400000     850000    359   47.06  2.25     5     10.75   2     789   5     12     359     1    47.01   59    8/1/07
SUNNYVALE        600000     895000    359   67.04  2.25     5     10.75   2     735   5     12     359     1    66.97   59    8/1/07
SUNNYVALE        522000     750000    359    69.6  2.25     5    10.625   2     704   5     12     359     1    69.53   59    8/1/07
SUNNYVALE        373000     620000    359   60.16  2.25     5    10.625   2     767   5     12     359     1     60.1   59    8/1/07
SUNNYVALE        500000     731000    359    68.4  2.25     5    10.875   2     764   5     12     359     1    68.33   59    8/1/07
SUNNYVALE        317000     525000    359   60.38  2.25     5    10.875   2     744   5     12     359     1    60.31   59    8/1/07
SUNNYVALE        373000     665000    359   56.09  2.25     5        11   2     771   5     12     359     1    56.03   59    8/1/07
SUNNYVALE        600000     870000    359   68.97  2.25     5     10.75   2     748   5     12     359     1    68.89   59    8/1/07
SUNNYVALE        395000     710000    359   55.63  2.25     5    10.875   2     765   5     12     359     1    55.57   59    8/1/07
SUNNYVALE        333000     670000    359    49.7  2.25     5        11   2     731   5     12     359     1    49.65   59    8/1/07
SUNNYVALE        430000     640000    359   67.19  2.25     5     10.75   2     769   5     12     359     1    67.12   59    8/1/07
SUNNYVALE        317600     475000    359   66.86  2.25     5      10.5   2     766   5     12     359     1    66.79   59    8/1/07
SUNNYVALE        497600     825000    359   60.32  2.25     5     10.75   2     754   5     12     359     1    60.26   59    8/1/07
SUNNYVALE        420000     745000    359   56.38  2.25     5     10.75   2     785   5     12     359     1    56.32   59    8/1/07
SUNNYVALE        650000     900000    359   72.22  2.25     5      10.5   2     766   5     12     359     1    72.14   59    8/1/07
SUNNYVALE        320000     595000    359   53.78  2.25     5    10.875   2     763   5     12     359     1    53.73   59    8/1/07
PALO ALTO        642000     918000    359   69.93  2.25     5        11   2     739   5     12     359     1    69.86   59    8/1/07
PALO ALTO        324000     830000    359   39.04  2.25     5     10.75   2     785   5     12     359     1       39   59    8/1/07
PALO ALTO        350000     850000    359   41.18  2.25     5    10.625   2     770   5     12     359     1    41.14   59    8/1/07
PALO ALTO        414000     520000    359   79.62  2.25     5    10.875   2     789   5     12     359     1    79.54   59    8/1/07
PALO ALTO        465000     665000    359   69.92  2.25     5    10.625   2     758   5     12     359     1    69.85   59    8/1/07
PALO ALTO        547000     965000    359   56.68  2.25     5     10.75   2     759   5     12     359     1    56.62   59    8/1/07
CUPERTINO        385500     845000    358   45.62  2.25     5    10.875   2     798   5     12     358     2    45.53   58    7/1/07
CUPERTINO        526000    1100000    359   47.82  2.25     5    10.625   2     762   5     12     359     1    47.77   59    8/1/07
CUPERTINO        300800     770000    358   39.06  2.25     5    10.875   2     780   5     12     358     2    38.98   58    7/1/07
CUPERTINO        649600     928000    358      70  2.25     5      10.5   2     802   5     12     358     2    69.85   58    7/1/07
CUPERTINO        519000     900000    359   57.67  2.25     5     10.75   2     695   5     12     359     1    57.61   59    8/1/07
CUPERTINO        640000    1050000    358   60.95  2.25     5    10.875   2     785   5     12     358     2     60.8   58    7/1/07
CUPERTINO        470000    1040000    358   45.19  2.25     5     10.75   2     698   5     12     358     2     45.1   58    7/1/07
CUPERTINO        458000     743000    358   61.64  2.25     5    10.625   2     781   5     12     358     2    61.51   58    7/1/07
CUPERTINO        470000     850000    359   55.29  2.25     5     10.75   2     791   5     12     359     1    55.23   59    8/1/07
CUPERTINO        600000     990000    359   60.61  2.25     5     10.75   2     735   5     12     359     1    60.55   59    8/1/07
CUPERTINO        385000     765000    359   50.33  2.25     5      10.5   2     682   5     12     359     1    50.27   59    8/1/07
CUPERTINO        446000    1100000    359   40.55  2.25     5    10.875   2     742   5     12     358     1    40.46   59    8/1/07
CUPERTINO        488000     680000    359   71.76  2.25     5    10.875   2     722   5     12     359     1    71.69   59    8/1/07
CUPERTINO        825000    1198000    359   68.86  2.25     5    10.875   2     739   5     12     359     1    68.79   59    8/1/07
CUPERTINO        522000    1140000    359   45.79  2.25     5    10.625   2     782   5     12     359     1    45.74   59    8/1/07
CUPERTINO        395000     740000    359   53.38  2.25     5        11   2     690   5     12     359     1    53.33   59    8/1/07
CUPERTINO        410000     725000    359   56.55  2.25     5    10.875   2     794   5     12     359     1    56.49   59    8/1/07
CUPERTINO        442000    1007000    359   43.89  2.25     5    10.625   2     781   5     12     359     1    43.84   59    8/1/07
CUPERTINO        598000     900000    359   66.44  2.25     5    10.625   2     748   5     12     359     1    66.37   59    8/1/07
CUPERTINO        480000     700000    359   68.57  2.25     5     10.75   2     713   5     12     359     1    68.49   59    8/1/07
CUPERTINO        769000    1100000    359   69.91  2.25     5        11   2     770   5     12     359     1    69.84   59    8/1/07
CUPERTINO        598000    1165000    359   51.33  2.25     5        11   2     732   5     12     359     1    51.28   59    8/1/07
CUPERTINO        599000    1000000    359    59.9  2.25     5    10.875   2     797   5     12     359     1    59.84   59    8/1/07
CUPERTINO        650000     820000    359   79.37  2.25     5      10.5   2     783   5     12     359     1    79.28   59    8/1/07
CUPERTINO        418500     525000    359   79.71  2.25     5     10.75   2     722   5     12     359     1    79.63   59    8/1/07
CUPERTINO        568000     815000    359   69.69  2.25     5     10.75   2     787   5     12     359     1    69.62   59    8/1/07
CUPERTINO        441650    1650000    359   26.77  2.25     5    10.875   2     795   5     12     359     1    26.74   59    8/1/07
CUPERTINO        427000     725000    359    58.9  2.25     5      10.5   2     782   5     12     359     1    58.84   59    8/1/07
CUPERTINO        650000    1750000    359   37.14  2.25     5    10.875   2     801   5     12     359     1     37.1   59    8/1/07
CUPERTINO        390000     800000    359   48.75  2.25     5     10.75   2     781   5     12     359     1     48.7   59    8/1/07
CUPERTINO        600000    1000000    359      60  2.25     5    10.875   2     732   5     12     359     1    59.94   59    8/1/07
CUPERTINO        520000    1160000    359   44.83  2.25     5      10.5   2     772   5     12     359     1    44.78   59    8/1/07
CUPERTINO        590000     875000    359   67.43  2.25     5    10.625   2     792   5     12     359     1    67.36   59    8/1/07
CUPERTINO        418000     522500    359      80  2.25     5    10.875   2     765   5     12     359     1    79.92   59    8/1/07
CUPERTINO        557000     830000    359   67.11  2.25     5    10.375   2     741   5     12     359     1    67.03   59    8/1/07
CUPERTINO        356000     640000    359   55.63  2.25     5    10.625   2     805   5     12     359     1    55.57   59    8/1/07
CUPERTINO        389000     715000    359   54.41  2.25     5     10.75   2     801   5     12     359     1    54.35   59    8/1/07
CUPERTINO        464000     780000    359   59.49  2.25     5      10.5   2     783   5     12     359     1    59.42   59    8/1/07
CUPERTINO        698000    1733000    359   40.28  2.25     5    10.875   2     687   5     12     359     1    40.24   59    8/1/07
CUPERTINO        500000     950000    359   52.63  2.25     5        11   2     782   5     12     359     1    52.58   59    8/1/07
CUPERTINO        350000     540000    359   64.81  2.25     5    10.625   2     756   5     12     359     1    64.74   59    8/1/07
CUPERTINO        347000     650000    359   53.38  2.25     5     10.75   2     762   5     12     341     1    52.25   59    8/1/07
CUPERTINO        424000     750000    359   56.53  2.25     5      10.5   2     673   5     12     359     1    56.47   59    8/1/07
CUPERTINO        440000     755000    359   58.28  2.25     5      10.5   2     708   5     12     359     1    58.22   59    8/1/07
CUPERTINO        351500     890000    359   39.49  2.25     5        11   2     717   5     12     359     1    39.45   59    8/1/07
CUPERTINO        378000     705000    359   53.62  2.25     5     10.75   2     733   5     12     359     1    53.56   59    8/1/07
LOS GATOS        332100     710000    358   46.77  2.25     5    10.375   2     741   5     12     358     2    46.66   58    7/1/07
LOS GATOS        900000    1475000    358   61.02  2.25     5        11   2     791   5     12     358     2     60.9   58    7/1/07
MONTE SERENO     644000    1300000    358   49.54  2.25     5      10.5   2     716   5     12     355     2    49.28   58    7/1/07
LOS GATOS        647800     950000    358   68.19  2.25     5      10.5   2     669   5     12     358     2    68.04   58    7/1/07
LOS GATOS        497400     770000    358    64.6  2.25     5        11   2     774   5     12     358     2    64.47   58    7/1/07
LOS GATOS        508000     635000    358      80  2.25     5    10.875   2     688   5     12     358     2    79.84   58    7/1/07
LOS GATOS        532000     670000    359      80  2.25     5        11   2     773   5     12     359     1    79.92   59    8/1/07
LOS GATOS        538000    1077000    359   49.95  2.25     5    10.375   2     772   5     12     359     1    49.89   59    8/1/07
SAN JOSE         590000    1070000    358   55.14  2.25     5    10.875   2     720   5     12     358     2    55.03   58    7/1/07
SAN JOSE         650000     900000    358   72.22  2.25     5     10.75   2     707   5     12     358     2    72.07   58    7/1/07
SAN JOSE         462500     755000    359   61.26  2.25     5     10.75   2     715   5     12     359     1     61.2   59    8/1/07
SAN JOSE         341500     635000    358   53.78  2.25     5    10.875   2     792   5     12     357     2    53.61   58    7/1/07
SAN JOSE         371300     625000    358   59.41  2.25     5    10.625   2     752   5     12     358     2    59.28   58    7/1/07
SAN JOSE         493200     778000    358   63.39  2.25     5    10.125   2     773   5     12     358     2    63.24   58    7/1/07
SAN JOSE         463000     700000    358   66.14  2.25     5    10.875   2     727   5     12     358     2       66   58    7/1/07
SAN JOSE        1181250    1575000    358      75  2.25     5        11   2     801   5     12     358     2    74.85   58    7/1/07
SAN JOSE         430000     781000    358   55.06  2.25     5        11   2     764   5     12     358     2    54.95   58    7/1/07
LOS GATOS        578000     875000    359   66.06  2.25     5     10.75   2     802   5     12     359     1    65.99   59    8/1/07
LOS GATOS       1000000    3200000    359   31.25  2.25     5    10.875   2     700   5     12     359     1    31.22   59    8/1/07
MONTE SERENO     900000    2520000    359   35.71  2.25     5     10.75   2     811   5     12     359     1    35.67   59    8/1/07
LOS GATOS        461000    1100000    359   41.91  2.25     5        11   2     735   5     12     359     1    41.86   59    8/1/07
LOS GATOS        780000    1540000    359   50.65  2.25     5        11   2     726   5     12     359     1     50.6   59    8/1/07
LOS GATOS        606000    1300000    359   46.62  2.25     5    10.625   2     724   5     12     359     1    46.57   59    8/1/07
LOS GATOS        468000     703500    359   66.52  2.25     5    10.875   2     684   5     12     359     1    66.45   59    8/1/07
LOS GATOS        573600     717000    359      80  2.25     5     10.75   2     698   5     12     358     1    79.83   59    8/1/07
LOS GATOS        569920     715000    360      80  2.25     5    10.125   2     806   5     12     360     0       80   60    9/1/07
LOS GATOS        381600     610000    359   62.56  2.25     5     10.75   2     718   5     12     359     1    62.49   59    8/1/07
LOS GATOS        556000     872000    359   63.76  2.25     5     10.75   2     728   5     12     359     1    63.69   59    8/1/07
LOS GATOS        505000     830000    359   60.84  2.25     5     10.75   2     792   5     12     359     1    60.78   59    8/1/07
LOS GATOS        714000     955000    359   74.76  2.25     5        11   2     759   5     12     359     1    74.68   59    8/1/07
LOS GATOS        360000     525000    359   68.57  2.25     5    10.875   2     784   5     12     359     1     68.5   59    8/1/07
SAN JOSE         368000     810000    359   45.43  2.25     5    10.625   2     786   5     12     358     1    45.34   59    8/1/07
SAN JOSE         490000     975000    359   50.26  2.25     5    10.625   2     785   5     12     357     1    50.09   59    8/1/07
SAN JOSE         400000     735000    359   54.42  2.25     5    10.625   2     776   5     12     359     1    54.33   59    8/1/07
SAN JOSE         395000     735000    359   53.74  2.25     5        11   2     790   5     12     359     1    53.69   59    8/1/07
SAN JOSE         410000     695522    359   58.95  2.25     5    10.375   2     790   5     12     359     1    58.88   59    8/1/07
SAN JOSE         460000     760000    359   60.53  2.25     5    10.875   2     736   5     12     359     1    60.47   59    8/1/07
SAN JOSE         305000     580000    359   52.59  2.25     5     10.75   2     790   5     12     359     1    52.54   59    8/1/07
SAN JOSE         486250     700000    359   69.46  2.25     5     10.75   2     783   5     12     359     1    69.39   59    8/1/07
SAN JOSE         610000     820000    359   74.39  2.25     5    10.625   2     652   5     12     359     1    74.31   59    8/1/07
SAN JOSE         310000     730000    359   42.47  2.25     5    10.625   2     783   5     12     359     1    42.42   59    8/1/07
SAN JOSE         450000     740000    359   60.81  2.25     5    10.625   2     773   5     12     359     1    60.74   59    8/1/07
SAN JOSE         620000     935000    359   66.31  2.25     5     10.75   2     764   5     12     359     1    66.24   59    8/1/07
SAN JOSE         435000     630000    359   69.05  2.25     5      10.5   2     731   5     12     359     1    68.97   59    8/1/07
SAN JOSE         517600     730000    359    70.9  2.25     5    10.625   2     710   5     12     359     1    70.82   59    8/1/07
SAN JOSE         450000     660000    359   68.18  2.25     5        11   2     730   5     12     359     1    68.11   59    8/1/07
SAN JOSE         649900     980000    359   66.32  2.25     5        11   2     779   5     12     359     1    66.25   59    8/1/07
OCEANSIDE        169000     260000    359      65  2.25     5    10.625   2     815   5     12     359     1    64.93   59    8/1/07
VISTA            190650     290000    358   65.74  2.25     5    10.875   2     776   5     12     388     2    65.68   58    7/1/07
SAN DIEGO        203500     371000    359   54.85  2.25     5     10.75   2     725   5     12     359     1    54.79   59    8/1/07
VALLEY CENTE     338000     575000    359   58.78  2.25     5        11   2     695   5     12     359     1    58.72   59    8/1/07
SAN DIEGO        383000     520000    359   73.65  2.25     5    10.875   2     738   5     12     359     1    73.57   59    8/1/07
SAN DIEGO        425000     616000    358      69  2.25     5    10.875   2     768   5     12     358     2    68.86   58    7/1/07
SAN DIEGO        430000     690000    359   62.32  2.25     5    10.625   2     680   5     12     359     1    62.25   59    8/1/07
SAN DIEGO        351000     445000    358   78.88  2.25     5        11   2     698   5     12     358     2    78.72   58    7/1/07
SAN DIEGO       1000000    1400000    358   71.43  2.25     5    10.625   2     774   5     12     358     2    71.28   58    7/1/07
SAN DIEGO        354000     445000    359   79.55  2.25     5        11   2     764   5     12     359     1    79.47   59    8/1/07
CARDIFF          654750    1025000    359   63.88  2.25     5    10.375   2     659   5     12     359     1    63.81   59    8/1/07
CARLSBAD         332000     415000    359      80  2.25     5        10   2     711   5     12     359     1     79.9   59    8/1/07
CARLSBAD         407000     725000    359   56.14  2.25     5        11   2     765   5     12     359     1    56.08   59    8/1/07
CARLSBAD         619000     825000    359   75.03  2.25     5    10.875   2     716   5     12     359     1    74.95   59    8/1/07
CARLSBAD         411800     750000    359   54.91  2.25     5      10.5   2     780   5     12     359     1    54.85   59    8/1/07
ENCINITAS        507000     910000    358   55.71  2.25     5    10.875   2     635   5     12     358     2     55.6   58    7/1/07
ENCINITAS        540000    1050000    359   51.43  2.25     5    10.875   2     790   5     12     359     1    51.38   59    8/1/07
ENCINITAS        499000     865000    359   57.69  2.25     5      10.5   2     759   5     12     359     1    57.63   59    8/1/07
SOLANA BEACH     450000     723000    359   62.24  2.25     5    10.875   2     734   5     12     359     1    62.18   59    8/1/07
SAN DIEGO        350000     510000    359   68.63  2.25     5        11   2     734   5     12     359     1    68.56   59    8/1/07
SAN DIEGO        410000     515000    359   79.61  2.25     5    10.625   2     796   5     12     359     1    79.52   59    8/1/07
DEL MAR          600000     760000    359   78.95  2.25     5       9.5   2     771   5     12     359     1    78.85   59    8/1/07
LA JOLLA         337500     450000    359      75  2.25     5    10.875   2     754   5     12     359     1    74.92   59    8/1/07
SAN DIEGO        400000     630000    359   63.49  2.25     5    10.875   2     765   5     12     359     1    63.43   59    8/1/07
SAN DIEGO        555000     950000    359   58.42  2.25     5     10.75   2     770   5     12     359     1    58.36   59    8/1/07
TRACY            351200     439000    359      80  2.25     5         9   2     738   5     12     359     1    79.88   59    8/1/07
ATASCADERO       355423     475000    359   74.83  2.25     5    10.875   2     749   5     12     359     1    74.75   59    8/1/07
SAN LUIS OBI     498500    1200000    359   41.54  2.25     5     10.75   2     745   5     12     359     1     41.5   59    8/1/07
ARROYO GRAND     475000     815000    359   58.28  2.25     5     10.75   2     788   5     12     359     1    58.22   59    8/1/07
DALY CITY        353200     510000    359   69.25  2.25     5    10.875   2     697   5     12     359     1    69.18   59    8/1/07
SAN BRUNO        445000     640000    359   69.53  2.25     5      10.5   2     748   5     12     355     1    69.14   59    8/1/07
PACIFICA         361000     480000    359   75.21  2.25     5    10.625   2     801   5     12     359     1    75.13   59    8/1/07
SAN BRUNO        311600     656000    359    47.5  2.25     5        11   2     792   5     12     359     1    47.45   59    8/1/07
SAN BRUNO        465000     621000    359   74.88  2.25     5    10.875   2     747   5     12     359     1     74.8   59    8/1/07
REDWOOD CITY     431000     575000    358   74.96  2.25     5        11   2     663   5     12     358     2    74.81   58    7/1/07
SOUTH SAN FR     325000     465000    359   69.89  2.25     5        11   2     728   5     12     359     1    69.82   59    8/1/07
SOUTH SAN FR     425000     700000    359   60.71  2.25     5     10.75   2     774   5     12     359     1    60.65   59    8/1/07
SOUTH SAN FR     435000     750000    359      58  2.25     5        11   2     720   5     12     359     1    57.94   59    8/1/07
HALF MOON BA     530000     785000    358   67.52  2.25     5    10.875   2     737   5     12     358     2    67.38   58    7/1/07
HALF MOON BA     505000     670000    359   75.37  2.25     5     10.75   2     735   5     12     359     1    75.29   59    8/1/07
HALF MOON BA     400000     500000    359      80  2.25     5     10.75   2     662   5     12     359     1    79.92   59    8/1/07
HALF MOON BA     630000     900000    359      70  2.25     5    10.875   2     737   5     12     359     1    69.93   59    8/1/07
SAN MATEO        384000     480000    359      80  2.25     5    10.875   2     772   5     12     359     1    79.92   59    8/1/07
SAN MATEO        640000     800000    359      80  2.25     5    10.875   2     788   5     12     358     1    79.83   59    8/1/07
SAN MATEO        483000     700000    359      69  2.25     5     10.75   2     760   5     12     359     1    68.93   59    8/1/07
MILLBRAE         600000     880000    358   68.18  2.25     5     10.75   2     723   5     12     358     2    68.04   58    7/1/07
FOSTER CITY      637000     910000    358      70  2.25     5    10.875   2     746   5     12     358     2    69.86   58    7/1/07
BELMONT          460000     715000    359   64.34  2.25     5    10.625   2     734   5     12     359     1    64.25   59    8/1/07
BELMONT          612000     765000    359      80  2.25     5    10.875   2     756   5     12     359     1    79.92   59    8/1/07
BELMONT          650000     940000    359   69.15  2.25     5    10.875   2     724   5     12     359     1    69.08   59    8/1/07
MILLBRAE         514000     840000    359   61.19  2.25     5     10.75   2     794   5     12     359     1    61.13   59    8/1/07
MILLBRAE         340000     427500    359   79.53  2.25     5     10.75   2     813   5     12     359     1    79.45   59    8/1/07
FOSTER CITY      343500     650000    359   52.85  2.25     5     10.75   2     651   5     12     359     1    52.79   59    8/1/07
FOSTER CITY      408000     660000    359   61.82  2.25     5    10.625   2     673   5     12     359     1    61.75   59    8/1/07
FOSTER CITY      421000     565000    359   74.51  2.25     5     10.75   2     698   5     12     358     1    74.39   59    8/1/07
FOSTER CITY      485000     950000    359   51.05  2.25     5    10.625   2     771   5     12     359     1       51   59    8/1/07
FOSTER CITY      550000     900000    359   61.11  2.25     5    10.875   2     703   5     12     359     1    61.05   59    8/1/07
FOSTER CITY      342600     696000    359   49.22  2.25     5        11   2     791   5     12     359     1    49.17   59    8/1/07
FOSTER CITY      424000     530000    359      80  2.25     5        11   2     687   5     12     359     1    79.92   59    8/1/07
MENLO PARK       805000    2500000    358    32.2  2.25     5    10.625   2     739   5     12     358     2    32.13   58    7/1/07
MENLO PARK       568000     710000    358      80  2.25     5    10.625   2     755   5     12     358     2    79.83   58    7/1/07
REDWOOD CITY     415000     545000    358   76.15  2.25     5        11   2     726   5     12     358     2       76   58    7/1/07
REDWOOD CITY     491500     845000    358   58.17  2.25     5    10.625   2     729   5     12     357     2    58.01   58    7/1/07
REDWOOD CITY     458600     910000    359    50.4  2.25     5    10.875   2     776   5     12     359     1    50.35   59    8/1/07
SAN CARLOS       432000     750000    358    57.6  2.25     5        11   2     738   5     12     357     2    57.43   58    7/1/07
SAN CARLOS       486000    1550000    358   31.35  2.25     5     10.75   2     775   5     12     354     2    31.16   58    7/1/07
SAN CARLOS       519200     652500    358      80  2.25     5    10.625   2     784   5     12     358     2    79.83   58    7/1/07
SAN CARLOS       700000    1200000    359   58.33  2.25     5        11   2     802   5     12     359     1    58.27   59    8/1/07
MENLO PARK       567000    1080000    359    52.5  2.25     5        11   2     707   5     12     359     1    52.45   59    8/1/07
MENLO PARK      1000000    1600000    359    62.5  2.25     5        11   2     647   5     12     359     1    62.44   59    8/1/07
MENLO PARK       350000     710000    359    49.3  2.25     5        11   2     748   5     12     359     1    49.25   59    8/1/07
MENLO PARK       392000     826000    359   47.46  2.25     5     10.75   2     794   5     12     358     1    47.35   59    8/1/07
MENLO PARK       687000    1130000    359    60.8  2.25     5     10.75   2     661   5     12     359     1    60.74   59    8/1/07
MENLO PARK       480000     640000    359      75  2.25     5    10.625   2     755   5     12     359     1    74.92   59    8/1/07
REDWOOD CITY     345000     640000    359   53.91  2.25     5        11   2     734   5     12     359     1    53.86   59    8/1/07
REDWOOD CITY     440000     550000    359      80  2.25     5     10.75   2     764   5     12     359     1    79.92   59    8/1/07
REDWOOD CITY     523800     880000    359   59.52  2.25     5    10.625   2     804   5     12     359     1    59.46   59    8/1/07
REDWOOD CITY     518000     740000    359      70  2.25     5    10.625   2     682   5     12     359     1    69.93   59    8/1/07
REDWOOD CITY     560000     800760    359   69.93  2.25     5     10.75   2     693   5     12     359     1    69.86   59    8/1/07
REDWOOD CITY     588000     960000    359   61.25  2.25     5     10.75   2     740   5     12     359     1    61.19   59    8/1/07
SAN CARLOS       574900     965000    359   59.58  2.25     5    10.875   2     731   5     12     359     1    59.52   59    8/1/07
SAN CARLOS       574000     840000    359   68.33  2.25     5        11   2     753   5     12     359     1    68.26   59    8/1/07
SAN CARLOS       486750    1000000    359   48.68  2.25     5        11   2     751   5     12     359     1    48.63   59    8/1/07
HILLSBOROUGH     733000    3435000    358   21.34  2.25     5        11   2     695   5     12     358     2     21.3   58    7/1/07
REDWOOD CITY     338000     705000    358   47.94  2.25     5     10.75   2     790   5     12     358     2    47.84   58    7/1/07
SAN MATEO        550000    1245000    358   44.18  2.25     5    10.875   2     778   5     12     358     2    44.09   58    7/1/07
SAN MATEO        340000     725000    358    46.9  2.25     5        11   2           5     12     358     2    46.81   58    7/1/07
BURLINGAME       420000     600000    359      70  2.25     5        11   2     701   5     12     359     1    69.93   59    8/1/07
HILLSBOROUGH     900000    1550000    358   58.06  2.25     5    10.875   2     725   5     12     358     2    57.94   58    7/1/07
HILLSBOROUGH     500000    2450000    359   20.41  2.25     5      10.5   2     780   5     12     359     1    20.39   59    8/1/07
BURLINGAME       950000    1385000    359   68.59  2.25     5        11   2     800   5     12     359     1    68.52   59    8/1/07
BURLINGAME       300000     950000    359   31.58  2.25     5        11   2     815   5     12     359     1    31.55   59    8/1/07
BURLINGAME       536600     860000    359    62.4  2.25     5    10.625   2     786   5     12     359     1    62.33   59    8/1/07
BURLINGAME       650000     835000    359   77.84  2.25     5    10.875   2     783   5     12     359     1    77.76   59    8/1/07
ATHERTON        1000000    2600000    359   38.46  2.25     5        11   2     709   5     12     359     1    38.42   59    8/1/07
PORTOLA VALL     805000    2405000    359   33.47  2.25     5     10.75   2     770   5     12     359     1    33.44   59    8/1/07
PORTOLA VALL     500000    2650000    359   18.87  2.25     5    10.875   2     774   5     12     359     1    18.85   59    8/1/07
REDWOOD CITY     449000    2500000    359   17.96  2.25     5     10.75   2     744   5     12     359     1    17.94   59    8/1/07
WOODSIDE         607000    1250000    359   48.56  2.25     5    10.875   2     758   5     12     359     1    48.51   59    8/1/07
REDWOOD CITY     488000     850000    359   57.41  2.25     5      10.5   2     715   5     12     359     1    57.35   59    8/1/07
REDWOOD CITY     416000     529000    359   78.64  2.25     5    10.875   2     741   5     12     359     1    78.56   59    8/1/07
SAN MATEO        705000    1100000    359   64.09  2.25     5        11   2     740   5     12     359     1    64.03   59    8/1/07
SAN MATEO        397000     770000    359   51.56  2.25     5     10.75   2     792   5     12     359     1    51.51   59    8/1/07
SAN MATEO       1000000    1500000    359   66.67  2.25     5        11   2     619   5     12     359     1     66.6   59    8/1/07
SAN MATEO        456800     575000    359      80  2.25     5        11   2     698   5     12     359     1    79.92   59    8/1/07
PETALUMA         385000     550000    358      70  2.25     5     10.75   2     694   5     12     358     2    69.85   58    7/1/07
SANTA ROSA       335000     970000    359    34.6  2.25     5     9.875   2     783   5     12     359     1    34.56   59    8/1/07
SONOMA           605000     865000    359   69.94  2.25     5        11   2     775   5     12     359     1    69.87   59    8/1/07
SANTA ROSA       341000     450000    359   75.78  2.25     5        11   2     745   5     12     359     1     75.7   59    8/1/07
SEBASTOPOL       800000    1195000    359   66.95  2.25     5     10.75   2     741   5     12     359     1    66.88   59    8/1/07
CARMICHAEL       333000     480000    358   69.38  2.25     5        11   2     771   5     12     357     2     69.2   58    7/1/07
GOLD RIVER       402000     550000    359   73.09  2.25     5     10.75   2     772   5     12     359     1    73.01   59    8/1/07
SANTA YNEZ       402000     790000    358   50.89  2.25     5      10.5   2     751   5     12     358     2    50.78   58    7/1/07
SANTA BARBAR     450000     758000    359   59.37  2.25     5     10.25   2     681   5     12     359     1     59.3   59    8/1/07
GOLETA           400000     545000    359   73.39  2.25     5     10.75   2     756   5     12     359     1    73.31   59    8/1/07
SANTA YNEZ       345000     500000    359      69  2.25     5    10.375   2     782   5     12     359     1    68.92   59    8/1/07
THOUSAND OAK     376510     505000    359   74.56  2.25     5     10.75   2     722   5     12     359     1    74.48   59    8/1/07
THOUSAND OAK     500000     850000    359   58.82  2.25     5        10   2     805   5     12     359     1    58.75   59    8/1/07
MOORPARK         317500     510000    359   62.25  2.25     5    10.625   2     765   5     12     358     1    62.12   59    8/1/07
THOUSAND OAK     980000    1450000    359   67.59  2.25     5     10.25   2     681   5     12     359     1    67.51   59    8/1/07
AGOURA HILLS     393000     525000    359   74.86  2.25     5    10.875   2     664   5     12     359     1    74.78   59    8/1/07
OAK PARK         400000     575000    359   69.57  2.25     5    10.625   2     748   5     12     359     1     69.5   59    8/1/07
OAK PARK         398000     555000    359   71.71  2.25     5        11   2     741   5     12     359     1    71.64   59    8/1/07
DAVIS            361000     520000    359   69.42  2.25     5    10.875   2     722   5     12     359     1    69.35   59    8/1/07
DAVIS            394000     630000    359   62.54  2.25     5    10.875   2     787   5     12     359     1    62.48   59    8/1/07
DENVER           360000     450000    359      80  2.25     5      10.5   2     687   5     12     359     1    79.91   59    8/1/07
CASTLE ROCK      318000     426000    358      75  2.25     5        10   2     770   5     12     358     2    74.82   58    7/1/07
LITTLETON        452000     735000    359      80  2.25     5      9.75   2     762   5     12     359     1     79.9   59    8/1/07
LONE TREE        445000     690000    359    71.2  2.25     5     10.25   2     680   5     12     359     1    71.12   59    8/1/07
HIGHLANDS RA     499500     875000    359   57.09  2.25     5      10.5   2     784   5     12     359     1    57.03   59    8/1/07
HIGHLANDS RA     850000    1250000    359    68.3  2.25     5     10.25   2     769   5     12     359     1    68.22   59    8/1/07
LITTLETON        420000     660000    359   63.64  2.25     5      10.5   2     784   5     12     359     1    63.57   59    8/1/07
GOLDEN           407000     509000    359   79.96  2.25     5    10.875   2     757   5     12     359     1    79.88   59    8/1/07
EVERGREEN        361000     760000    359    47.5  2.25     5     10.75   2     806   5     12     359     1    47.45   59    8/1/07
WASHINGTON       440000     975000    358   48.46  2.25     5    10.625   2     727   5     12     358     2    48.36   58    7/1/07
WASHINGTON       575000    1212000    359   47.44  2.25     5     9.875   2     774   5     12     359     1    47.38   59    8/1/07
WASHINGTON       557200     796000    359      70  2.25     5        11   2     636   5     12     359     1    69.93   59    8/1/07
WASHINGTON       650000     950000    359   68.42  2.25     5        11   2     751   5     12     359     1    68.35   59    8/1/07
PARKLAND         612900     769000    359      80  2.25     5        11   2     694   5     12     359     1    79.92   59    8/1/07
PARKLAND         340000     464000    359   73.91  2.25     5        10   2     763   5     12     359     1    73.82   59    8/1/07
PLANTATION       550000     822000    359   67.03  2.25     5     10.75   2     767   5     12     359     1    66.96   59    8/1/07
WESTON           329000     474000    359      70  2.25     5        11   2     783   5     12     359     1    69.93   59    8/1/07
FORT LAUDERD     635000    1050000    359   60.48  2.25     5     10.75   2     782   5     12     359     1    60.42   59    8/1/07
NORTH MIAMI      400500     450000    359   89.67  2.25     5    10.875   2     760   5     12     359     1    89.58   59    8/1/07
JACKSONVILLE     359000     471300    359   76.55  2.25     5    10.375   2     718   5     12     359     1    76.46   59    8/1/07
TAMPA            347677     435000    359      80  2.25     5     10.75   2     722   5     12     359     1    79.92   59    8/1/07
FORT MYERS B     400000     510000    359      80  2.25     5     9.875   2     755   5     12     359     1     79.9   59    8/1/07
KEY WEST         440000     700000    359   62.86  2.25     5        11   2     732   5     12     358     1    62.72   59    8/1/07
DELRAY BEACH     490000    1275000    359   38.43  2.25     5     10.75   2     751   5     12     359     1    38.39   59    8/1/07
PALM HARBOR      331000     532000    359   63.05  2.25     5        10   2     750   5     12     359     1    62.97   59    8/1/07
SARASOTA         510000    1100000    359   46.36  2.25     5    10.875   2     682   5     12     359     1    46.31   59    8/1/07
CELEBRATION      327349     345000    359      95  2.25     5     10.75   2     712   5     12     359     1     94.9   59    8/1/07
PONTE VEDRA      348225     510000    359   68.28  2.25     5        11   2     742   5     12     359     1    68.21   59    8/1/07
LONGBOAT KEY    1000000    2600000    358   38.46  2.25     5    10.625   2     768   5     12     358     2    38.38   58    7/1/07
BRADENTON        468000     590000    359      80  2.25     5      10.5   2     715   5     12     359     1    79.91   59    8/1/07
LONGBOAT KEY     360000     665000    359   54.46  2.25     5        11   2     770   5     12     359     1    54.41   59    8/1/07
ALPHARETTA       420000     608000    358   69.19  2.25     5     9.875   2     788   5     12     358     2    69.02   58    7/1/07
ALPHARETTA       319500     360000    358      90  2.25     5        11   2     748   5     12     358     2    89.82   58    7/1/07
ALPHARETTA       337000     550000    358   61.27  2.25     5        11   2     778   5     12     358     2    61.14   58    7/1/07
ALPHARETTA       649900    1400000    359   46.42  2.25     5    10.625   2     647   5     12     356     1    46.21   59    8/1/07
ALPHARETTA       370000     560000    359   66.94  2.25     5      9.75   2     713   5     12     359     1    66.86   59    8/1/07
MABLETON         420800     652000    358    65.1  2.25     5        11   2     765   5     12     358     2    64.97   58    7/1/07
PEACHTREE CI     322500     430000    358      75  2.25     5        11   2     767   5     12     358     2    74.85   58    7/1/07
MABLETON         360000     455000    359      80  2.25     5        10   2     729   5     12     359     1     79.9   59    8/1/07
WINNETKA         650000     825000    358   78.79  2.25     5     10.75   2     668   5     12     358     2    78.63   58    7/1/07
WESTERN SPRI     527200     665000    359      80  2.25     5    10.375   2     759   5     12     356     1    79.68   59    8/1/07
CHICAGO          475000    1200000    358   39.58  2.25     5    10.875   2     680   5     12     358     2     39.5   58    7/1/07
CHICAGO          363000     460000    359   78.91  2.25     5     10.75   2     683   5     12     359     1    78.83   59    8/1/07
CHICAGO          467840     595000    359      80  2.25     5    10.375   2     748   5     12     359     1    79.91   59    8/1/07
OAK BROOK        425000     750000    358   56.67  2.25     5    10.875   2     779   5     12     358     2    56.55   58    7/1/07
OAK BROOK        713200    1625000    359   43.89  2.25     5    10.875   2     722   5     12     359     1    43.83   59    8/1/07
OAK BROOK       1000000    3500000    359   28.57  2.25     5      10.5   2     774   5     12     359     1    28.54   59    8/1/07
OAK BROOK        456000     690000    358   66.09  2.75     5      10.5   2     783   5     12     358     2    65.94   58    7/1/07
BURR RIDGE      1000000    1750000    359   57.14  2.25     5    10.375   2     708   5     12     359     1    57.08   59    8/1/07
NORTH BARRIN     552900     745000    357      80  2.25     5        11   2     649   5     12     357     3    79.76   57    6/1/07
BARRINGTON       425000     680000    359    62.5  2.25     5     9.875   2     748   5     12     359     1    62.42   59    8/1/07
GURNEE           400000     628000    359   63.69  2.25     5        10   2     716   5     12     359     1    63.61   59    8/1/07
HIGHLAND PAR     580000     830000    358   69.96  2.25     5        11   2     722   5     12     358     2    69.82   58    7/1/07
HIGHLAND PAR     305000     428000    359    71.3  2.25     5      10.5   2     749   5     12     359     1    71.22   59    8/1/07
LAKE FOREST      503000     800000    359   62.88  2.25     5        11   2     731   5     12     359     1    62.82   59    8/1/07
LIBERTYVILLE     484000     605000    359      80  2.25     5     9.875   2     783   5     12     359     1     79.9   59    8/1/07
GENEVA           397800     446000    359      90  2.25     5        11   2     772   5     12     358     1    89.85   59    8/1/07
SAINT CHARLE     410000     607000    359   67.55  2.25     5    10.125   2     760   5     12     359     1    67.46   59    8/1/07
GRANGER          364000     456000    359      80  2.25     5      9.75   2     795   5     12     359     1     79.9   59    8/1/07
CARMEL           360000     535000    358   67.29  2.25     5     10.75   2     763   5     12     358     2    67.15   58    7/1/07
NEWTON           453600     655000    359   69.25  2.25     5     10.75   2     764   5     12     359     1    69.18   59    8/1/07
NEWTON           480000     720000    359   66.67  2.25     5    10.875   2     797   5     12     354     1    66.24   59    8/1/07
BROOKLINE        436000     550000    359      80  2.25     5        11   2     752   5     12     359     1    79.92   59    8/1/07
BOSTON           500000    1150000    358   43.48  2.25     5     10.75   2     705   5     12     358     2    43.39   58    7/1/07
BOSTON           328000     820000    359      40  2.25     5     10.25   2     781   5     12     359     1    39.95   59    8/1/07
BOSTON           650000    1300000    359      50  2.25     5     10.75   2     761   5     12     359     1    49.95   59    8/1/07
BOSTON           497000     810000    359   61.36  2.25     5     10.75   2     778   5     12     359     1     61.3   59    8/1/07
BOSTON           456000     950000    359      48  2.25     5    10.625   2     710   5     12     355     1    47.74   59    8/1/07
BOSTON           650000    1400000    359   46.55  2.25     5    10.375   2     762   5     12     359     1     46.5   59    8/1/07
BOSTON           550000     790000    359   69.62  2.25     5      10.5   2     674   5     12     359     1    69.54   59    8/1/07
BOSTON           474000     799000    359   59.32  2.25     5        11   2     783   5     12     359     1    59.26   59    8/1/07
LEXINGTON        388000     490000    358      80  2.25     5        11   2     783   5     12     358     2    79.84   58    7/1/07
LEXINGTON        350000     875000    359      40  2.25     5     10.75   2     803   5     12     359     1    39.96   59    8/1/07
WESTON           354000     875000    359   40.46  2.25     5    10.875   2     755   5     12     359     1    40.42   59    8/1/07
WESTON           427000    2200000    359   19.41  2.25     5     10.25   2     812   5     12     353     1    19.25   59    8/1/07
NORTH EASTON     550000     892000    359    62.7  2.25     5     10.75   2     726   5     12     359     1    62.63   59    8/1/07
ACTON            350000     691000    359   50.65  2.25     5    10.875   2     780   5     12     359     1     50.6   59    8/1/07
ACTON            340000     640000    359   53.13  2.25     5    10.625   2     683   5     12     359     1    53.07   59    8/1/07
ACTON            455000     575000    359   79.13  2.25     5    10.875   2     704   5     12     359     1    79.05   59    8/1/07
HOPKINTON        372700     650000    358   57.34  2.25     5     10.75   2     801   5     12     358     2    57.22   58    7/1/07
BEDFORD          406000     600000    359   67.67  2.25     5     10.75   2     728   5     12     359     1     67.6   59    8/1/07
BEDFORD          450000     590000    359   76.27  2.25     5        11   2     766   5     12     359     1    76.19   59    8/1/07
BEDFORD          520000     820000    359   63.41  2.25     5     10.75   2     766   5     12     359     1    63.34   59    8/1/07
WESTFORD         326130     466000    359   69.98  2.25     5     10.75   2     773   5     12     359     1    69.91   59    8/1/07
MILFORD          321600     410000    359      80  2.25     5      10.5   2     761   5     12     359     1    79.91   59    8/1/07
SHARON           388500     560000    359   69.38  2.25     5    10.875   2     751   5     12     359     1    69.31   59    8/1/07
SUDBURY          560000    1000000    359      56  2.25     5    10.625   2     798   5     12     359     1    55.94   59    8/1/07
SEEKONK          323376     405000    359      80  2.25     5     9.875   2     785   5     12     359     1     79.9   59    8/1/07
WELLESLEY       1000000    2325000    359   43.01  2.25     5    10.625   2     687   5     12     359     1    42.96   59    8/1/07
WELLESLEY        464000    1240000    359   37.42  2.25     5    10.625   2     818   5     12     359     1    37.38   59    8/1/07
WELLESLEY        755000    1100000    359   68.64  2.25     5        11   2     665   5     12     359     1    68.57   59    8/1/07
NATICK           479900     600000    359      80  2.25     5     10.75   2     627   5     12     359     1    79.92   59    8/1/07
ANDOVER          498000     840000    359   59.29  2.25     5     10.25   2     787   5     12     359     1    59.22   59    8/1/07
HANOVER          420000     770000    359   54.55  2.25     5     10.75   2     773   5     12     359     1    54.49   59    8/1/07
ELLICOTT         498348     630000    358      80  2.25     5    10.375   2     757   5     12     358     2    79.82   58    7/1/07
ELLICOTT CIT     350000     590000    359   59.32  2.25     5    10.125   2     739   5     12     359     1    59.25   59    8/1/07
OAKLAND TOWN     370000     601000    359   62.18  2.25     5    10.625   2     795   5     12     359     1     62.1   59    8/1/07
NOVI             316000     395000    359      80  2.25     5    10.375   2     737   5     12     359     1    79.91   59    8/1/07
MINNEAPOLIS      436800     624000    358      70  2.25     5        11   2     606   5     12     358     2    69.86   58    7/1/07
EDEN PRAIRIE     993400    1425000    359   69.96  2.25     5    10.625   2     714   5     12     359     1    69.89   59    8/1/07
MINNEAPOLIS      528000     660000    359      80  2.25     5        10   2     752   5     12     359     1     79.9   59    8/1/07
MINNEAPOLIS      319410     360000    359      90  2.25     5    10.625   2     728   5     12     359     1     89.9   59    8/1/07
LEAWOOD          840000    1250000    358    67.2  2.25     5        11   2     827   5     12     358     2    67.07   58    7/1/07
OLATHE           324625     415000    359   78.22  2.25     5      10.5   2     781   5     12     359     1    78.13   59    8/1/07
LENEXA           488000     610000    359      80  2.25     5     10.25   2     777   5     12     359     1    79.91   59    8/1/07
SUMMERFIELD      340000     500000    359   68.69  2.25     5      9.25   2     634   5     12     359     1     68.6   59    8/1/07
CHAPEL HILL      400000     735000    359   56.31  2.25     5    10.625   2     748   5     12     359     1    56.25   59    8/1/07
HOBOKEN          365000     475000    359   76.84  2.25     5     10.25   2     652   5     12     359     1    76.75   59    8/1/07
ASBURY           344000     452000    359      80  2.25     5      10.5   2     814   5     12     359     1    79.91   59    8/1/07
HILLSBOROUGH     397500     530000    359      75  2.25     5     10.75   2     721   5     12     359     1    74.92   59    8/1/07
MANHASSET        500000     814000    359   61.58  2.25     5     10.25   2     735   5     12     359     1    61.51   59    8/1/07
COLD SPRING      312000     395000    357      80  2.25     5    10.875   2     735   5     12     357     3    79.75   57    6/1/07
NEW YORK         650000     975000    359   67.71  2.25     5        11   2     807   5     12     359     1    67.64   59    8/1/07
NEW YORK         580000     950000    359   61.05  2.25     5    10.875   2     687   5     12     359     1    60.99   59    8/1/07
NEW YORK         397500     530000    359      75  2.25     5     10.75   2     812   5     12     359     1    74.92   59    8/1/07
MANHATTAN        945000    1350000    359      70  2.25     5    10.875   2     743   5     12     359     1    69.93   59    8/1/07
MILFORD          650000     850000    359   77.38  2.25     5        11   2     732   5     12     359     1     77.3   59    8/1/07
GLEN ALLEN       417000     547000    358   76.23  2.25     5        10   2     759   5     12     358     2    76.05   58    7/1/07
ROANOKE          459288     660000    358      80  2.25     5     10.75   2     693   5     12     358     2    79.83   58    7/1/07
CLARKSON VAL     492149     616000    358      80  2.25     5     10.25   2     702   5     12     358     2    79.82   58    7/1/07
CLAYTON          328600     421000    358   78.05  2.25     5        11   2     775   5     12     355     2    77.66   58    7/1/07
SAINT LOUIS      450000     700000    358   64.29  2.25     5    10.875   2     665   5     12     358     2    64.16   58    7/1/07
UNIVERSITY C     328000     410000    358      80  2.25     5        10   2     799   5     12     358     2    79.81   58    7/1/07
LITTLE ROCK      500000     875000    358   57.14  2.25     5    10.375   2     713   5     12     358     2    57.01   58    7/1/07
COLLEYVILLE      475000     860000    358   55.23  2.25     5    10.875   2     683   5     12     358     2    55.12   58    7/1/07
SOUTHLAKE        576650     760000    358   78.15  2.25     5    10.875   2     639   5     12     358     2    77.99   58    7/1/07
BOULDER          375000     602000    358   62.29  2.25     5    10.625   2     837   5     12     358     2    62.16   58    7/1/07
NANTUCKET        495000     710000    359   69.72  2.25     5     10.75   2     663   5     12     359     1    69.65   59    8/1/07
COOPERSBURG      356000     453000    359      80  2.25     5        10   2     727   5     12     359     1     79.9   59    8/1/07
GLEN ALLEN       385600     487000    359      80  2.25     5      9.75   2     772   5     12     359     1     79.9   59    8/1/07
VIENNA           344000     399000    359   86.22  2.25     5        11   2     694   5     12     359     1    86.13   59    8/1/07
BETTENDORF       470000     775000    359   60.65  2.25     5        10   2     779   5     12     359     1    60.58   59    8/1/07
ROCHESTER        377000     503000    359    75.4  2.25     5      10.5   2     817   5     12     359     1    75.32   59    8/1/07
CHESTERFIELD     432000     540000    359      80  2.25     5     9.875   2     786   5     12     359     1     79.9   59    8/1/07
ST LOUIS         375000     875000    359   46.88  2.25     5        11   2     762   5     12     359     1    46.83   59    8/1/07
ST. LOUIS        514500     735000    359      70  2.25     5     10.75   2     656   5     12     359     1    69.93   59    8/1/07
COLLEYVILLE      583800    1000000    359   58.38  2.25     5      10.5   2     660   5     12     359     1    58.32   59    8/1/07
SOUTHLAKE        352000     440000    359      80  2.25     5     10.25   2     728   5     12     359     1    79.91   59    8/1/07
ROUND ROCK       320000     400000    359      80  2.25     5    10.875   2     653   5     12     359     1    79.92   59    8/1/07
AUSTIN           444000     555000    359      80  2.25     5    10.375   2     778   5     12     359     1    79.91   59    8/1/07
MONUMENT         414000     605000    359   68.43  2.25     5    10.875   2     773   5     12     359     1    68.36   59    8/1/07
BOULDER          376055     625000    359   60.17  2.25     5      10.5   2     777   5     12     359     1     60.1   59    8/1/07
LONGMONT         150000     290000    359   51.72  2.25     5     10.75   2     722   5     12     359     1    51.67   59    8/1/07
FORT COLLINS     399340     570000    359   70.06  2.25     5        11   2     764   5     12     359     1    69.99   59    8/1/07
FORT COLLINS     410000     620000    359   66.67  2.25     5    10.125   2     780   5     12     359     1    66.59   59    8/1/07
EAGLE            385000     565000    359   68.14  2.25     5    10.625   2     797   5     12     359     1    68.07   59    8/1/07
CANNON BEACH     431500     590000    359   73.14  2.25     5      10.5   2     648   5     12     359     1    73.06   59    8/1/07
BENTLEYVILLE    1000000    2665000    358   37.59  2.25     5     10.25   2     754   5     12     358     2     37.5   58    7/1/07
SHAKER HEIGH     382500     485000    358   79.27  2.25     5      10.5   2     741   5     12     358     2     79.1   58    7/1/07
COLUMBUS         452500     670000    359   67.54  2.25     5     10.75   2     763   5     12     359     1    67.47   59    8/1/07
CHAGRIN FALL     493499     705000    359      70  2.25     5      9.75   2     791   5     12     359     1    69.91   59    8/1/07
DOYLESTOWN       404000     505000    358      80  2.25     5    10.375   2     756   5     12     358     2    79.82   58    7/1/07
PHOENIXVILLE     339200     430000    359      80  2.25     5        10   2     763   5     12     359     1     79.9   59    8/1/07
GLADWYNE         600000    1600000    359   38.22  2.25     5        11   2     784   5     12     359     1    38.18   59    8/1/07
PHILADELPHIA     352000     470000    359      80  2.25     5     10.25   2     754   5     12     359     1    79.91   59    8/1/07
CHARLESTON       365000     525000    359   70.19  2.25     5        10   2     705   5     12     359     1    70.11   59    8/1/07
COLUMBIA         340000     675000    359   50.37  2.25     5      10.5   2     679   5     12     359     1    50.31   59    8/1/07
NASHVILLE        455000     620000    357   73.51  2.25     5        11   2     720   5     12     357     3    73.29   57    6/1/07
KNOXVILLE        324500     370000    359   94.06  2.25     5    10.875   2     777   5     12     359     1    93.96   59    8/1/07
DALLAS           500000    1300000    357   38.46  2.25     5        11   2     672   5     12     357     3    38.34   57    6/1/07
COPPER CANYO     438000     771000    357   59.75  2.25     5    10.875   2     772   5     12     357     3    59.57   57    6/1/07
COPPELL          341600     445000    358   76.76  2.25     5     10.75   2     768   5     12     358     2     76.6   58    7/1/07
FAIRVIEW         508000     635000    358      80  2.25     5     10.25   2     765   5     12     358     2    79.82   58    7/1/07
MCKINNEY         450000     578000    358   78.58  2.25     5    10.625   2     637   5     12     358     2    78.41   58    7/1/07
PLANO            449600     594000    358      80  2.25     5     10.75   2     619   5     12     358     2    79.83   58    7/1/07
DALLAS           525000     800000    358   65.63  2.25     5     10.75   2     692   5     12     358     2    65.49   58    7/1/07
UNIVERSITY P     375600     472500    358      80  2.25     5        11   2     732   5     12     358     2    79.84   58    7/1/07
DALLAS           400000     566000    358   70.67  2.25     5    10.875   2     765   5     12     358     2    70.53   58    7/1/07
DALLAS           320250     430000    358   74.48  2.25     5     10.75   2     788   5     12     358     2    74.32   58    7/1/07
FRISCO           430000     540000    359    79.9  2.25     5      9.75   2     777   5     12     359     1     79.8   59    8/1/07
PLANO            442500     900000    359   49.17  2.25     5    10.625   2     705   5     12     359     1    49.12   59    8/1/07
PLANO            600000     990000    359   60.79  2.25     5        10   2     787   5     12     359     1    60.72   59    8/1/07
DALLAS           956700    1450000    359      70  2.25     5    10.875   2     628   5     12     359     1    69.93   59    8/1/07
HOUSTON          560000     700000    358      80  2.25     5      10.5   2     745   5     12     358     2    79.82   58    7/1/07
HOUSTON          337600     450000    358      80  2.25     5      10.5   2     806   5     12     357     2    79.71   58    7/1/07
SUGAR LAND       336930     435000    358   77.46  2.25     5    10.375   2     603   5     12     358     2    77.29   58    7/1/07
HOUSTON          909300    1310000    359      70  2.25     5    10.375   2     663   5     12     359     1    69.92   59    8/1/07
HOUSTON          340000     790000    359   43.98  2.25     5     10.25   2     773   5     12     359     1    43.93   59    8/1/07
HOUSTON          333500     425000    359   78.47  2.25     5    10.625   2     760   5     12     359     1    78.39   59    8/1/07
THE WOODLAND     360000     635000    359   56.96  2.25     5     9.875   2     797   5     12     358     1     56.8   59    8/1/07
THE WOODLAND     345600     440000    359      80  2.25     5     9.875   2           5     12     359     1     79.9   59    8/1/07
SUGAR LAND       396000     503000    359      80  2.25     5      10.5   2           5     12     359     1    79.91   59    8/1/07
ARLINGTON        505600     650000    358      80  2.25     5     10.75   2     788   5     12     358     2    79.83   58    7/1/07
CLIFTON          351920     440000    358      80  2.25     5    10.875   2     650   5     12     358     2    79.84   58    7/1/07
HERNDON          454000     570000    358      80  2.25     5    10.875   2     636   5     12     358     2    79.84   58    7/1/07
OAK HILL         375992     472000    358      80  2.25     5    10.125   2     743   5     12     358     2    79.81   58    7/1/07
OAKTON           444000     557000    358      80  2.25     5     10.75   2     744   5     12     358     2    79.83   58    7/1/07
VIENNA           444000     560000    358      80  2.25     5      10.5   2     817   5     12     358     2    79.82   58    7/1/07
RESTON           350000     560000    359    62.5  2.25     5     10.75   2     789   5     12     359     1    62.43   59    8/1/07
BURKE            369000     413000    359      90  2.25     5     10.75   2     720   5     12     359     1    89.91   59    8/1/07
FALLS CHURCH     650000     880000    359   73.86  2.25     5    10.875   2     624   5     12     359     1    73.78   59    8/1/07
OAKTON           323000     673000    359   47.99  2.25     5        11   2     738   5     12     359     1    47.94   59    8/1/07
VIENNA           532000     688000    359      80  2.25     5    10.625   2     770   5     12     359     1    79.91   59    8/1/07
LEESBURG         386000     517500    358   74.95  2.25     5     9.625   2     773   5     12     358     2    74.76   58    7/1/07
ASHBURN          335000     500000    359   71.82  2.25     5    10.875   2     734   5     12     359     1    71.75   59    8/1/07
ASHBURN          325000     415000    359   79.27  2.25     5     10.75   2     789   5     12     359     1    79.17   59    8/1/07
ASHBURN          357000     452000    359   79.71  2.25     5     9.875   2     764   5     12     359     1    79.61   59    8/1/07
SOUTH RIDING     356000     445000    359      80  2.25     5    10.625   2     657   5     12     359     1    79.91   59    8/1/07
LANSDOWNE        425861     640000    359   68.04  2.25     5     9.625   2     806   5     12     359     1    67.95   59    8/1/07
ALEXANDRIA       414000     900000    358      46  2.25     5     10.75   2     772   5     12     358     2     45.9   58    7/1/07
ALEXANDRIA       400000     810000    359      50  2.25     5      9.75   2     773   5     12     359     1    49.94   59    8/1/07
SAMMAMISH        484950     695000    359   69.78  2.25     5     10.25   2     734   5     12     359     1     69.7   59    8/1/07
REDMOND          520700     680000    358   76.57  2.25     5    10.875   2     726   5     12     358     2    76.41   58    7/1/07
SEATTLE          645000    1300000    358   52.23  2.25     5        11   2     682   5     12     358     2    52.13   58    7/1/07
SNOQUALMIE       500000     715000    359   70.64  2.25     5     10.25   2     790   5     12     359     1    70.56   59    8/1/07
SAMMAMISH        370000     525000    359   70.48  2.25     5        11   2     679   5     12     359     1    70.41   59    8/1/07
SAMMAMISH        520000     655000    359      80  2.25     5    10.125   2     727   5     12     359     1    79.91   59    8/1/07
DELAFIELD        327900     531000    359   61.75  2.25     5    10.875   2     699   5     12     359     1    61.69   59    8/1/07
WARWICK          455000     625000    359    72.8  2.25     5     9.875   2     781   5     12     359     1    72.71   59    8/1/07
FAIRFIELD        477600     600000    358      80  2.25     5    10.125   2     741   5     12     357     2    79.76   58    7/1/07
MONROE           434600     660000    359   65.85  2.25     5      10.5   2     804   5     12     359     1    65.78   59    8/1/07
MONROE           464000     590000    359      80  2.25     5     9.875   2     750   5     12     359     1     79.9   59    8/1/07
TRUMBULL         428000     535000    359      80  2.25     5    10.875   2     791   5     12     359     1    79.92   59    8/1/07
TRUMBULL         424000     530000    360      80  2.25     5      9.75   2     710   5     12     360     0       80   60    9/1/07
DARIEN           700000    1900000    359   36.84  2.25     5    10.375   2     755   5     12     359     1     36.8   59    8/1/07
GREENWICH        490000    3200000    359   15.31  2.25     5    10.625   2     791   5     12     359     1    15.29   59    8/1/07
NEW CANAAN       700000     875000    358      80  2.25     5    10.625   2     618   5     12     358     2    79.83   58    7/1/07
NEW CANAAN      1000000    2000000    358   52.91  2.25     5     10.25   2     772   5     12     358     2    52.79   58    7/1/07
NEW CANAAN       640000     962000    359   66.53  2.25     5     10.25   2     781   5     12     359     1    66.45   59    8/1/07
NORWALK          340000     368000    359   94.44  2.25     5     10.25   2     663   5     12     359     1    94.33   59    8/1/07
NORWALK          380000     536000    359    70.9  2.25     5    10.875   2     766   5     12     359     1    70.83   59    8/1/07
OLD GREENWIC     556000     695000    359      80  2.25     5     10.25   2     725   5     12     359     1    79.91   59    8/1/07
RIDGEFIELD       375000     540000    359   69.44  2.25     5      10.5   2     776   5     12     359     1    69.36   59    8/1/07
WESTPORT         497000     710000    359      70  2.25     5    10.875   2     765   5     12     359     1    69.93   59    8/1/07
WESTON           813000    1500000    359    54.2  2.25     5     10.75   2     732   5     12     359     1    54.14   59    8/1/07
REDDING          335000     662000    359    50.6  2.25     5    10.875   2     742   5     12     359     1    50.55   59    8/1/07
WILTON           385000     860000    359   44.77  2.25     5      10.5   2     779   5     12     359     1    44.72   59    8/1/07
WILTON           510000     785000    359   64.97  2.25     5      10.5   2     713   5     12     359     1     64.9   59    8/1/07
STAMFORD         480800     530000    357   90.72  2.25     5    10.875   2     794   5     12     357     3    90.44   57    6/1/07
LIVINGSTON       400000     670000    358    59.7  2.25     5        11   2     724   5     12     357     2    59.54   58    7/1/07
MOUNTAIN LAK     345850     515000    359   67.16  2.25     5    10.875   2     684   5     12     359     1    67.09   59    8/1/07
FRANKLIN LAK     855000    1462000    358   58.76  2.25     5    10.875   2     761   5     12     358     2    58.64   58    7/1/07
GLEN ROCK        393750     525000    359      75  2.25     5    10.375   2     766   5     12     359     1    74.92   59    8/1/07
CRESSKILL        445000     640000    359   69.53  2.25     5        11   2     742   5     12     359     1    69.46   59    8/1/07
RIVER VALE       749000     980000    359   76.43  2.25     5      10.5   2     787   5     12     359     1    76.35   59    8/1/07
MATAWAN          332900     370000    359      90  2.25     5    10.375   2     628   5     12     359     1     89.9   59    8/1/07
RANDOLPH         375000     610000    359   61.48  2.25     5    10.625   2     793   5     12     359     1    61.41   59    8/1/07
SUMMIT           850000    1685000    359   50.45  2.25     5     10.25   2     766   5     12     359     1    50.39   59    8/1/07
CHESTER          500000     825000    360   61.12  2.25     5     9.875   2     790   5     12     360     0    61.12   60    9/1/07
MADISON          399200     500000    359      80  2.25     5    10.875   2     670   5     12     359     1    79.92   59    8/1/07
MORRISTOWN       427000     625000    359   68.32  2.25     5    10.875   2     743   5     12     359     1    68.25   59    8/1/07
PRINCETON        370500     390000    359      95  2.25     5      10.5   2     679   5     12     359     1     94.9   59    8/1/07
PRINCETON        650000    1100000    359   59.09  2.25     5      10.5   2     726   5     12     359     1    59.03   59    8/1/07
WEST WINDSOR     472000     592000    358      80  2.25     5    10.875   2     738   5     12     358     2    79.84   58    7/1/07
ANNANDALE        537500     900000    359   59.72  2.25     5    10.875   2     679   5     12     343     1    58.66   59    8/1/07
CLINTON          506000     640000    359      80  2.25     5    10.625   2     773   5     12     359     1    79.91   59    8/1/07
FLEMINGTON       475000     635000    358   76.39  2.25     5     10.75   2     781   5     12     358     2    76.23   58    7/1/07
FLEMINGTON       532000     665000    359      80  2.25     5      9.75   2     720   5     12     359     1     79.9   59    8/1/07
RARITAN          469800     522000    359      90  2.25     5      10.5   2     726   5     12     359     1     89.9   59    8/1/07
YORKTOWN HEI     453600     567000    359      80  2.25     5      10.5   2     781   5     12     359     1    79.91   59    8/1/07
PELHAM           412800     516000    359      80  2.25     5        11   2     703   5     12     359     1    79.92   59    8/1/07
NEWTOWN          439920     550000    358      80  2.25     5    10.375   2     621   5     12     358     2    79.82   58    7/1/07
CHURCHVILLE      400000     640500    359   62.46  2.25     5        11   2     673   5     12     358     1    62.32   59    8/1/07
BRYN MAWR        395600     495000    359      80  2.25     5    10.375   2     728   5     12     359     1    79.91   59    8/1/07
YARDLEY          388800     487000    359      80  2.25     5         9   2     755   5     12     359     1    79.88   59    8/1/07
GLEN MILLS       540000     685000    359      80  2.25     5      9.75   2     767   5     12     359     1     79.9   59    8/1/07
BETHESDA         621600     777000    358      80  2.25     5     10.75   2     758   5     12     358     2    79.83   58    7/1/07
BETHESDA         882800    1450000    359   60.88  2.25     5    10.875   2     704   5     12     359     1    60.82   59    8/1/07
GAITHERSBURG     500000     625000    358      80  2.25     5     10.75   2     633   5     12     358     2    79.83   58    7/1/07
CARY             368525     482000    359      80  2.25     5      10.5   2     650   5     12     359     1    79.91   59    8/1/07
CHARLOTTE        347250     463000    358      75  2.25     5        11   2     699   5     12     358     2    74.83   58    7/1/07
CHARLOTTE        383100     907000    358   42.24  2.25     5    10.875   2     697   5     12     358     2    42.15   58    7/1/07
CHARLOTTE        396000     560000    359   70.71  2.25     5     10.75   2     706   5     12     357     1    70.46   59    8/1/07
ATLANTA          303200     635000    358   47.75  2.25     5     10.75   2     758   5     12     358     2    47.65   58    7/1/07
ATLANTA          620000    1450000    358   44.29  2.25     5    10.875   2     811   5     12     358     2     44.2   58    7/1/07
ATLANTA          346750     373000    359      95  2.25     5      10.5   2     746   5     12     359     1    94.87   59    8/1/07
ATLANTA          568000     728000    359      80  2.25     5     9.625   2     682   5     12     359     1     79.9   59    8/1/07
ATLANTA         1000000    1675000    359    59.7  2.25     5        10   2     809   5     12     359     1    59.63   59    8/1/07
ATLANTA         1000000    1485000    358   67.34  2.25     5     10.25   2     742   5     12     358     2    67.19   58    7/1/07
MAITLAND         375000     477000    358   78.95  2.25     5    10.875   2     742   5     12     358     2    78.79   58    7/1/07
CORAL GABLES     580000     900000    358   64.44  2.25     5    10.625   2     766   5     12     358     2     64.3   58    7/1/07
PINECREST        650000    1050000    358   63.41  2.25     5        11   2     726   5     12     358     2    63.28   58    7/1/07
WELLINGTON       560000     850000    359   65.88  2.25     5    10.875   2     650   5     12     359     1    65.81   59    8/1/07
WEST CHESTER     440900     490000    359      90  2.25     5     10.25   2     709   5     12     359     1     89.9   59    8/1/07
CINCINNATI       472000     590000    359      80  2.25     5     9.875   2     794   5     12     359     1     79.9   59    8/1/07
MADEIRA          448000     563000    358      80  2.25     5    10.875   2     739   5     12     358     2    79.84   58    7/1/07
ANN ARBOR        475000     730000    359   66.43  2.25     5    10.125   2     652   5     12     359     1    66.35   59    8/1/07
NORTHVILLE       490000     674000    359   73.03  2.25     5    10.625   2     730   5     12     359     1    72.95   59    8/1/07
NORTHVILLE       429484     537000    359      80  2.25     5      10.5   2     670   5     12     359     1    79.91   59    8/1/07
ROCHESTER HI     342000     436000    359      80  2.25     5        10   2     673   5     12     359     1     79.9   59    8/1/07
STILLWATER       400000     500000    359      80  2.25     5        10   2     792   5     12     359     1     79.9   59    8/1/07
SHOREWOOD        365000     645000    359   56.59  2.25     5    10.375   2     823   5     12     359     1    56.53   59    8/1/07
EDEN PRAIRIE     387600     485000    359      80  2.25     5    10.375   2     730   5     12     359     1    79.91   59    8/1/07
GLENVIEW         364432     456000    359      80  2.25     5        11   2     690   5     12     359     1    79.92   59    8/1/07
NORTHBROOK       340000     430000    359   79.07  2.25     5        11   2     679   5     12     359     1    78.99   59    8/1/07
NORTHBROOK       400000     735000    359   55.17  2.25     5    10.375   2     801   5     12     359     1    55.11   59    8/1/07
ELMHURST         400000     631000    359   63.49  2.25     5     9.625   2     786   5     12     357     1    63.26   59    8/1/07
GLEN ELLYN       626000     833000    359   75.79  2.25     5        10   2     726   5     12     359     1     75.7   59    8/1/07
GLEN ELLYN       605000     925000    359   65.41  2.25     5     10.75   2     756   5     12     359     1    65.34   59    8/1/07
TINLEY PARK      325000     380000    359   85.53  2.25     5    10.875   2     747   5     12     359     1    85.44   59    8/1/07
HINSDALE         900000    1400000    358   64.29  2.25     5        11   2     761   5     12     358     2    64.16   58    7/1/07
HINSDALE         500000     730000    359   68.49  2.25     5     10.75   2     774   5     12     359     1    68.42   59    8/1/07
WESTMONT         335000     610000    359   54.92  2.25     5     10.75   2     627   5     12     359     1    54.86   59    8/1/07
NAPERVILLE       375000     525000    358   71.43  2.25     5    10.875   2     685   5     12     358     2    71.28   58    7/1/07
CHICAGO          488000     615000    358   79.35  2.25     5    10.875   2     734   5     12     358     2    79.19   58    7/1/07
WESTMINSTER      387200     485000    359      80  2.25     5        10   2     705   5     12     359     1     79.9   59    8/1/07
CHANDLER         425000     610000    358   72.03  2.25     5    10.375   2     667   5     12     358     2    71.87   58    7/1/07
SCOTTSDALE       688000     860000    359      80  2.25     5      9.75   2     707   5     12     359     1     79.9   59    8/1/07
SCOTTSDALE       346500     560000    359   61.88  2.25     5    10.625   2     789   5     12     359     1    61.81   59    8/1/07
SCOTTSDALE       365000     565000    359    64.6  2.25     5    10.125   2     707   5     12     359     1    64.52   59    8/1/07
LAKE OSWEGO      552000     755000    359      80  2.25     5     9.875   2     703   5     12     359     1     79.9   59    8/1/07
BELLEVUE         500000     750000    359   66.67  2.25     5     10.75   2     747   5     12     359     1     66.6   59    8/1/07
BELLEVUE         500000     690000    359   72.46  2.25     5     10.75   2     688   5     12     359     1    72.38   59    8/1/07
REDMOND          480000     685000    358   70.07  2.25     5    10.375   2     702   5     12     358     2    69.91   58    7/1/07
SEATTLE          175000     255000    359   68.63  2.25     5    10.875   2     618   5     12     359     1    68.56   59    8/1/07
SEATTLE          461900     660000    358   69.98  2.25     5        11   2     636   5     12     358     2    69.84   58    7/1/07
LUTZ             550000    1000000    359   56.41  2.25     5    10.875   2     798   5     12     359     1    56.35   59    8/1/07
LOS ANGELES      495000     925000    350   53.51  2.25     5     10.75   2     715   5     12            10     53.5   50   11/1/06
LOS ANGELES      975000    2250000    351   43.33  2.25     5        11   2     760   5     12             9    43.33   51   12/1/06
MALIBU           583000     730000    351   79.86    2      5    10.875   2     798   5     12             9    79.86   51   12/1/06
RANCHO PALO      461000     610000    352   75.57  2.25     5     10.75   2     717   5     12             8    75.57   52    1/1/07
RANCHO PALO     1000000     195000    352   51.28  2.25     5    10.875   2     702   5     12             8    51.28   52    1/1/07
SANTA MONIC      705000    1500000    352      47  2.25     5        11   2     791   5     12             8       47   52    1/1/07
MALIBU           575040     975000    352   58.97  2.25     5     10.75   2     762   5     12             8    58.97   52    1/1/07
LA(PACIF PA      500000     960000    355   52.08  2.25     5        11   2     700   5     12             5    52.08   55    4/1/07
VILLA PARK       517000     775000    352    66.7  2.25     5      10.5   2     742   5     12             8     66.7   52    1/1/07
SAN CLEMENT      750000     985000    352   76.14  2.25     5    10.875   2     618   5     12             8    76.14   52    1/1/07
SAN CLEMENT      912000    1500000    353    60.8  2.25     5     10.75   2     781   5     12             7     60.8   53    2/1/07
ORANGE           458000     850000    354   53.88  2.25     5        11   2     804   5     12             6    53.88   54    3/1/07
LA QUINTA       2225000    4000000    354   55.62  2.25     5     10.75   2     767   5     12             6    55.62   54    3/1/07
RANCHO SANT      783000    1715000    352   45.65  2.25     5     10.75   2     711   5     12             8    45.65   52    1/1/07
LOS ALTOS       1100000    3750000    351   29.33  2.25     5        11   2     757   5     12             9    29.33   51   12/1/06
LOS ALTOS       1023000    3400000    353   30.08  2.25     5    10.875   2     772   5     12             7    30.08   53    2/1/07
LOS ALTOS H     1205128    3175000    354   37.95  2.25     5        11   2     727   5     12             6    37.95   54    3/1/07
SARATOGA         650000    1350000    355   48.14  2.25     5    10.875   2     767   5     12             5    48.14   55    4/1/07
SAN FRANCIS      481000     590000    351   81.52  2.25     5    10.875   2     751   5     12             9    81.52   51   12/1/06
SAN FRANCIS      675000    1800000    351    37.5  2.25     5    10.875   2     759   5     12             9     37.5   51   12/1/06
SAN FRANCIS      550000     700000    355   78.68  2.25     5        11   2     763   5     12             5    78.68   55    4/1/07
PLEASANTON       738100    1800000    352      41  2.25     5        11   2     746   5     12             8       41   52    1/1/07
OAKLAND          400000     955000    357   41.88    2      5     10.75   2     721   5     12             3    41.88   57    6/1/07
FREMONT          362000     495000    351   73.13  2.25     5    10.875   2     594   5     12             9    73.13   51   12/1/06
FREMONT          384000     480000    359      80    2      5     10.25   2           5     12             1       80   59    8/1/07
OAKLAND          403000     875000    352   46.05  2.25     5     10.75   2     783   5     12             8    45.91   52    1/1/07
CONCORD          364000     470000    351   77.44  2.25     5    10.875   2     710   5     12             9    77.44   51   12/1/06
SAN RAMON        408000     510000    358      80    2      5      10.5   2           5     12             2       80   58    7/1/07
DANVILLE         600000     750000    353      80  2.25     5    10.875   2     667   5     12             7       80   53    2/1/07
DANVILLE         425000     915000    352   46.44  2.25     5    10.625   2     787   5     12             8    46.44   52    1/1/07
DANVILLE         567500    1050000    352   54.04  2.25     5     10.75   2     791   5     12             8    54.04   52    1/1/07
MANHATTAN B      372000     465000    351      80  2.25     5    10.875   2     692   5     12             9       80   51   12/1/06
LOS ANGELES     1000000    1450000    350   68.96  2.25     5    10.875   2     776   5     12            10    68.96   50   11/1/06
LOS ANGELES      366000     700000    352   52.28  2.25     5    10.875   2     777   5     12             8    52.28   52    1/1/07
PALOS VERDE      683500    2300000    352   29.71  2.25     5        11   2     667   5     12             8    29.71   52    1/1/07
CARMEL           499000     800000    352   62.37  2.25     5     10.75   2     770   5     12             8    62.37   52    1/1/07
CARMEL           390000     890000    352   43.82  2.25     5    10.875   2     774   5     12             8    43.82   52    1/1/07
SAN RAFAEL       580000     725000    351      80  2.25     5    10.875   2     624   5     12             9       80   51   12/1/06
TIBURON          427000    1100000    351   38.81  2.25     5    10.875   2     791   5     12             9    38.81   51   12/1/06
NOVATO           780000    1430000    351   54.54  2.25     5        11   2     667   5     12             9    54.54   51   12/1/06
SAUSALITO        850000    1500000    352   56.66  2.25     5     10.75   2     754   5     12             8    56.66   52    1/1/07
MILL VALLEY      750000    1700000    353   44.11    2      5    10.875   2     780   5     12             7    44.11   53    2/1/07
BELVEDERE        300701    1350000    354   22.27  2.25     5    10.875   2     789   5     12             6    22.27   54    3/1/07
BELVEDERE        349000    1800000    355   19.38  2.25     5        11   2     793   5     12             5    19.38   55    4/1/07
SAINT HELEN      620000    1200000    354   51.66  2.25     5     10.75   2     647   5     12             6    51.66   54    3/1/07
RANCHO SANT      440000     680000    352    64.7    2      5    10.625   2     788   5     12             8     64.7   52    1/1/07
DANA POINT      1000000    1250000    353      80    2      5      10.5   2     731   5     12             7       80   53    2/1/07
SAN JUAN CA      750000    1155000    351   64.93  2.25     5        11   2     775   5     12             9    64.93   51   12/1/06
LAGUNA NIGU      510000     850000    355      60  2.25     5        11   2     743   5     12             5       60   55    4/1/07
LAGUNA NIGU     1197000    1725000    358      70  2.25     5      10.5   2           5     12             2       70   58    7/1/07
LAGUNA HILL      981000    1920000    353   51.09  2.25     5     10.75   2     746   5     12             7    51.09   53    2/1/07
NEWPORT BEA      400000    1425000    352   28.07  2.25     5    10.875   2     733   5     12             8    28.07   52    1/1/07
SAN JOSE        1047600    2000000    351   52.38  2.25     5        11   2     638   5     12             9    52.38   51   12/1/06
SAN MARTIN       480000     625000    355      80  2.25     5    10.875   2     720   5     12             5       80   55    4/1/07
CUPERTINO        400000    1300000    352   30.76  2.25     5        11   2     775   5     12             8    30.76   52    1/1/07
LOS GATOS        660000     830000    354      80  2.25     5    10.875   2     757   5     12             6       80   54    3/1/07
FOSTER CITY      485000     710000    359    68.3    2      5     10.25   2           5                    1     68.3   59    8/1/07
MODESTO          525000     685000    354   76.64  2.25     5        11   2     667   5     12             6    76.64   54    3/1/07
SANTA BARBA      590000    1300000    355   45.38  2.25     5        11   2     789   5     12             5    45.38   55    4/1/07
THOUSAND OA      333600     417000    350      80  2.25     5        11   2     752   5     12            10       80   50   11/1/06
AGOURA HILL      468000     585000    351      80  2.25     5    10.875   2     747   5     12             9       80   51   12/1/06
THOUSAND OA      340500     640000    351    53.2    2      5     10.75   2     782   5     12             9     53.2   51   12/1/06
THOUSAND OA      407000    4000000    351   10.17  2.25     5    10.875   2     648   5     12             9    10.17   51   12/1/06
THOUSAND OA      750000    1275000    351   58.82  2.25     5     10.75   2     795   5     12             9    58.82   51   12/1/06
OAK PARK         350500     705000    352   49.71  2.25     5     10.75   2     606   5     12             8    49.71   52    1/1/07
AGOURA HILL      724300    1300000    354   55.71  2.25     5        11   2     737   5     12             6    55.71   54    3/1/07
WESTLAKE VI      325000     490000    355   66.32  2.25     5        11   2     746   5     12             5    66.32   55    4/1/07
GREENWICH       1100000    6300000    359   17.46  2.25     5     10.75   2           5     12             1    17.46   59    8/1/07
SANIBEL          407000     800000    350   50.87  2.25     5        11   2     768   5     12            10    50.87   50   11/1/06
OSPREY           481912    1175000    352   41.01  2.25     5    10.875   2     800   5     12             8    41.01   52    1/1/07
SARASOTA         478400     598000    352      80  2.25     5    10.875   2     750   5     12             8    78.94   52    1/1/07
ATLANTA          375000     925000    352   40.54  2.25     5    10.625   2     789   5     12             8    40.54   52    1/1/07
DUNWOODY         373000     485000    353    76.9  2.25     5        11   2     705   5     12             7    76.46   53    2/1/07
CHICAGO         1525116    3000000    359   50.83  2.25     5    10.875   2           5     12             1    50.83   59    8/1/07
LEWISTON         320000     405000    351      80  2.25     5        11   2     789   5     12             9       80   51   12/1/06
KETCHUM          590000    1505000    350    39.2  2.25     5    10.875   2     696   5     12            10     39.2   50   11/1/06
LONGBOAT KE      900000    1400000    351   64.28  2.25     5        11   2     801   5     12             9    64.28   51   12/1/06
ELY              465000     775000    351      60  2.25     5        11   2     668   5     12             9       60   51   12/1/06
VERO BEACH       409000    2250000    352   18.17  2.25     5        11   2     779   5     12             8    18.17   52    1/1/07
GALVESTON        402400     503000    351      80  2.25     5        11   2     678   5     12             9    79.98   51   12/1/06
ELDORADO SP      350000     550000    352   63.63  2.25     5    10.875   2     767   5     12             8    63.63   52    1/1/07
STATELINE        450000    1050000    352   42.85  2.25     5    10.875   2     702   5     12             8    42.85   52    1/1/07
JACKSON          350000     615000    354   56.91  2.25     5    10.875   2     794   5     12             6    56.91   54    3/1/07
SANTA FE         370000     475000    355   77.89  2.25     5    10.875   2     703   5     12             5    77.89   55    4/1/07
MCHENRY          464000     580000    359      80    2      5     10.25   2           5     12             1       80   59    8/1/07
COLUMBIA         752200    1350000    352   55.71  2.25     5    10.875   2     687   5     12             8    55.71   52    1/1/07
FLOWER MOUN      438400     548000    349      80  2.25     5        11   2     801   5     12            11       80   49   10/1/06
DALLAS           396000     505000    351      80  2.25     5        11   2     761   5     12             9       80   51   12/1/06
DALLAS           546900     815000    352    67.1  2.25     5    10.875   2     795   5     12             8     67.1   52    1/1/07
GREAT FALLS      520000     650000    357      80    2      5        11   2     755   5     12             3    79.38   57    6/1/07
GUILFORD         520000     775000    353   67.09  2.25     5    10.875   2     737   5     12             7    67.09   53    2/1/07
CHEVY CHASE      495000     885000    351   55.93  2.25     5        11   2     736   5     12             9    55.93   51   12/1/06
ANNAPOLIS        689000     900000    351   76.55  2.25     5        11   2     767   5     12             9    76.55   51   12/1/06
CHARLOTTE        750000    1000000    354   79.78    2      5    10.375   2     733   5     12             6    79.78   54    3/1/07
ATLANTA          466000     785000    350   59.36  2.25     5    10.875   2     753   5     12            10    47.44   50   11/1/06
JUPITER          560000     810000    350   69.13    2      5      10.5   2     615   5     12            10    69.13   50   11/1/06
BLOOMFIELD       900000    1600000    351   56.25  2.25     5        11   2     801   5     12             9    56.25   51   12/1/06
SCOTTSDALE       500000     720000    348   69.44  2.25     5    10.875   2     766   5     12            12    69.44   48    9/1/06
KENT             344000     460000    353   74.78  2.25     5    10.875   2     703   5     12             7    74.78   53    2/1/07
SEATTLE          399000     420000    358      95    2      5    10.625   2           5     12             2       95   58    7/1/07


city              amort   t30          fromdeal                  amortx          indexlit    oterm   pprterm     milit2     ratebkt
PALO ALTO                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CASTRO VALLE               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
AURORA                     0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PARADISE VAL               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEWPORT COAS               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CLEMENTE               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
YORBA LINDA                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CAMPBELL                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC     GD 3YR    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC     GD 2YR    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CASTRO VALLE               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ANTIOCH                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BRENTWOOD                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMO                      0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMO            GD 3YR    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EL DORADO HI               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ARCADIA                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MARINO                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MISSION VIEJ               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COTO DE CAZA               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE         GD 2YR    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARLSBAD                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LA JOLLA                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PACIFICA                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HALF MOON BA     GD 2YR    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BELMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MATEO                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MENLO PARK                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA BARBAR               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WHEAT RIDGE                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HIGHLANDS RA               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WILMINGTON                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NAPLES                     0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
LITHIA                     0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     TRIAD        LT 6.10
MARIETTA                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARMEL                     0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ZIONSVILLE                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LEXINGTON                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GERMANTOWN                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTMINSTER      GD 4YR    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
WOODBURY                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
VICTORIA                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     UGRIC        LT 6.10
JERSEY CITY                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     UGRIC        LT 6.10
RINGOES                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LEONARDTOWN                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RICHMOND                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BELVILLE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOUISVILLE                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CLAYTON          GD 2YR    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SOUTHLAKE                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BROOMFIELD                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COLORADO SPR               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WILLISTOWN T               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORTH KINGST               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LEWISVILLE                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FRISCO                     0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     TRIAD        LT 6.10
HOUSTON                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CLIFTON                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ASHBURN                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
SAMMAMISH                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SEATTLE                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAMMAMISH                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GLASTONBURY                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DARIEN                     0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORWALK                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
STAMFORD                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTFIELD                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WAYNE            FX 2YR    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOORESTOWN                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GARDEN CITY                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BETHESDA                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHARLOTTE                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLYMOUTH                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BLOOMFIELD T               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAINT PAUL                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DELLWOOD                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLYMOUTH                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HINSDALE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHICAGO                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PORTLAND                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SEATTLE                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHULA VISTA                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RANCHO SANTA               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EL GRANADA                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MONTARA                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CAMPBELL                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
FREMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LA CANADA FL               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAUSALITO                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NAPA                       0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILPITAS                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORGAN HILL                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARLSBAD                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     MGIC         LT 6.10
REDWOOD CITY               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LONETREE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CORAL SPRING               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALPHARETTA                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALPHARETTA                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PEACHTREE CI               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOSTON                     0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WINTHROP                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HUDSON                     0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WELLESLEY                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GRAFTON                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUMMERFIELD                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ENGLEWOOD CL               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
IRVINGTON                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SOUTH SALEM                0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
OXFORD                     0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BETHLEHEM                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
SAINT CHARLE               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NIWOT                      0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TELLURIDE                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BRYN MAWR                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FURLONG                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BRENTWOOD                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DALLAS                     0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAMMAMISH                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FAIRFIELD                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
NEW CANAAN                 0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OLD GREENWIC               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
STAMFORD                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MENDHAM                    0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHARLOTTE                  0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOVELAND                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EDEN PRAIRIE               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EVANSTON                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HINSDALE                   0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORTH ANDOVE               0   Wells July 16 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HOOVER                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     TRIAD        LT 6.10
BIRMINGHAM                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ELBERTA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     TRIAD        LT 6.10
PHOENIX                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TUCSON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TUCSON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMEDA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMEDA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMEDA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RANCHO PALOS               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BEVERLY HILL               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDONDO BEAC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SHERMAN OAKS               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WEST HOLLYWO               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BEVERLY HILL               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DOWNEY                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HERMOSA BEAC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HERMOSA BEAC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MALIBU                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PACIFIC PALI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PACIFIC PALI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RANCHO PALOS               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RANCHO PALOS               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA MONICA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA MONICA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA MONICA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CALABASAS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CALABASAS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CALABASAS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
STUDIO CITY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ROSS                       0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
AROMAS                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
AROMAS                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
IRVINE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CORONA DEL M               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CLEMENTE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CLEMENTE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TUSTIN                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ORANGE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ORANGE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
IRVINE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
IRVINE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
IRVINE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
IRVINE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CORONA DEL M               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CORONA DEL M               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEWPORT COAS               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CLEMENTE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
YORBA LINDA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
YORBA LINDA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TAHOE VISTA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UPLAND                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAKE ARROWHE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LA HONDA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MONTARA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS HI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CAMPBELL                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CAMPBELL                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS HI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS HI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ALTOS HI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EAST PALO AL               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
STANFORD                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
STANFORD                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CAMPBELL                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CAMPBELL                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CAMPBELL                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CAMPBELL                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARATOGA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN FRANCISC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HAYWARD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HAYWARD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EMERYVILLE                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIVERMORE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIVERMORE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIVERMORE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIVERMORE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIVERMORE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIVERMORE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIVERMORE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIVERMORE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIVERMORE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIVERMORE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEWARK                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN LEANDRO                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEWARK                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEWARK                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN LEANDRO                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNION CITY                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNION CITY                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNION CITY                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNION CITY                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNION CITY                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNION CITY                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNION CITY                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNION CITY                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNION CITY                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DUBLIN                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DUBLIN                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DUBLIN                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DUBLIN                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DUBLIN                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DUBLIN                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HAYWARD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALBANY                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BERKELEY                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CASTRO VALLE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CASTRO VALLE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FREMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BERKELEY                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BERKELEY                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BERKELEY                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RICHMOND                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MARTINEZ                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RICHMOND                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANT HIL               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CLAYTON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CONCORD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CONCORD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLEASANT HIL               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BYRON                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAMON        GD 3YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WALNUT CREEK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORAGA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORAGA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DANVILLE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAFAYETTE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAFAYETTE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAFAYETTE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAFAYETTE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAFAYETTE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORAGA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORAGA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORAGA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORAGA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORAGA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMO                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMO                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMO                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMO                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMO                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALAMO                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ORINDA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ORINDA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ORINDA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EL DORADO HI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PASADENA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COVINA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN PEDRO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GLENDALE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
VENICE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MANHATTAN BE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MANHATTAN BE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MANHATTAN BE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MANHATTAN BE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MANHATTAN BE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MANHATTAN BE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MANHATTAN BE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MANHATTAN BE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PASADENA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TORRANCE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDONDO BEAC     GD 3YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDONDO BEAC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDONDO BEAC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDONDO BEAC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDONDO BEAC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA MONICA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARMEL                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARMEL                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAFAEL                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAFAEL                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAFAEL                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAFAEL                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILL VALLEY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILL VALLEY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAFAEL                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAFAEL                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN RAFAEL                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TIBURON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CORTE MADERA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILL VALLEY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILL VALLEY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILL VALLEY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NOVATO                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NOVATO                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NOVATO                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NOVATO                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN ANSELMO                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NAPA                       0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MISSION VIEJ               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HUNTINGTON B               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MISSION VIEJ               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MISSION VIEJ               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAKE FOREST                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COTO DE CAZA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COTO DE CAZA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TRABUCO CANY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DOVE CANYON                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ANAHEIM                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ANAHEIM                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAGUNA NIGUE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SEAL BEACH                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JUAN CAP               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAGUNA NIGUE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAGUNA NIGUE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HUNTINGTON B               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAGUNA HILLS               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HUNTINGTON B               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HUNTINGTON B               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAGUNA BEACH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAGUNA BEACH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEWPORT BEAC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEWPORT BEAC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ROSEVILLE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CRUZ                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
APTOS                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CAPITOLA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SCOTTS VALLE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RANCHO CUCAM               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GILROY                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GILROY                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GILROY                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GILROY                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA      GD 4YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILPITAS                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILPITAS                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILPITAS                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILPITAS                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILPITAS                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILPITAS                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILPITAS                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILPITAS                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA CLARA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORGAN HILL                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORGAN HILL                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORGAN HILL                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORGAN HILL                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORGAN HILL                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE         GD 3YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN VIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUNNYVALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALO ALTO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CUPERTINO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MONTE SERENO               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS        GD 3YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE         GD 4YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MONTE SERENO               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS GATOS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN JOSE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OCEANSIDE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
VISTA            I/O       0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
VALLEY CENTE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEOG                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARDIFF                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARLSBAD                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARLSBAD         GD 1YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARLSBAD                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARLSBAD                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ENCINITAS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ENCINITAS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ENCINITAS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SOLANA BEACH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DEL MAR                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LA JOLLA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN DIEGO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TRACY                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ATASCADERO                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN LUIS OBI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ARROYO GRAND               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DALY CITY                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN BRUNO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PACIFICA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN BRUNO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN BRUNO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SOUTH SAN FR               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SOUTH SAN FR               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SOUTH SAN FR               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HALF MOON BA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HALF MOON BA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HALF MOON BA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HALF MOON BA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MATEO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MATEO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MATEO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILLBRAE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FOSTER CITY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BELMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BELMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BELMONT                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILLBRAE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILLBRAE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FOSTER CITY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FOSTER CITY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FOSTER CITY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FOSTER CITY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FOSTER CITY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FOSTER CITY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FOSTER CITY                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MENLO PARK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MENLO PARK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CARLOS                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CARLOS                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CARLOS                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CARLOS                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MENLO PARK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MENLO PARK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MENLO PARK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MENLO PARK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MENLO PARK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MENLO PARK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CARLOS                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CARLOS                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN CARLOS                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HILLSBOROUGH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MATEO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MATEO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BURLINGAME                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HILLSBOROUGH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HILLSBOROUGH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BURLINGAME                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BURLINGAME                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BURLINGAME                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BURLINGAME                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ATHERTON                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PORTOLA VALL               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PORTOLA VALL               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WOODSIDE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDWOOD CITY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MATEO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MATEO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MATEO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAN MATEO                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PETALUMA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA ROSA                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SONOMA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA ROSA                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SEBASTOPOL                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARMICHAEL                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GOLD RIVER                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA YNEZ                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA BARBAR               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GOLETA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SANTA YNEZ                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
THOUSAND OAK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
THOUSAND OAK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOORPARK                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
THOUSAND OAK     GD 3YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
AGOURA HILLS               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAK PARK                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAK PARK                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DAVIS                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DAVIS                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DENVER                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CASTLE ROCK                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LITTLETON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LONE TREE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HIGHLANDS RA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HIGHLANDS RA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LITTLETON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GOLDEN                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EVERGREEN                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WASHINGTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WASHINGTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WASHINGTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WASHINGTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PARKLAND                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PARKLAND                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLANTATION                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FORT LAUDERD               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORTH MIAMI                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     RMIC         LT 6.10
JACKSONVILLE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TAMPA                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FORT MYERS B               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
KEY WEST                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DELRAY BEACH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PALM HARBOR                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SARASOTA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CELEBRATION                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
PONTE VEDRA                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LONGBOAT KEY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BRADENTON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LONGBOAT KEY               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALPHARETTA                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALPHARETTA                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
ALPHARETTA                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALPHARETTA                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALPHARETTA                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MABLETON                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PEACHTREE CI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MABLETON                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WINNETKA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTERN SPRI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHICAGO                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHICAGO                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHICAGO                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAK BROOK                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAK BROOK                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAK BROOK                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAK BROOK                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BURR RIDGE                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORTH BARRIN               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BARRINGTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GURNEE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HIGHLAND PAR               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HIGHLAND PAR               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAKE FOREST                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LIBERTYVILLE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GENEVA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
SAINT CHARLE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GRANGER                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARMEL                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEWTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEWTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BROOKLINE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOSTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOSTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOSTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOSTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOSTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOSTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOSTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOSTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LEXINGTON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LEXINGTON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORTH EASTON     GD 2YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ACTON                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ACTON                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ACTON                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HOPKINTON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BEDFORD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BEDFORD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BEDFORD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTFORD                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILFORD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SHARON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUDBURY                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SEEKONK          GD 3YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WELLESLEY                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WELLESLEY                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WELLESLEY                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NATICK                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ANDOVER                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HANOVER                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ELLICOTT                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ELLICOTT CIT               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKLAND TOWN               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NOVI                       0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MINNEAPOLIS                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EDEN PRAIRIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MINNEAPOLIS                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MINNEAPOLIS                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
LEAWOOD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OLATHE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LENEXA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUMMERFIELD                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHAPEL HILL                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HOBOKEN                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ASBURY                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HILLSBOROUGH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MANHASSET                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COLD SPRING                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEW YORK                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEW YORK                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEW YORK                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MANHATTAN                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MILFORD                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GLEN ALLEN                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ROANOKE                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CLARKSON VAL     GD 2YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CLAYTON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAINT LOUIS                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNIVERSITY C     GD 2YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LITTLE ROCK                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COLLEYVILLE                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SOUTHLAKE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOULDER                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NANTUCKET                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COOPERSBURG                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GLEN ALLEN                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
VIENNA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     RMIC         LT 6.10
BETTENDORF                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ROCHESTER                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHESTERFIELD               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ST LOUIS                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ST. LOUIS                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COLLEYVILLE                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SOUTHLAKE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ROUND ROCK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
AUSTIN                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MONUMENT                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BOULDER                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LONGMONT                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FORT COLLINS               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FORT COLLINS               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EAGLE                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CANNON BEACH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BENTLEYVILLE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SHAKER HEIGH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COLUMBUS                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHAGRIN FALL               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DOYLESTOWN                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PHOENIXVILLE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GLADWYNE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PHILADELPHIA               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHARLESTON       GD 3YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COLUMBIA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NASHVILLE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
KNOXVILLE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
DALLAS                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COPPER CANYO               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
COPPELL                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FAIRVIEW                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MCKINNEY                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLANO                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DALLAS                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
UNIVERSITY P               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DALLAS                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DALLAS                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FRISCO                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLANO                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PLANO                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DALLAS                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HOUSTON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HOUSTON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUGAR LAND                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HOUSTON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HOUSTON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HOUSTON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
THE WOODLAND               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
THE WOODLAND               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUGAR LAND                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ARLINGTON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CLIFTON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HERNDON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAK HILL                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
VIENNA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RESTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BURKE                      0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
FALLS CHURCH               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OAKTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
VIENNA                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LEESBURG                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ASHBURN                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ASHBURN                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ASHBURN                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SOUTH RIDING               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LANSDOWNE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALEXANDRIA                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ALEXANDRIA                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAMMAMISH                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDMOND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SEATTLE                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SNOQUALMIE                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAMMAMISH                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SAMMAMISH        GD 3YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DELAFIELD                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WARWICK                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FAIRFIELD                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MONROE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MONROE                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TRUMBULL                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TRUMBULL                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
DARIEN                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GREENWICH                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEW CANAAN                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEW CANAAN                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEW CANAAN                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORWALK                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     PMI          LT 6.10
NORWALK                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
OLD GREENWIC               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RIDGEFIELD                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTPORT                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDDING                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WILTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WILTON                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
STAMFORD         GD 5YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     TRIAD        LT 6.10
LIVINGSTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MOUNTAIN LAK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FRANKLIN LAK               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GLEN ROCK                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CRESSKILL                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RIVER VALE       GD10YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MATAWAN                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     PMI          LT 6.10
RANDOLPH                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SUMMIT                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHESTER                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MADISON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MORRISTOWN                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PRINCETON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
PRINCETON                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WEST WINDSOR               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ANNANDALE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CLINTON                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FLEMINGTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
FLEMINGTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
RARITAN                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     UGRIC        LT 6.10
YORKTOWN HEI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PELHAM                     0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NEWTOWN                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHURCHVILLE                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BRYN MAWR                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
YARDLEY                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GLEN MILLS                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BETHESDA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BETHESDA                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GAITHERSBURG               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CARY             GD 3YR    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHARLOTTE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHARLOTTE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHARLOTTE                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ATLANTA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ATLANTA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ATLANTA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     TRIAD        LT 6.10
ATLANTA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ATLANTA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ATLANTA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MAITLAND                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CORAL GABLES               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
PINECREST                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WELLINGTON                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WEST CHESTER               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     AMERIN       LT 6.10
CINCINNATI                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
MADEIRA                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ANN ARBOR                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORTHVILLE                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORTHVILLE                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ROCHESTER HI               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
STILLWATER                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SHOREWOOD                  0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
EDEN PRAIRIE               0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GLENVIEW                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORTHBROOK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NORTHBROOK                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
ELMHURST                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GLEN ELLYN                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
GLEN ELLYN                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
TINLEY PARK                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     UGRIC        LT 6.10
HINSDALE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
HINSDALE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTMONT                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
NAPERVILLE                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHICAGO                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
WESTMINSTER                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
CHANDLER                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SCOTTSDALE                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SCOTTSDALE                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SCOTTSDALE                 0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LAKE OSWEGO                0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BELLEVUE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
BELLEVUE                   0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
REDMOND                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SEATTLE                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
SEATTLE                    0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LUTZ                       0   Wells July 26 Libor Arms      5/1 LIBOR ARMS      1 YR LIBOR                     CLTV < 80    LT 6.10
LOS ANGELES                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        26 CLTV < 80    LT 6.10
LOS ANGELES                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
MALIBU                     0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
RANCHO PALO                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
RANCHO PALO                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
SANTA MONIC                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
MALIBU                     0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
LA(PACIF PA                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        31 CLTV < 80    LT 6.10
VILLA PARK                 0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
SAN CLEMENT                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
SAN CLEMENT                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        29 CLTV < 80    LT 6.10
ORANGE                     0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        30 CLTV < 80    LT 6.10
LA QUINTA                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        30 CLTV < 80    LT 6.10
RANCHO SANT                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
LOS ALTOS                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
LOS ALTOS                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        29 CLTV < 80    LT 6.10
LOS ALTOS H                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        30 CLTV < 80    LT 6.10
SARATOGA                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        31 CLTV < 80    LT 6.10
SAN FRANCIS                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 UNITED GUARANLT 6.10
SAN FRANCIS                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
SAN FRANCIS                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        31 CLTV < 80    LT 6.10
PLEASANTON                 0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
OAKLAND                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        33 CLTV < 80    LT 6.10
FREMONT                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
FREMONT                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        35 CLTV < 80    LT 6.10
OAKLAND                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
CONCORD                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
SAN RAMON                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        34 CLTV < 80    LT 6.10
DANVILLE                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        29 CLTV < 80    LT 6.10
DANVILLE                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
DANVILLE                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
MANHATTAN B                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
LOS ANGELES                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        26 CLTV < 80    LT 6.10
LOS ANGELES                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
PALOS VERDE                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
CARMEL                     0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
CARMEL                     0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
SAN RAFAEL                 0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
TIBURON                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
NOVATO                     0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
SAUSALITO                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
MILL VALLEY                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        29 CLTV < 80    LT 6.10
BELVEDERE                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        30 CLTV < 80    LT 6.10
BELVEDERE                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        31 CLTV < 80    LT 6.10
SAINT HELEN                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        30 CLTV < 80    LT 6.10
RANCHO SANT                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
DANA POINT                 0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        29 CLTV < 80    LT 6.10
SAN JUAN CA                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
LAGUNA NIGU                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        31 CLTV < 80    LT 6.10
LAGUNA NIGU                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        34 CLTV < 80    LT 6.10
LAGUNA HILL                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        29 CLTV < 80    LT 6.10
NEWPORT BEA                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
SAN JOSE                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
SAN MARTIN                 0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        31 CLTV < 80    LT 6.10
CUPERTINO                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
LOS GATOS                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        30 CLTV < 80    LT 6.10
FOSTER CITY                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        35 CLTV < 80    LT 6.10
MODESTO                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        30 CLTV < 80    LT 6.10
SANTA BARBA                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        31 CLTV < 80    LT 6.10
THOUSAND OA                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        26 CLTV < 80    LT 6.10
AGOURA HILL                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
THOUSAND OA                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
THOUSAND OA                1   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
THOUSAND OA                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
OAK PARK                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
AGOURA HILL                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        30 CLTV < 80    LT 6.10
WESTLAKE VI                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        31 CLTV < 80    LT 6.10
GREENWICH                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        35 CLTV < 80    LT 6.10
SANIBEL                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        26 CLTV < 80    LT 6.10
OSPREY                     0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
SARASOTA                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
ATLANTA                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
DUNWOODY                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        29 CLTV < 80    LT 6.10
CHICAGO                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        35 CLTV < 80    LT 6.10
LEWISTON                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
KETCHUM                    1   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        26 CLTV < 80    LT 6.10
LONGBOAT KE                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
ELY                        0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
VERO BEACH                 0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
GALVESTON                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
ELDORADO SP                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
STATELINE                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
JACKSON                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        30 CLTV < 80    LT 6.10
SANTA FE                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        31 CLTV < 80    LT 6.10
MCHENRY                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        35 CLTV < 80    LT 6.10
COLUMBIA                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
FLOWER MOUN                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        25 CLTV < 80    LT 6.10
DALLAS                     0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
DALLAS                     0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        28 CLTV < 80    LT 6.10
GREAT FALLS                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        33 CLTV < 80    LT 6.10
GUILFORD                   0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        29 CLTV < 80    LT 6.10
CHEVY CHASE                0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
ANNAPOLIS                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
CHARLOTTE                  0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        30 CLTV < 80    LT 6.10
ATLANTA                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        26 CLTV < 80    LT 6.10
JUPITER                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        26 CLTV < 80    LT 6.10
BLOOMFIELD                 0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        27 CLTV < 80    LT 6.10
SCOTTSDALE                 0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        24 CLTV < 80    LT 6.10
KENT                       0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        29 CLTV < 80    LT 6.10
SEATTLE                    0   BOA                           5/1 LIBOR IO        1 YR LIBOR       360        34 GECM         LT 6.10

                                EXHIBIT A1-A

                       FORM OF CLASS A1-A CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A1-A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A1-A CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A1-A CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A1-A CERTIFICATE

INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM:  _.___%                  INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS A1-A CERTIFICATES
                                    AS OF THE CLOSING DATE: $___________

PERCENTAGE INTEREST: 100%

MINIMUM DENOMINATION:               $25,000 AND $1 IN EXCESS OF $25,000.

 DATE OF THE TRUST                  APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $1,186,528,826

CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO.  ___________
______________________________

(1) For each Distribution Date on or prior to the October 2006 Distribution Date (the "Group 1 Bond Reset Date"), the Certificate Rate on the Class A1-A Certificates will equal the lesser of (x) _.___% per annum and (y) the weighted average of the mortgage interest rates on the Group 1 Loans (as of the preceding Due Date before giving effect to the payments due on that date) less the per annum rates at which each of the servicing fees and the trustee fees are calculated (the "Group 1 Weighted Average Net Rate"). For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate for the Class A1-A Certificates will be a per annum rate equal to the lesser of (x) the Group 1 Weighted Average Net Rate and (y) the one year LIBOR Rate plus _.__%.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A1-A CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A1-A Certificates (the "Class A1-A Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

      Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A1-A Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________           JPMORGAN CHASE BANK,
                                      as Trustee


                                    By:_________________________________
                                             AUTHORIZED OFFICER



                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A1-A CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                    JPMORGAN CHASE BANK,
                                      as Certificate Registrar


                                    By:_________________________________
                                            AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
                                                          -------------------
TEN ENT -as tenants by the                                  (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                      (State)
         and not as Tenants in
         Common


                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER


         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE_________________________________________________________

___________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint _________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         _____________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution: Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                EXHIBIT A1-B

                       FORM OF CLASS A1-B CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A1-B CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A1-B CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A1-B CERTIFICATE IS SUBJECT TO PREPAYMENT FROM
TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.
ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE
LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A1-B CERTIFICATE


INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM:  _.___% (1)              INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS A1-B CERTIFICATES
                                    AS OF THE CLOSING DATE: $___________

PERCENTAGE INTEREST: 100%

MINIMUM DENOMINATION:               $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $1,186,528,826

CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO.  ___________
____________________

(1) For each Distribution Date on or prior to the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-B Certificates will equal the lesser of (x) _.___% per annum and (y) the Group 1 Weighted Average Net Rate. For each Distribution Date after the Group 1 Bond Reset Date, the Certificate Rate on the Class A1-B Certificates will be a per annum rate equal to the lesser of (x) the Group 1 Weighted Average Net Rate and (y) the one year LIBOR Rate plus _.__%.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A1-B CERTIFICATE

       evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A1-B Certificates (the "Class A1-B Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

       Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

       This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A1-B Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

       Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

       The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

       All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

       The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

       The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

       As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

       The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

       The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

       Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

       Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

       THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

       IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________           JPMORGAN CHASE BANK,
                                    as Trustee


                                    By:_________________________________
                                             AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A1-B CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                    JPMORGAN CHASE BANK,
                                    as Certificate Registrar


                                    By:_________________________________
                                             AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian______
TEN ENT -as tenants by the                                  (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                      (State)
         and not as Tenants in
         Common


                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE_________________________________________________________

___________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.


Dated:_____________________         __________________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


                  The assignee should include the following for purposes of

distribution:

                  Distribution shall be made, by wire transfer or

otherwise, in immediately available funds, to ___________________________,

for the account of ___________________, account number _________________,

or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                EXHIBIT A2-A

                       FORM OF CLASS A2-A CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-A CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A2-A CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A2-A CERTIFICATE IS SUBJECT TO PREPAYMENT FROM
TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.
ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE
LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-A CERTIFICATE


INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM: _.___% (1)               INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS A2-A CERTIFICATES
                                    AS OF THE CLOSING DATE: $___________

PERCENTAGE INTEREST: 100%

MINIMUM DENOMINATION:               $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $1,186,528,826


CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO.  ___________

____________________

(1) For each Distribution Date on or prior to the April 2007 Distribution Date (the "Group 2 Bond Reset Date"), the Certificate Rate on the Class A2-A Certificates will equal the lesser of (x) _.___% per annum and (y) the weighted average of the mortgage interest rates on the Group 2 Loans (as of the preceding Due Date before giving effect to the payments due on that date) less the per annum rates at which each of the servicing fees and the trustee fees are calculated (the "Group 2 Weighted Average Net Rate"). For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-A Certificates will be a per annum rate equal to the lesser of (x) the Group 2 Weighted Average Net Rate and (y) the one year LIBOR Rate plus _.__%.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-A CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A2-A Certificates (the "Class A2-A Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A2-A Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                            as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A2-A CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                            JPMORGAN CHASE BANK,
                                            as Certificate Registrar


                                            By:_________________________________
                                                     AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian______
TEN ENT -as tenants by the                                 (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         __________________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

         distribution: Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________,

for the ccount of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                EXHIBIT A2-B

                       FORM OF CLASS A2-B CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-B CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A2-B CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A2-B CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-B CERTIFICATE


INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM:  _.___% (1)              INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS A2-B CERTIFICATES
                                    AS OF THE CLOSING DATE: $___________

PERCENTAGE INTEREST: 100%

MINIMUM DENOMINATION:               $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $1,186,528,826


CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK


NO. __                              CUSIP NO.  ___________
____________________

(1) For each Distribution Date on or prior to the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-B Certificates will equal the lesser of (x) _.___% per annum and (y) the Group 2 Weighted Average Net Rate. For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-B Certificates will be a per annum rate equal to the lesser of (x) the Group 2 Weighted Average Net Rate and (y) the one year LIBOR Rate plus _.__%.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-B CERTIFICATE

     evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A2-B Certificates (the "Class A2-B Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

       Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

       Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

       This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A2-B Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

       Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

       The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

       All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

       The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

       The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

       As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

       The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

       The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

       Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

       Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

       THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

       The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

       Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

       IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                              as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A2-B CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                            JPMORGAN CHASE BANK,
                                              as Certificate Registrar


                                            By:_________________________________
                                                     AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian______
TEN ENT -as tenants by the                                 (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                      (State)
         and not as Tenants in
         Common


                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE_________________________________________________________

___________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         __________________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or

otherwise, in immediately available funds, to ___________________________,

for the account of ___________________, account number _________________,

or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                EXHIBIT A2-C

                       FORM OF CLASS A2-C CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-C CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A2-C CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A2-C CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-C CERTIFICATE


INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM: _.___% (1)               INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS A2-C CERTIFICATES
                                    AS OF THE CLOSING DATE: $__________

PERCENTAGE INTEREST: 100%

MINIMUM
DENOMINATION:                       $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $1,186,528,826


CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO.  ___________

____________________

(1) For each Distribution Date on or prior to the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-C Certificates will equal the lesser of (x) _.___% per annum and (y) the Group 2 Weighted Average Net Rate. For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-C Certificates will be a per annum rate equal to the lesser of (x) the Group 2 Weighted Average Net Rate and (y) the one year LIBOR Rate plus _.__%.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-C CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A2-C Certificates (the "Class A2-C Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A2-C Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

      IN WITNESS WHEREOF, the Custodian has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                              as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS A2-C CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                            JPMORGAN CHASE BANK,
                                              as Certificate Registrar


                                            By:_________________________________
                                                    AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian______
TEN ENT -as tenants by the                                 (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                      (State)
         and not as Tenants in
         Common


                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE________________________________________________________________

________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         __________________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


______________________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                EXHIBIT A2-D

                       FORM OF CLASS A2-D CERTIFICATE


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-D CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A2-D CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS A2-D CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-D CERTIFICATE


INITIAL CERTIFICATE RATE            APPROXIMATE AGGREGATE
PER ANNUM: _.___% (1)               INITIAL CERTIFICATE PRINCIPAL BALANCE
                                    OF THE CLASS A2-D CERTIFICATES
                                    AS OF THE CLOSING DATE: $___________

PERCENTAGE INTEREST: 100%

MINIMUM
DENOMINATION:                       $25,000 AND $1 IN EXCESS OF $25,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE TRUST:
                                    $1,186,528,826

CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO.  ____________


____________________

(1) For each Distribution Date on or prior to the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-D Certificates will equal the lesser of (x) _.___% per annum and (y) the Group 2 Weighted Average Net Rate. For each Distribution Date after the Group 2 Bond Reset Date, the Certificate Rate on the Class A2-D Certificates will be a per annum rate equal to the lesser of (x) the Group 2 Weighted Average Net Rate and (y) the one year LIBOR Rate plus _.__%.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                           CLASS A2-D CERTIFICATE

      evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class A2-D Certificates (the "Class A2-D Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

      Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

      This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class A2-D Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

      Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

      The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

      All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

      The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

      The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

      The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

      The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

      Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicer) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

      Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

      THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

      The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

      Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated: __________________                 JPMORGAN CHASE BANK,
                                            as Trustee


                                          By:_________________________________
                                                     AUTHORIZED OFFICER

                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS A2-D CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.


                                            JPMORGAN CHASE BANK,
                                              as Certificate Registrar


                                          By:_________________________________

                            AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian______
TEN ENT -as tenants by the                                 (Cust)  (Minor)
                  entireties
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                      (State)
         and not as Tenants in
         Common


                 Additional abbreviations may also be used
                       though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF

ASSIGNEE_________________________________________________________

___________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________         __________________________________
                                    NOTICE: The signature to this
                                    assignment must correspond with
                                    the name as written upon the
                                    face of this Certificate in
                                    every particular without
                                    alteration or enlargement or
                                    any change whatever.


_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of

distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by ____________________________, the assignee named above, or

_______________, as agent.

                                 EXHIBIT X1

                        FORM OF CLASS X1 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS X1 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X1 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9,
                            CLASS X1 CERTIFICATE

INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL NOTIONAL AMOUNT
VARIABLE(1)                         AS OF THE CUT-OFF DATE:  $____________

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:               $5,000,000 AND $1 IN EXCESS OF $5,000,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE
                                    TRUST: $1,186,528,826

CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO.  _____________


_________________________

(1) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A1-A and Class A1-B Certificates (the "Class X1 Notional Amount"). On each Distribution Date, the Class X1 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 1 Weighted Average Net Rate minus the Class A1-A Certificate Rate and (ii) the Group 1 Weighted Average Net Rate minus the Class A1-B Certificate Rate in each case, multiplied by (y) one-twelfth and by (z) the Certificate Balance of the Class A1-A and Class A1-B Certificates, respectively. The holders of the Class X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately _.___% multiplied by the certificate balance of the Class B1 Certificates (the "Class B1 Interest Rate Strip") and (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately _.___% multiplied by the certificate balance of the Class B2 Certificates (the "Class B2 Interest Rate Strip" and together with the Class B1 Interest Rate Strip, the "Class B Stripped Amounts").

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS X1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X1 Certificates (the "Class X1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to the excess, if any, of (a) the weighted average Net Rate on the Mortgage Loans as of the beginning date of the related Due Period over (b) the weighted average Pass-Through Rate of the P&I Securities as of such Distribution Date, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X1 Certificates were issued on September 27, 2002 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class X1 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 1 Weighted Average Net Rate minus the Class A1-A Certificate Rate and (ii) the Group 1 Weighted Average Net Rate minus the Class A1-B Certificate Rate in each case, multiplied by
(y) one-twelfth and by (z) the Certificate Balance of the Class A1-A and Class A1-B Certificates, respectively. The holders of the Class X1 Certificates will also be entitled to receive, on each Distribution Date, interest "strips" in an amount equal to the sum of (i) in the case of the Class B1 Certificates, a fixed per annum percentage equal to approximately _.___% multiplied by the certificate balance of the Class B1 Certificates (the "Class B1 Interest Rate Strip") and (ii) in the case of the Class B2 Certificates, a fixed per annum percentage equal to approximately _.___% multiplied by the certificate balance of the Class B2 Certificates (the "Class B2 Interest Rate Strip" and together with the Class B1 Interest Rate Strip, the "Class B Stripped Amounts"). The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X1 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                            as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS X1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                              as Certificate Registrar


                                            By:_________________________________
                                                     AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

___________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT X2

                        FORM OF CLASS X2 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS X2 CERTIFICATE

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THE YIELD TO THE HOLDER OF THIS CERTIFICATE WILL BE EXTREMELY SENSITIVE TO THE RATE OF PRINCIPAL PAYMENTS (INCLUDING PREPAYMENTS) ON THE MORTGAGE LOANS.

THIS CLASS X2 CERTIFICATE SHALL NOT BE ENTITLED TO ANY DISTRIBUTIONS WITH RESPECT TO PRINCIPAL.

THIS CLASS X2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9,
                             CLASS X2 CERTIFICATE



INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL NOTIONAL AMOUNT:
VARIABLE (1)                        AS OFTHE CUT-OFF DATE:  $___________

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:               $5,000,000 AND $1 IN EXCESS OF $5,000,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE
                                    TRUST: $1,186,528,826


CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO.  ____________


________________________

(1) The approximate Certificate Rate for the first Distribution Date is stated as one-twelfth of a percentage of the aggregate Certificate Balance of the Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates (the "Class X2 Notional Amount"). On each Distribution Date, the Class X2 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 2 Weighted Average Net Rate minus the Class A2-A Certificate Rate, (ii) the Group 2 Weighted Average Net Rate minus the Class A2-B Certificate Rate, (iii) the Group 2 Weighted Average Net Rate minus the Class A2-C Certificate Rate and (iv) the Group 2 Weighted Average Net Rate minus the Class A2-D Certificate Rate, in each case, multiplied by (y) one-twelfth and by (z) the Certificate Balance of the Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates, respectively.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS X2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICER, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class X2 Certificates (the "Class X2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         This Certificate will not be entitled to any distribution of principal. Interest on this Certificate will accrue (based on a 360-day year of twelve 30-day months) from the first day of the month preceding the month in which a Distribution Date occurs through the Accounting Date for such Distribution Date in an amount equal to the excess, if any, of (a) the weighted average Net Rate on the Mortgage Loans as of the beginning date of the related Due Period over (b) the weighted average Pass-Through Rate of the P&I Securities as of such Distribution Date, as further described in the Trust Agreement. Interest allocated to this Certificate on any Distribution Date will be in an amount equal to this Certificate's pro rata share of the aggregate Available Distribution to be distributed on the Certificates of this Class as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pas-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing the Percentage Interest specified on the face hereof in the Class of Certificates specified on the face hereof. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Interest shortfalls on the Mortgage Loans shall be allocated on the applicable Distribution Date to Holders in the manner set forth in the Trust Agreement. All losses on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Class X2 Certificates were issued on September 27, 2002 with original issue discount ("OID") for federal income tax purposes. On each Distribution Date, the Class X2 Certificates will be entitled to receive an amount equal to (x) the sum of (i) the Group 2 Weighted Average Net Rate minus the Class A2-A Certificate Rate, (ii) the Group 2 Weighted Average Net Rate minus the Class A2-B Certificate Rate, (iii) the Group 2 Weighted Average Net Rate minus the Class A2-C Certificate Rate and (iv) the Group 2 Weighted Average Net Rate minus the Class A2-D Certificate Rate, in each case, multiplied by (y) one-twelfth and by (z) the Certificate Balance of the Class A2-A, Class A2-B, Class A2-C and Class A2-D Certificates, respectively. The actual yield to maturity and OID may differ from the projected amounts. Certificateholders should be aware that the methodology for accruing OID on the Class X2 Certificates is not entirely clear under current law.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                                as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS X2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                as Certificate Registrar


                                            By:_________________________________

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

______________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT B1

                        FORM OF CLASS B1 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B1 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B1 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B1 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM
TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.
ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE
LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9,
                             CLASS B1 CERTIFICATE



INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL CERTIFICATE
_.___%                              PRINCIPAL BALANCE OF THE CLASS B1
                                    CERTIFICATES: $__________

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE
                                    TRUST: $1,186,528,826

CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO.  _____________

_______________________

(1) For the initial Distribution Date, the Certificate Rate on the B1 Certificate will equal approximately 5.054% per annum. On each Distribution Date thereafter, the Class B1 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date) less the Class B1 Interest Rate Strip.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B1 Certificates (the "Class B1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B1 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on September 27, 2002 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                               as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

_______________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT B2

                        FORM OF CLASS B2 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B2 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B2 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B2 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM
TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.
ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE
LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9,
                             CLASS B2 CERTIFICATE



INITIAL CERTIFICATE RATE:           APPROXIMATE INITIAL CERTIFICATE
_.___%                              PRINCIPAL BALANCE OF THE CLASS B2
                                    CERTIFICATES:  $_________
PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE
                                    TRUST: $1,186,528,826


CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO.  _____________

_______________________

(1) For the initial Distribution Date, the Certificate Rate on the B2 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B2 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date) less the Class B2 Interest Rate Strip.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B2 Certificates (the "Class B2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B2 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on September 27, 2002 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                                as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

______________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT B3

                        FORM OF CLASS B3 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B3 CERTIFICATE


UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS B3 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B3 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM
TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.
ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE
LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9,
                             CLASS B3 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
_.___% (1)                          PRINCIPAL BALANCE OF THE CLASS B3
                                    CERTIFICATES:  $_________

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE
                                    TRUST: $1,186,528,826

CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK


NO. __                              CUSIP NO.  _____________
________________________

(1) For the initial Distribution Date, the Certificate Rate on the B3 Certificate will equal approximately _.___% per annum. On each Distribution Date thereafter, the Class B3 Certificate Rate will equal the weighted average of the net rates of the two loan groups supporting the Class B Certificates (as of the preceding Due Date before giving effect to the payments due on that date).

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

THIS CERTIFIES THAT:

                                 CEDE & CO.

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class B3 Certificates (the "Class B3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B3 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on September 27, 2002 with original issue discount ("OID") for federal income tax purposes. The Initial Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                                as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

______________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT B4

                        FORM OF CLASS B4 CERTIFICATE


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B4 CERTIFICATE

THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B4 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B4 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B4 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM
TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.
ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE
LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9,
                             CLASS B4 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
_.___% (1)                          PRINCIPAL BALANCE OF THE CLASS B4
                                    CERTIFICATES:  $_________

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE
                                    TRUST: $1,186,528,826

CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                              CUSIP NO.  ____________

________________________

(1) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately _.___% per annum. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Net WAC Rate.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B4 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                         GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2002-9, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to ____________________, or registered assigns, upon presentation and surrender of this Certificate (the "Class B4 Certificate") the principal sum of U.S. $_________ payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B4 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on September 27, 2002 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                                as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B4 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

______________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT B5

                        FORM OF CLASS B5 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B5 CERTIFICATE



THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B5 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B5 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B5 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM
TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.
ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE
LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9,
                             CLASS B5 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
_.___% (1)                          PRINCIPAL BALANCE OF THE CLASS B5
                                    CERTIFICATES:  $_________

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE
                                    TRUST: $1,186,528,826


CLOSING DATE:                      SERVICERS:
SEPTEMBER 27, 2002                 BANK OF AMERICA, N.A.
                                   WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                    TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                   CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                             CUSIP NO.  _____________

________________________

(1) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately _.___% per annum. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Net WAC Rate.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B5 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2002-9, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to ____________________, or registered assigns, upon presentation and surrender of this Certificate (the "Class B5 Certificate") the principal sum of U.S. $_________ payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B5 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on September 27, 2002 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                               as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B5 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

_______________________, the assignee named above, or ______________, as agent.

                                 EXHIBIT B6

                        FORM OF CLASS B6 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B6 CERTIFICATE


THE CERTIFICATE EVIDENCED HEREBY HAS NOT BEEN AND WILL NOT BE REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED, OR OTHERWISE TRANSFERRED EXCEPT (A)(1) TO A BUYER THAT THE SELLER OF SUCH CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS B6 CERTIFICATE IS SUBORDINATED TO THE EXTENT DESCRIBED HEREIN AND IN THE TRUST AGREEMENT REFERENCED HEREIN.

THIS CLASS B6 CERTIFICATE REPRESENTS A REMIC REGULAR INTEREST FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS B6 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9,
                             CLASS B6 CERTIFICATE


INITIAL CERTIFICATE RATE:           AGGREGATE INITIAL CERTIFICATE
_.___% (1)                          PRINCIPAL BALANCE OF THE CLASS B6
                                    CERTIFICATES:  $_________

PERCENTAGE INTEREST:  100%

MINIMUM DENOMINATION:               $250,000 AND $1 IN EXCESS OF $250,000

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE
                                    TRUST: $1,186,528,826


CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                     CUSTODIAN:  JPMORGAN CHASE BANK

NO. __                               CUSIP NO.  _____________

________________________

(1) For the initial Distribution Date, the Certificate Rate on the Class B4, Class B5 and Class B6 Certificates will equal approximately _.___% per annum. On each Distribution Date thereafter, the Certificate Rate on this certificate will equal the Net WAC Rate.

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS B6 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust consisting of the entire beneficial ownership of two pools of certain adjustable-rate single family, fully amortizing, first lien Mortgage Loans formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN, AND IS NOT GUARANTEED BY, GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE TRUSTEE, THE CUSTODIAN OR ANY OF THEIR AFFILIATES.

         GS Mortgage Loan Trust, Series 2002-9, a business trust organized and existing under the laws of the State of New York (herein referred to as the "Trust"), for value received, hereby promises to pay to ____________________, or registered assigns, upon presentation and surrender of this Certificate (the "Class B6 Certificate") the principal sum of U.S. $_________ payable as set forth below and in the Trust Agreement referred to below.

         The Trust was created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), among GS Mortgage Certificates Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as trustee and custodian (in such capacities the "Trustee" and the "Custodian"), a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Principal of and interest on this Certificate will be paid in accordance with the terms of the Trust Agreement and the Sale and Servicing Agreements. Principal and interest allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the related Available Distribution to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         By receipt of this Certificate, the Holder is deemed to represent that: (1) it (A) is a Qualified Institutional Buyer, (B) is aware that the sale of this Certificate to it is being made in reliance on Rule 144A and
(C) is acquiring this Certificate for its own account or for the account of a Qualified Institutional Buyer, as the case may be and (2) it understands that this Certificate has not been and will not be registered under the Securities Act and may not be reoffered, resold, or otherwise transferred except (A) to person who the Holder reasonably believes is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A, and (B) in accordance with all applicable state securities laws.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Certificate Balance of all the Class B6 Certificates. The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. The Certificates will evidence in the aggregate 100% of the beneficial ownership of the Trust.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates and each of the Subordinate Certificates will be subordinated to each of the other Subordinate Certificates with a lower numerical class designation, if any. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         This Certificate was issued on September 27, 2002 with original issue discount ("OID") for federal income tax purposes. For the Initial Distribution Date, the Certificate Rate on these Certificates will equal approximately _.___%. On each Distribution Date thereafter, the Certificate Rate on these certificates will equal the Class B Certificate Rate. The actual yield to maturity and OID amounts may differ from the projected amounts.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Holders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated in accordance with the Trust Agreement. Payment shall be made either (1) by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date or (2) by wire transfer of immediately available funds to the account of a Certificateholder at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Custodian in writing by the Record Date immediately prior to such Distribution Date and such Certificateholders is the registered owner of Regular Certificates with an initial Certificate Balance of at least $1,000,000. The Custodian may charge the Certificateholder a fee for any payment made by wire transfer. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Trustee and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor, the Trustee and the Custodian with the consent of the Certificateholders entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Certificateholder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholders.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to any limitations on transfer of this Certificate by a Depository or its nominee and certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Certificate Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         The Depositor, the Servicers, the Trustee, Custodian and the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee, the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Trustee, the Custodian, the Servicers, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued and unpaid interest thereon, to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued and unpaid interest thereon at the Certificate Rate, to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian (the "Par Price"), or (b) the greater of (i) the Par Price and (ii) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Servicers) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement.

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not defined herein shall have the meaning given them in the Trust Agreement.


IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  __________________                  JPMORGAN CHASE BANK,
                                                 as Trustee


                                            By:_________________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

                  THIS IS ONE OF THE CLASS B6 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                            JPMORGAN CHASE BANK,
                                                 as Certificate Registrar


                                            By:_________________________________
                                                      AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

_____________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT R1

                        FORM OF CLASS R1 CERTIFICATE


                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS R1 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R1 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R1 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R1 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R1 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R1 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM
TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.
ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE
LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                             CLASS R1 CERTIFICATE


INITIAL CERTIFICATE RATE PER        AGGREGATE INITIAL CERTIFICATE
ANNUM: _.___%(2)                    PRINCIPAL BALANCE OF THE CLASS R1
                                    CERTIFICATES:  $100

PERCENTAGE INTEREST:  __.__%

DENOMINATION:  $100

DATE OF THE TRUST                   APPROXIMATE AGGREGATE
AGREEMENT:                          SCHEDULED PRINCIPAL BALANCE
SEPTEMBER 1, 2002                   AS OF THE CUT-OFF DATE OF THE
                                    MORTGAGE LOANS HELD BY THE
                                    TRUST: $1,186,528,826


CLOSING DATE:                       SERVICERS:
SEPTEMBER 27, 2002                  BANK OF AMERICA, N.A.
                                    WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002

FINAL SCHEDULED                     TRUSTEE:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032
                                    CUSTODIAN:  JPMORGAN CHASE BANK


NO. __                              CUSIP NO.  _____________


__________________

(2) The Certificate Rate will equal the Group 2 Weighted Average Net Rate which for the initial Distribution Date will equal approximately _.___%.

                         GS MORTGAGE SECURITIES CORP.
        MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-9
                             CLASS R1 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             ____________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R1 Certificates (the "Class R1 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R1 Certificates. The Class R1 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. This Certificate will evidence in the aggregate __.__% of the balance of the Class R1 Certificates.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R1 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R1 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R1 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R1 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R1 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R1 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R1 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R1 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R1 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R1 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R1 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R1 Certificate has "tax avoidance potential" as defined in Treasury Regulations
Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R1 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R1 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: __________________                   JPMORGAN CHASE BANK,
                                                as Trustee


                                            BY: _______________________________
                                                      AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R1 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                           JPMORGAN CHASE BANK,
                                                As Certificate Registrar


                                            BY: _______________________________
                                                      AUTHORIZED OFFICER

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

______________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT R2

                        FORM OF CLASS R2 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS R2 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R2 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R2 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R2 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R2 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R2 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE. ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                             CLASS R2 CERTIFICATE


INITIAL CERTIFICATE RATE PER                 AGGREGATE INITIAL CERTIFICATE
ANNUM:  _.___%(3)                            PRINCIPAL BALANCE OF THE
                                             CLASS R2 CERTIFICATES:  $50

PERCENTAGE INTEREST:  __.__%

DENOMINATION:  $50
                                             APPROXIMATE AGGREGATE
DATE OF THE TRUST                            SCHEDULED PRINCIPAL BALANCE
AGREEMENT:                                   AS OF THE CUT-OFF DATE OF THE
SEPTEMBER 1, 2002                            MORTGAGE LOANS HELD BY THE
                                             TRUST: $1,186,528,826

                                             SERVICERS:
CLOSING DATE:                                BANK OF AMERICA, N.A.
SEPTEMBER 27, 2002                           WELLS FARGO HOME MORTGAGE, INC.

FIRST DISTRIBUTION DATE:                     TRUSTEE:  JPMORGAN CHASE BANK
OCTOBER 25, 2002
                                             CUSTODIAN:  JPMORGAN CHASE BANK
FINAL SCHEDULED
DISTRIBUTION DATE:
OCTOBER 25, 2032

NO. ______                                        CUSIP NO.  _____________


_______________

(3) The Certificate Rate will equal the Group 2 Weighted Average Net Rate which for the initial Distribution Date will equal approximately _.___%.

                         GS MORTGAGE SECURITIES CORP.
        MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-9
                             CLASS R2 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             ____________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R2 Certificates (the "Class R2 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R2 Certificates. The Class R2 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. This Certificate will evidence in the aggregate __.__% of the balance of the Class R2 Certificates.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R2 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R2 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R2 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R2 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R2 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R2 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R2 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R2 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R2 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R2 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R2 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R2 Certificate has "tax avoidance potential" as defined in Treasury Regulations
Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R2 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R2 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of: (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor, when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of (a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: __________________                   JPMORGAN CHASE BANK,
                                                 as Trustee



                                            BY: _______________________________
                                                     AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R2 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                             JPMORGAN CHASE BANK,
                                                   As Certificate Registrar


                                             BY:  ______________________________
                                                      AUTHORIZED SIGNATORY

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

_______________________, the assignee named above, or _______________, as agent.

                                 EXHIBIT R3

                        FORM OF CLASS R3 CERTIFICATE

                  GS MORTGAGE SECURITIES CORP., DEPOSITOR
             MORTGAGE PASS THROUGH CERTIFICATES, SERIES 2002-9
                            CLASS R3 CERTIFICATE

ANY TRANSFEREE OF THIS CERTIFICATE MUST DELIVER TO THE CUSTODIAN A RESIDUAL TRANSFEREE AGREEMENT CONTAINING CERTAIN REPRESENTATIONS AND COVENANTS, AND AN AFFIDAVIT RELATING TO VARIOUS TAX MATTERS, ALL AS DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN. NO TRANSFER OF A CLASS R3 CERTIFICATE SHALL BE PERMITTED TO BE MADE TO A DISQUALIFIED ORGANIZATION, WHICH GENERALLY INCLUDES ANY ENTITY THAT WOULD BE EXEMPT FROM FEDERAL INCOME TAXATION (INCLUDING THE TAX ON UNRELATED BUSINESS TAXABLE INCOME) ON INCOME DERIVED FROM THIS CLASS R3 CERTIFICATE. NOTWITHSTANDING THE FULFILLMENT OF THE PREREQUISITES DESCRIBED ABOVE, THE CUSTODIAN MAY REFUSE TO RECOGNIZE A TRANSFER TO THE EXTENT NECESSARY TO AVOID A RISK OF (1) DISQUALIFICATION OF THE RELATED REMIC AS A REMIC OR (2) THE IMPOSITION OF A TAX UPON SUCH REMIC. NO TRANSFER OF LESS THAN AN ENTIRE INTEREST IN A CLASS R3 CERTIFICATE MAY BE MADE UNLESS (1) THE INTEREST TRANSFERRED IS AN UNDIVIDED INTEREST OR (2) THE TRANSFEROR OR THE TRANSFEREE HAS PROVIDED THE CUSTODIAN WITH AN OPINION THAT THE TRANSFER WILL NOT JEOPARDIZE THE REMIC STATUS OF THE RELATED REMIC. RESTRICTIONS ON TRANSFER OF THIS CERTIFICATE ARE DESCRIBED MORE FULLY HEREIN.

NOTWITHSTANDING THE ABOVE, THIS CERTIFICATE MAY NOT BE PURCHASED BY OR PLEDGED, SOLD OR OTHERWISE TRANSFERRED TO ANY PERSON THAT IS AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE FIDUCIARY RESPONSIBILITY PROVISIONS OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR ANY PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR USING THE ASSETS OF SUCH PLAN TO ACQUIRE THIS CERTIFICATE (A "PLAN INVESTOR").

THIS CLASS R3 CERTIFICATE REPRESENTS A REMIC RESIDUAL INTEREST IN THE "ISSUING REMIC" DESCRIBED IN THE TRUST AGREEMENT REFERRED TO HEREIN UNDER THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, FOR FEDERAL INCOME TAX PURPOSES.

THE PRINCIPAL OF THIS CLASS R3 CERTIFICATE IS SUBJECT TO PREPAYMENT FROM
TIME TO TIME WITHOUT SURRENDER OF OR NOTATION ON THIS CERTIFICATE.
ACCORDINGLY, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE MAY BE
LESS THAN THAT SET FORTH BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
ASCERTAIN ITS CURRENT CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE CUSTODIAN.

                    GS MORTGAGE SECURITIES CORP., DEPOSITOR
               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2002-9
                             CLASS R3 CERTIFICATE


INITIAL CERTIFICATE RATE PER                 AGGREGATE INITIAL CERTIFICATE
ANNUM: _.___%(4)                             PRINCIPAL BALANCE OF THE CLASS R3
                                             CERTIFICATES: $50

PERCENTAGE INTEREST:  __.__%

DENOMINATION:  $50                           APPROXIMATE AGGREGATE
                                             SCHEDULED PRINCIPAL BALANCE
DATE OF THE TRUST                            AS OF THE CUT-OFF DATE OF THE
AGREEMENT:                                   MORTGAGE LOANS HELD BY THE
SEPTEMBER 1, 2002                            TRUST:  $1,186,528,826

CLOSING DATE:                                SERVICERS:
SEPTEMBER 27, 2002                           BANK OF AMERICA, N.A.
                                             WELLS FARGO HOME MORTGAGE, INC.
FIRST DISTRIBUTION DATE:
OCTOBER 25, 2002                             TRUSTEE:  JPMORGAN CHASE BANK

FINAL SCHEDULED                              CUSTODIAN:  JPMORGAN CHASE BANK
DISTRIBUTION DATE:
OCTOBER 25, 2032

NO. __                                       CUSIP NO. ___________


__________________

(4) The Certificate Rate will equal the Group 2 Weighted Average Net Rate which for the initial Distribution Date will equal approximately _.___%.

                         GS MORTGAGE SECURITIES CORP.
        MORTGAGE PARTICIPATION PASS THROUGH CERTIFICATES, SERIES 2002-9
                             CLASS R3 CERTIFICATE

         evidencing a beneficial ownership interest in a Trust that consists primarily of two pools of residential mortgage loans secured by first liens on real estate (the "Mortgage Loans") formed and sold by

                        GS MORTGAGE SECURITIES CORP.

THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN GS MORTGAGE SECURITIES CORP., THE SERVICERS, THE CUSTODIAN, THE TRUSTEE OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

THIS CERTIFIES THAT:

                             ____________________

is the registered owner of the Percentage Interest evidenced by this Certificate in the Class R3 Certificates (the "Class R3 Certificates") issued by the trust (the "Trust") created pursuant to a trust agreement, dated as specified above (the "Trust Agreement"), between GS Mortgage Securities Corp., as Depositor (hereinafter the "Depositor," which term includes any successor entity under the Trust Agreement), JPMorgan Chase Bank, as Trustee and Custodian (in such capacities the "Trustee" and the "Custodian") a summary of certain of the pertinent provisions of which is set forth hereafter. The Trust consists primarily of two pools of Mortgage Loans. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement and also is subject to certain terms and conditions set forth in (a) a Mortgage Loan Sale and Servicing Agreement, dated as of August 1, 2002 (the "Bank of America Sale and Servicing Agreement") between the Company, as purchaser and Bank of America, N.A. ("Bank of America"), as seller and servicer and (b) a Seller's Warranties and Servicing Agreement, dated as of August 1, 2002 (the "August Sale and Servicing Agreement") and a Seller's Warranties and Servicing Agreement, dated as of September 1, 2002 (the "September Sale and Servicing Agreement" and together with the August Sale and Servicing Agreement, the "Wells Fargo Sale and Servicing Agreements" and such Wells Fargo Sale and Servicing Agreements, together with the Bank of America Sale and Servicing Agreement, the "Sale and Servicing Agreements"), each between the Company, as purchaser and Wells Fargo Home Mortgage, Inc. ("Wells Fargo"), as seller and servicer, to which Sale and Servicing Agreements the Holder of this Certificate, by virtue of the acceptance hereof, assents and by which such Certificateholder is bound.

         Distributions of principal of and interest on this Certificate (including the final distribution on this Certificate) will be made out of the related Available Distribution Amount, to the extent and subject to the limitations set forth in the Trust Agreement, on the 25th day of each month, or if such day is not a Business Day, the next succeeding Business Day, beginning in October 2002 (each, a "Distribution Date"), commencing on the first Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month of such distribution (the "Record Date"). All sums distributable on this Certificate are payable in the coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

         Distributions on this Certificate will be paid in accordance with the terms of the Trust Agreement. Distributions allocated to this Certificate on any Distribution Date will be an amount equal to this Certificate's Percentage Interest of the Available Distribution Amount to be distributed on this Class of Certificates as of such Distribution Date, with a final distribution to be made upon retirement of this Certificate as set forth in the Trust Agreement.

         This Certificate is one of a duly authorized issue of Certificates designated as Mortgage Pass-Through Certificates, Series 2002-9 (herein called the "Certificates"), and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the quotient, expressed as a percentage, obtained by dividing the denomination of this Certificate specified on the face hereof by the aggregate Class Principal Balance of the Class R3 Certificates. The Class R3 Certificates are sometimes referred to as the "Issuing REMIC Residual Interest." The Certificates are issued in multiple Classes designated as specifically set forth in the Trust Agreement. This Certificate will evidence in the aggregate __.__% of the balance of the Class R3 Certificates.

         Realized Losses and interest shortfalls on the Mortgage Loans shall be allocated among the Classes of Certificates on the applicable Distribution Date in the manner set forth in the Trust Agreement. To the extent provided in the Trust Agreement, with respect to Realized Losses and interest shortfalls, the Subordinate Certificates will be subordinated to the other Classes of Certificates, and the Class B Certificates will be subordinated to the Class A Certificates. All Realized Losses and interest shortfalls on the Mortgage Loans allocated to any Class of Certificates will be allocated pro rata among the outstanding Certificates of such Class, as described in the Trust Agreement.

         The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans, all as more specifically set forth in the Trust Agreement. As provided in the Trust Agreement, withdrawals from the Collection Accounts, the Certificate Account and related accounts shall be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of Advances made, or certain expenses incurred, with respect to the Mortgage Loans and administration of the Trust.

         All distributions or allocations made with respect to each Class on any Distribution Date shall be allocated pro rata among the outstanding Certificates of such Class based on the Certificate Principal Balance of each such Certificate. Payment shall be made by check mailed to the address of each Certificateholder as it appears in the Certificate Register on the Record Date immediately prior to such Distribution Date. Final distribution on the Certificates will be made only upon surrender of the Certificates at the offices of the Certificate Registrar set forth in the notice of such final distribution.

         An election will be made to treat certain of the assets assigned to the Trust as three separate real estate mortgage investment conduits ("REMICs") under the Internal Revenue Code of 1986, as amended (the "Code"). Assuming that the elections are made properly and that certain qualification requirements concerning the Mortgage Loans and the Certificates are met, the Holder of this Certificate will be treated for federal income tax purposes as the beneficial owner of a "residual interest" in the Issuing REMIC. Accordingly, the Holder of this Class R3 Certificate will be taxed on its pro rata share of the Issuing REMIC's taxable income or net loss. The requirement that the Holder of this Class R3 Certificate report its pro rata share of such income or loss will continue until there are no Certificates of any Class outstanding.

         Pursuant to (and subject to the limitations set forth in) the Trust Agreement, the Custodian or one of its affiliates, as agent of the REMIC (the "Tax Matters Person" or "TMP"), will provide each Holder of a Class R3 Certificate with information sufficient to enable such Certificateholder to prepare (i) its federal income tax and information returns and (ii) any reports required by the Code regarding the Certificates, except where such information is provided to each such Certificateholder by the Custodian pursuant to the Trust Agreement. As the holder of a residual interest in a REMIC, the Holder of a Class R3 Certificate will have continuing administrative rights and obligations generally similar to those of a partner with respect to its partnership. Such rights and obligations principally concern the REMIC's federal income tax and information returns and the representation of the REMIC in administrative or judicial proceedings involving the Internal Revenue Service. The TMP, however, will act on behalf of the Holders of the Class R3 Certificates as the REMIC's representative for such proceedings. The REMIC's federal tax and information returns will be prepared by the TMP, and signed and filed by the Custodian. Pursuant to the Trust Agreement, if the TMP is unable for any reason to fulfill its duties as TMP, then the Holder of the largest Percentage Interest of the Class R3 Certificates, without compensation, shall become the successor TMP for the Issuing REMIC.

         By accepting this Certificate, the Holder of this Certificate agrees to be bound by the provisions of the Trust Agreement, and in particular, agrees that it shall (i) take any action required by the Code or Treasury regulations thereunder in order to create or maintain the REMIC status of the Issuing REMIC and (ii) refrain from taking any action that could endanger such status.

         The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor and the Custodian and the rights of the Certificateholders under the Trust Agreement at any time by the Depositor and the Custodian with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the holders of any of the Certificates.

         The Certificates are issuable in fully registered form only, without coupons, in denominations specified in the Trust Agreement. As provided in the Trust Agreement and subject to certain limitations set forth in the Trust Agreement, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the principal Corporate Trust Office of the Custodian or such other offices or agencies appointed by the Custodian for that purpose and such other locations provided in the Trust Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to, the Custodian and the Certificate Registrar duly executed by the Certificateholder hereof, or such Certificateholder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in the same aggregate Class Principal Balance will be issued to the designated transferee or transferees.

         As provided in the Trust Agreement and subject to certain limitations therein set forth, this Certificate is exchangeable for a new Certificate of the same Class in the same denomination. No service charge will be made for any such registration of transfer or exchange, but the Custodian may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

         No transfer of any Class R3 Certificates shall be made unless that transfer is made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Act") and effective registration or qualification under applicable state certificates laws, or is made in a transaction that does not require such registration or qualification. In the event that a transfer is to be made without registration or qualification under the Act and applicable state certificates laws, the Custodian shall require that the transferee certify as to facts that, if true, would mean that the proposed transferee is a Qualified Institutional Buyer. Neither the Depositor nor the Custodian is obligated to register or qualify any of the Class R3 Certificates under the Act or any other certificates law or to take any action not otherwise required under the Trust Agreement to permit the transfer of such Certificates without such registration or qualification. Any such Certificateholder desiring to effect such transfer shall, and does hereby agree to, indemnify the Depositor and the Custodian against any liability that may result if the transfer is not exempt from registration under the Act and all applicable state certificates laws or is not made in accordance with such federal and state laws.

         Notwithstanding anything herein to the contrary, any purported transfer of a Class R3 Certificate to or on behalf of a Plan Investor shall be null and void.

         In addition, the Custodian shall not register any transfer of a Class R3 Certificate (including any beneficial interest therein) to a Disqualified Organization. In addition, no Class R3 Certificate (or any beneficial interest therein) may be transferred unless the proposed transferee thereof provides the Custodian with (i) a Residual Transferee Agreement and (ii) (A) if the proposed transferee is a Non-U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-1 to the Standard Terms and a certificate of the transferor stating whether the Class R3 Certificate has "tax avoidance potential" as defined in Treasury Regulations Section 1.860G-3(a)(2) or (B) if the proposed transferee is a U.S. Person, an affidavit of the proposed transferee in substantially the form attached as Exhibit G-2 to the Standard Terms. Notwithstanding the fulfillment of the prerequisites described above, the Custodian may refuse to recognize any transfer to the extent necessary to avoid a risk of (i) disqualification of the Issuing REMIC as a REMIC or (ii) the imposition of a tax upon the Issuing REMIC. Any attempted transfer in violation of the foregoing restrictions shall be null and void and shall not be recognized by the Custodian.

         If a tax or a reporting cost is borne by the Issuing REMIC as a result of the transfer of a Class R3 Certificate (or any beneficial interest therein) in violation of the restrictions set forth herein and in the Trust Agreement, the Custodian shall pay such tax or reporting cost with amounts that otherwise would have been paid to the transferee of the Class R3 Certificate (or beneficial interest therein). In that event, neither the transferee nor the transferor shall have any right to seek repayment of such amounts from the Depositor or the Custodian, the Trust, the Issuing REMIC, or any other Holders, and none of such parties shall have any liability for payment of any such tax or reporting cost.

         The Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar and any agent of the Depositor, the Servicers, the Trustee the Custodian or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Trustee, the Custodian, the Certificate Registrar or any such agent shall be affected by notice to the contrary.

         The obligations created by the Trust Agreement will terminate upon payment to the Certificateholders of all amounts held in the Collection Accounts and the Certificate Account required to be paid to the Certificateholders pursuant to the Trust Agreement, following the earlier of:
(i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust or the disposition of all property acquired upon foreclosure of any such Mortgage Loan and (ii) the repurchase of all the assets of the Trust by the Servicer or the Depositor when the aggregate Scheduled Principal Balance of the Mortgage Loans equals 10% or less of the aggregate Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date. Written notice of termination will be given to each Certificateholder, and the final distribution will be made only upon surrender and cancellation of the Certificates at an office or agency appointed by the Custodian which will be specified in the notice of termination.

         Any such repurchase of Mortgage Loans and property acquired in respect of the Mortgage Loans shall be made at a price equal to the greater of
(a) 100% of the Scheduled Principal Balance of each Mortgage Loan remaining in the Trust on the day of such purchase, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, plus the lesser of (i) the Scheduled Principal Balance of the Mortgage Loan for any REO Property remaining in the Trust, plus accrued interest thereon at the Certificate Rate (less the related Servicing Fee Rate) to the last day in the month in which the Termination Price is distributed to Certificateholders, and (ii) the current appraised value of any such REO Property, such appraisal to be conducted by an appraiser satisfactory to the Custodian, and (b) the sum of the aggregate fair market value of all of the assets of the Trust (as determined by the Custodian in consultation with the Underwriter (or, if the Underwriter is unwilling or unable to serve in that capacity, a financial advisor selected by the Custodian in a commercially reasonable manner, whose fees will be an expense of the Depositor (or of such other person causing such Termination Purchase)) based upon the mean of bids from at least three recognized broker/dealers that deal in similar assets) as of the close of business on the third Business Day preceding the date upon which notice of any such termination is furnished to Certificateholders pursuant to the Trust Agreement. The fair market value of the assets in the Trust or the appraised value of any REO Property shall be based upon the inclusion of accrued interest to the last day of the month in which the Termination Price is distributed to the Certificateholders, at the applicable Certificate Rate (less the related Servicing Fee Rate) on the Scheduled Principal Balance of each Mortgage Loan (including any Mortgage Loan which became an REO Property as to which an REO Disposition has not occurred).

         Unless the certificate of authentication hereon has been executed by the Certificate Registrar, by manual signature, this Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

         THIS CERTIFICATE AND THE TRUST AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK.

         The Trustee has executed this Certificate on behalf of the Trust as Trustee under the Trust Agreement, and the Trustee shall be liable hereunder only in respect of the assets of the Trust.

         Capitalized terms used herein and not otherwise defined shall have the meaning given them in the Trust Agreement.

         IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.


Dated: ___________________                    JPMORGAN CHASE BANK,
                                                  as Trustee



                                              BY: ______________________________
                                                      AUTHORIZED OFFICER


                       CERTIFICATE OF AUTHENTICATION

         THIS IS ONE OF THE CLASS R3 CERTIFICATES REFERRED TO IN THE WITHIN-MENTIONED TRUST AGREEMENT.

                                              JPMORGAN CHASE BANK,
                                                 As Certificate Registrar



                                              BY: ______________________________
                                                      AUTHORIZED OFFICER

                               ABBREVIATIONS


The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-as tenants in common        UNIF GIFT MIN ACT -    Custodian
TEN ENT -as tenants by the                                 -----------------
             entireties                                    (Cust)  (Minor)
JT TEN- as joint tenants with       Under Uniform Gifts to Minors Act________
         rights of survivorship                                       (State)
         and not as Tenants in
         Common


                   Additional abbreviations may also be used
                         though not in the above list.

                              FORM OF TRANSFER

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________

PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF
ASSIGNEE ________________________________________________________

___________________________________________________________________________
(Please print or typewrite name and address of assignee)

the within Certificate and does hereby irrevocably constitute and appoint

_________________________ (Attorney) to transfer the said Certificate in the Certificate Register of the within-named Trust, with full power of substitution in the premises.

Dated:_____________________                 _____________________________
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the
                                            face of this Certificate in
                                            every particular without
                                            alteration or enlargement or
                                            any change whatever.

_____________________________
SIGNATURE GUARANTEED:  The
signature must be guaranteed
by a commercial bank or trust
company or by a member firm of
the New York Stock Exchange for
another national Certificates exchange.
Notarized or witnessed signatures
are not acceptable.

                         DISTRIBUTION INSTRUCTIONS


         The assignee should include the following for purposes of distribution:

         Distribution shall be made, by wire transfer or otherwise, in immediately available funds, to ___________________________, for the account of ___________________, account number _________________, or if mailed by check to __________________________. Applicable reports and statements should be mailed to __________________________. This information is provided by

______________________, the assignee named above, or _______________, as agent.